As Filed with the Securities and Exchange Commission on April 29, 2015

REGISTRATION NO. 333-168710

811-05846

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 14

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 135

DELAWARE LIFE VARIABLE ACCOUNT F

(Exact Name of Registrant)

DELAWARE LIFE INSURANCE COMPANY

(Name of Depositor)

96 Worcester Street

Wellesley Hills, Massachusetts 02481

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (800) 752-7216

Michael S. Bloom, Senior Vice President and General Counsel

Delaware Life Insurance Company

96 Worcester Street, DL 1235

Wellesley Hills, Massachusetts 02481

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2015 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date)pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Premium Deferred Variable Annuity Contracts.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

MAY 1, 2015

MASTERS CHOICE II PROSPECTUS

Delaware Life Insurance Company and Delaware Life Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals. The contracts and certificates described in this Prospectus are no longer available for sale. You may choose among a number of fixed and variable investment options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the “Funds”):

Large-Cap Equity Funds

Columbia Variable Portfolio - Marsico Growth Fund, Class 2

Fidelity® Contrafund® Portfolio, Service Class 2 (of Variable Insurance Products Fund II)

Franklin Mutual Shares VIP Fund, Class 4

Huntington VA Dividend Capture Fund

Invesco V.I. Comstock Fund, Series II

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC

MFS® Core Equity Portfolio, Service Class

MFS® Growth Series, Service Class

MFS® Research Series, Service Class

MFS® Value Series, Service Class

Putnam VT Equity Income Fund, Class IB

Universal Institutional Funds, Inc. - Growth Portfolio, Class II

Mid-Cap Equity Funds

Fidelity® Mid Cap Portfolio, Service Class 2 (of Variable Insurance Products Fund III)

Invesco V.I. American Value Fund, Series II

Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC

MFS® Mid Cap Growth Series, Service Class

MFS® Mid Cap Value Portfolio, Service Class

Universal Institutional Funds, Inc. - Mid Cap Growth Portfolio, Class II

Small/Mid-Cap Equity Fund

AB Small/Mid Cap Value Portfolio, Class B

Small-Cap Equity Funds

Franklin Small Cap Value VIP Fund, Class 4

Huntington VA Situs Fund

MFS® Blended Research Small Cap Equity Portfolio, Service Class

MFS® New Discovery Series, Service Class

MFS® New Discovery Value Portfolio, Service Class

International/Global Equity Funds

First Eagle Overseas Variable Fund

Invesco V.I. International Growth Fund, Series II

MFS® International Growth Portfolio, Service Class

MFS® International Value Portfolio, Service Class

MFS® Research International Portfolio, Service Class

Oppenheimer Global Fund/VA, Service Shares

PIMCO EqS Pathfinder Portfolio, Advisor Class

Emerging Markets Equity Funds

Lazard Retirement Emerging Markets Equity Portfolio, Service Class

MFS® Emerging Markets Equity Portfolio, Service Class

Specialty Sector Equity Fund

MFS® Utilities Series, Service Class

Specialty Sector Commodity Funds

PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class

Real Estate Equity Fund

MFS® Global Real Estate Portfolio, Service Class

Asset Allocation Funds

AB Balanced Wealth Strategy Portfolio, Class B

AB Dynamic Asset Allocation Portfolio, Class B

BlackRock Global Allocation V.I. Fund, Class III

Fidelity® Balanced Portfolio, Service Class 2 (of Variable Insurance Products Fund III)

Franklin Income VIP Fund, Class 4

Invesco V.I. Equity and Income Fund, Series II

MFS® Conservative Allocation Portfolio, Service Class

MFS® Global Tactical Allocation Portfolio, Service Class

MFS® Growth Allocation Portfolio, Service Class

MFS® Moderate Allocation Portfolio, Service Class

MFS® Total Return Series, Service Class

PIMCO All Asset Portfolio, Advisor Class

PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class

Putnam VT Absolute Return 500 Fund, Class IB

Money Market Fund

MFS® Money Market Portfolio, Service Class

Global Bond Fund

Templeton Global Bond VIP Fund, Class 4

Short-Term Bond Fund

MFS® Limited Maturity Portfolio, Service Class

Intermediate-Term Bond Funds

JPMorgan Insurance Trust Core Bond Portfolio, Class 2

MFS® Government Securities Portfolio, Service Class

MFS® Total Return Bond Series, Service Class

Wells Fargo Variable Trust - VT Total Return Bond Fund, Class 2

Inflation Adjusted Bond Fund

MFS® Inflation-Adjusted Bond Portfolio, Service Class

Multi-Sector Bond Fund

Franklin Strategic Income VIP Fund, Class 4

High Yield Bond Fund

MFS® High Yield Portfolio, Service Class

Emerging Markets Bond Fund

PIMCO Emerging Markets Bond Portfolio, Advisor Class

Not all Funds may be available as an investment option under your Contract. Please see “Variable Account Options: The Funds.”

We have filed a Statement of Additional Information dated May 1, 2015 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 68 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below or by telephoning (800) 752-7216. In addition, you can inspect and copy all of our filings at the SEC’s public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also has a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

Any reference in this Prospectus to receipt by us means receipt at the following address: DELAWARE LIFE INSURANCE COMPANY, P.O. Box 9133, Wellesley Hills, MA 02481.

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the capitalized terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these capitalized terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a capitalized term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Masters Choice II Contract provides a number of important benefits for your retirement planning. You are eligible to purchase a Contract if you are age 85 or younger on the Open Date. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or the Fixed Account options available through our dollar-cost averaging program. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing the optional death benefit at an additional cost if you are younger than age 75 on the Open Date.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or the maximum annual Individual Retirement Annuity contribution, unless we waive these limits. You can make additional Purchase Payments at any time during the Accumulation Phase. Currently there is no minimum amount required for additional Purchase Payments. However, we reserve the right to require that each additional Purchase Payment be at least $1,000. We will not accept, without our prior approval, a Purchase Payment if your Account Value is over $2 million or if the Purchase Payment would cause your Account Value to exceed $2 million. These general requirements for Purchase Payments apply even if you elect an optional living benefit. In addition, there are other restrictions on the amounts and frequency of Purchase Payments that apply depending upon which optional living benefit you select.

If you select the Income Riser III living benefit, you can only make additional Purchase Payments during your first Account Year. Under Income Riser III, any Purchase Payments received after your first Account Anniversary will be deemed “not in good order” and returned to you.

If you select the Income Maximizer or Income Maximizer Plus living benefits, you can make additional Purchase Payments at any time. However, after your first Account Anniversary, Purchase Payments cannot exceed $50,000 per Account Year, without our prior approval. We reserve the right not to allow additional Purchase Payments at any time under Income Maximizer or Income Maximizer Plus. We will notify all Contract Owners in writing before we exercise this right.

Variable Account Options: The Funds

You can allocate your Purchase Payments among the Sub-Accounts investing in a number of Fund options. You may also transfer among the Funds. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money.

The Fixed Account Options: The DCA Periods

You can allocate your Purchase Payments to one of the Fixed Account options available through our dollar-cost averaging (“DCA”) program: 6-month DCA Period and 12-month DCA Period. Each DCA Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate required by law. Once we have accepted your allocation to a particular DCA Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the DCA Period. We reserve the right to stop offering the DCA program. (See “Other Programs.”)

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Account Value is $100,000 or more on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.05% of the average daily value of the Contract invested in the Variable Account.

We also deduct an administrative charge at an annual rate of 0.15% of the average daily value and a distribution fee at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a “contingent deferred sales charge”) starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete Account Years.

Currently, you can transfer your Account Value among the underlying Funds free of charge. However, we reserve the right to impose a charge of up to $15 per transfer. We limit the number of your Fund transfers to 12 per year. (See “Transfer Privilege.”)

If you elect the optional death benefit, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account at an annual rate of 0.40% of the average daily value of your Contract.

If you elect an optional living benefit, we will assess a periodic charge at a rate that may differ among the optional living benefits that are available. The annual amount of the charge will not exceed 1.75% for single-life coverage, and 1.95% for joint-life coverage, of the highest Withdrawal Benefit Base during the Account Year.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefits

At issue, you may choose to participate in one of the following optional living benefits available under your Contract:

•	Income Riser III (“SIR III”) offers a guaranteed withdrawal benefit with an opportunity for a bonus to be added to your benefit base if you defer taking withdrawals during a specified time period under your Contract.

•	Income Maximizer (“SIM”) offers the same guaranteed withdrawal benefit as SIR III, includes a higher bonus than SIR III, and offers a benefit base enhancement equal to 200% of your first-year Purchase Payments.

•	Income Maximizer Plus (“SIM Plus”) offers the same guaranteed withdrawal benefit, bonus, and benefit base enhancement as SIM and offers an additional opportunity to increase the amount of your annual withdrawal over time regardless of market performance.

If you are age 59 or older, each of the living benefits offer lifetime income even if your Account Value declines to zero, provided that you limit the amount you withdraw annually to a specified percentage of your benefit base and you limit your investments to the Designated Funds. (See “Description of Living Benefits” and “Annual Withdrawal Amount.”) The living benefits also allow you to “step-up,” or increase, your guaranteed amount on an annual basis, if eligible. You will pay a fee for the optional living benefit that you select.

These optional living benefits are available only if you are 85 or younger on the Open Date. For SIM or SIM Plus all Owners and Annuitants must be 21 or older on the Open Date. If you want to participate in an optional living benefit, you must elect it when you purchase your Contract.

Under SIR III, you may make Purchase Payments only during your first Account Year. Any Purchase Payments received after your first Account Anniversary will be deemed “not in good order” and returned to you.

Under SIM and SIM Plus, you may make additional Purchase Payments at any time. However, after your first Account Anniversary, you may only make Purchase Payments up to $50,000 per Account Year without our prior approval. In addition, under SIM and SIM Plus, we reserve the right not to accept any additional Purchase Payments. We will notify you in writing before we exercise this right.

Purchase Payments allocated to investment options other than the Designated Funds will only terminate the optional living benefit. Withdrawals taken in excess of allowable amounts, or withdrawals taken prior to certain dates, may severely decrease your Account Value or cause your Contract and your living benefit to terminate without value.

You may terminate an optional living benefit at any time. In addition, your optional living benefit will terminate if you annuitize or if you transfer any portion of your Account Value to an investment option other than one of the Designated Funds. In certain circumstances, a change of ownership may also terminate your living benefit. Upon termination, all benefits and fees associated with the optional living benefit will cease. Once terminated, a living benefit may not be reinstated.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments on a fixed or variable basis. If you choose to receive any part of your annuity payments on a variable basis, the dollar amount of the payments may fluctuate with the performance of the underlying Funds. Subject to the Maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment option.

During the Income Phase, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or optional death benefit. The 1.60% insurance charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The level of these insurance charges (1.60%) is higher than the total Variable Account annual expenses without optional benefits (maximum, 1.35%) deducted during the Accumulation Phase.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon whether you choose the basic death benefit or, for a fee, the optional death benefit. The basic death benefit pays the greater of your Account Value or your total Purchase Payments (adjusted for withdrawals) calculated as of your Death Benefit Date. If you are younger than age 75 on the Open Date, you may purchase the Maximum Anniversary Account Value (“MAV”) optional death benefit which pays the greater of the basic death benefit and the highest Account Value on any Account Anniversary (adjusted for withdrawals) prior to age 81. You must make your election before your Issue Date. Your death benefit election may not be changed after your Issue Date.

Withdrawals and Withdrawal Charges

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For the first Account Year, this “free withdrawal amount” equals 15% of the amount of all Purchase Payments you have made. For all other Account Years, the “free withdrawal amount” is equal to the greater of: (1) your Contract’s earnings minus all withdrawals previously taken that were not subject to withdrawal charges, or (2) 15% of all Purchase Payments made in the last seven Account Years minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges. For details regarding how to calculate your Contract earnings, please see “Withdrawal Charge” and “APPENDIX B - WITHDRAWAL CHARGE CALCULATIONS.” All other Purchase Payments withdrawn will be subject to a withdrawal charge. You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a “free look” provision. If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request, in good order. (This amount may be more or less than the original Purchase Payment.) In states requiring return of Purchase Payments, you will receive the greater of (1) your Surrender Value as of the day we receive your cancellation request or (2) your total Purchase Payments made as of that date. We will only deduct a withdrawal charge when the returned amount is based on Surrender Value.

Tax Provisions

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as ordinary income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59 1⁄2 when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contract, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at a lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

Delaware Life Insurance Company

P.O. Box 9133

Wellesley Hills, MA 02481

Toll Free (800) 752-7216

www.delawarelife.com/contact-us/

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.1

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn):	8%	[2]

Number of Complete Account Years Since Purchase Payment has been in the Account	0 - 1	1 - 2	2 - 3	3 - 4	4 - 5	5 - 6	6 - 7	7 or more

Withdrawal Charge	8%	8%	7%	6%	5%	4%	3%	0%

Maximum Fee Per Transfer (currently $0):	$15

Premium Taxes (as a percentage of Account Value or total Purchase Payments):	0% - 3.5%	[3]

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$50	[4]

Variable Account Annual Expenses

(as a percentage of net Variable Account assets)5

Mortality and Expense Risk Charge:	1.05%
Administrative Expense Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.35%

Charge for Optional Death Benefit

Maximum Anniversary Account Value Death Benefit (“MAV”)[6] (as a percentage of Variable Account Value):	0.40%

Charges for Optional Living Benefits

Living Benefits Available[7]	Maximum Annual Fee
Income Riser III Living Benefit (as a percentage of the highest Withdrawal Benefit Base[8] during the Account Year):	1.95%
Income Maximizer Living Benefit (as a percentage of the highest Withdrawal Benefit Base[8] during the Account Year):	1.95%
Income Maximizer Plus Living Benefit (as a percentage of the highest Withdrawal Benefit Base[8] during the Account Year):	1.95%
Maximum Annual Charge for an Optional Living Benefit (as a percentage of highest applicable Withdrawal Benefit Base[8] during the Account Year):	1.95%

Total Variable Account Annual Expenses (1.35%) plus Maximum Charges for the Optional Death Benefit (0.40%) and an Optional Living Benefit (1.95%):	3.70%	[9]

The table below shows the minimum and maximum total operating expenses charged by the Funds for the year ended December 31, 2014.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.69%	1.73%

The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2014, and were provided by the Funds. We have not independently verified the accuracy of the Fund expense information. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the Fund prospectuses.

[1]	The fee tables apply to the Accumulation Phase of the Contract and reflect the maximum charges unless otherwise noted. (See “Contract Charges.”) During the Income Phase, the fees will be different than the Total Variable Account Annual Expenses described in the fee table. After you annuitize, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values; we will no longer deduct a mortality and expense risk charge or the charges for any optional living benefit or the optional death benefit. The 1.60% insurance charge, which includes the administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The total insurance charges of 1.60% during the Income Phase are higher than the maximum total Variable Account annual expenses (without optional benefits) deducted during the Accumulation Phase.

[2]	A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for seven Account Years, it may be withdrawn free of the withdrawal charge. (See “Withdrawal Charge.”)

[3]	The premium tax rate and base vary by your state of residence and the type of Contract you own. We may deduct premium taxes from Account Value upon full surrender (including surrender for the death benefit) or annuitization. (See “Premium Taxes.”)

[4]	The Annual Account Fee is waived if your Account Value is $100,000 or more on your Account Anniversary. (See “Account Fee.”)

[5]	All of the Variable Account Annual Expenses, except for the charges for optional living benefits, are assessed as a percentage of average daily net Variable Account assets. The charge for each optional living benefit is assessed on a quarterly basis.

[6]	The MAV optional death benefit is described under “DEATH BENEFIT.” It is currently available only if you are younger than age 75 on the Open Date.

[7]	The optional living benefits, and the fees for each of them, are described under “OPTIONAL LIVING BENEFITS.” Only one optional living benefit can be in effect under your Contract at any time. The fee for the optional living benefit is assessed and deducted quarterly based upon your Withdrawal Benefit Base on the last day of the Account Quarter. Different fees may apply depending on whether you have elected single-life or joint-life coverage. On the Issue Date, your Withdrawal Benefit Base is equal to your initial Purchase Payment and is, thereafter, subject to certain adjustments. We reserve the right to increase or decrease the percentage rate used to calculate the fee for each living benefit at any time but, in no event, will the rate ever exceed the maximum annual rate of 1.95% for joint-life, or 1.75% for single-life, coverage. The current annual rates and maximum annual rates used to calculate the fee for each optional living benefit are shown in the chart under “Charges for Optional Benefits.”

[8]	The Withdrawal Benefit Base is equal to your initial Purchase Payment, and is, thereafter, subject to certain adjustments. (See “Withdrawal Benefit Base” under “OPTIONAL LIVING BENEFITS.”)

[9]	This amount assumes that MAV (0.40%) was selected and that an optional living benefit with joint-life coverage (1.95%) was also selected (in addition to the 1.05% Mortality and Expense Risk Charge, the 0.15% Administrative Expense Charge, and the 0.15% Distribution Fee). It also assumes that the living benefit’s initial Withdrawal Benefit Base is equal to the initial Purchase Payment. If the Withdrawal Benefit Base changes, the charge for your optional living benefit and your Total Variable Account Annual Expenses would be higher or lower.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract combines the features producing the highest maximum charges, including the MAV optional death benefit and an optional living benefit with joint-life coverage. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the Annual Account Fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,228	$2,276	$3,291	$6,049

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$552	$1,696	$2,888	$6,049

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$552	$1,696	$2,888	$6,049

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

For information concerning compensation paid for the sale of the Contracts, see “DISTRIBUTION OF THE CONTRACT.”

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as “Appendix G - CONDENSED FINANCIAL INFORMATION.”

THE ANNUITY CONTRACT

Delaware Life Insurance Company and Delaware Life Variable Account F (the “Variable Account”) offer the Contract to groups and individuals for use in connection with their retirement plans. Annuities are long-term investment vehicles designed for retirement planning, and are not suitable for short-term investing or speculation. Persons wishing to employ such strategies should not purchase a Contract. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as “Participants” and we address all Participants as “you”; we use the term “Contracts” to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

Your Contract provides certain features that may benefit you in retirement planning.

•	It has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or the Fixed Account options available through our DCA program. During the Income Phase, we make annuity payments based on the amount you have accumulated. Annuity payments can be fixed or variable. When you choose variable options, you assume the investment risk. When you choose fixed options, we assume the investment risk.

•	It also has tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

•	It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing the optional death benefit for an additional charge.

•	If you so elect, during the Income Phase, it provides annuity payments to you or someone else for life or for another period that you choose.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all other Contracts as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials mailed to us, including Purchase Payments, must be sent to our Service Address. For all telephone communications, you must call (800) 752-7216. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing, by telephone, or over the Internet on our broker website. To use the broker website, the registered representative must first consent to our online terms of use. (See “Requests for Transfers” under “Transfer Privilege.”)

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them, in good order, at our Service Address or at (877) 253-2323. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m., Eastern Time. In some cases, receipt of requests for financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us. This would include only cases where we have a specific agreement with the broker-dealer that provides for this treatment and the broker-dealer electronically forwards to us the request promptly after the end of the Business Day on which it receives the request in good order. In such cases, financial transactions received by us in good order will be priced that Business Day, provided the broker-dealer received the request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. For information about whether we have this type of arrangement with your broker-dealer, you may call us at the above number.

Certain methods of contacting us, such as by telephone or over the Internet, may be unavailable or delayed. Any computer or telephone system (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request to us in writing to our Service Address.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

During the Accumulation Phase, Contract Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents. To enroll in this optional electronic delivery service Contract Owners must register and log on to our Internet customer website via www.delawarelife.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our Service Address or by telephone at (800) 752-7216.

DELAWARE LIFE INSURANCE COMPANY

We are a stock life insurance company incorporated under the laws of the State of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. The address for our Home Office is 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

Our parent is Delaware Life Holdings, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Delaware Life Holdings, LLC is ultimately controlled by Todd L. Boehly and Mark R. Walter.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct. All obligations arising under a Contract, including the promise to make annuity payments, and the optional living benefit and death benefit guarantees, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefits, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

Large-Cap Equity Funds

Columbia Variable Portfolio - Marsico Growth Fund, Class 2

Fidelity® Contrafund® Portfolio, Service Class 2 (of Variable Insurance Products Fund II)4

Franklin Mutual Shares VIP Fund, Class 4

Huntington VA Dividend Capture Fund2

Invesco V.I. Comstock Fund, Series II

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC

MFS® Core Equity Portfolio, Service Class

MFS® Growth Series, Service Class

MFS® Research Series, Service Class

MFS® Value Series, Service Class

Putnam VT Equity Income Fund, Class IB

Universal Institutional Funds, Inc. - Growth Portfolio, Class II5

Mid-Cap Equity Funds

Fidelity® Mid Cap Portfolio, Service Class 2 (of Variable Insurance Products Fund III)4

Invesco V.I. American Value Fund, Series II

Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC

MFS® Mid Cap Growth Series, Service Class

MFS® Mid Cap Value Portfolio, Service Class

Universal Institutional Funds, Inc. - Mid Cap Growth Portfolio, Class II5

Small/Mid-Cap Equity Fund

AB Small/Mid Cap Value Portfolio, Class B9

Small-Cap Equity Funds

Franklin Small Cap Value VIP Fund, Class 4

Huntington VA Situs Fund2

MFS® Blended Research Small Cap Equity Portfolio, Service Class

MFS® New Discovery Series, Service Class

MFS® New Discovery Value Portfolio, Service Class

International/Global Equity Funds

First Eagle Overseas Variable Fund3

Invesco V.I. International Growth Fund, Series II

MFS® International Growth Portfolio, Service Class

MFS® International Value Portfolio, Service Class

MFS® Research International Portfolio, Service Class

Oppenheimer Global Fund/VA, Service Shares

PIMCO EqS Pathfinder Portfolio, Advisor Class

Emerging Markets Equity Funds

Lazard Retirement Emerging Markets Equity Portfolio, Service Class

MFS® Emerging Markets Equity Portfolio, Service Class

Specialty Sector Equity Fund

MFS® Utilities Series, Service Class

Specialty Sector Commodity Funds

PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class

Real Estate Equity Fund

MFS® Global Real Estate Portfolio, Service Class

Asset Allocation Funds

AB Balanced Wealth Strategy Portfolio, Class B9

AB Dynamic Asset Allocation Portfolio, Class B9, 10

BlackRock Global Allocation V.I. Fund, Class III

Fidelity® Balanced Portfolio, Service Class 2 (of Variable Insurance Products Fund III)4

Franklin Income VIP Fund, Class 4

Invesco V.I. Equity and Income Fund, Series II

MFS® Conservative Allocation Portfolio, Service Class1

MFS® Global Tactical Allocation Portfolio, Service Class10

MFS® Growth Allocation Portfolio, Service Class1

MFS® Moderate Allocation Portfolio, Service Class1

MFS® Total Return Series, Service Class

PIMCO All Asset Portfolio, Advisor Class1

PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class1, 10

Putnam VT Absolute Return 500 Fund, Class IB

Money Market Fund

MFS® Money Market Portfolio, Service Class7

Global Bond Fund

Templeton Global Bond VIP Fund, Class 4

Short-Term Bond Fund

MFS® Limited Maturity Portfolio, Service Class

Intermediate-Term Bond Funds

JPMorgan Insurance Trust Core Bond Portfolio, Class 2

MFS® Government Securities Portfolio, Service Class

MFS® Total Return Bond Series, Service Class8

Wells Fargo Variable Trust - VT Total Return Bond Fund, Class 26

Inflation Adjusted Bond Fund

MFS® Inflation-Adjusted Bond Portfolio, Service Class

Multi-Sector Bond Fund

Franklin Strategic Income VIP Fund, Class 4

High Yield Bond Fund

MFS® High Yield Portfolio, Service Class

Emerging Markets Bond Fund

PIMCO Emerging Markets Bond Portfolio, Advisor Class

[1]	This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, you will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

[2]	Only available if you purchased your Contract through a Huntington Bank representative. These Funds do not have different share classes.

[3]	First Eagle Overseas Variable Fund does not have different share classes.

[4]	In marketing materials and other documents, the Fidelity® funds may be referred to as follows: Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, and Fidelity® VIP Balanced Portfolio.

[5]	In marketing materials and other documents, the Universal Institutional Funds may be referred to as Morgan Stanley UIF Mid Cap Growth Portfolio and Morgan Stanley UIF Growth Portfolio.

[6]	In marketing materials and other documents, the Wells Fargo Variable Trust - VT Total Return Bond Fund may be referred to as Wells Fargo Advantage VT Total Return Bond Fund.

[7]	There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

[8]	Formerly known as MFS® Research Bond Series.

[9]	Effective May 1, 2015, the AllianceBernstein Portfolios changed their names from AllianceBernstein to AB.

[10]	This Fund employs a managed volatility strategy.

AllianceBernstein L.P. advises the AB Portfolios. BlackRock Advisors, LLC advises BlackRock Global Allocation V.I. Fund (sub-advised by BlackRock Investment Management, LLC). Columbia Management Investment Advisers, LLC, advises the Columbia Variable Portfolio (sub-advised by Marsico Capital Management, LLC). Fidelity® Management & Research Company advises the Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio (sub-advised by FMR Co. Inc. and other investment advisers), and Fidelity® VIP Balanced Portfolio (sub-advised by Fidelity Investments Money Management, Inc., FMR Co. Inc., and other investment advisers).

First Eagle Investment Management, LLC advises First Eagle Overseas Variable Fund. Franklin Advisers, Inc. advises Franklin Income VIP Fund, Franklin Strategic Income VIP Fund, and Templeton Global Bond VIP Fund. Franklin Advisory Services, LLC advises Franklin Small Cap Value VIP Fund. Franklin Mutual Advisers, LLC advises Franklin Mutual Shares VIP Fund. Huntington Asset Advisors, Inc., advises the Huntington VA Funds. Invesco Advisers, Inc. advises the Invesco Funds. J.P. Morgan Investment Management Inc. advises the JPMorgan Portfolios. Lazard Asset Management LLC advises Lazard Retirement Portfolio. Lord, Abbett & Co. LLC advises the Lord Abbett Portfolios. Massachusetts Financial Services Company advises the MFS® Portfolios and the MFS® Series. Morgan Stanley Investment Management Inc. advises The Universal Institutional Funds, Inc. Portfolios. OFI Global Asset Management, Inc. advises the Oppenheimer Global Fund (sub-advised by OppenheimerFunds, Inc.). Pacific Investment Management Company LLC advises the PIMCO Portfolios including PIMCO All Asset Portfolio (sub-advised by Research Affiliates, LLC). Putnam Investment Management, LLC advises the Putnam Funds. Wells Fargo Funds Management, LLC advises the Wells Fargo Variable Trust Fund (sub-advised by Wells Capital Management Incorporated).

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as each Fund’s Statement of Additional Information, may be obtained without charge by calling us at (800) 752-7216 or by writing to Delaware Life Insurance Company, P.O. Box 9133, Wellesley Hills, MA 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters.

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios, and cash flows.

Selection of Funds

The Funds offered through the Contract are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from

Contract Owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds you have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Contracts. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliates(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Contracts may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and brokerage expenses of the Fund) deducted from certain Fund assets attributable to the Contract for providing distribution and shareholder support services to some investment options.

THE FIXED ACCOUNT OPTIONS: THE DCA PERIODS

The Fixed Account is made up of all the general assets of the Company (referred to as the “general account”) other than those allocated to any separate account. Amounts you allocate to the DCA program under either the 6-month DCA Period or the 12-month DCA Period, become part of the Fixed Account. (See “Other Programs.”) These general account assets are available to support our insurance and annuity obligations other than those funded by the Variable Account. Any guarantees under the Contract that exceed your Variable Account Value, such as those with any optional living benefit and any death benefit, are paid from our general account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Variable Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the general account. The general account is subject to claims of creditors made on the assets of the Company.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

Money allocated to a DCA Period earns interest at a Guaranteed Interest Rate. We determine Guaranteed Interest Rates at our discretion. Our determination will be influenced by the interest rates we earn on our fixed income investments as well as other factors, including regulatory and tax requirements, sales commissions, administrative expenses, general economic trends, and competitive factors. You can find out about our current Guaranteed Interest Rates by calling us at (800) 752-7216.

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Purchase Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the “Covered Person” dies before the Annuity Commencement Date.

Issuing Your Contract

We “open” the Contract on the Business Day when we receive your Application at our Service Address. We refer to this date as the “Open Date.” We “issue” your Contract on the day we apply your initial Purchase Payment, when your Application is “in good order.” An Application is in good order when we have received all the information necessary to complete it. We refer to this date as the “Issue Date.”

We determine your eligibility for purchasing a Contract and your eligibility for electing the optional death benefit and an optional living benefit based upon the ages of all Owners and Annuitants on the Open Date.

We will credit your initial Purchase Payment to your Account within two Business Days of receiving your completed Application, in good order. If your Application is not in good order, we will notify you. If we do not have the necessary information to complete the Application within five Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is in good order. Once the Application is in good order, we will then apply your Purchase Payment within two Business Days.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary. However, we will not accept an initial Purchase Payment of less than $10,000 or the maximum annual Individual Retirement Annuity (“IRA”) contribution, unless we waive these limits. Although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, unless we have given our prior approval, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million. We reserve the right to refuse Purchase Payments received more than five years after your Issue Date or after your 70th birthday, whichever is later. We will notify you of any change in writing prior to its effectiveness. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase. Additional restrictions may apply if you purchased an optional living benefit. If you are participating in an optional living benefit, you may be limited in the amount and timing of Purchase Payments you can make. (See “OPTIONAL LIVING BENEFITS.”)

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and DCA Periods currently available. However, we reserve the right to limit any allocation to a DCA Period to at least $1,000. We will notify you of any change in writing prior to its effectiveness.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or DCA Period. These percentages are called your allocation factors. You may change the allocation factors for future Purchase Payments by sending us notice of the change as required. We will use your new allocation factors for Purchase Payments we receive with or after we have received notice of the change until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments. (See “Premium Taxes.”) In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the two components of your Contract: the Variable Account portion of your Contract (“Variable Account Value”) and the Fixed Account portion of your Contract (“Fixed Account Value”). These two components are calculated separately, as described under “Variable Account Value” and “Fixed Account Value.”

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a “Valuation Period.” On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to the Fixed Account options available under our DCA program, plus interest credited on those amounts, minus withdrawals, transfers out of DCA Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

We credit interest on amounts allocated to the Fixed Account at the applicable Guaranteed Interest Rate for the duration of the DCA Period you elect. While you are participating in the DCA program, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (800) 752-7216.

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts then available, subject to the following restrictions:

•	you may not make more than 12 transfers in any Account Year;

•	at least 6 days must elapse between transfers to and from the Sub-Accounts;

•	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

•	we impose additional restrictions on market timers, which are further described below. (See “Short-Term Trading.”)

These restrictions do not apply to transfers made under any optional program. (See “Other Programs.”) Additional restrictions apply to transfers made under any of the optional living benefits.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. We will notify you of any change in writing prior to its effectiveness. Under current law, there is no tax liability for transfers.

Requests for Transfers

You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone. Registered representatives of broker-dealer firms that have entered into selling agreements with us may, on behalf of their clients, submit transfer requests electronically over the Internet on our broker website. To use this electronic transfer service, a registered representative must agree to our online terms of use. You can contact us by telephone at (800) 752-7216 to identify broker-dealers with registered representatives that use this service.

If a written, telephone, or electronic transfer request is received in good order before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone or electronically are genuine. These procedures may require any person requesting a transfer made by telephone or electronically to provide personal identifying information. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests made by telephone or electronically and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in good order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If an electronic or a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone or electronic transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone and/or electronically may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

A transfer request will be priced at the Variable Accumulation Unit value next determined at the close of the Business Day if we receive your transfer request, in good order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business

Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be priced on the next Business Day.

Certain transfer requests may result in the modification or cancellation of one or more of the Contract’s optional programs or features that require, or are based on, specific allocations among the available Sub-Accounts or DCA Periods as described more particularly elsewhere in this Prospectus and in Appendix F.

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing, by telephone, or electronically. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in good order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (800) 752-7216 before the end of the Business Day during which the transfer request was submitted. We may also permit your authorized registered representative to request cancellation of a transfer request electronically over the Internet, provided we receive the electronic request before the end of the Business Day during which the transfer request was submitted.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Participants. Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to limit the number and frequency of transfers of Account Value. The Company also reserves the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer, that includes this fee as well as any charge that we may assess on a permitted transfer of Account Value among Sub-Accounts (see “Permitted Transfers,” above), exceed the maximum fee per transfer presented in the table of “Contract Owner Transaction Expenses” under “FEES AND EXPENSES” in this Prospectus.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Permitted Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed) and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Account Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant’s value in the Sub-Account. In the last situation, we will not transfer any of the Sub-Account value. Instead, we will deem the request not in good order and immediately notify you.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

•	when a new broker of record is designated for the Contract;

•	when the Participant changes;

•	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

•	when necessary in our view to avoid hardship to a Participant; or

•	when underlying Funds are dissolved, merged, or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks. The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds’ Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

In certain situations, we may reduce or waive the withdrawal charge or the annual Account Fee, credit additional amounts, grant special Guaranteed Interest Rates, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, certain sales of larger-sized Contracts (generally, Contracts that have our approval to exceed $2 million in Account Value), and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “WITHDRAWALS AND WITHDRAWAL CHARGES.”

If your Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account Anniversary during the Accumulation Phase. The 0.15% credit is not a Purchase Payment and therefore no withdrawal charges are directly associated with the credit. This credit will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts. It also immediately increases your Account Value and, as a result, other values may be affected. For example:

•	An increase in your Account Value may also result in your Account Value becoming the greatest amount payable under the basic death benefit.

•	If you are participating in an optional living benefit, the increase in your Account Value may cause a step-up of your Withdrawal Benefit Base.

•	This credit is considered earnings and, as such, it is factored into the calculation of your free withdrawal amount.

This credit is paid out of our general account and is the result of cost savings that we expect on Contracts over $1 million.

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 transfers per year allowed under the section entitled “Transfer Privilege.” If you have elected to participate in an optional living benefit or the optional death benefit, certain restrictions may affect the operation or availability of these programs as discussed in more detail under each specific program below.

We reserve the right to terminate each of these programs. You may also terminate your participation in any of these programs at any time.

Dollar-Cost Averaging (“DCA”) Program

You may elect to participate in the DCA program, at no extra charge, when you make any Purchase Payment to your Account prior to your Maximum Annuity Commencement Date. If you have elected SIR III, your ability to make Purchase Payments into the DCA program will end after your first Account Anniversary. If you have elected SIM or SIM Plus, you can make additional Purchase Payments into the DCA program at any time. However, under SIM and SIM Plus, we reserve the right not to accept any additional Purchase Payments into the DCA program, and any Purchase Payments after the first Account Anniversary may not exceed $50,000 per Account Year without our prior approval.

The DCA program allows you to invest gradually over time by allocating all or a portion of your Purchase Payment to a 6-month DCA Period or 12-month DCA Period. At regular time intervals, we will automatically transfer a portion of your Fixed Account Value to one or more Sub-Accounts that you choose. The program continues until your Fixed Account Value is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

Amounts allocated to a DCA Period under the program will earn interest at a rate declared by the Company for the DCA Period you elect. Amounts invested in a Sub-Account may not be transferred to a DCA Period. If you elected to participate in the DCA program when you purchased your Contract, then all future Purchase Payments will be allocated to the DCA program, unless you specify otherwise. Any allocation of a new Purchase Payment to the DCA program will be treated as commencing a new DCA Period.

The main objective of the DCA program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, the DCA program allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. The DCA program allows you to take advantage of market fluctuations. However, it is important to understand that the DCA program does not insure a profit or protect against loss in a declining market.

Asset Allocation

One or more asset allocation models may be available in connection with the Contract, at no extra charge. You may elect to participate in an asset allocation model at any time prior to your Maximum Annuity Commencement Date as long as we are still offering asset allocation models. Asset allocation is the process of investing in different asset classes, such as equity funds, fixed income funds, and money market funds, depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

Our asset allocation program consists of one or more asset allocation models that we may make available from time to time. You may participate in only one model at a time. Each such asset allocation model represents a combination of Sub-Accounts with a different level of risk. Any asset allocation models, as well as the terms and conditions of this asset allocation program, are fully described in a separate brochure. You may request a copy of this brochure by calling us at (800) 752-7216. We may add or delete such models in the future.

Our asset allocation models are “static.” That is to say, if you elect an asset allocation model, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions or closures.

You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Contract Owners who elect an asset allocation model on or after that date. Contract Owners who have elected an existing asset allocation model will remain in that existing model and we will continue to rebalance their percentage allocations among the Sub-Accounts in that existing model. However, such Contract Owners may make an independent decision to change their asset allocations at any time. Investment alternatives, other than these asset allocation models, are available that may enable you to invest your Account Value with similar risk and return characteristics. You should consult your financial adviser periodically to consider whether any model you have selected is still appropriate for you.

Systematic Withdrawal Program

You may select our Systematic Withdrawal Program at any time prior to your Maximum Annuity Commencement Date. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. They may also be included as income and subject to a 10% federal tax penalty as well as charges applicable on withdrawal. You should consult a qualified tax professional before choosing this option. We reserve the right to limit the election of this program to Contracts with a minimum Account Value of $10,000.

You are responsible for and may have to adjust the amount and timing of your systematic withdrawals to comply with amounts you are allowed to withdraw under an optional living benefit. For more detail regarding the amount that you may withdraw under your optional living benefit, please see “Annual Withdrawal Amount” and “Lifetime Withdrawal Percentage.”

Withdrawals may significantly reduce the death benefit amount under your Contract. (See “Calculating the Death Benefit.”)

You may change or stop this program at any time, by written notice to us or other means approved by us.

Portfolio Rebalancing Program

You may select our Portfolio Rebalancing Program at any time prior to your Maximum Annuity Commencement Date. Under this program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis. If you are participating in an optional living benefit, then, on a quarterly basis, we will automatically transfer your Account Value among the Designated Funds you have selected to maintain the percentage allocations you have chosen. (See “DESIGNATED FUNDS” and “BUILD YOUR OWN PORTFOLIO.”)

WITHDRAWALS AND WITHDRAWAL CHARGES

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Service Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge. (See “Withdrawal Charge.”) Upon request, we will notify you of the amount we would pay in the event of a full withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax. (See “TAX PROVISIONS.”) You should carefully consider these tax consequences before requesting a cash withdrawal.

Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows:

•	first we determine your Account Value based on any Fixed Account Value in the DCA program and on the price next determined for each Sub-Account at the end of the Valuation Period during which we receive your withdrawal request;

•	we then deduct the Account Fee, if applicable; and finally,

•	we calculate and deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, cancellation of all rights and privileges under your Contract, and your optional living benefit will end.

Partial Withdrawals

When you request a partial withdrawal, you can ask to have any applicable charges deducted either from:

•	the amount of your partial withdrawal request (thereby reducing the amount you are to receive); or

•	your Account Value (thereby reducing your Account Value by the amount of your partial withdrawal request plus any applicable withdrawal charges).

If you make no specification, we will process your withdrawal request using the first option above. Please note: Under either option any applicable taxes will be deducted from the amount you receive.

You may specify the amount you want withdrawn from each Sub-Account and/or Fixed Account option to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro-rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected “Build Your Own Portfolio,” withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.

Withdrawals may significantly reduce any death benefit and/or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefits and the death benefits that appear elsewhere in this Prospectus for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal (i.e., a surrender of your Contract).

Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, in good order, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

•	when the New York Stock Exchange is closed (except weekends and holidays) or when the SEC determines trading on the New York Stock Exchange is restricted;

•	when the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the Variable Account or (ii) to determine the value of the net assets of the Variable Account;

•	when an SEC order permits us to defer payment for the protection of Participants; or

•	when mandated by applicable law.

If, pursuant to SEC rules, the MFS® Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Money Market Sub-Account until the Fund is liquidated. We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a Purchase Payment and/or block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we call the “free withdrawal amount,” before incurring the withdrawal charge.

For the first Account Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments you have made. For all other Account Years, the free withdrawal amount is equal to the greater of:

•	your Contract earnings (defined below) minus all withdrawals previously taken that were not subject to withdrawal charges, or

•	15% of the amount of all Purchase Payments made in the last seven Account Years (including the current Account Year), minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges.

Your Contract earnings are determined according to the following formula:

(AV - PP) + WD

Where:

	AV	=	Account Value on the business day prior to the day we receive your withdrawal request.

	PP	=	All Purchase Payments.

	WD	=	All withdrawals and withdrawal charges taken.

For an example of how we calculate the “free withdrawal amount,” see “APPENDIX C - CALCULATION OF FREE WITHDRAWAL AMOUNT.”

Order of Withdrawals

Each time you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. If the amount you withdraw is in excess of your free withdrawal amount, then that excess will be subject to a withdrawal charge. We will withdraw the excess, in order, from your oldest remaining Purchase Payment to your most recent Purchase Payment. Each time you make a withdrawal, we will follow this procedure until all of your Purchase Payments have been withdrawn. Once all Purchase Payments are withdrawn, the balance withdrawn (which would include the 0.15% credit described under “Mortality and Expense Risk Charge”) is considered to be earnings and is not subject to a withdrawal charge.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account. Each Purchase Payment begins a new 7-year period and moves down the declining withdrawal charge scale as shown below at each Account Anniversary. If a Purchase Payment is withdrawn during the same Account Year as it was made, it will have an 8% withdrawal charge. On your next scheduled Account Anniversary, that Purchase Payment, along with any other Purchase Payments made during that same Account Year, will be considered to be in their second Account Year and will also have an 8% withdrawal charge. On the next Account Anniversary, these Purchase Payments will move into their third Account Year and will have a withdrawal charge of 7%. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account. The withdrawal charge scale is as follows:

Number of Account Years Payment Has Been In Your Account	Withdrawal Charge
0 - 1	8%
1 - 2	8%
2 - 3	7%
3 - 4	6%
4 - 5	5%
5 - 6	4%
6 - 7	3%
7 or more	0%

The withdrawal charge will never be greater than 8% of an amount equal to your Account Value minus your “free withdrawal amount.” You may want to consider deferring a withdrawal because withdrawal charges decline the longer the Purchase Payment is held in your Account.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see “APPENDIX B - WITHDRAWAL CHARGE CALCULATIONS.”

Types of Withdrawals not Subject to Withdrawal Charge

Nursing Home Waiver

We will waive the withdrawal charge for a full withdrawal if:

•	the nursing home waiver is approved in the state of issue;

•	at least one year has passed since your Issue Date;

•	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

•	your confinement to an eligible nursing home began after your Issue Date.

An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine. To find out where the nursing home waiver is approved, you can call us at (800) 752-7216.

Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

Other Withdrawals

We do not impose withdrawal charges:

•	when you annuitize your Contract;

•	on amounts we pay as a death benefit;

•	on amounts you transfer among the Sub-Accounts; or

•	on any amounts transferred as part of an optional program.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro-rata from each Sub-Account and each Fixed Account option, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro-rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this charge is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this fee is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this fee is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.05% of your average daily Variable Account Value.

We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to: (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of the optional death benefit and any optional living benefits will exceed the amount of the charges we deduct for those optional benefits; and (4) the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

During the Income Phase, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or the optional death benefit. The 1.60% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The level of these total insurance charges (1.60%) is higher than the level of the total Variable Account annual expenses without optional benefits (maximum, 1.35%) deducted during the Accumulation Phase.

Charges for Optional Benefits

You may only elect one of the optional living benefits. If you elect an optional living benefit, we will deduct a fee from your Account Value on the last valuation day of each Account Quarter during the Accumulation Phase. The fee will be a percentage of the Withdrawal Benefit Base during the Account Year. (The Withdrawal Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.) (See “Withdrawal Benefit Base.”) The percentage rates that we use to determine these fees may change over time, but will not exceed the maximum annual rates shown in the following chart. The chart also shows the current annual rates for each optional living benefit. (For more information about this fee, please see “FEES AND EXPENSES.”)

	Single-Life Coverage		Joint-Life Coverage
	Current Annual Rate	Maximum Annual Rate	Current Annual Rate	Maximum Annual Rate
Income Riser III	1.10%	1.75%	1.30%	1.95%
Income Maximizer	1.10%	1.75%	1.30%	1.95%
Income Maximizer Plus	1.25%	1.75%	1.45%	1.95%

If you elect the MAV optional death benefit, during the Accumulation Phase, we will deduct a daily charge at an effective annual rate of 0.40% of your average daily Variable Account Value. For more information about this charge, please see “FEES AND EXPENSES.” For more information about the calculation of this charge, please see “Variable Accumulation Unit Value” under “Variable Account Value.”

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and expenses deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Participants. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

OPTIONAL LIVING BENEFITS

We offer a suite of optional living benefits that help protect your future income against market risk (that is, the risk that your investments may decline in value or underperform your expectations). Each living benefit provides lifetime income even if the Account Value declines to zero, provided that certain requirements are met. Note that, if your Account Value is reduced to zero prior to your Coverage Date (generally the Account Anniversary after you turn 59), then your Contract and your living benefit will end. This means that you could pay for a benefit that you never receive.

You may elect to participate in any one of the following optional living benefits (each, a “Living Benefit”):

•	Income Riser III (“SIR III”)

•	Income Maximizer (“SIM”)

•	Income Maximizer Plus (“SIM Plus”)

You can only elect one Living Benefit and that election must be made no later than the Issue Date. You will pay a fee for the Living Benefit that you elect. You may terminate a Living Benefit at any time. However, once terminated, a Living Benefit cannot be reinstated.

These Living Benefits are available only if you are 85 or younger on the Open Date. For SIM or SIM Plus all Contract Owners and Annuitants must be 21 or older on the Open Date. Important information about cost, restrictions, and availability of each Living Benefit is described more fully below. You should consult with tax and financial professionals to determine which of the Living Benefits is appropriate for you.

Living Benefits are designed to give you income for the rest of your life, regardless of investment performance. To determine the amount of lifetime income for which you are eligible, we consider two factors: your Withdrawal Benefit Base and your Lifetime Withdrawal Percentage. First, we set your Withdrawal Benefit Base to equal your initial Purchase Payment. We then determine your Lifetime Withdrawal Percentage, based on your age when you start taking withdrawals after your Coverage Date. The amount you can withdraw each Account Year equals your Annual Withdrawal Amount, which is your Lifetime Withdrawal Percentage multiplied by your Withdrawal Benefit Base. A Living Benefit gives you the opportunity, through Bonuses, step-ups, the Plus Factor (SIM Plus only), and the 200% Benefit Enhancement (SIM and SIM Plus only), to increase your Withdrawal Benefit Base and, therefore, your Annual Withdrawal Amount. See “Key Terms” for a better understanding of the Living Benefits before reading about them in more detail later in this Prospectus.

Key Terms

It is important to understand several key terms that are fundamental to the Living Benefits. These key terms are described in greater detail elsewhere in this Prospectus.

Annual Withdrawal Amount: an annual dollar amount calculated as a percentage of the Withdrawal Benefit Base beginning on the Coverage Date.

Bonus: an amount equal to 7% (for SIR III), and 8% (for SIM and SIM Plus only), of the Bonus Base credited to the Withdrawal Benefit Base in Account Years during the Bonus Period when no withdrawals are taken.

Bonus Base: the amount on which bonuses are calculated. The Bonus Base is set equal to your initial Purchase Payment, increased by any subsequent Purchase Payments and any “step-ups” (described below), and reduced proportionately by any Early Withdrawals and any Excess Withdrawals, and the One-Time Access Withdrawal (for SIM and SIM Plus only).

Bonus Period: a ten-year period beginning on the Issue Date and ending on your tenth Account Anniversary. For SIR III, this Bonus Period will renew at step-up. For SIM and SIM Plus, the Bonus Period is not renewable, and will end early if any withdrawal (other than the One-Time Access Withdrawal) is taken.

Coverage Date: your Issue Date if you are at least age 59; otherwise, the first Account Anniversary after you attain age 59. On this date, you will be eligible to begin receiving your Annual Withdrawal Amount, provided your Account Value is greater than zero.

Early Withdrawal: a withdrawal taken before the Coverage Date.

Excess Withdrawal: a withdrawal taken after the Coverage Date which, alone or when combined with any other withdrawals taken in the same Account Year, exceeds the Annual Withdrawal Amount (or, if greater, any required minimum distribution amount as defined under the Internal Revenue Code).

Lifetime Withdrawal Percentage: a percentage of the Withdrawal Benefit Base used to calculate the amount you can withdraw each Account Year. The percentage is determined based on your attained age at the time of your first withdrawal after the Coverage Date, unless the withdrawal is the One-Time Access Withdrawal (for SIM and SIM Plus only). Under each Living Benefit, a different Lifetime Withdrawal Percentage applies to specified age ranges. In all cases, the oldest age range corresponds to the highest percentage.

One-Time Access Withdrawal (for SIM and SIM Plus only): a withdrawal that will reduce your Withdrawal Benefit Base, your Bonus Base, and the amount eligible for the 200% Benefit Enhancement, but will not activate or lock-in your Lifetime Withdrawal Percentage or end your Bonus Period.

Plus Factor (for SIM Plus only): an annual increase of 2.5% to the Withdrawal Benefit Base on each Account Anniversary after the Coverage Date that is initiated if you have taken a withdrawal other than a One-Time Access Withdrawal.

200% Benefit Enhancement (for SIM and SIM Plus only): an amount equal to the sum of 200% of the total Purchase Payments made in the first Account Year and 100% of Purchase Payments made on or after the first Account Anniversary. This sum is reduced proportionately by the One-Time Access Withdrawal, if taken.

Withdrawal Benefit Base: the amount used to calculate (i) your Annual Withdrawal Amount and (ii) the cost of your Living Benefit described below.

When discussing the Living Benefits, the terms “you” and “your” refer to the oldest living Participant under single-life coverage or the younger spouse under joint-life coverage. In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Description of the Living Benefits

Each Living Benefit provides you with (i) a guaranteed lifetime withdrawal benefit and (ii) an opportunity to increase the amount of that benefit each year, if you meet certain requirements. First, you must allocate 100% of your Account Value in designated investment choices that are designed to help manage our risk and to support the guarantees under the Living Benefit. Second, after your Coverage Date, you must limit your total withdrawals in each year that a Living Benefit is in effect to an amount no greater than the Annual Withdrawal Amount. Your Living Benefit is in effect beginning on the Issue Date and ending on the earlier of the Annuity Commencement Date or the termination of the Living Benefit. Of course, you can always withdraw an amount up to your Surrender Value pursuant to your rights under the Contract.

Each of the Living Benefits allows you to defer withdrawals during your early Account Years to increase your benefit in later years. SIM and SIM Plus also offer the ability to increase the Withdrawal Benefit Base (i) by making additional Purchase Payments after your first Account Anniversary and (ii) through the 200% Benefit Enhancement. In addition, SIM Plus offers the Plus Factor that provides an additional means to increase the Withdrawal Benefit Base. SIM and SIM Plus also permit a One-Time Access Withdrawal that can be taken before you begin taking your Annual Withdrawal Amount.

You may elect single-life coverage or, for a higher fee, joint-life coverage. Under the Living Benefits, once you make an election, you cannot switch between joint-life and single-life coverage regardless of any change in life events. Joint-life coverage:

(i)	must be elected on the Issue Date and cannot be added later;

(ii)	is available on an individually-owned Contract only if the spouse is the sole primary beneficiary under the Contract while the Living Benefit is in effect;

(iii)	is available on a co-owned Contract only if the spouses are the only co-owners while the Living Benefit is in effect; and

(iv)	is not available if you are unmarried on the Issue Date.

If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

With joint-life coverage, the age of the person who was the younger spouse on the Issue Date determines when you can begin to receive your Living Benefit. Your Coverage Date will be the Issue Date provided that person is age 59. If that person is younger than age 59, your Coverage Date will be the Account Anniversary after he or she attains (or would have attained) age 59. It does not matter whether the person who was the spouse is still alive or whether you are still married to that person. The Lifetime Withdrawal Percentage is based on the age the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the Coverage Date. The Lifetime Withdrawal Percentage may be reset to a higher percentage in the event of a step-up.

Please note: Whereas withdrawals of the Annual Withdrawal Amount under single-life coverage end when any Participant dies, withdrawals of the Annual Withdrawal Amount under joint-life coverage continue as long as either you or your spouse is alive. To take the Annual Withdrawal Amount after the death of a spouse under joint-life coverage, however, the surviving spouse must first elect to continue the Contract through spousal continuation. (See “Death of Participant - Joint-Life Coverage.”)

The following chart summarizes the important information about the terms and conditions of each Living Benefit that is presented in more detail below and in the related appendices.

Purchase Payments and Maximum Withdrawal Benefit Base

	SIR III	SIM	SIM Plus
Purchase Payments allowed after the first Account Anniversary	Not permitted	If permitted, are limited to $50,000 per Account Year without our approval	Same as SIM

Maximum Withdrawal Benefit Base	$5 million	$10 million	Same as SIM

Lifetime Income

	SIR III		SIM	SIM Plus
	Age	Percentage	Same as SIR III	Age	Percentage
Lifetime Withdrawal Percentage	59 - 64	4%		59 - 64	3%
	65 - 79	5%		65 - 79	4%
	80+	6%		80+	5%

Plus Factor	N/A		N/A	The Withdrawal Benefit Base increases by 2.5% annually after you start taking your Annual Withdrawal Amount

Bonuses and Enhancements

	SIR III		SIM	SIM Plus
Bonus	7% of Bonus Base		8% of Bonus Base	Same as SIM

Bonus Period	• 10 years from Issue or last step-up		• 10 years from Issue Date • Does not renew at step-up • Ends with any withdrawal (other than One-Time Access Withdrawal)	Same as SIM

200% Benefit Enhancement	N/A		Withdrawal Benefit Base increased to 200% of total 1st year Purchase Payments	Same as SIM

Step-Up

	SIR III	SIM	SIM Plus
Annual Step-Up

•   During the Bonus Period, the Withdrawal Benefit Base and Bonus Base will step-up to the Account Value, if the Account Value is greater than Withdrawal Benefit Base, increased by any Bonuses

•   Future Bonuses based on stepped-up Bonus Base

•   After the Bonus Period, the Withdrawal Benefit Base will step-up to the Account Value, if Account Value is greater than Withdrawal Benefit Base

•   Step-through to a higher Lifetime Withdrawal Percentage occurs at step-up, if you have attained age for higher tier

Same as SIR III except: • Bonus Period does not renew at step-up

Same as SIM, and also:

•   After the Bonus Period when taking income, the Withdrawal Benefit Base will step-up to the Account Value, if Account Value is greater than Withdrawal Benefit Base increased by the Plus Factor

Impact of Withdrawals

	SIR III	SIM	SIM Plus
Annual Withdrawal Amounts	• Reduce Account Value dollar-for-dollar • Do not reduce Withdrawal Benefit Base or Bonus Base	Same as SIR III except: • Ends Bonus Period and 200% Benefit Enhancement	Same as SIM, and also: • Plus Factor added on each Account Anniversary

Early Withdrawals

•   Reduce Account Value dollar-for-dollar

•   Reduce Bonus Base and Withdrawal Benefit Base each in the same proportion as the amount withdrawn reduces the Account Value

•   Subject to withdrawal charge on amount of withdrawal in excess of free withdrawal amount

•   May be subject to 10% federal tax penalty if taken before age 59 1⁄2

•   Contract and Living Benefit cancelled if Account Value reduced to zero as a result of an Early Withdrawal

		Same as SIR III, and also: • Ends Bonus Period and 200% Benefit Enhancement	Same as SIM

	SIR III	SIM	SIM Plus
Excess Withdrawals

•   Reduce Account Value dollar-for-dollar

•   Reduce Bonus Base and Withdrawal Benefit Base in the same proportion as the Account Value is reduced by the amount of the withdrawal that exceeds the Annual Withdrawal Amount

•   Subject to withdrawal charge on amount of withdrawal in excess of free withdrawal amount

•   Contract and Living Benefit cancelled if Account Value reduced to zero as a result of an Excess Withdrawal

		Same as SIR III, and also: • Ends Bonus Period and 200% Benefit Enhancement	Same as SIM, and also: • No Plus Factor permitted in any year during which an Excess Withdrawal is taken

One-Time Access Withdrawal	N/A

•   Reduce Account Value dollar-for-dollar

•   Reduces Withdrawal Benefit Base, Bonus Base, and the amount eligible for the 200% Benefit Enhancement each in the same proportion as the amount withdrawn reduces the Account Value

Same as SIM, and also: • Does not trigger initiation of Plus Factor

• If 1st withdrawal is an Early Withdrawal, then it will be treated as a One-Time Access Withdrawal

• If 1st withdrawal is taken after the Coverage Date, then you must decide whether to elect to use withdrawal as One-Time Access Withdrawal

• Will not lock in the Lifetime Withdrawal Percentage

• Not available if any systematic withdrawal program has been selected

Investment Options

	SIR III	SIM	SIM Plus
Designated Funds	100% must be allocated among specified Funds; or 100% to asset allocation models	100% must be allocated among specified Funds	Same as SIM

Portfolio Model (Build Your Own Portfolio)

Allocation Ranges:

•   30% - 50% Fixed Income Funds

•   40% - 60% Core Retirement Strategies Funds

•   10% - 30% Asset Allocation Funds

•   0% - 20% Core Equity Funds

•   0% - 20% Growth Equity Funds

•   0% - 10% Specialty Funds

		Allocation Ranges: • 0% - 60% Balanced Funds • 40% - 100% Fixed Income Funds	Same as SIM

Important Considerations

Optional living benefits may not be appropriate for all investors. Before purchasing a Living Benefit, you should carefully consider the following:

1. The frequency and amount of withdrawals you anticipate.

•	You should not purchase a Living Benefit if you plan to take Early or Excess Withdrawals, because such withdrawals may significantly reduce or eliminate the value of the guarantees provided by the Living Benefit.

•	Because the guaranteed lifetime withdrawal benefit under each Living Benefit is accessed through regular withdrawals that do not exceed the Annual Withdrawal Amount, such an optional living benefit may not be appropriate for you if you do not foresee a need for frequent withdrawals and your primary objective is to take maximum advantage of the tax deferral aspect of the Contract.

•	The timing and amount of your withdrawals may significantly decrease, and even terminate, your benefits under a Living Benefit. For example, if your Account Value is reduced to zero immediately following an Early Withdrawal, Excess Withdrawal, or the One-Time Access Withdrawal, then your Withdrawal Benefit Base will also be reduced to zero and your Contract will terminate without value and, thereafter, no Annual Withdrawal Amount will be paid.

•	Early and Excess Withdrawals may decrease the Withdrawal Benefit Base, the Bonus Base, and the 200% Benefit Enhancement by more than the amount withdrawn.

•	You should carefully consider when to begin making withdrawals, because you may not start at the most financially beneficial time for you. For example, by waiting to take withdrawals, you will have a greater opportunity to increase your Annual Withdrawal Amount, but you will have less time to take withdrawals.

•	Withdrawals taken in connection with a Living Benefit also:

•	reduce your Account Value;

•	reduce your death benefit under the Contract, including any optional death benefit;

•	may be subject to withdrawal charges; and

•	may be subject to income taxes and federal tax penalties (e.g., if taken before age 59 1⁄2).

2. Your investment objectives.

•	Your entire Account Value must be allocated to a limited number of specified Funds.

•	Any investment in or transfer to a Fund that is not a Designated Fund, or that falls outside the allocation ranges for the Build Your Own Portfolio model, will terminate your Living Benefit.

You should consult your financial adviser to assist you in determining which investment options may be best suited for your financial needs and risk tolerance.

3. The cost of the Living Benefit.

•	You will begin paying the fee for the Living Benefit as of the Issue Date, even if you do not begin taking withdrawals for many years, or ever.

•	The percentage rate used to calculate the fee may increase or decrease over time, but will not exceed the maximum annual rate shown in the fee table. (See “Costs of Living Benefits.”)

•	We will not refund the fees that you have paid for the Living Benefit.

4. The impact of tax regulations.

•	The tax rules for Qualified Contracts may limit the value of a Living Benefit. You should consult a qualified tax professional before electing a Living Benefit for a Qualified Policy.

•	You may not elect a Living Benefit with an Inherited Non-Qualified or Beneficiary IRA Contract.

•	You may only withdraw your annual required minimum distribution (“RMD”) allowed under the Internal Revenue Code once during any given Account Year.

•	For SIM and SIM Plus, any withdrawals taken (including RMDs) will end the Bonus Period and the 200% Benefit Enhancement unless your withdrawal is your One-Time Access Withdrawal.

5. Whether joint-life coverage or single-life coverage is appropriate for you.

•	With joint-life coverage, all benefits are based on the age of the younger spouse.

•	If your spouse is significantly younger or older than you, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possible long waiting period to begin annual withdrawals and to become eligible for the 200% Benefit Enhancement (for SIM or SIM Plus only), the longer period during which your Account Value could be reduced to zero prior to the Coverage Date, and the higher fee for joint-life coverage.

•	Single-life coverage may not be an appropriate choice on a co-owned Contract because the Living Benefit will end on the death of any Participant.

•	Once you elect joint-life coverage, you or your spouse will always pay the higher joint-life fee.

•	If your spouse (as of the Issue Date) is no longer your spouse or no longer the sole primary beneficiary under the Contract, then coverage will continue until the death of a Participant. If a Participant remarries, the new spouse is not covered under the joint-life feature.

•	If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

6. The amount and frequency of Purchase Payments.

•	After your Issue Date, we may limit the amount and timing of Purchase Payments that you can make.

•	For SIR III you cannot make Purchase Payments after your first Account Anniversary. Consequently, SIR III may not be appropriate if you are actively invested in a contributory plan.

•	For SIM and SIM Plus, you can make additional Purchase Payments at any time. However, any Purchase Payments after the first Account Anniversary will be limited to $50,000 during any Account Year, without our prior approval. We reserve the right not to accept any additional Purchase Payments under SIM and SIM Plus.

•	For SIM and SIM Plus, under the 200% Benefit Enhancement, any Purchase Payments made after the first Account Anniversary receive a lower benefit than Purchase Payments made during your first Account Year. (See “200% Benefit Enhancement.”)

•	For SIM and SIM Plus, because the Bonus Period ends on your tenth Account Anniversary, any Purchase Payment made after the first Account Anniversary will only be eligible for a Bonus for any years remaining in the Bonus Period.

7. What happens if your Account Value is reduced to zero.

•	If your Account Value is reduced to zero before your Coverage Date, the Account Anniversary following the 59th birthday of the older spouse under single-life coverage (the younger spouse under joint-life coverage), then no Annual Withdrawal Amount will be available, and your Contract, including your Living Benefit, will end. This is true even if no withdrawals had been taken and the Account Value fell to zero as a result of poor investment performance, as well as the deduction of contract fees and charges.

•	If your Account Value is reduced to zero after your Coverage Date, for any reason other than immediately following an Excess Withdrawal or the One-Time Access Withdrawal, then your Contract, including your Living Benefit, will end, except that payments of the Annual Withdrawal Amount (calculated on the following Account Anniversary), increased by the Plus Factor if applicable, will continue to be paid to the Participant for the rest of his/her life. This is true even if your Account Value falls to zero through any combination of (i) poor investment performance, (ii) the deduction of Contract fees and charges, as well as (iii) taking your Annual Withdrawal Amount.

•	If your Account Value is reduced to zero immediately following an Early Withdrawal, Excess Withdrawal, or the One-Time Access Withdrawal, then your Contract, including your Living Benefit, will terminate, and no future Annual Withdrawal Amounts will be available.

See “APPENDIX E - OPTIONAL LIVING BENEFIT EXAMPLES” for examples showing how the features of these Living Benefits work.

Withdrawal Benefit Base

We use the Withdrawal Benefit Base to calculate the Annual Withdrawal Amount. On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	increased by any subsequent Purchase Payments;

•	increased by any applicable Bonuses;

•	increased by any step-ups;

•	increased by the 200% Benefit Enhancement (SIM and SIM Plus only);

•	increased by the Plus Factor (SIM Plus only);

•	decreased by any Early and Excess Withdrawals; and

•	decreased by the One-Time Access Withdrawal (SIM and SIM Plus only).

The maximum Withdrawal Benefit Base permitted upon any step-up is $5 million for SIR III. After including any step-ups, Bonuses, 200% Benefit Enhancement, and the Plus Factor, the maximum Withdrawal Benefit Base permitted is $10 million for SIM and SIM Plus. (For the purposes of determining these maximum limits, we reserve the right, in our sole discretion, to aggregate the benefit bases of all variable annuity contracts with living benefits that you own and that are issued by Delaware Life Insurance Company or its affiliates.)

Please note:

•	We use the Withdrawal Benefit Base to calculate the Annual Withdrawal Amount as well as the fee for your Living Benefit.

•	Your Withdrawal Benefit Base is not a cash value, a Surrender Value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any Sub-Account, and it is not a guarantee of Account Value.

Lifetime Withdrawal Percentage

We use the Lifetime Withdrawal Percentage to calculate the Annual Withdrawal Amount. The Lifetime Withdrawal Percentage is determined based on:

•	your age at the time of the first withdrawal taken after the Coverage Date; or

•	if joint-life coverage is selected, the age of the younger spouse at the time of the first withdrawal taken after the Coverage Date.

Age at time of first withdrawal	Lifetime Withdrawal Percentage - Single-Life and Joint-Life Coverage
	SIR III and SIM	SIM Plus
< 59	0%	0%
59 - 64	4%	3%
65 - 79	5%	4%
80 +	6%	5%

Please note: Once established, the Lifetime Withdrawal Percentage will not increase even though your age increases, except in certain circumstances involving step-ups (described below).

Annual Withdrawal Amount

Beginning on the Coverage Date, you can withdraw up to the Annual Withdrawal Amount from your Contract in any Account Year without reducing your Withdrawal Benefit Base. The Annual Withdrawal Amount is determined by multiplying the Withdrawal Benefit Base by the Lifetime Withdrawal Percentage (shown in the chart above), based on your age at the time of first withdrawal (other than the One-Time Access Withdrawal) after the Coverage Date. Your Annual Withdrawal Amount is recalculated on your Account Anniversary based upon the increases or decreases to the Withdrawal Benefit Base that occurred during the previous Account Year.

A Purchase Payment will increase your Withdrawal Benefit Base and your Annual Withdrawal Amount will immediately be recalculated. All other increases to the Withdrawal Benefit Base will occur on your next Account Anniversary and result in a new Annual Withdrawal Amount at that time. If an Excess Withdrawal has been taken, your available Annual Withdrawal Amount will be zero for the remainder of that Account Year. On your next Account Anniversary, a new Annual Withdrawal Amount will be calculated, based on your then current Withdrawal Benefit Base. If your Account Value has been reduced to zero immediately following an Excess Withdrawal, your Contract, including your Living Benefit, will end.

Your Lifetime Withdrawal Percentage will increase if your age at the time of step-up coincides with a higher percentage (shown in the chart above).

For further information regarding the impacts of taking your Annual Withdrawal Amount please see “Tax Issues Under the Living Benefits” and “TAX PROVISIONS.”

Please note:

•	If the Living Benefit is elected before your Coverage Date, then you will still be assessed a fee for the Living Benefit, even though the Annual Withdrawal Amount will be zero until the Coverage Date.

•	Your Annual Withdrawal Amount is not cumulative. This means that if you do not take the entire Annual Withdrawal Amount during an Account Year, then you cannot take more than the Annual Withdrawal Amount in the next Account Year and maintain the Living Benefit’s guarantees.

Bonus and Bonus Base

If you make no withdrawals in an Account Year during the Bonus Period, then, on each Account Anniversary during the Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of the Bonus Base (under SIR III), and 8% of the Bonus Base (under SIM and SIM Plus). The Bonus Period is a ten-year period beginning on the Issue Date and ending on your tenth Account Anniversary. If you step-up SIR III during the Bonus Period, the Bonus Period is renewed for ten years from the date of the step-up. For SIM and SIM Plus, the Bonus Period is not renewable, and will end early if any withdrawal is taken (other than the One-Time Access Withdrawal).

We use the Bonus Base to calculate the Bonus. We set the initial Bonus Base to equal the initial Purchase Payment at issue. The Bonus Base will be increased by any subsequent Purchase Payments and any step-ups. The Bonus Base will be decreased by any Early Withdrawals, Excess Withdrawals, or the One-Time Access Withdrawal.

Please note:

•	Under SIR III:

•	A Bonus will not be applied during your Bonus Period in any Account Year in which you take a withdrawal.

•	Early and Excess Withdrawals will reduce the Bonus Base. (See “Impact of Withdrawals.”)

•	Under SIM and SIM Plus:

•	Any withdrawal (other than the One-Time Access Withdrawal) will end your Bonus Period and eliminate your Bonus Base.

•	A One-Time Access Withdrawal will reduce the Bonus Base. (See “Impact of Withdrawals.”)

200% Benefit Enhancement (SIM and SIM Plus only)

If no withdrawals, other than the One-Time Access Withdrawal, are taken from the Contract, then your Withdrawal Benefit Base will increase to an amount equal to the amount of the 200% Benefit Enhancement on the latest of:

•	the 10th Account Anniversary,

•	the Account Anniversary following your 70th birthday, or

•	the Account Anniversary following the 70th birthday of the younger spouse, if joint-life is elected.

On this date, we will set your Withdrawal Benefit Base to equal the greater of:

•	the current Withdrawal Benefit Base, or

•	the 200% Benefit Enhancement.

The 200% Benefit Enhancement equals the sum of (1), (2), and (3), below:

(1)	200% of the initial Purchase Payment,

(2)	200% of any additional Purchase Payments made before and including the first Account Anniversary, and

(3)	100% of additional Purchase Payments made after the first Account Anniversary.

If the One-Time Access Withdrawal is taken, the amount of the 200% Benefit Enhancement will be reduced in the same proportion as the amount withdrawn reduces the Account Value. The One-Time Access Withdrawal will not eliminate the 200% Benefit Enhancement.

Please note:

•	If any withdrawal, other than the One-Time Access Withdrawal, is taken from the Contract, then you will not be eligible for the 200% Benefit Enhancement or any future Bonuses.

•	This benefit may increase your Withdrawal Benefit Base when investment performance is neutral or negative.

•	If, as a result of positive investment performance, your Withdrawal Benefit Base is greater than your 200% Benefit Enhancement, then you would not need or receive the 200% Benefit Enhancement because your actual performance is greater than the guarantee provided by the 200% Benefit Enhancement.

•	Purchase Payments made after the first Account Anniversary will not provide any additional benefit to the 200% Benefit Enhancement. This is because the additional amount added to the 200% Benefit Enhancement is equal to 100% of Purchase Payments made after the first Account Anniversary. When adding Purchase Payments after the first Account Year, the same increase is made to the Withdrawal Benefit Base and, consequently, the additional Purchase Payment will not provide any greater benefit under the 200% Benefit Enhancement.

•	The maximum Withdrawal Benefit Base permitted for SIM and SIM Plus is $10 million.

•	If you are participating in SIR III, the 200% Benefit Enhancement is not available to you.

Step-Up

The step-up feature available with the Living Benefit gives you an opportunity to grow your Withdrawal Benefit Base.

•	On each Account Anniversary during the Bonus Period and before your Annuity Commencement Date:

•	If your Account Value exceeds your current Withdrawal Benefit Base, adjusted for any applicable Bonus, we will automatically increase your Withdrawal Benefit Base and Bonus Base to an amount equal to your Account Value.

•	If your Account Value is less than your current Withdrawal Benefit Base, adjusted for any applicable Bonus, you will receive the Bonus, instead of a step-up.

•	On each Account Anniversary after the Bonus Period and before your Annuity Commencement Date, if your Account Value exceeds your current Withdrawal Benefit Base, increased by the Plus Factor, if any, we will automatically increase your Withdrawal Benefit Base to an amount equal to your Account Value.

Please note: The Lifetime Withdrawal Percentage will increase if you have crossed into another age tier at the time of the step-up (we refer to this as “step-through”). For example, if you are age 79 (in the 65-79 age tier) when you make your first withdrawal, and you are age 80 at the time of the automatic step-up of your Withdrawal Benefit Base, then your Lifetime Withdrawal Percentage will increase to the level for the 80+ age tier. (See the chart under “Lifetime Withdrawal Percentage.”)

Plus Factor (SIM Plus only)

After the Coverage Date and if you have taken a withdrawal (other than a One-Time Access Withdrawal), the Plus Factor will be initiated. On each Account Anniversary thereafter, we will automatically increase your Withdrawal Benefit Base by 2.5%, unless a step-up would result in a greater Withdrawal Benefit Base.

Please note:

•	A 2.5% Plus Factor increase could prevent a step-up to a higher Lifetime Withdrawal Percentage (referred to as a step-through).

•	If you take an Excess Withdrawal in any Account Year, you will forfeit the Plus Factor for that Account Year.

•	If your Account Value is reduced to zero immediately following an Excess Withdrawal, then no Annual Withdrawal Amount will be available. The Contract, including your Living Benefit and the Plus Factor, will end.

•	If your Account Value is reduced to zero for any reason, other than immediately following an Excess Withdrawal (or One-Time Access Withdrawal), then the Contract, including your Living Benefit, will end, except that payments of the Annual Withdrawal Amount, increased by the Plus Factor if applicable, will continue to be paid to the Participant for the rest of his/her life.

•	If you are participating in SIR III or SIM, the Plus Factor is not available to you.

Impact of Withdrawals

Starting on your Coverage Date and continuing to your Annuity Commencement Date, you may take partial withdrawals up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base or Bonus Base. These withdrawals will, however, reduce your Account Value by the amount of the withdrawal (and, consequently, the amount of your death benefit proportionately). In addition, these withdrawals are subject to withdrawal charges to the extent that they exceed the greatest of: (i) the free withdrawal amount permitted under your Contract (see “Free Withdrawal Amount”); (ii) your “yearly RMD amount” (subject to conditions discussed in “Tax Issues Under Living Benefits,”); and (iii) your Annual Withdrawal Amount.

Early Withdrawals

Withdrawals taken before your Coverage Date, referred to as “Early Withdrawals,” will reduce your Withdrawal Benefit Base and any Bonus Base according to the following formulas.

Your New Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Your New Bonus Base	=	BB x	(	AV - WD	)
AV

Where:

	WBB	=	your Withdrawal Benefit Base immediately before the Early Withdrawal.

	BB	=	your Bonus Base immediately before the Early Withdrawal.

	WD	=	the amount of the Early Withdrawal.

	AV	=	your Account Value immediately before the Early Withdrawal.

Under SIM and SIM Plus, your first withdrawal, if taken before the Coverage Date, will be deemed the One-Time Access Withdrawal. (See “One-Time Access Withdrawal.”) For Early Withdrawals, the Withdrawal Benefit Base and the Bonus Base are both reduced proportionally by the full amount of the withdrawal.

Excess Withdrawals

After the Coverage Date, any partial withdrawal that, when taken alone or in combination with all other withdrawals taken in the same Account Year, exceeds the Annual Withdrawal Amount is referred to as an “Excess Withdrawal.” An

Excess Withdrawal will reduce your Withdrawal Benefit Base and any Bonus Base according to the following formulas.

Your New Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Your New Bonus Base	=	BB x	(	AV - WD	)
AV - AWA

Where:

	WBB	=	your Withdrawal Benefit Base immediately before the Excess Withdrawal.

	BB	=	your Bonus Base immediately before the Excess Withdrawal.

	WD	=	the amount of the Excess Withdrawal.

	AV	=	your Account Value immediately before the Excess Withdrawal.

	AWA	=	your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

If you take an Excess Withdrawal, the Withdrawal Benefit Base and the Bonus Base are both reduced proportionally by the amount of the withdrawal in excess of the Annual Withdrawal Amount.

One-Time Access Withdrawal (SIM and SIM Plus only)

You may take your first withdrawal as the One-Time Access Withdrawal. Before the Coverage Date, your first withdrawal will automatically be your One-Time Access Withdrawal. After your Coverage Date, when you make your first withdrawal, you have the option of electing to use the One-Time Access Withdrawal.

The One-Time Access Withdrawal differs from other withdrawals in that:

•	It will not end the 200% Benefit Enhancement, but will reduce the eligible amount based on the following formula:

Your new 200% Benefit Enhancement	=	BE x	(	AV - WD	)
AV

Where:

	BE	=	the 200% Benefit Enhancement immediately before the One-Time Access Withdrawal.

	WD	=	the total amount of the One-Time Access Withdrawal.

	AV	=	the Account Value immediately before the One-Time Access Withdrawal.

•	It will reduce the Withdrawal Benefit Base and Bonus Base in the same manner as an Early Withdrawal. (See “Early Withdrawals.”)

•	If taken during the Bonus Period, then it will cause the Bonus for that Account Year to be forfeited, but will not end the Bonus Period.

•	If taken after the Coverage Date, then it will not lock in the Lifetime Withdrawal Percentage used to calculate the Annual Withdrawal Amount or initiate the Plus Factor for SIM Plus.

If you take a withdrawal after the Coverage Date and do not elect to use the One-Time Access Withdrawal then:

•	we will lock in the Lifetime Withdrawal Percentage;

•	you may begin to take your Annual Withdrawal Amount;

•	you will be eligible to receive any applicable Plus Factors under SIM Plus;

•	you will forfeit the One-Time Access Withdrawal benefit;

•	the Bonus Period ends; and

•	you will forfeit the 200% Benefit Enhancement.

If you are participating in SIR III, then the One-Time Access Withdrawal is not available to you.

Please Note: In regard to Early and Excess Withdrawals and the One-Time Access Withdrawal:

•	The above calculations show proportionate reductions. Generally speaking:

•	If your Account Value is greater than your Withdrawal Benefit Base, the reduction to your Withdrawal Benefit Base will be less than the amount withdrawn.

•	If your Account Value is less than your Withdrawal Benefit Base, the reduction to your Withdrawal Benefit Base will be more than the amount withdrawn.

•	Subsequent withdrawals taken after the One-Time Access Withdrawal will be treated as described in “Annual Withdrawal Amount,” “Early Withdrawals,” and “Excess Withdrawals.”

•	A withdrawal that does not exceed the Annual Withdrawal Amount may nevertheless affect the Bonus Period and step-ups. If you elect SIM or SIM Plus, then any withdrawal, except the One-Time Access Withdrawal, will result in the forfeiture of the 200% Benefit Enhancement and end the Bonus Period. Under SIM Plus, you will forfeit the Plus Factor for that Account Year if you take an Excess Withdrawal.

•	In addition, these withdrawals are subject to withdrawal charges to the extent they exceed the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	your yearly RMD amount for your Contract; and

•	your Annual Withdrawal Amount.

•	Early Withdrawals, Excess Withdrawals, and the One-Time Access Withdrawal could severely reduce, and even terminate, your Living Benefit, and could reduce your Account Value to zero, thereby terminating your Contract without value.

•	In addition to reducing your Living Benefit, any withdrawal taken before you reach age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

•	We do not monitor for Excess Withdrawals. Accordingly, if you take regular or scheduled withdrawals, you should carefully monitor your withdrawals to be certain they are not in excess of your Annual Withdrawal Amount.

•	The One-Time Access Withdrawal is only available at the time of your first partial withdrawal request and cannot be used in connection with any systematic withdrawal program available under your Contract.

•	The One-Time Access Withdrawal is not available for a withdrawal made as part of an exchange under Section 1035 of the Internal Revenue Code (“Code”) or as part of a transfer or rollover to an eligible retirement plan offered by another insurance company.

Costs of Living Benefits

If you select a Living Benefit, then we will deduct a fee from your Account Value on the last valuation day of each Account Quarter. The fee is a percentage of your Withdrawal Benefit Base and differs for single-life and joint-life coverage. The percentage rate may increase or decrease over time, but will not exceed the Maximum Annual Rates shown in the table below. If we change the rate, then you may elect to cancel your Living Benefit and no longer pay the fee.

	Single-Life				Joint-Life
	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate
SIR III	0.2750%	1.10%	0.4375%	1.75%	0.3250%	1.30%	0.4875%	1.95%
SIM	0.2750%	1.10%	0.4375%	1.75%	0.3250%	1.30%	0.4875%	1.95%
SIM Plus	0.3125%	1.25%	0.4375%	1.75%	0.3625%	1.45%	0.4875%	1.95%

Please note: Because the fee for the benefit is a percentage of your Withdrawal Benefit Base:

•	Your total annual fee is the sum of four quarterly fees and could be a much higher percentage of your Account Value than of your Withdrawal Benefit Base. The maximum annual fee is the maximum annual rate multiplied by the highest quarterly Withdrawal Benefit Base during that Account Year.

•	Your fee will increase as your Withdrawal Benefit Base increases (although the rate used to calculate the fee may remain the same).

Cancellation of Living Benefits

Should you decide that the Living Benefit is no longer appropriate for you, you may cancel it at any time.

We will terminate a Living Benefit upon the earliest of the following:

•	receipt, in good order, at our Service Address, of your written request to cancel the Living Benefit;

•	change of ownership of a Contract, unless you have received our prior approval to change the ownership;

•	death of a Participant (with single-life coverage);

•	death of a Participant with joint-life coverage, if the spouses on the Issue Date are no longer spouses or no longer sole primary beneficiaries;

•	annuitization;

•	termination/full surrender of the Contract;

•	the Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals, or the One-Time Access Withdrawal (for SIM and SIM Plus only);

•	if the Account Value is reduced to zero prior to the Coverage Date, for any reason;

•	any investment in or transfer to a Fund that is not a Designated Fund; or

•	any investment in or transfer that is outside the allocation ranges for the Build Your Own Portfolio model.

Upon termination, all benefits and fees associated with a Living Benefit will cease. Once terminated, your Living Benefit cannot be reinstated.

Death of Participant - Single-Life Coverage

If you selected single-life coverage, then the Living Benefit ends on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole primary Beneficiary, he or she may elect to continue the Contract, but the Living Benefit will terminate and no optional living benefit will be available to your surviving spouse.

Please note:

•	Single-life coverage may be inappropriate on a co-owned Contract because the Living Benefit will end on the death of any Participant.

•	Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance” under “DEATH BENEFIT”) or any Living Benefit under the Contract. Co-owners who are not spouses should, therefore, discuss with their financial adviser whether a Living Benefit is appropriate for them. Also, if you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

Death of Participant - Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in a Living Benefit, the provisions of the section titled “Death of Participant - Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, then the surviving spouse, as the sole primary beneficiary, can elect to continue the Contract and all currently-held benefits will continue to the surviving spouse. In such case, the Account Value will be equal to the Death Benefit. If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

Alternatively, the surviving spouse may elect any available option under the death benefit provisions of the Contract. In such case, the Contract, including any applicable Living Benefit, will end.

Annuitization Under the Living Benefits

If your Account Value is greater than zero on your Maximum Annuity Commencement Date, then you must elect to:

•	surrender your Contract and receive your Surrender Value,

•	annuitize your Account Value under one of the then currently available Annuity Options, or

•	annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected on the Issue Date and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount increased by the Plus Factor, if applicable. If you make no election, we will default your choice to this option.

If you elect to annuitize prior to your Maximum Annuity Commencement Date, then your Contract and any Living Benefit will end.

Tax Issues Under the Living Benefits

Certain state and federal tax provisions may be important to you in connection with a living benefit. If your Contract is a Non-Qualified Contract, it is possible that the election of optional living benefits, such as the Living Benefits, might increase the taxable portion of any withdrawal you make from the Contract. It is not clear whether withdrawals after the Coverage Date while the Contract Value is greater than zero will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat such payments as withdrawals for tax purposes. We intend to treat payments pursuant to a Living Benefit after the Contract Value becomes zero as annuity payments for tax purposes.

You may not elect a Living Benefit with an inherited Non-Qualified Contract or beneficiary IRA Contract.

If your Contract is a Qualified Contract, then the retirement plan governing that Qualified Contract may be subject to certain required minimum distribution (RMD) provisions imposed by the Internal Revenue Code (the “Code”) and Internal Revenue Service (“IRS”) regulations (collectively, the “Federal Tax Laws”). These RMD provisions require that an amount be distributed from the retirement plan each year, beginning generally in the calendar year in which you attain age 70 1⁄2. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we have assumed for all plans that the Qualified Contract (i.e., your Contract) is the only asset, and we determine a yearly RMD amount taking into account only your Contract (“Yearly RMD Amount”).

When you elect to participate in a Living Benefit, we will inform you that you may withdraw amounts up to your Yearly RMD Amount each year without reducing your Withdrawal Benefit Base. To assist you in complying with the RMD requirements, in January of each year, we will notify you of your calculated Yearly RMD Amount and inform you that you may withdraw amounts up to your Yearly RMD Amount each Account Year without reducing your Withdrawal Benefit Base. Please note: For SIM and SIM Plus, if you withdraw your yearly RMD amount, that withdrawal will end the Bonus Period and the 200% Benefit Enhancement.

To the extent that the Yearly RMD Amount attributable to your Contract exceeds the Annual Withdrawal Amount permitted each year under your Living Benefit, we currently are waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in a Living Benefit, then we will reduce your Account Value dollar-for-dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under the Living Benefit will be reduced, dollar-for-dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

•	you withdraw your (Qualified) Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2, rather than postponing the withdrawal of that amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your (Qualified) Contract that would result in your receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefit and Optional Living Benefits” under “TAX PROVISIONS.”

DESIGNATED FUNDS

To participate in a Living Benefit, all of your Account Value must be invested only in Designated Funds at all times during the term of your optional living benefit.

For Contracts participating in SIM or SIM Plus, the only Funds, dollar-cost averaging programs, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Model	Funds
Build Your Own Portfolio	MFS® Conservative Allocation Portfolio, Service Class
MFS® Global Tactical Allocation Portfolio, Service Class

Dollar-Cost Averaging Program Options
6-Month DCA Period
12-Month DCA Period

For Contracts participating in SIR III, the only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Models	Funds
Build Your Own Portfolio	AB Dynamic Asset Allocation Portfolio, Class B
Blended Model	MFS® Conservative Allocation Portfolio, Service Class
MFS® Global Tactical Allocation Portfolio, Service Class
Dollar-Cost Averaging Program Options	MFS® Moderate Allocation Portfolio, Service Class
6-Month DCA Period	PIMCO All Asset Portfolio, Advisor Class
12-Month DCA Period	PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class
Putnam VT Absolute Return 500 Fund, Class IB

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our “build your own portfolio” program. That portfolio model and the “build your own portfolio” program are described in “BUILD YOUR OWN PORTFOLIO” and in “APPENDIX F - BUILD YOUR OWN PORTFOLIO.”

If you elected to participate in Income Riser III (“SIR III”), Income Maximizer (“SIM”), or Income Maximizer Plus (“SIM Plus”) and are invested in more than one Designated Fund, we will automatically transfer assets among your Designated Funds to maintain the percentage allocation you selected. We will make these transfers on a quarterly basis.

We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund. Written notice will be provided to Contract Owners whenever a fund is no longer considered to be a Designated Fund. If you are invested in a Designated Fund at the time we declare the Fund to no longer be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a Living Benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction. If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into one or more of the current Designated Fund(s) if you want to make subsequent Purchase Payments or any additional transfers. (Note that this restriction does not apply to automatic portfolio rebalancing. Likewise, if you are participating in a DCA program and one of the funds receiving transfers under the DCA program is declared no longer to be a Designated Fund, then your Account Value can remain invested in that Fund until the end of your DCA Period. However, before you make any subsequent Purchase Payments, you must first transfer all your Account Value from that Fund into one or more of the current Designated Funds and provide us with new allocation instructions for your DCA program.) We also reserve the right to close Funds only to new Contracts. We will, however, revise the Prospectus to give notice to prospective investors of the closing of any

Fund. If a Designated Fund is closed only to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.

Note that, on SIR III, SIM, and SIM Plus, we have reserved the right to allow step-ups only if your Account Value is invested in a Fund that has been declared by us to be a Designated Fund. In such case, if you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you will have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your Living Benefit will continue with all of the benefits except for step-up.

BUILD YOUR OWN PORTFOLIO

Among the choices of Designated Funds is a selection of funds (“portfolio model”) that you design yourself using certain broad guidelines that we provide. To “build your own portfolio,” you pick funds from the asset classes available at that time. Altogether you may not choose more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in Appendix F.

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See “Transfer Privilege,” “Short-Term Trading,” and “Funds’ Trading Policies.”) Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

Under the terms of the Living Benefits, however, there are certain limits on the times when you can make additional Purchase Payments. For SIR III, you cannot make Purchase Payments after your first Account Anniversary. For SIM and SIM Plus, you may make additional Purchase Payments at any time. However, Purchase Payments made after the first Account Anniversary will be limited to $50,000 during any Account Year, without our prior approval. We reserve the right not to accept additional Purchase Payments under SIM and SIM Plus.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted. However, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model. Likewise, if you are participating in a DCA program and one of the Funds in this portfolio model receiving transfers under the DCA program is declared to no longer be part of the portfolio model, then the program will run through to completion. However, before you make any subsequent Purchase Payments, you must first either (a) reallocate your total Account Value among funds that comply with the current Build Your Own Portfolio categories or (b) transfer your total Account Value to Designated Funds other than the Build Your Own Portfolio model. You must also provide us with new allocation instructions for your DCA program.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit to the surviving Participant, if any, or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

The death benefit proceeds will remain invested in the Sub-Accounts in accordance with the allocations made by the Contract Owner until the Beneficiary has provided us with Due Proof of Death in good order. Once we have received Due Proof of Death, then investments in the Variable Account may be reallocated in accordance with the Beneficiary’s instructions.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary’s election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

The basic death benefit will be the greater of the following amounts:

(1)	your Account Value on the Death Benefit Date; and

(2)	your total Adjusted Purchase Payments. (See “Calculating the Death Benefit.”)

Adjusted Purchase Payments initially equal the initial Purchase Payment.

Each time there is an additional Purchase Payment then:

Your new Adjusted Purchase Payments	=	APP + PP

Where:

	APP	=	Your Adjusted Purchase Payments immediately prior to the additional Purchase Payment.

	PP	=	The amount of the additional Purchase Payment.

Each time there is a withdrawal then:

Your new Adjusted Purchase Payments	=	APP x	(AV - WD)
AV

Where:

	APP	=	Your Adjusted Purchase Payments immediately prior to the withdrawal.

	WD	=	The amount of the withdrawal.

	AV	=	Your Account Value immediately prior to the withdrawal.

When the Account Value is less than the Adjusted Purchase Payments, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

Optional Death Benefit

You may enhance the “basic death benefit” by electing the optional death benefit known as the Maximum Anniversary Account Value (“MAV”). You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit. (For a description of the charge, see “Charges for Optional Benefits.”) The optional death benefit is available only if you are younger than age 75 on the Open Date. The optional death benefit election may not be changed after the Contract’s Issue Date. The optional death benefit will be adjusted for all partial withdrawals as described in this Prospectus under the heading “Calculating the Death Benefit.”

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional death benefit to you. Please refer to “Impact of Optional Death Benefit and Optional Living Benefits” under “TAX PROVISIONS” for more information regarding tax issues that you should consider before electing this optional benefit.

Under MAV, the death benefit will be the greater of:

•	the amount payable under the basic death benefit above, or

•	your highest Account Value on any Account Anniversary before the Covered Person’s 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted highest Account Value, the current Account Value will become the new highest Anniversary Account Value.

Spousal Continuance

Under an individually-owned Contract, if you are the Covered Person and your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract by becoming the new Participant and new Covered Person, rather than receive the death benefit amount. Under a co-owned Contract, if you and your spouse are the Covered Persons and sole Beneficiaries, then upon the death of either you or your spouse, the surviving spouse may continue the Contract as the sole Participant and sole Covered Person. In either case, we will not pay a death benefit, but the Contract’s Account Value will be set to equal the death benefit amount. (See “The Basic Death Benefit” or, if applicable, the “Optional Death Benefit.”) If you are participating in a Living Benefit and you have joint-life coverage, then your surviving spouse may continue the Contract and the Living Benefit. If you are participating in a Living Benefit and you have single-life coverage, then your surviving spouse can continue the Contract, but the Living Benefit will terminate and no optional living benefit will be available to your surviving spouse. (See “Death of Participant - Single-Life Coverage.”)

All Contract provisions, including, if elected, the optional death benefit (subject to the optional death benefit age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse’s age on the original effective date of the Contract will be used. Upon surrender or annuitization, this increased amount will not be treated as premium, but will be treated as income. If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

Calculating the Death Benefit

In calculating the death benefit amount payable under option (2) of “The Basic Death Benefit” or the optional death benefit, each partial withdrawal will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See “The Basic Death Benefit.”) A withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

Rather than receiving the death benefit, the Beneficiary may elect to annuitize, to defer annuitization, or to continue the Contract. In such case, if the death benefit amount payable under the Contract is greater than your Account Value, we will increase the Account Value to equal the death benefit amount. Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to an existing DCA Period will be allocated to your selected Sub-Accounts.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under “The Income Phase - Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us, at our Service Address, a completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your surviving spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us written notice in a form acceptable to us. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law. We can defer payment of the death benefit to the extent permitted under the Investment Company Act of 1940. (See “Payment of Death Benefit.”)

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance.” If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your Beneficiary, or your Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or your Beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within seven days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant’s death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “WITHDRAWALS AND WITHDRAWAL CHARGES.”)

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Options refer to the Annuitant as the “Payee.” If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

•	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

•	The latest possible Annuity Commencement Date is the first day of the month following the Annuitant’s 95th birthday (“Maximum Annuity Commencement Date”). If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

•	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice, in a form acceptable to us, with the following additional limitations:

•	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

•	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1⁄2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1⁄2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Commencement Date, only one annuity payment will be made.

Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate of 3%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the last survivor dies. There is no provision for continuance of any payments to a Beneficiary.

Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate of 3%. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8, and 9-year period certain options are not available during your first seven Account Years unless (a) you or your Beneficiary are selecting this Annuity Option to be used as the method of payment for the death benefit and (b) your Beneficiary’s life expectancy on the date of the first payment exceeds the selected period.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain, except as otherwise provided under your applicable Living Benefit.

You must specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations. If, however, a portion of your Account Value was allocated to a DCA Period at the time of annuitization, that portion will be exchanged for Annuity Units and allocated among the Sub-Accounts you select at annuitization or, if you make no such selection, then in proportion to the Sub-Accounts you were invested in prior to annuitization.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Option may not be changed once annuity payments begin.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

•	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

•	We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account’s Variable Accumulation Units for Annuity Units upon which we will assess annual insurance charges of 1.60% of your average daily Annuity Unit values. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the “annuity payment rates” in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. (See “Annuity Payment Rates.”)

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests a transfer among Sub-Accounts). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

After you annuitize, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values. We will no longer deduct the mortality and expense risk charge or the charges for any optional living benefit or the optional death benefit. The 1.60% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The total insurance charges of 1.60% during the Income Phase are higher than the maximum total Variable Account annual expenses (without optional benefits) deducted during the Accumulation Phase.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable “annuity payment rates.” These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. (See “Annuity Payment Rates.”)

Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment, except as otherwise provided under your Living Benefit.

Transfer of Variable Annuity Units

During the Income Phase, the Annuitant may transfer Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. Any such transfers may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Trading Policies”). The applicability of the Funds’ Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this Prospectus under “Funds’ Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

To make a transfer, the Annuitant sends us, at our Service Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to transfer and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the transfer would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the transfer request.

Before transferring Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only transfers among Sub-Accounts. No transfers to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account fee from Fixed Annuity payments.

Annuity Payment Rates

Annuity payment rates are the rates we use to determine the dollar amount of an annuity payment under each Annuity Option. The Contract contains annuity payment rate schedules for each Annuity Option described in this Prospectus.

These schedules show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change. (See “Modification.”)

The annuity payment rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the annuity payment rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person’s death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification, in good order. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Participant. The amount payable on the death of the new Participant will be the Surrender Value.

Voting of Fund Shares

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.

We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges and federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds. Such confirmations will be sent within two business days after the transaction occurs.

In addition, within five business days after each calendar quarter, we will send you, by regular U.S. mail, a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, step-ups credited on living benefits, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the Funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. You will receive notice of any such Fund changes that affect your Contract by a supplement to this Prospectus.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract. Any changes we make by splitting or combining Variable Accumulation Unit values must comply with federal securities laws and regulations.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification is consistent with federal securities laws and regulations and: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may supplement this Prospectus to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, and the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments, provided that such modification will not exceed the maximum fees as shown in the fee table. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any two or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove DCA Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may supplement this Prospectus and make appropriate endorsement to the Contract as necessary to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Service Address, within 10 days or longer if allowed by your state after it was delivered to you. State law may also allow you to return the Contract to your sales representative. (Information about your right to return period can be found on the first page of your Contract or prominently displayed in an endorsement to your Contract. You can also obtain information about your right to return period by contacting your sales representative.) When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires return of Purchase Payments, we will return the greater of (1) your Surrender Value or (2) the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within seven days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX PROVISIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

U.S. Federal Income Tax Provisions

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax provisions affecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Provisions.”

Taxation of Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase an annuity should be based on the assumption that the purchase of an annuity is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts. The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1⁄2, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a qualified tax professional with regard to exceptions from the penalty tax.

Taxation of Death Benefit Proceeds. Death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the Participant’s or Annuitant’s death, i.e., the investment in the contract must still be determined by reference to the Participant’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a qualified tax professional as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment.

Taxation of Qualified Contracts

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Pension and Profit-Sharing Plans. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self- employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Individual Retirement Accounts and Annuities. Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1⁄2, unless an exception applies. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Roth Individual Retirement Arrangements. Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion. Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1⁄2, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

•	any required minimum distribution; or

•	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a non-surviving-spouse Beneficiary may elect a direct rollover only to a so-called inherited IRA. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Impact of Optional Death Benefit and Optional Living Benefits

For a further discussion, please refer to “Tax Issues Under the Living Benefits.”

Qualified Contracts. If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1⁄2 or, for non-IRAs, the date of retirement instead of age 70 1⁄2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations.

The IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract’s Account Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death and living benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount. Because of the above actuarial present value requirements, your initial election of a Contract’s optional benefit could cause your RMD amount to be higher than it would be without such an election. Additionally, if your RMD amount exceeds your guaranteed withdrawal amount under an optional living benefit, you will have to withdraw more than the guaranteed withdrawal amount to avoid the imposition of a 50% excise tax, causing a reset of your guaranteed withdrawal benefit. Prior to electing to participate in any optional benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on your yearly RMD amounts.

You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you convert such a traditional Annuity or Account to a Roth IRA (see “Roth Individual Retirement Arrangements”), the IRS’s rules for determining the amount of your taxable income at the time of conversion include an amount based on the RMD actuarial present value requirements discussed above. Thus, your election of a Contract’s optional benefit could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

For Qualified Contracts issued other than as Individual Retirement Annuities, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used by the trustee or custodian in the Account’s RMD calculations.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and your information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional benefit. If this were to occur, election of an optional benefit could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional benefit (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”

Federal Defense of Marriage Act and Same-Sex Marriages

The Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. Under federal law, all such Contract continuation rights are available only to a person who is defined as a “spouse.” Previously, under the federal Defense of Marriage Act, that definition did not include a same-sex spouse. In 2013, the U.S. Supreme Court ruled that section 3 of the Defense of Marriage Act is unconstitutional; therefore same-sex marriages that are recognized under state law are now also recognized under federal law. The Treasury Department and the IRS have announced that spousal status will be determined based on the marriage laws of the state or country in which the marriage was celebrated, regardless of the marriage laws of the state in which an individual resides. Some uncertainty remains, however, and you should consult with a qualified tax professional for further information.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult an estate planning adviser for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

American Taxpayer Relief Act of 2012

The American Taxpayer Relief Act of 2012 (ATRA) permanently extended the laws governing estate taxes, gift taxes and generation skipping transfer taxes that were put in place by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (TRA 2010), with one notable exception - the top estate tax, gift tax and generation skipping tax rate increases from 35% to 40%.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax adviser for more information.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Puerto Rico Tax Provisions

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended and Section 1031.01 of the 2011 Internal Revenue Code for a New Puerto Rico, as amended (collectively the “Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code. See the applicable text of this Prospectus under the heading “U.S. Federal Income Tax Provisions” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S.

income tax withholding and reporting. Under “TAX PROVISIONS,” see “Pre-Distribution Taxation of Contracts,” “Distributions and Withdrawals from Non-Qualified Contracts,” “Withholding” and “Non-Qualified Contracts.” You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

Cyber-Security

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the Funds, intermediaries and other affiliated or third party service providers may adversely affect us and your Account Value. For instance, cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber-security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 96 Worcester Street, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Participant or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.50% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Contracts or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2012, 2013, and 2014, $721,780, $3,090,403, and $2,979,641, respectively, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Contracts described in this Prospectus.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits. In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (www.sec.gov).

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the State of Delaware and the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company legislation protects the Company’s ability to pay all guaranteed contract benefits, including any optional living benefits and death benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect the Company’s obligation to pay guaranteed contract benefits, including any optional living benefits and death benefits. If an assessment were so large as to affect the Company’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow the Company to pay guaranteed contract benefits.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, Delaware Life Insurance Company believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account options and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2014 are also included in the SAI.

APPENDIX A - GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT QUARTER: A three-month period, with the first Account Quarter beginning on your Issue Date.

ACCOUNT VALUE: The Variable Account Value, if any, plus the Fixed Account Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Covered Person and all Owners are still alive) during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in “Calculating the Death Benefit.”

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant. The Annuitant becomes the Payee on the Annuity Commencement Date.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the “designated beneficiary” for purposes of Section 72(s) of the Code in the event of the Participant’s death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant on or after the Annuity Commencement Date.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY (“WE”, “US”): Delaware Life Insurance Company.

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. The Participant/Owner is the Covered Person unless there is a non-natural Owner, such as a trust, in which case the Annuitant is the Covered Person.

DCA PERIOD: The period for which a Guaranteed Interest Rate is credited.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person’s death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DESIGNATED FUNDS: The limited investment options you can choose if you are participating in a living benefit.

DUE PROOF OF DEATH: Receipt by the Company of (1) an original certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and (2) any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GOOD ORDER: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Contract, a fund transfer request, or a death benefit claim must be in good order.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEED INTEREST RATE: The rate of interest we credit on an annual effective basis.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the “Date of Coverage” in the Contract.

MAXIMUM ANNUITY COMMENCEMENT DATE: The first day of the month following the youngest Annuitant’s 95th birthday.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater than, less than, or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The Business Day your Application is received by the Company at its Service Address. The ages of all Owners and Annuitants on the Open Date determines your eligibility for purchasing a Contract and for electing the optional death benefit and an optional living benefit.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes (1) an Annuitant or (2) a Beneficiary who becomes entitled to benefits upon the death of the Participant or upon the death of the Annuitant on or after the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SERVICE ADDRESS: P.O. Box 9133, Wellesley Hills, MA 02481 or such other address as we may hereafter specify to you by written notice.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full withdrawal (or surrender) of your Contract. The amount equals: (i) your Account Value at the end of the Valuation Period during which we receive your surrender request; minus (ii) any Account Fee applicable for the Account Year in which the surrender is made and minus any applicable withdrawal charge.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms “you” and “your” refer to “Owner,” “Participant,” and/or “Covered Person” as those terms are identified in the Contract.

*	You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B - WITHDRAWAL CHARGE CALCULATIONS

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

	Account Year	Hypothetical Account Value	Annual Earnings	Cumulative Annual Earnings	Free Withdrawal Amount	Purchase Payment Amount Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	$41,000	$1,000	$1,000	$6,000	$35,000	8.00%	$2,800
	2	$45,100	$4,100	$5,100	$6,000	$39,100	8.00%	$3,128
	3	$49,600	$4,500	$9,600	$9,600	$40,000	7.00%	$2,800
(b)	4	$52,100	$2,500	$12,100	$12,100	$40,000	6.00%	$2,400
	5	$57,300	$5,200	$17,300	$17,300	$40,000	5.00%	$2,000
	6	$63,000	$5,700	$23,000	$23,000	$40,000	4.00%	$1,600
	7	$66,200	$3,200	$26,200	$26,200	$40,000	3.00%	$1,200
(c)	8	$72,800	$6,600	$32,800	$32,800	$0	0.00%	$0

(a)	The free withdrawal amount in any year is equal to the greater of (1) the Contract’s earnings, minus all withdrawals previously taken that were not subject to withdrawal charges, and (2) 15% of any Purchase Payments made in the last seven Account Years minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges. In Account Year 1, the free withdrawal amount is $6,000, which equals 15% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $35,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $6,000.

(b)	In Account Year 4, the free withdrawal amount is $12,100, which equals the Contract’s cumulative earnings to date. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.

(c)	In Account Year 8, the free withdrawal amount is $32,800, which equals the Contract’s cumulative earnings to date. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the Purchase Payment amount subject to withdrawal charge equals $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of four partial withdrawals made during the fourth Account Year of $4,000, $9,000, $12,000, and $20,000.

Account Year	Hypothetical Account Value Before Withdrawal	Earnings	Cumulative Earnings	Amount of Withdrawal	Remaining Free Withdrawal Amount After Withdrawal	Amount of Withdrawal Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount	Hypothetical Account Value After Withdrawal
1	$41,000	$1,000	$1,000	$0	$6,000	$0	8.00%	$0	$41,000
2	$45,100	$4,100	$5,100	$0	$6,000	$0	8.00%	$0	$45,100
3	$49,600	$4,500	$9,600	$0	$9,600	$0	7.00%	$0	$49,600
(a) 4	$50,100	$500	$10,100	$4,000	$6,100	$0	6.00%	$0	$46,100
(b) 4	$46,900	$800	$10,900	$9,000	$0	$2,100	6.00%	$126	$37,900
(c) 4	$38,500	$600	$11,500	$12,000	$0	$11,400	6.00%	$684	$26,500
(d) 4	$26,900	$400	$11,900	$20,000	$0	$19,600	6.00%	$1,176	$6,900

(a)	In Account Year 4, the free withdrawal amount is $10,100, which equals the Contract’s cumulative earnings to date. The partial withdrawal amount of $4,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)	Since a partial withdrawal of $4,000 was taken, the remaining free withdrawal amount in Account Year 4 is $10,900 - $4,000 = $6,900. Therefore, $6,900 of the $9,000 withdrawal is not subject to a withdrawal charge, and $2,100 is subject to a withdrawal charge. Of the $13,000 withdrawn to date, $10,900 has been from the free withdrawal amount and $2,100 has been from Purchase Payments.

(c)	Since $10,900 of the two prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $11,500 - $10,900 = $600. Therefore, $600 of the $12,000 withdrawal is not subject to a withdrawal charge, and $11,400 is subject to a withdrawal charge. Of the $25,000 withdrawn to date, $11,500 has been from the free withdrawal amount and $13,500 has been from Purchase Payments.

(d)	Since $11,500 of the three prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $11,900 - $11,500 = $400. Therefore, $400 of the $20,000 withdrawal is not subject to a withdrawal charge, and $19,600 is subject to a withdrawal charge. Of the $45,000 withdrawn to date, $11,900 has been from the free withdrawal amount and $33,100 has been from Purchase Payments. Note that if the $6,900 hypothetical Account Value after withdrawal was withdrawn, it would all be from Purchase Payments and subject to a withdrawal charge. The withdrawal charge would be 6% of $6,900, which equals $414. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full withdrawal in Account Year 4 in the example above.

APPENDIX C - CALCULATION OF FREE WITHDRAWAL AMOUNT

For the first Account Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments made. For all other Account Years, the free withdrawal amount is equal to the greater of:

#1 - Contract earnings minus all withdrawals previously taken that were not subject to withdrawal charges, or

#2 - 15% of the amount of all Purchase Payments made in the last seven Account Years (including the current Account Year), minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges.

For the below example, assume an initial Purchase Payment of $100,000 is made on the Issue Date.

Account Year	Purchase Payments	Hypothetical Account Value before Withdrawal	Contract Earnings (#1 Above)	15% of Purchase Payments (#2 Above)	Free Amount before Withdrawal	Amount of Withdrawals	Remaining Free Withdrawal Amount After Withdrawal	Hypothetical Account Value after Withdrawal
1	$100,000	$101,000	$1,000	$15,000	$15,000	$0	$15,000	$101,000
2	$0	$101,000	$1,000	$15,000	$15,000	$0	$15,000	$101,000
3	$0	$109,000	$9,000	$15,000	$15,000	$0	$15,000	$109,000
(a) 4	$0	$117,000	$17,000	$15,000	$17,000	$17,000	$0	$100,000
(b) 4	$40,000	$141,000	$1,000	$4,000	$4,000	$0	$4,000	$141,000
5	$0	$142,000	$2,000	$21,000	$21,000	$0	$21,000	$142,000
6	$0	$135,000	$0	$21,000	$21,000	$0	$21,000	$135,000
7	$0	$140,000	$0	$21,000	$21,000	$0	$21,000	$140,000
(c) 8	$0	$143,000	$3,000	$6,000	$6,000	$0	$6,000	$143,000
(d) 8	$20,000	$165,000	$5,000	$9,000	$9,000	$0	$9,000	$165,000
(e) 8	$0	$159,000	$0	$9,000	$9,000	$9,000	$0	$150,000

(a)	In Account Year 4, a request for the entire free withdrawal amount is made. The Contract earnings of $17,000 are greater than 15% of all Purchase Payments made in the last seven Account Years (15% x $100,000 = $15,000) and as such $17,000 is withdrawn from the Account.

(b)	Later in Account Year 4, an additional Purchase Payment of $40,000 is made and the free withdrawal amount is immediately recalculated. Because 15% of all Purchase Payments made in the last seven Account Years (15% of $140,000) exceeds Contract earnings in Account Year 4 ($1,000), the new free withdrawal amount is $4,000 ([0.15% x $140,000] - $17,000).

(c)	In Account Year 8, the free withdrawal amount is $6,000 which represents 15% of Purchase Payments made in the last seven Account Years. (Purchase Payments made in the last seven Account Years would include the $40,000 in Account Year 4, but would not include the $100,000 initial Purchase Payment because that Payment was made more than seven Account Years ago.) The $6,000 is greater than the Contract earnings of $3,000.

(d)	Later in Account Year 8, an additional Purchase Payment of $20,000 is made and the free withdrawal amount is immediately recalculated. The new free withdrawal amount is $9,000 (0.15 x [$40,000 + $20,000]), which exceeds Contract earnings in Account Year 8 ($5,000).

(e)	Subsequently, in Account Year 8, a withdrawal of $9,000 is taken which reduces the free withdrawal amount to $0.

APPENDIX D - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed on the cover page of the prospectus.

If you purchased your Contract before October 31, 2011, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds

Columbia Variable Portfolio - Marsico 21st Century Fund, Class 2

Franklin Mutual Shares VIP Fund, Class 2

Oppenheimer Capital Appreciation Fund/VA, Service Shares

Small-Cap Equity Fund

Franklin Small Cap Value VIP Fund, Class 2

International/Global Equity Funds

AB International Growth Portfolio, Class B

Columbia Variable Portfolio - International Opportunities Fund, Class 21

Templeton Growth VIP Fund, Class 2

Specialty Sector Commodity Fund

PIMCO CommodityRealReturn® Strategy Portfolio, Administrative Class

Asset Allocation Fund

Franklin Income VIP Fund, Class 2

Target Date Funds

Fidelity® Freedom 2015 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)

Fidelity® Freedom 2020 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)

Intermediate-Term Bond Fund

MFS® Corporate Bond Portfolio, Service Class2

Multi-Sector Bond Fund

Franklin Strategic Income VIP Fund, Class 2

Emerging Markets Bond Fund

PIMCO Emerging Markets Bond Portfolio, Administrative Class

[1]	Formerly known as Columbia Variable Portfolio - Marsico International Opportunities Fund.

[2]	Formerly known as MFS® Bond Portfolio.

AllianceBernstein L.P. advises the AB Portfolio. Columbia Management Investment Advisers, LLC, advises the Columbia Variable Portfolios (Columbia Variable Portfolio - Marsico 21st Century Fund sub-advised by Marsico Capital Management, LLC). Franklin Advisers, Inc. advises Franklin Income VIP Fund and Franklin Strategic Income VIP Fund. Franklin Advisory Services, LLC advises Franklin Small Cap Value VIP Fund. Franklin Mutual Advisers LLC advises Franklin Mutual Shares VIP Fund. Massachusetts Financial Services Company advises the MFS® Portfolio. Pacific Investment Management Company LLC advises the PIMCO Portfolios. OFI Global Asset Management, Inc. advises the Oppenheimer Fund (sub-advised by OppenheimerFunds, Inc.). Strategic Advisers, Inc. advises the Fidelity® VIP Freedom Portfolios. Templeton Global Advisors Limited advises Templeton Growth VIP Fund.

APPENDIX E - OPTIONAL LIVING BENEFIT EXAMPLES

Example: How the Living Benefits work

Assume for the examples below that you are age 63 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate with single-life coverage. (If you selected joint-life coverage, then the numbers shown in the example could be different). Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your Coverage Date is your Issue Date. At any time, you can begin to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. (For convenience, assume that the investment performance of your underlying investments equals or offsets all Contract expenses. Therefore, your Account Value remains constant throughout the life of your Contract, except for Account Years 2 and 5.)

A. How SIR III works.

Your Annual Withdrawal Amount is set equal to 4% of your Withdrawal Benefit Base, or $4,000. Your Withdrawal Benefit Base will increase by 7% of your Bonus Base each Account Year in which you do not take a withdrawal during the Bonus Period. By deferring withdrawals during the Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount.

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. At this time we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Additionally, because you have crossed into another age tier (from age 63 to age 65), your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$4,000	$0
2	$100,000	$107,000	$100,000	$4,280	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal in Account Year 4. We set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can withdraw up to $6,688 in Account Year 4 without reducing your Withdrawal Benefit Base.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$133,750	$125,000	$6,688	$6,688
5	$118,312	$133,750	$125,000	$6,688	$6,688

Assume that, because of good investment performance of the Designated Funds during Account Year 5, your Account Value has grown to $170,000 on your fifth Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base. We will step up your Withdrawal Benefit Base to $170,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $8,500. Going forward, your new Bonus Base will be $170,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your Bonus Period will now end on your 15th Account Anniversary

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
6	$170,000	$170,000	$170,000	$8,500	$8,500
7	$161,500	$170,000	$170,000	$8,500	$8,500
8	$153,000	$170,000	$170,000	$8,500	$8,500

Assume in Account Year 9, you don’t take a withdrawal. Your Withdrawal Benefit Base will increase by $11,900, which is 7% of your Bonus Base ($170,000). Your new Annual Withdrawal Amount will be set equal to $9,095, which is 5% of your new Withdrawal Benefit Base ($181,900), as shown below:

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$144,500	$170,000	$170,000	$8,500	$0
10	$144,500	$181,900	$170,000	$9,095	$9,095
11	$135,405	$181,900	$170,000	$9,095	$9,095
12	$126,310	$181,900	$170,000	$9,095	$9,095
13	$117,215	$181,900	$170,000	$9,095	$9,095
14	$108,120	$181,900	$170,000	$9,095	$9,095
15	$99,025	$181,900	$170,000	$9,095	$9,095

B. How SIM works.

Your Annual Withdrawal Amount is set equal to 4% of your Withdrawal Benefit Base, or $4,000. Your Withdrawal Benefit Base will increase by 8% of your Bonus Base each Account Year in which you do not take a withdrawal during the Bonus Period. By deferring withdrawals during the Bonus Period, you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount.

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. At this time we will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000. Additionally, because you have crossed into another age tier (from age 63 to age 65), your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by a One Time Access Withdrawal. Your Bonus Period will end on your 10th Account Anniversary (i.e., ten years after the Issue Date) or the first withdrawal that is not a One-Time Access Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$4,000	$0
2	$100,000	$108,000	$100,000	$4,320	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal in Account Year 4. We set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. In Account Year 4, your Withdrawal Benefit Base (including the Bonus) equals $135,000, and you can withdraw up to $6,750 (5% of $135,000) in Account Year 4 without reducing your Withdrawal Benefit Base. Because your first withdrawal was not a One-Time Access Withdrawal, your Bonus Period ends.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$135,000	N/A	$6,750	$6,750
5	$118,250	$135,000	N/A	$6,750	$6,750

Assume that, because of good investment performance of the Designated Funds during Account Year 5, your Account Value has grown to $170,000 on your fifth Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base. We will step up your Withdrawal Benefit Base to $170,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $8,500.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
6	$170,000	$170,000	N/A	$8,500	$8,500
7	$161,500	$170,000	N/A	$8,500	$8,500
8	$153,000	$170,000	N/A	$8,500	$8,500

Assume in Account Year 9, you don’t take a withdrawal. Your Withdrawal Benefit Base will not increase by a Bonus because the Bonus Period ended when the first withdrawal (other than the One-Time Access Withdrawal) was taken.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$144,500	$170,000	N/A	$8,500	$0
10	$144,500	$170,000	N/A	$8,500	$8,500
11	$136,000	$170,000	N/A	$8,500	$8,500
12	$127,500	$170,000	N/A	$8,500	$8,500
13	$119,000	$170,000	N/A	$8,500	$8,500
14	$110,500	$170,000	N/A	$8,500	$8,500
15	$102,000	$170,000	N/A	$8,500	$8,500

C. How SIM Plus works.

Your Annual Withdrawal Amount is set equal to 3% of your Withdrawal Benefit Base, or $3,000. Your Withdrawal Benefit Base will increase by 8% of your Bonus Base each Account Year in which you do not take a withdrawal during the Bonus Period. By deferring your withdrawals during the Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount.

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. At this time we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Additionally, because you have crossed into another age tier (from age 63 to age 65), your new Annual Withdrawal Amount will be 4% of your new Withdrawal Benefit Base, or $5,000. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by a One Time Access Withdrawal. Your Bonus Period will end on your 10th Account Anniversary (i.e., ten years after the Issue Date) or the first withdrawal that is not a One-Time Access Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$3,000	$0
2	$100,000	$108,000	$100,000	$3,240	$0
3	$125,000	$125,000	$125,000	$5,000	$0

Assume you take your first withdrawal in Account Year 4. We set your Lifetime Withdrawal Percentage at 4%. Your Annual Withdrawal Amount will be equal to 4% of your Withdrawal Benefit Base. In Account Year 4, your Withdrawal Benefit Base (including the Bonus) equals $135,000, and you can withdraw up to $5,400 (4% of $135,000) in Account Year 4 without reducing your Withdrawal Benefit Base. The Withdrawal Benefit Base will increase each year following the initial withdrawal by the 2.5% Plus Factor, as long as no Excess Withdrawals are taken during the Account Year. Because your first withdrawal was not a One-Time Access Withdrawal, your Bonus Period ends.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$135,000	N/A	$5,400	$5,400
5	$119,600	$138,375	N/A	$5,535	$5,535

Assume that, because of good investment performance of the Designated Funds during Account Year 5, your Account Value has grown to $170,000 on your fifth Account Anniversary. Therefore your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base. We will step up your Withdrawal Benefit Base to $170,000. Your new Annual Withdrawal Amount will be 4% of your new Withdrawal Benefit Base, or $6,800.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
6	$170,000	$170,000	N/A	$6,800	$6,800
7	$163,200	$174,250	N/A	$6,970	$6,970
8	$156,230	$178,606	N/A	$7,144	$7,144

Assume in Account Year 9, you don’t take a withdrawal. Your Withdrawal Benefit Base will not increase by a Bonus because the Bonus Period ended when the first withdrawal (other than the One-Time Access Withdrawal) was taken. However, the Withdrawal Benefit Base will increase by 2.5% as a result of the Plus Factor.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$149,086	$183,071	N/A	$7,323	$0
10	$149,086	$187,648	N/A	$7,506	$7,506
11	$141,580	$192,339	N/A	$7,694	$7,694
12	$133,886	$197,148	N/A	$7,886	$7,886
13	$126,000	$202,077	N/A	$8,083	$8,083
14	$117,917	$207,129	N/A	$8,285	$8,285
15	$109,632	$212,307	N/A	$8,492	$8,492

Example: 200% Benefit Enhancement (SIM & SIM Plus only)

Assume a client, age 62, purchased a contract on January 1, 2010 with an initial Purchase Payment of $100,000. On January 1, 2020 (the later of the 10th Account Anniversary or the Account Anniversary following age 70), if no withdrawals have been taken and the then current Withdrawal Benefit Base equals $180,000, the Withdrawal Benefit Base will be increased to $200,000 (200% of the initial Purchase Payment). If on January 1, 2020, your current Withdrawal Benefit Base is greater than $200,000 due to a prior step-up, then the 200% Benefit Enhancement would not be applied.

Assume a client, age 55, purchased a contract on January 1, 2010 with an initial Purchase Payment of $100,000. On January 1, 2025 (the later of the 10th Account Anniversary or the Account Anniversary following age 70), if no withdrawals have been taken and the then current Withdrawal Benefit Base equals $180,000, the Withdrawal Benefit Base will be increased to $200,000.

Assume a client, age 62, purchased a contract on January 1, 2010 with an initial Purchase Payment of $100,000. A subsequent purchase payment of $50,000 is made on June 1, 2018. On January 1, 2020 (the later of the 10th Account Anniversary or the Account Anniversary following age 70), if no withdrawals have been taken and the then current Withdrawal Benefit Base equals $238,000, the Withdrawal Benefit Base will be increased to $250,000 (200% of the initial Purchase Payment, plus 100% of additional Purchase Payments made after the first Account Anniversary).

Example: One-Time Access Withdrawal (SIM and SIM Plus only)

You may take the One-Time Access Withdrawal before you begin receiving your Annual Withdrawal Amount. The One-Time Access Withdrawal will not end the 200% Benefit Enhancement or the Bonus Period. However, the One-Time Access Withdrawal will cause the Bonus for that Account Year to be forfeited. As a result of the One-Time Access Withdrawal, your Withdrawal Benefit Base, Bonus Base and your 200% Benefit Enhancement will be reduced using the following formulas:

Your new Bonus Base	=	BB x	(	AV - WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Your new 200% Benefit Enhancement	=	BE x	(	AV - WD	)
AV

Where:

	BB	=	Your Bonus Base immediately prior to the One-Time Access Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the One-Time Access Withdrawal.

	BE	=	Your 200% Benefit Enhancement immediately prior to the One-Time Access Withdrawal.

	WD	=	The amount of the One-Time Access Withdrawal.

	AV	=	Your Account Value immediately prior to the One-Time Access Withdrawal.

Assume your Contract is issued with an initial Purchase Payment of $100,000, and that you elected to participate with single-life coverage. Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 8% of your Bonus Base each year in which you do not take a withdrawal during the Bonus Period. Assume your Coverage Date will start in your 5th Account Anniversary (the first Account Anniversary after you reach age 59). If you notify us, the first withdrawal you take after the Coverage Date may be considered the One-Time Access Withdrawal.

Assume that because of good investment performance of the Designated Funds during Account Year 2 your Account Value has grown to $125,000 on your second Account Anniversary. Therefore your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. We will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000.

Assume that, in your Account Year 7, you need to take $10,000 and you notify us of your intention to make this withdrawal your One-Time Access Withdrawal.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Withdrawals
1	$100,000	$100,000	$100,000	$0
2	$100,000	$108,000	$100,000	$0
3	$125,000	$125,000	$125,000	$0
4	$125,000	$135,000	$125,000	$0
5	$125,000	$145,000	$125,000	$0
6	$125,000	$155,000	$125,000	$0
7	$125,000	$165,000	$125,000	$10,000

At this point, your Bonus Base, your Withdrawal Benefit Base and your 200% Benefit Enhancement will be recalculated as follows:

Your new Bonus Base	=	$125,000	x	$125,000 - $10,000

				$125,000

	=	$115,000

Your new Withdrawal Benefit Base	=	$165,000	x	$125,000 - $10,000

				$125,000

	=	$151,800

Your new 200% Benefit Enhancement	=	$200,000	x	$125,000 - $10,000

				$125,000

	=	$184,000

Example: Early Withdrawals

Any withdrawal (other than the One-Time Access Withdrawal applicable to SIM and SIM Plus) taken before your Coverage Date will be considered an Early Withdrawal. Your Bonus Base (applicable to SIR III only) and Withdrawal Benefit Base will be reduced using the following formulas:

Your new Bonus Base	=	BB x	(	AV - WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Where:

	BB	=	Your Bonus Base immediately prior to the Early Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Assume that you are age 50 when your Contract is issued with an initial Purchase Payment of $100,000, and that you elected to participate with single-life coverage. Your Withdrawal Benefit Base and your Bonus Base are each set to equal your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by a percentage of your Bonus Base each year in which you do not take a withdrawal. Your Coverage Date will be the first Account Anniversary after you attain the age of 59. (Please note that with SIM and SIM Plus, the first Early Withdrawal taken will be considered the One-Time Access Withdrawal. Also note that the Bonus Period will end on SIM and SIM Plus if a second Early Withdrawal is taken.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2 your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of the Withdrawal Benefit Base and Bonus Base. We will step up your Withdrawal Benefit Base and Bonus Base to $125,000. Assume that, in your Account Year 3, you withdraw $10,000. Because you are age 53 (and younger than age 59), this is an Early Withdrawal.

At this point, your Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new Bonus Base	=	$125,000	x	$125,000 - $10,000
(SIR III only)				$125,000
	=	115,000

Your new Withdrawal Benefit Base	=	$125,000	x	$125,000 - $10,000
				$125,000
	=	115,000

Your Annual Withdrawal Amount will still be $0 because you have not reached your Coverage Date. For SIM and SIM Plus, any withdrawal other than the One-Time Access Withdrawal will end the Bonus Period and forfeit the 200% Benefit Enhancement.

Example: Excess Withdrawals

If you take an Excess Withdrawal that is not your One-Time Access Withdrawal, (applicable to SIM and SIM Plus only) your Withdrawal Benefit Base and Bonus Base (applicable to SIR III only) will be reduced according to the following formulas:

Your new Bonus Base	=	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Where:

	BB	=	Your Bonus Base immediately prior to the Excess Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

	AWA	=	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Assume that you invested $65,000 and, due to recent positive market performance, your Account Value in Account Year 5 is $100,000. Your Withdrawal Benefit Base and Bonus Base have stepped up to 100,000, your Lifetime Withdrawal Percentage is 5%, and thus your Annual Withdrawal Amount is $5,000. During this Account Year you make two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $96,000 but does not affect your Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $5,000 Annual Withdrawal Amount. After your second withdrawal, your Withdrawal Benefit Base will be reduced as follows:

Your new Bonus Base	=	$100,000	x	$96,000 - $6,000

				$96,000 - ($5,000 - $4,000)

	=	$94,737

Your new Withdrawal Benefit Base	=	$100,000	x	$96,000 - $6,000

				$96,000 - ($5,000 - $4,000)

	=	$94,737

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be $4,737 (5% of $94,737). For SIM and SIM Plus, any withdrawal other than the One-Time Access Withdrawal will end the Bonus Period and forfeit the 200% Benefit Enhancement.

You should be aware that, if your Account Value minus your Annual Withdrawal Amount is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce your benefit.

Example: Account Value goes to zero before the Coverage Date

Assume for the next two examples (A and B) below that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the SIR III living benefit with single-life coverage. (If you selected joint-life coverage or a different optional living benefit, the numbers shown in the example could be different; however, the concept is the same).

Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you have not reached age 59 prior to your Issue Date, your Coverage Date is the anniversary following your 59th birthday. You may begin to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base starting on the Coverage Date.

A. Early Withdrawal causes Account Value to go to zero before the Coverage Date.

Assume that because of the investment performance of the Designated Funds your Account Value remains constant. During Account Year 4 you decide to take an Early Withdrawal equal to the full Account Value.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$100,000	$107,000	$100,000	$0	$0
3	$100,000	$114,000	$100,000	$0	$0
4	$100,000	$121,000	$100,000	$0	$100,000
5	$0	$0	$0	$0	$0

Since your withdrawal was for the full Account Value, your Contract, including the Living Benefit, will end and you will not be eligible to receive your Annual Withdrawal Amount.

B. Poor performance, Contract fees and charges cause Account Value to go to zero before the Coverage Date.

Assume that, over the course of the first 10 years of the Contract, the investment performance of the Designated Funds is such that the Account Value goes to zero due to the combination of poor investment performance, contract fees and charges. You did not take any withdrawals to cause the Account Value to go to zero.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$85,000	$107,000	$100,000	$0	$0
3	$65,000	$114,000	$100,000	$0	$0
4	$55,000	$121,000	$100,000	$0	$0
5	$45,000	$128,000	$100,000	$0	$0
6	$35,000	$135,000	$100,000	$0	$0
7	$25,000	$142,000	$100,000	$0	$0
8	$15,000	$149,000	$100,000	$0	$0
9	$8,000	$156,000	$100,000	$0	$0
10	$400	$163,000	$100,000	$0	$0
11	$0	$0	$0	$0	$0

Since your Account Value went to zero before the Coverage Date, your Contract, including the Living Benefit, will end and you will not be eligible to receive your Annual Withdrawal Amount.

Examples: Account Value goes to zero after the Coverage Date

Assume for the next two examples (A and B) below that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the SIR III living benefit with single-life coverage. (If you selected joint-life coverage or a different optional living benefit, the numbers shown in the example could be different; however, the concept is the same).

A. Excess Withdrawal combined with poor performance, Contract fees and charges cause Account Value to go to zero after the Coverage Date.

Assume that, over the course of the first 9 years of the Contract, the investment performance of the Designated Funds is such that the Account Value increases by $1,000 per year. During Account Year 9, you decide to take an Excess Withdrawal for less than the full Account Value. Your Withdrawal Benefit Base and Bonus Base will both reduce proportionately; your Annual Withdrawal Amount will be 5% of the new Withdrawal Benefit Base. Suppose, due to poor investment performance after the Excess Withdrawal, the Account Value goes to zero during Account Year 12. Then your Annual Withdrawal Amount available in Account Year 13 will continue to be paid for the rest of your life.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$101,000	$107,000	$100,000	$5,350	$0
3	$102,000	$114,000	$100,000	$5,700	$0
4	$103,000	$121,000	$100,000	$6,050	$0
5	$104,000	$128,000	$100,000	$6,400	$0
6	$105,000	$135,000	$100,000	$6,750	$0
7	$106,000	$142,000	$100,000	$7,100	$0
8	$107,000	$149,000	$100,000	$7,450	$0
9	$108,000	$156,000	$100,000	$7,800	$50,000
10	$58,000	$90,299	$57,884	$4,515	$4,515
11	$25,000	$90,299	N/A	$4,515	$4,515
12	$5,000	$90,299	N/A	$4,515	$4,515
For Life	$0	$90,299	N/A	$4,515	$4,515

B. Poor performance, Contract fees and charges cause Account Value to go to zero after the Coverage Date.

Assume that, over the course of the first 10 years of the Contract, the investment performance of the Designated Funds is such that the Account Value goes to zero due to the combination of poor investment performance, contract fees and charges. You did not take any withdrawals to cause the Account Value to go to zero.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$85,000	$107,000	$100,000	$5,350	$0
3	$65,000	$114,000	$100,000	$5,700	$0
4	$55,000	$121,000	$100,000	$6,050	$0
5	$45,000	$128,000	$100,000	$6,400	$0
6	$35,000	$135,000	$100,000	$6,400	$0
7	$25,000	$142,000	$100,000	$7,100	$0
8	$15,000	$149,000	$100,000	$7,450	$0
9	$8,000	$156,000	$100,000	$7,800	$0
10	$400	$163,000	$100,000	$8,150	$0
11	$0	$170,000	N/A	$8,500	$8,500
For Life	$0	$170,000	N/A	$8,500	$8,500

Because your Account Value was reduced to zero during Account Year 11, we will pay the Annual Withdrawal Amount for the rest of your life. All other Contract features, benefits, and guarantees will terminate.

C. Excess Withdrawal causes Account Value to go to zero after the Coverage Date.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$80,000	$107,000	$100,000	$5,350	$0
3	$60,000	$114,000	$100,000	$5,700	$60,000
4	$0	$0	$0	$0	$0

Your Contract and all benefits end because you took an Excess Withdrawal that causes your Account Value to go to zero.

APPENDIX F - BUILD YOUR OWN PORTFOLIO

This Appendix sets forth the Funds and percentage limits that constitute the “build your own portfolio” program. This program is more fully described under “BUILD YOUR OWN PORTFOLIO” in the Prospectus. Briefly, if you comply with this program, the portfolio you build will satisfy the Designated Funds requirement under certain optional living benefits. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the Living Benefit will be cancelled.

For Contracts purchased with Income Maximizer or Income Maximizer Plus, the Funds available in each asset class and the percentage range assigned to each asset class under the Build Your Own Portfolio investment option are as follows:

Balanced Funds

0% to 60%

AB Balanced Wealth Strategy Portfolio

AB Dynamic Asset Allocation Portfolio

BlackRock Global Allocation V.I. Fund

Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)

Invesco V.I. Equity and Income Fund

MFS® Conservative Allocation Portfolio

MFS® Global Tactical Allocation Portfolio

MFS® Moderate Allocation Portfolio

MFS® Total Return Series

PIMCO All Asset Portfolio

PIMCO Global Multi-Asset Managed Allocation Portfolio

Putnam VT Absolute Return 500 Fund

Fixed Income Funds

40% to 100%

JPMorgan Insurance Trust Core Bond Portfolio

MFS® Government Securities Portfolio

MFS® Inflation-Adjusted Bond Portfolio

MFS® Limited Maturity Portfolio

MFS® Money Market Portfolio

MFS® Total Return Bond Series

Wells Fargo Variable Trust - VT Total Return Bond Fund

For Contracts purchased on or after October 31, 2011, with Income Riser III, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, then your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the Living Benefit will be cancelled.

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Total Return Bond Series	AB Dynamic Asset Allocation Portfolio	AB Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® Money Market Portfolio	MFS® Global Tactical Allocation Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Lord Abbett Series Fund - Growth Opportunities Portfolio	MFS® Global Real Estate Portfolio
MFS® Limited Maturity Portfolio	MFS® Moderate Allocation Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	MFS® International Value Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® Inflation- Adjusted Bond Portfolio	MFS® Conservative Allocation Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Series	MFS® Research International Portfolio	MFS® Emerging Markets Equity Portfolio
Wells Fargo Variable Trust - VT Total Return Bond Fund	PIMCO All Asset Portfolio	MFS® Growth Allocation Portfolio	MFS® Core Equity Portfolio	First Eagle Overseas Variable Fund	MFS® High Yield Portfolio
JPMorgan Insurance Trust Core Bond Portfolio	Putnam VT Absolute Return 500 Fund	BlackRock Global Allocation V.I. Fund	MFS® Research Series	Oppenheimer Global Fund/VA	Lazard Retirement Emerging Markets Equity Portfolio
			Huntington VA Dividend Capture Fund[1]	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)	Templeton Global Bond VIP Fund
			MFS® Mid Cap Value Portfolio	MFS® International Growth Portfolio
			JPMorgan Insurance Trust U.S. Equity Portfolio	MFS® Growth Series
			Putnam VT Equity Income Fund	Columbia Variable Portfolio - Marsico Growth Fund
Huntington VA Situs Fund[1]
MFS® Mid Cap Growth Series
Universal Institutional Funds Inc. - Mid Cap Growth Portfolio
Invesco V.I. American Value Fund
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AB Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO EqS Pathfinder Portfolio
Universal Institutional Funds Inc. - Growth Portfolio
[1]	Only available if you purchased your Contract through a Huntington Bank representative.

For Contracts purchased prior to October 31, 2011, with Income Riser III, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, then your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the Living Benefit will be cancelled.

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Total Return Bond Series	AB Dynamic Asset Allocation Portfolio	AB Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® Corporate Bond Portfolio	MFS® Global Tactical Allocation Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Oppenheimer Capital Appreciation Fund/VA	MFS® Global Real Estate Portfolio
JPMorgan Insurance Trust Core Bond Portfolio	MFS® Moderate Allocation Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® Money Market Portfolio	MFS® Conservative Allocation Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Series	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio
MFS® Limited Maturity Portfolio	PIMCO All Asset Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio
MFS® Inflation- Adjusted Bond Portfolio	Putnam VT Absolute Return 500 Fund	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio
Wells Fargo Variable Trust - VT Total Return Bond Fund		MFS® Growth Allocation Portfolio	Huntington VA Dividend Capture Fund[1]	First Eagle Overseas Variable Fund	Templeton Global Bond VIP Fund
		BlackRock Global Allocation V.I. Fund	MFS® Mid Cap Value Portfolio	Oppenheimer Global Fund/VA
			JPMorgan Insurance Trust U.S. Equity Portfolio	Columbia Variable Portfolio - International Opportunities Fund
			Putnam VT Equity Income Fund	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
MFS® International Growth Portfolio
MFS® Growth Series
Columbia Variable Portfolio - Marsico Growth Fund
Columbia Variable Portfolio - Marsico 21st Century Fund
Huntington VA Situs Fund[1]

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Mid Cap Growth Series
Universal Institutional Funds Inc. - Mid Cap Growth Portfolio
Invesco V.I. American Value Fund
AB International Growth Portfolio
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AB Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO EqS Pathfinder Portfolio
Universal Institutional Funds Inc. - Growth Portfolio
[1]	Only available if you purchased your Contract through a Huntington Bank representative.

APPENDIX G - CONDENSED FINANCIAL INFORMATION

The following information for Masters Choice II should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information. The beginning value for each Accumulation Unit is November 4, 2010, which is the date the Sub-Accounts first became available. Calculated unit values are provided for portfolios with zero accumulated units at year end.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
AllianceBernstein Dynamic Asset Allocation Portfolio Class B	01	2014	11.0786	11.3888	2,414,996
	01	2013	10.0330	11.0786	2,355,480
	01	2012	9.4171	10.0330	1,828,987
	01	2011	10.0000	9.4171	1,470,741
	02	2014	11.0038	11.2833	0
	02	2013	9.9906	11.0038	0
	02	2012	9.4012	9.9906	0
	02	2011	10.0000	9.4012	0
	03	2014	10.9591	11.2203	444,940
	03	2013	9.9652	10.9591	486,903
	03	2012	9.3917	9.9652	396,691
	03	2011	10.0000	9.3917	292,023

AllianceBernstein International Growth Portfolio	01	2014	9.1369	8.8860	41,605
	01	2013	8.1732	9.1369	39,872
	01	2012	7.1901	8.1732	36,522
	01	2011	8.6813	7.1901	39,716
	01	2010	10.0000	8.6813	3,260
	02	2014	9.0031	8.7336	0
	02	2013	8.0739	9.0031	0
	02	2012	7.1209	8.0739	0
	02	2011	8.6196	7.1209	0
	02	2010	10.0000	8.6196	0
	03	2014	8.9235	8.6432	11,052
	03	2013	8.0148	8.9235	12,460
	03	2012	7.0796	8.0148	13,427
	03	2011	8.5826	7.0796	13,353
	03	2010	10.0000	8.5826	0

AllianceBernstein Small/Mid Cap Value Portfolio, Class B	01	2014	16.6515	17.8962	41,572
	01	2013	12.2638	16.6515	31,294
	01	2012	10.4942	12.2638	3,401
	01	2011	10.0000	10.4942	973
	02	2014	16.5553	17.7477	0
	02	2013	12.2239	16.5553	0
	02	2012	10.4868	12.2239	0
	02	2011	10.0000	10.4868	0
	03	2014	16.4977	17.6590	4,475
	03	2013	12.1999	16.4977	5,487
	03	2012	10.4823	12.1999	919
	03	2011	10.0000	10.4823	80

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
AllianceBernstein Balanced Wealth Strategy Portfolio, Class B	01	2014	12.5197	13.2287	570,651
	01	2013	10.9148	12.5197	555,570
	01	2012	9.7596	10.9148	537,953
	01	2011	10.2047	9.7596	515,186
	01	2010	10.0000	10.2047	35,667
	02	2014	12.3364	13.0021	0
	02	2013	10.7824	12.3364	0
	02	2012	9.6657	10.7824	0
	02	2011	10.1322	9.6657	0
	02	2010	10.0000	10.1322	0
	03	2014	12.2275	12.8676	101,685
	03	2013	10.7035	12.2275	79,489
	03	2012	9.6097	10.7035	75,354
	03	2011	10.0889	9.6097	64,189
	03	2010	10.0000	10.0889	4,378

BlackRock Global Allocation V.I. Fund, Class III	01	2014	15.1505	15.2347	4,877,063
	01	2013	13.4228	15.1505	5,145,065
	01	2012	12.3741	13.4228	5,769,861
	01	2011	13.0169	12.3741	5,477,464
	01	2010	10.0000	13.0169	156,617
	02	2014	14.9520	14.9970	0
	02	2013	13.2805	14.9520	0
	02	2012	12.2742	13.2805	0
	02	2011	12.9446	12.2742	0
	02	2010	10.0000	12.9446	0
	03	2014	14.8338	14.8558	824,893
	03	2013	13.1957	14.8338	888,075
	03	2012	12.2146	13.1957	873,338
	03	2011	12.9013	12.2146	811,301
	03	2010	10.0000	12.9013	5,660

Columbia Variable Portfolio Marsico Growth Fund Class 2	01	2014	14.8291	15.9699	47,559
	01	2013	11.1093	14.8291	49,975
	01	2012	10.0631	11.1093	77,047
	01	2011	10.4978	10.0631	73,496
	01	2010	10.0000	10.4978	1,219
	02	2014	14.5744	15.6558	0
	02	2013	10.9461	14.5744	0
	02	2012	9.9406	10.9461	0
	02	2011	10.3963	9.9406	0
	02	2010	10.0000	10.3963	0
	03	2014	14.4233	15.4699	30,141
	03	2013	10.8492	14.4233	32,001
	03	2012	9.8677	10.8492	21,356
	03	2011	10.3358	9.8677	34,901
	03	2010	10.0000	10.3358	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Columbia Variable Portfolio Marsico 21st Century Class 2	01	2014	12.9993	13.9552	39,428
	01	2013	9.2796	12.9993	37,358
	01	2012	8.4658	9.2796	37,323
	01	2011	9.7642	8.4658	39,076
	01	2010	10.0000	9.7642	1,209
	02	2014	12.7759	13.6806	0
	02	2013	9.1433	12.7759	0
	02	2012	8.3627	9.1433	0
	02	2011	9.6698	8.3627	0
	02	2010	10.0000	9.6698	0
	03	2014	12.6434	13.5181	0
	03	2013	9.0623	12.6434	3,401
	03	2012	8.3013	9.0623	3,401
	03	2011	9.6135	8.3013	3,401
	03	2010	10.0000	9.6135	0

Columbia Variable Portfolio Marsico International Opportunities Fund Class 2	01	2014	15.1870	14.2188	4,673
	01	2013	12.7868	15.1870	4,039
	01	2012	11.0208	12.7868	4,427
	01	2011	13.3286	11.0208	6,291
	01	2010	10.0000	13.3286	0
	02	2014	14.8522	13.8701	0
	02	2013	12.5367	14.8522	0
	02	2012	10.8327	12.5367	0
	02	2011	13.1345	10.8327	0
	02	2010	10.0000	13.1345	0
	03	2014	14.6544	13.6645	2,734
	03	2013	12.3886	14.6544	7,592
	03	2012	10.7212	12.3886	8,331
	03	2011	13.0191	10.7212	8,855
	03	2010	10.0000	13.0191	0

Fidelity VIP Balanced Service Class 2	01	2014	14.0111	15.2067	1,146,120
	01	2013	11.9068	14.0111	979,708
	01	2012	10.5126	11.9068	928,726
	01	2011	11.0801	10.5126	858,798
	01	2010	10.0000	11.0801	4,573
	02	2014	13.7704	14.9076	0
	02	2013	11.7320	13.7704	0
	02	2012	10.3847	11.7320	0
	02	2011	10.9730	10.3847	0
	02	2010	10.0000	10.9730	0
	03	2014	13.6276	14.7305	152,811
	03	2013	11.6281	13.6276	171,985
	03	2012	10.3085	11.6281	174,262
	03	2011	10.9091	10.3085	95,917
	03	2010	10.0000	10.9091	23

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Fidelity VIP Contrafund Portfolio Service Class 2	01	2014	14.6070	16.0892	483,087
	01	2013	11.3070	14.6070	510,608
	01	2012	9.8695	11.3070	546,516
	01	2011	10.2908	9.8695	516,849
	01	2010	10.0000	10.2908	8,771
	02	2014	14.3932	15.8135	0
	02	2013	11.1697	14.3932	0
	02	2012	9.7746	11.1697	0
	02	2011	10.2177	9.7746	0
	02	2010	10.0000	10.2177	0
	03	2014	14.2660	15.6499	69,026
	03	2013	11.0880	14.2660	71,299
	03	2012	9.7179	11.0880	84,600
	03	2011	10.1739	9.7179	75,745
	03	2010	10.0000	10.1739	1,082

Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2014	14.6759	15.1227	5,353
	01	2013	13.0378	14.6759	5,852
	01	2012	11.8112	13.0378	4,953
	01	2011	12.0346	11.8112	5,135
	01	2010	10.0000	12.0346	0
	02	2014	14.3747	14.7748	0
	02	2013	12.8027	14.3747	0
	02	2012	11.6278	12.8027	0
	02	2011	11.8778	11.6278	0
	02	2010	10.0000	11.8778	0
	03	2014	14.1966	14.5695	0
	03	2013	12.6633	14.1966	334
	03	2012	11.5189	12.6633	0
	03	2011	11.7845	11.5189	0
	03	2010	10.0000	11.7845	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2014	14.6600	15.1267	28,759
	01	2013	12.8513	14.6600	23,997
	01	2012	11.5221	12.8513	20,958
	01	2011	11.8263	11.5221	21,717
	01	2010	10.0000	11.8263	0
	02	2014	14.3592	14.7787	0
	02	2013	12.6196	14.3592	0
	02	2012	11.3432	12.6196	0
	02	2011	11.6722	11.3432	0
	02	2010	10.0000	11.6722	0
	03	2014	14.1812	14.5733	113
	03	2013	12.4822	14.1812	450
	03	2012	11.2369	12.4822	128
	03	2011	11.5804	11.2369	133
	03	2010	10.0000	11.5804	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Fidelity VIP Mid Cap Service Class 2	01	2014	16.2532	17.0009	285,566
	01	2013	12.1260	16.2532	287,083
	01	2012	10.7302	12.1260	333,448
	01	2011	12.2009	10.7302	338,910
	01	2010	10.0000	12.2009	11,717
	02	2014	15.9740	16.6665	0
	02	2013	11.9479	15.9740	0
	02	2012	10.5996	11.9479	0
	02	2011	12.0830	10.5996	0
	02	2010	10.0000	12.0830	0
	03	2014	15.8084	16.4685	51,321
	03	2013	11.8421	15.8084	59,781
	03	2012	10.5218	11.8421	57,894
	03	2011	12.0126	10.5218	65,863
	03	2010	10.0000	12.0126	0

First Eagle Overseas Variable Fund	01	2014	13.9527	13.5956	1,427,337
	01	2013	12.4891	13.9527	1,514,891
	01	2012	11.0258	12.4891	1,692,836
	01	2011	11.9271	11.0258	1,703,999
	01	2010	10.0000	11.9271	70,067
	02	2014	13.7130	13.3282	0
	02	2013	12.3057	13.7130	0
	02	2012	10.8916	12.3057	0
	02	2011	11.8119	10.8916	0
	02	2010	10.0000	11.8119	0
	03	2014	13.5709	13.1699	237,330
	03	2013	12.1968	13.5709	257,611
	03	2012	10.8117	12.1968	283,397
	03	2011	11.7431	10.8117	291,058
	03	2010	10.0000	11.7431	269

Franklin Income VIP Fund Class 2	01	2014	13.2860	13.7116	408,596
	01	2013	11.8199	13.2860	366,107
	01	2012	10.6367	11.8199	365,753
	01	2011	10.5309	10.6367	361,960
	01	2010	10.0000	10.5309	19,278
	02	2014	13.0578	13.4420	0
	02	2013	11.6464	13.0578	0
	02	2012	10.5073	11.6464	0
	02	2011	10.4291	10.5073	0
	02	2010	10.0000	10.4291	0
	03	2014	12.9224	13.2823	54,895
	03	2013	11.5433	12.9224	55,734
	03	2012	10.4303	11.5433	60,583
	03	2011	10.3684	10.4303	57,416
	03	2010	10.0000	10.3684	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Franklin Income VIP Fund Class 4	01	2014	12.9121	13.3138	105,773
	01	2013	11.4961	12.9121	114,236
	01	2012	10.3537	11.4961	76,347
	01	2011	10.0000	10.3537	38,388
	02	2014	12.8375	13.2034	0
	02	2013	11.4587	12.8375	0
	02	2012	10.3464	11.4587	0
	02	2011	10.0000	10.3464	0
	03	2014	12.7929	13.1374	12,402
	03	2013	11.4362	12.7929	12,763
	03	2012	10.3419	11.4362	13,890
	03	2011	10.0000	10.3419	12,067

Franklin Mutual Shares VIP Fund Class 2	01	2014	21.3191	22.5291	55,269
	01	2013	16.8490	21.3191	57,916
	01	2012	14.9511	16.8490	49,139
	01	2011	15.3149	14.9511	54,674
	01	2010	10.0000	15.3149	2,447
	02	2014	20.7107	21.8308	0
	02	2013	16.4098	20.7107	0
	02	2012	14.5985	16.4098	0
	02	2011	14.9917	14.5985	0
	02	2010	10.0000	14.9917	0
	03	2014	20.3532	21.4212	19,993
	03	2013	16.1510	20.3532	20,133
	03	2012	14.3904	16.1510	18,952
	03	2011	14.8005	14.3904	17,870
	03	2010	10.0000	14.8005	537

Franklin Mutual Shares VIP Fund Class 4	01	2014	15.0119	15.8522	9,172
	01	2013	11.8836	15.0119	6,654
	01	2012	10.5493	11.8836	5,123
	01	2011	10.0000	10.5493	5,100
	02	2014	14.9252	15.7207	0
	02	2013	11.8449	14.9252	0
	02	2012	10.5418	11.8449	0
	02	2011	10.0000	10.5418	0
	03	2014	14.8733	15.6421	0
	03	2013	11.8218	14.8733	0
	03	2012	10.5373	11.8218	0
	03	2011	10.0000	10.5373	47

Franklin Small Cap Value VIP Fund Class 2	01	2014	31.5173	31.2693	46,797
	01	2013	23.4504	31.5173	43,138
	01	2012	20.0806	23.4504	32,018
	01	2011	21.1501	20.0806	33,778
	01	2010	10.0000	21.1501	601
	02	2014	30.6178	30.2999	0
	02	2013	22.8390	30.6178	0
	02	2012	19.6069	22.8390	0
	02	2011	20.7036	19.6069	0
	02	2010	10.0000	20.7036	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2014	30.0893	29.7314	9,446
	03	2013	22.4790	30.0893	9,373
	03	2012	19.3274	22.4790	11,281
	03	2011	20.4396	19.3274	11,762
	03	2010	10.0000	20.4396	0

Franklin Small Cap Value VIP Fund Class 4	01	2014	17.2543	17.1026	24,606
	01	2013	12.8488	17.2543	21,571
	01	2012	11.0136	12.8488	22,605
	01	2011	10.0000	11.0136	20,609
	02	2014	17.1546	16.9607	0
	02	2013	12.8070	17.1546	0
	02	2012	11.0058	12.8070	0
	02	2011	10.0000	11.0058	0
	03	2014	17.0949	16.8760	9,105
	03	2013	12.7820	17.0949	10,060
	03	2012	11.0011	12.7820	11,620
	03	2011	10.0000	11.0011	11,428

Franklin Strategic Income VIP Fund Class 2	01	2014	14.1324	14.2011	128,962
	01	2013	13.8660	14.1324	171,418
	01	2012	12.4669	13.8660	179,812
	01	2011	12.3199	12.4669	179,084
	01	2010	10.0000	12.3199	2,961
	02	2014	13.8897	13.9218	0
	02	2013	13.6625	13.8897	0
	02	2012	12.3153	13.6625	0
	02	2011	12.2009	12.3153	0
	02	2010	10.0000	12.2009	0
	03	2014	13.7457	13.7565	4,106
	03	2013	13.5416	13.7457	3,212
	03	2012	12.2250	13.5416	8,290
	03	2011	12.1299	12.2250	3,500
	03	2010	10.0000	12.1299	0

Franklin Strategic Income VIP Fund Class 4	01	2014	11.3871	11.4302	17,861
	01	2013	11.1886	11.3871	18,024
	01	2012	10.0673	11.1886	20,689
	01	2011	10.0000	10.0673	8,625
	02	2014	11.3213	11.3354	0
	02	2013	11.1522	11.3213	0
	02	2012	10.0601	11.1522	0
	02	2011	10.0000	10.0601	0
	03	2014	11.2819	11.2787	101
	03	2013	11.1304	11.2819	98
	03	2012	10.0558	11.1304	97
	03	2011	10.0000	10.0558	17

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Huntington VA Dividend Capture	01	2014	13.6600	14.8447	22,714
	01	2013	11.5426	13.6600	35,463
	01	2012	10.4977	11.5426	36,096
	01	2011	9.9383	10.4977	37,616
	01	2010	10.0000	9.9383	3,219
	02	2014	13.4521	14.5817	0
	02	2013	11.3958	13.4521	0
	02	2012	10.3907	11.3958	0
	02	2011	9.8618	10.3907	0
	02	2010	10.0000	9.8618	0
	03	2014	13.3285	14.4258	502
	03	2013	11.3084	13.3285	2,728
	03	2012	10.3268	11.3084	3,080
	03	2011	9.8161	10.3268	3,589
	03	2010	10.0000	9.8161	0

Huntington VA International Equity	01	2014	10.1815	9.3724	5,531
	01	2013	8.3973	10.1815	10,293
	01	2012	7.4651	8.3973	13,249
	01	2011	8.5554	7.4651	14,049
	01	2010	10.0000	8.5554	0
	02	2014	10.0265	9.2063	0
	02	2013	8.2905	10.0265	0
	02	2012	7.3889	8.2905	0
	02	2011	8.4896	7.3889	0
	02	2010	10.0000	8.4896	0
	03	2014	9.9344	9.1079	1,319
	03	2013	8.2269	9.9344	6,565
	03	2012	7.3435	8.2269	7,993
	03	2011	8.4503	7.3435	8,368
	03	2010	10.0000	8.4503	0

Huntington VA Situs Fund	01	2014	15.3242	14.8053	24,567
	01	2013	11.7752	15.3242	28,670
	01	2012	9.7345	11.7752	34,931
	01	2011	9.9582	9.7345	41,571
	01	2010	10.0000	9.9582	447
	02	2014	15.0911	14.5431	0
	02	2013	11.6254	15.0911	0
	02	2012	9.6353	11.6254	0
	02	2011	9.8816	9.6353	0
	02	2010	10.0000	9.8816	0
	03	2014	14.9525	14.3876	1,125
	03	2013	11.5363	14.9525	2,954
	03	2012	9.5760	11.5363	3,830
	03	2011	9.8358	9.5760	5,010
	03	2010	10.0000	9.8358	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Invesco V.I. Equity and Income Fund (Series II)	01	2014	14.8511	15.9351	1,512,342
	01	2013	12.0545	14.8511	1,332,077
	01	2012	10.8733	12.0545	950,223
	01	2011	11.1670	10.8733	902,759
	01	2010	10.0000	11.1670	12,116
	02	2014	14.6337	15.6620	0
	02	2013	11.9082	14.6337	0
	02	2012	10.7688	11.9082	0
	02	2011	11.0876	10.7688	0
	02	2010	10.0000	11.0876	0
	03	2014	14.5045	15.5000	186,479
	03	2013	11.8210	14.5045	206,519
	03	2012	10.7063	11.8210	171,148
	03	2011	11.0401	10.7063	154,461
	03	2010	10.0000	11.0401	4,446

Invesco V.I. American Value Fund Series II	01	2014	16.4608	17.7776	80,644
	01	2013	12.4585	16.4608	77,843
	01	2012	10.7878	12.4585	54,522
	01	2011	10.8455	10.7878	54,800
	01	2010	10.0000	10.8455	1,589
	02	2014	16.2197	17.4729	0
	02	2013	12.3072	16.2197	0
	02	2012	10.6840	12.3072	0
	02	2011	10.7684	10.6840	0
	02	2010	10.0000	10.7684	0
	03	2014	16.0765	17.2922	15,529
	03	2013	12.2171	16.0765	12,765
	03	2012	10.6221	12.2171	12,696
	03	2011	10.7223	10.6221	12,231
	03	2010	10.0000	10.7223	0

Invesco V.I. Comstock Fund Series II	01	2014	13.7433	14.7916	99,644
	01	2013	10.2698	13.7433	93,592
	01	2012	8.7543	10.2698	94,997
	01	2011	9.0650	8.7543	81,645
	01	2010	10.0000	9.0650	1,643
	02	2014	13.5072	14.5006	0
	02	2013	10.1190	13.5072	0
	02	2012	8.6478	10.1190	0
	02	2011	8.9774	8.6478	0
	02	2010	10.0000	8.9774	0
	03	2014	13.3671	14.3283	19,547
	03	2013	10.0293	13.3671	19,088
	03	2012	8.5843	10.0293	13,479
	03	2011	8.9251	8.5843	18,579
	03	2010	10.0000	8.9251	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Invesco V.I. International Growth Fund Series II	01	2014	13.6248	13.4530	6,192
	01	2013	11.6337	13.6248	3,789
	01	2012	10.2327	11.6337	746
	01	2011	10.0000	10.2327	767
	02	2014	13.5461	13.3413	0
	02	2013	11.5959	13.5461	0
	02	2012	10.2255	11.5959	0
	02	2011	10.0000	10.2255	0
	03	2014	13.4990	13.2747	2,259
	03	2013	11.5732	13.4990	1,566
	03	2012	10.2211	11.5732	0
	03	2011	10.0000	10.2211	0

JPMorgan Insurance Trust Core Bond Portfolio, Class 2 Shares	01	2014	10.0773	10.4097	485,129
	01	2013	10.3961	10.0773	490,434
	01	2012	10.0308	10.3961	171,523
	01	2011	10.0000	10.0308	37,226
	02	2014	10.0191	10.3233	0
	02	2013	10.3623	10.0191	0
	02	2012	10.0236	10.3623	0
	02	2011	10.0000	10.0236	0
	03	2014	9.9842	10.2717	71,987
	03	2013	10.3420	9.9842	22,860
	03	2012	10.0194	10.3420	17,240
	03	2011	10.0000	10.0194	9,191

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2 Shares	01	2014	16.0317	17.9675	10,563
	01	2013	11.9582	16.0317	907
	01	2012	10.3366	11.9582	1,431
	01	2011	10.0000	10.3366	491
	02	2014	15.9391	17.8185	0
	02	2013	11.9193	15.9391	0
	02	2012	10.3292	11.9193	0
	02	2011	10.0000	10.3292	0
	03	2014	15.8837	17.7294	5,235
	03	2013	11.8960	15.8837	0
	03	2012	10.3248	11.8960	0
	03	2011	10.0000	10.3248	0

Lazard Retirement Emerging Markets Equity Port Service Class	01	2014	10.6162	9.9872	311,665
	01	2013	10.8970	10.6162	305,461
	01	2012	9.0510	10.8970	295,477
	01	2011	11.1886	9.0510	287,674
	01	2010	10.0000	11.1886	14,919
	02	2014	10.4607	9.8160	0
	02	2013	10.7647	10.4607	0
	02	2012	8.9639	10.7647	0
	02	2011	11.1091	8.9639	0
	02	2010	10.0000	11.1091	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2014	10.3683	9.7144	90,205
	03	2013	10.6859	10.3683	97,486
	03	2012	8.9120	10.6859	89,971
	03	2011	11.0616	8.9120	92,407
	03	2010	10.0000	11.0616	0

Lord Abbett Series Fund, Inc. Fundamental Equity Portfolio Class VC	01	2014	21.0605	22.2599	70,920
	01	2013	15.7254	21.0605	77,612
	01	2012	14.4163	15.7254	71,805
	01	2011	15.3001	14.4163	70,279
	01	2010	10.0000	15.3001	1,225
	02	2014	20.5293	21.6434	0
	02	2013	15.3677	20.5293	0
	02	2012	14.1243	15.3677	0
	02	2011	15.0282	14.1243	0
	02	2010	10.0000	15.0282	0
	03	2014	20.2163	21.2810	34,193
	03	2013	15.1565	20.2163	31,509
	03	2012	13.9515	15.1565	37,988
	03	2011	14.8670	13.9515	37,763
	03	2010	10.0000	14.8670	0

Lord Abbett Series Fund, Inc. Growth Opportunities Class VC	01	2014	21.1026	22.0812	27,834
	01	2013	15.6052	21.1026	30,170
	01	2012	13.8647	15.6052	28,785
	01	2011	15.6239	13.8647	28,640
	01	2010	10.0000	15.6239	806
	02	2014	20.5703	21.4696	0
	02	2013	15.2501	20.5703	0
	02	2012	13.5838	15.2501	0
	02	2011	15.3463	13.5838	0
	02	2010	10.0000	15.3463	0
	03	2014	20.2566	21.1100	6,025
	03	2013	15.0405	20.2566	7,168
	03	2012	13.4176	15.0405	11,893
	03	2011	15.1817	13.4176	11,434
	03	2010	10.0000	15.1817	2,241

MFS Bond Portfolio S Class	01	2014	17.2130	17.9305	535,447
	01	2013	17.5379	17.2130	532,397
	01	2012	16.0169	17.5379	455,946
	01	2011	15.2726	16.0169	435,017
	01	2010	10.0000	15.2726	14,003
	02	2014	16.7219	17.3748	0
	02	2013	17.0807	16.7219	0
	02	2012	15.6392	17.0807	0
	02	2011	14.9503	15.6392	0
	02	2010	10.0000	14.9503	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2014	16.4332	17.0488	76,861
	03	2013	16.8115	16.4332	72,913
	03	2012	15.4164	16.8115	68,266
	03	2011	14.7597	15.4164	64,012
	03	2010	10.0000	14.7597	83

MFS Core Equity Portfolio S Class	01	2014	14.6763	16.0805	83,758
	01	2013	11.0789	14.6763	82,256
	01	2012	9.6620	11.0789	93,732
	01	2011	9.9183	9.6620	56,870
	01	2010	10.0000	9.9183	4,543
	02	2014	14.4241	15.7641	0
	02	2013	10.9161	14.4241	0
	02	2012	9.5444	10.9161	0
	02	2011	9.8224	9.5444	0
	02	2010	10.0000	9.8224	0
	03	2014	14.2746	15.5769	23,950
	03	2013	10.8195	14.2746	24,305
	03	2012	9.4744	10.8195	26,405
	03	2011	9.7652	9.4744	22,764
	03	2010	10.0000	9.7652	0

MFS Emerging Markets Equity Portfolio S Class	01	2014	15.0486	13.8082	102,961
	01	2013	16.1256	15.0486	107,939
	01	2012	13.7834	16.1256	105,145
	01	2011	17.1905	13.7834	106,666
	01	2010	10.0000	17.1905	2,108
	02	2014	14.7397	13.4905	0
	02	2013	15.8348	14.7397	0
	02	2012	13.5693	15.8348	0
	02	2011	16.9665	13.5693	0
	02	2010	10.0000	16.9665	0
	03	2014	14.5570	13.3030	13,220
	03	2013	15.6624	14.5570	12,611
	03	2012	13.4422	15.6624	13,663
	03	2011	16.8332	13.4422	13,659
	03	2010	10.0000	16.8332	2,045

MFS Global Tactical Allocation Portfolio S Class	01	2014	11.9671	12.3070	17,382,477
	01	2013	11.1762	11.9671	18,900,924
	01	2012	10.3693	11.1762	19,833,426
	01	2011	10.3770	10.3693	18,776,532
	01	2010	10.0000	10.3770	389,018
	02	2014	11.8454	12.1510	0
	02	2013	11.0906	11.8454	0
	02	2012	10.3162	11.0906	0
	02	2011	10.3500	10.3162	0
	02	2010	10.0000	10.3500	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2014	11.7728	12.0581	2,197,614
	03	2013	11.0394	11.7728	2,296,420
	03	2012	10.2843	11.0394	2,419,263
	03	2011	10.3338	10.2843	2,302,473
	03	2010	10.0000	10.3338	144,756

MFS Government Securities Portfolio S Class	01	2014	13.1794	13.6084	848,441
	01	2013	13.7582	13.1794	982,522
	01	2012	13.6379	13.7582	1,154,948
	01	2011	12.9063	13.6379	1,048,671
	01	2010	10.0000	12.9063	13,834
	02	2014	12.8033	13.1866	0
	02	2013	13.3995	12.8033	0
	02	2012	13.3164	13.3995	0
	02	2011	12.6339	13.3164	0
	02	2010	10.0000	12.6339	0
	03	2014	12.5822	12.9392	157,649
	03	2013	13.1883	12.5822	238,579
	03	2012	13.1266	13.1883	239,985
	03	2011	12.4728	13.1266	211,974
	03	2010	10.0000	12.4728	2,197

MFS High Yield Portfolio S Class	01	2014	10.7003	10.8232	96,606
	01	2013	10.2233	10.7003	109,202
	01	2012	10.0000	10.2233	112,819
	02	2014	10.6700	10.7653	0
	02	2013	10.2203	10.6700	0
	02	2012	10.0000	10.2203	0
	03	2014	10.6519	10.7306	24,154
	03	2013	10.2185	10.6519	24,558
	03	2012	10.0000	10.2185	26,715

MFS International Growth Portfolio S Class	01	2014	12.5033	11.6945	54,349
	01	2013	11.1495	12.5033	49,304
	01	2012	9.4553	11.1495	48,393
	01	2011	10.7828	9.4553	51,761
	01	2010	10.0000	10.7828	2,390
	02	2014	12.2885	11.4645	0
	02	2013	10.9858	12.2885	0
	02	2012	9.3402	10.9858	0
	02	2011	10.6786	9.3402	0
	02	2010	10.0000	10.6786	0
	03	2014	12.1611	11.3284	2,113
	03	2013	10.8885	12.1611	2,100
	03	2012	9.2717	10.8885	2,202
	03	2011	10.6164	9.2717	2,500
	03	2010	10.0000	10.6164	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS International Value Portfolio S Class	01	2014	13.6194	13.5877	36,676
	01	2013	10.8166	13.6194	32,015
	01	2012	9.4585	10.8166	23,229
	01	2011	9.7611	9.4585	24,652
	01	2010	10.0000	9.7611	2,690
	02	2014	13.3854	13.3204	0
	02	2013	10.6577	13.3854	0
	02	2012	9.3433	10.6577	0
	02	2011	9.6668	9.3433	0
	02	2010	10.0000	9.6668	0
	03	2014	13.2466	13.1622	4,280
	03	2013	10.5633	13.2466	383
	03	2012	9.2748	10.5633	235
	03	2011	9.6105	9.2748	309
	03	2010	10.0000	9.6105	0

MFS Money Market Portfolio S Class	01	2014	9.8495	9.7166	1,083,590
	01	2013	9.9843	9.8495	897,343
	01	2012	10.0000	9.9843	1,029,485
	02	2014	9.8217	9.6646	0
	02	2013	9.9814	9.8217	0
	02	2012	10.0000	9.9814	0
	03	2014	9.8050	9.6334	174,420
	03	2013	9.9797	9.8050	185,396
	03	2012	10.0000	9.9797	245,993

MFS Research International Portfolio S Class	01	2014	23.8240	21.8199	6,802
	01	2013	20.3327	23.8240	6,775
	01	2012	17.7257	20.3327	7,417
	01	2011	20.2023	17.7257	7,082
	01	2010	10.0000	20.2023	0
	02	2014	23.1441	21.1434	0
	02	2013	19.8026	23.1441	0
	02	2012	17.3075	19.8026	0
	02	2011	19.7758	17.3075	0
	02	2010	10.0000	19.7758	0
	03	2014	22.7445	20.7467	550
	03	2013	19.4904	22.7445	572
	03	2012	17.0608	19.4904	835
	03	2011	19.5237	17.0608	743
	03	2010	10.0000	19.5237	0

MFS Total Return Series Service Class	01	2014	10.7099	11.4355	1,524,633
	01	2013	10.0000	10.7099	1,596,654
	02	2014	10.6997	11.3957	0
	02	2013	10.0000	10.6997	0
	03	2014	10.6936	11.3718	290,363
	03	2013	10.0000	10.6936	320,934

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Growth Series Service Class	01	2014	15.5409	16.6626	76,718
	01	2013	11.5415	15.5409	70,515
	01	2012	10.0000	11.5415	31,799
	02	2014	15.4512	16.5243	0
	02	2013	11.5039	15.4512	0
	02	2012	10.0000	11.5039	0
	03	2014	15.3974	16.4418	9,248
	03	2013	11.4814	15.3974	10,335
	03	2012	10.0000	11.4814	13,033

MFS Research Series Service Class	01	2014	13.4221	14.5564	96,843
	01	2013	10.3073	13.4221	115,208
	01	2012	10.0000	10.3073	142,311
	02	2014	13.3842	14.4786	0
	02	2013	10.3043	13.3842	0
	02	2012	10.0000	10.3043	0
	03	2014	13.3615	14.4320	7,336
	03	2013	10.3025	13.3615	8,818
	03	2012	10.0000	10.3025	17,874

MFS Utilities Series Service Class	01	2014	10.0000	10.1156	286,574
	02	2014	10.0000	10.1054	0
	03	2014	10.0000	10.0993	33,353

MFS Value Series Service Class	01	2014	13.8022	15.0050	149,384
	01	2013	10.3181	13.8022	50,757
	01	2012	10.0000	10.3181	51,379
	02	2014	13.7632	14.9247	0
	02	2013	10.3151	13.7632	0
	02	2012	10.0000	10.3151	0
	03	2014	13.7398	14.8767	45,057
	03	2013	10.3133	13.7398	16,337
	03	2012	10.0000	10.3133	20,219

MFS Blended Research Small Cap Portfolio S Class	01	2014	14.9856	15.8238	118,212
	01	2013	10.4523	14.9856	119,161
	01	2012	9.2628	10.4523	169,166
	01	2011	9.8933	9.2628	161,105
	01	2010	10.0000	9.8933	1,705
	02	2014	14.7281	15.5124	0
	02	2013	10.2988	14.7281	0
	02	2012	9.1500	10.2988	0
	02	2011	9.7976	9.1500	0
	02	2010	10.0000	9.7976	0
	03	2014	14.5753	15.3281	31,131
	03	2013	10.2075	14.5753	26,161
	03	2012	9.0829	10.2075	31,633
	03	2011	9.7405	9.0829	28,470
	03	2010	10.0000	9.7405	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Conservative Allocation Portfolio Service Class	01	2014	14.4817	14.9165	5,067,123
	01	2013	13.4043	14.4817	5,585,159
	01	2012	12.4992	13.4043	6,020,346
	01	2011	12.5907	12.4992	5,333,518
	01	2010	10.0000	12.5907	189,308
	02	2014	14.2920	14.6838	0
	02	2013	13.2622	14.2920	0
	02	2012	12.3983	13.2622	0
	02	2011	12.5207	12.3983	0
	02	2010	10.0000	12.5207	0
	03	2014	14.1790	14.5455	867,325
	03	2013	13.1775	14.1790	933,319
	03	2012	12.3381	13.1775	1,367,080
	03	2011	12.4788	12.3381	1,078,844
	03	2010	10.0000	12.4788	44,313

MFS Global Real Estate Portfolio Service Class	01	2014	14.9157	16.9671	88,442
	01	2013	14.4321	14.9157	94,291
	01	2012	11.2920	14.4321	86,903
	01	2011	12.4068	11.2920	93,062
	01	2010	10.0000	12.4068	548
	02	2014	14.5449	16.5035	0
	02	2013	14.1092	14.5449	0
	02	2012	11.0675	14.1092	0
	02	2011	12.1909	11.0675	0
	02	2010	10.0000	12.1909	0
	03	2014	14.3265	16.2308	19,579
	03	2013	13.9185	14.3265	19,511
	03	2012	10.9347	13.9185	16,559
	03	2011	12.0630	10.9347	17,474
	03	2010	10.0000	12.0630	50

MFS Growth Allocation Portfolio Service Class	01	2014	18.1674	18.8247	290,941
	01	2013	15.0480	18.1674	301,349
	01	2012	13.5723	15.0480	262,604
	01	2011	14.3162	13.5723	273,632
	01	2010	10.0000	14.3162	11,402
	02	2014	17.9294	18.5309	0
	02	2013	14.8886	17.9294	0
	02	2012	13.4627	14.8886	0
	02	2011	14.2367	13.4627	0
	02	2010	10.0000	14.2367	0
	03	2014	17.7877	18.3565	44,040
	03	2013	14.7935	17.7877	49,659
	03	2012	13.3973	14.7935	31,615
	03	2011	14.1891	13.3973	46,304
	03	2010	10.0000	14.1891	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Inflation Adjusted Bond Portfolio Service Class	01	2014	12.3807	12.6328	2,744,726
	01	2013	13.2504	12.3807	2,913,605
	01	2012	12.5047	13.2504	3,074,258
	01	2011	11.3458	12.5047	2,628,887
	01	2010	10.0000	11.3458	72,600
	02	2014	12.2185	12.4357	0
	02	2013	13.1100	12.2185	0
	02	2012	12.4038	13.1100	0
	02	2011	11.2827	12.4038	0
	02	2010	10.0000	11.2827	0
	03	2014	12.1220	12.3186	464,898
	03	2013	13.0263	12.1220	490,843
	03	2012	12.3435	13.0263	518,286
	03	2011	11.2450	12.3435	446,527
	03	2010	10.0000	11.2450	10,054

MFS Limited Maturity Portfolio Service Class	01	2014	10.3241	10.2344	2,299,438
	01	2013	10.4153	10.3241	2,318,075
	01	2012	10.3508	10.4153	1,376,300
	01	2011	10.4739	10.3508	1,261,617
	01	2010	10.0000	10.4739	59,915
	02	2014	10.1730	10.0590	0
	02	2013	10.2889	10.1730	0
	02	2012	10.2513	10.2889	0
	02	2011	10.3995	10.2513	0
	02	2010	10.0000	10.3995	0
	03	2014	10.0832	9.9550	390,634
	03	2013	10.2136	10.0832	396,909
	03	2012	10.1919	10.2136	273,230
	03	2011	10.3549	10.1919	211,200
	03	2010	10.0000	10.3549	4,606

MFS Mid Cap Value Portfolio Service Class	01	2014	16.2813	17.6939	132,604
	01	2013	12.0887	16.2813	129,674
	01	2012	10.5633	12.0887	77,625
	01	2011	10.4630	10.5633	83,229
	01	2010	10.0000	10.4630	284
	02	2014	16.0428	17.3906	0
	02	2013	11.9419	16.0428	0
	02	2012	10.4617	11.9419	0
	02	2011	10.3887	10.4617	0
	02	2010	10.0000	10.3887	0
	03	2014	15.9012	17.2107	24,668
	03	2013	11.8545	15.9012	27,031
	03	2012	10.4010	11.8545	32,635
	03	2011	10.3442	10.4010	30,087
	03	2010	10.0000	10.3442	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Moderate Allocation Portfolio Service Class	01	2014	16.4701	17.0666	10,134,444
	01	2013	14.3300	16.4701	10,163,783
	01	2012	13.1592	14.3300	10,220,861
	01	2011	13.5845	13.1592	9,566,857
	01	2010	10.0000	13.5845	208,432
	02	2014	16.2543	16.8003	0
	02	2013	14.1781	16.2543	0
	02	2012	13.0530	14.1781	0
	02	2011	13.5091	13.0530	0
	02	2010	10.0000	13.5091	0
	03	2014	16.1259	16.6421	1,530,812
	03	2013	14.0876	16.1259	1,479,056
	03	2012	12.9896	14.0876	1,472,109
	03	2011	13.4639	12.9896	1,282,283
	03	2010	10.0000	13.4639	17,908

MFS New Discovery Value Portfolio Service Class	01	2014	19.7364	20.0914	22,241
	01	2013	14.3233	19.7364	24,568
	01	2012	13.2484	14.3233	23,122
	01	2011	14.3636	13.2484	24,360
	01	2010	10.0000	14.3636	914
	02	2014	19.4778	19.7779	0
	02	2013	14.1715	19.4778	0
	02	2012	13.1414	14.1715	0
	02	2011	14.2838	13.1414	0
	02	2010	10.0000	14.2838	0
	03	2014	19.3239	19.5917	3,314
	03	2013	14.0810	19.3239	3,675
	03	2012	13.0775	14.0810	4,904
	03	2011	14.2360	13.0775	4,875
	03	2010	10.0000	14.2360	0

MFS Mid Cap Growth Series Service Class	01	2014	14.1126	15.1136	47,078
	01	2013	10.4256	14.1126	42,258
	01	2012	10.0000	10.4256	37,355
	02	2014	14.0728	15.0328	0
	02	2013	10.4225	14.0728	0
	02	2012	10.0000	10.4225	0
	03	2014	14.0489	14.9844	13,422
	03	2013	10.4207	14.0489	10,007
	03	2012	10.0000	10.4207	9,030

MFS New Discovery Series	01	2014	14.7445	13.4553	44,951
	01	2013	10.5837	14.7445	39,689
	01	2012	10.0000	10.5837	38,147
	02	2014	14.7029	13.3833	0
	02	2013	10.5806	14.7029	0
	02	2012	10.0000	10.5806	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2014	14.6779	13.3402	21,526
	03	2013	10.5788	14.6779	23,010
	03	2012	10.0000	10.5788	11,350

MFS Research Bond Series, Service Class	01	2014	10.3410	10.7746	11,254,008
	01	2013	10.6193	10.3410	11,743,340
	01	2012	10.0560	10.6193	12,761,383
	01	2011	10.0000	10.0560	74,444
	02	2014	10.2812	10.6852	0
	02	2013	10.5848	10.2812	0
	02	2012	10.0488	10.5848	0
	02	2011	10.0000	10.0488	0
	03	2014	10.2455	10.6318	1,573,770
	03	2013	10.5641	10.2455	1,738,608
	03	2012	10.0446	10.5641	1,687,879
	03	2011	10.0000	10.0446	3,144

Oppenheimer Capital Appreciation Fund/VA	01	2014	20.7651	23.5836	21,959
	01	2013	16.2632	20.7651	25,642
	01	2012	14.4867	16.2632	31,235
	01	2011	14.8892	14.4867	29,507
	01	2010	10.0000	14.8892	0
	02	2014	20.1725	22.8526	0
	02	2013	15.8392	20.1725	0
	02	2012	14.1450	15.8392	0
	02	2011	14.5748	14.1450	0
	02	2010	10.0000	14.5748	0
	03	2014	19.8243	22.4238	13,938
	03	2013	15.5895	19.8243	12,617
	03	2012	13.9434	15.5895	13,044
	03	2011	14.3890	13.9434	13,351
	03	2010	10.0000	14.3890	0

Oppenheimer Global Fund - Service Shares	01	2014	20.8957	21.0374	70,872
	01	2013	16.6796	20.8957	76,472
	01	2012	13.9800	16.6796	65,535
	01	2011	15.4920	13.9800	65,294
	01	2010	10.0000	15.4920	3,099
	02	2014	20.3686	20.4548	0
	02	2013	16.3001	20.3686	0
	02	2012	13.6969	16.3001	0
	02	2011	15.2167	13.6969	0
	02	2010	10.0000	15.2167	0
	03	2014	20.0580	20.1122	26,172
	03	2013	16.0760	20.0580	26,266
	03	2012	13.5293	16.0760	12,135
	03	2011	15.0535	13.5293	23,458
	03	2010	10.0000	15.0535	0

PIMCO All Asset Portfolio, Advisor Class	01	2014	11.1789	11.0781	695,300
	01	2013	11.3195	11.1789	691,770
	01	2012	9.9952	11.3195	692,508
	01	2011	10.0000	9.9952	253,471

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2014	11.1143	10.9862	0
	02	2013	11.2827	11.1143	0
	02	2012	9.9881	11.2827	0
	02	2011	10.0000	9.9881	0
	03	2014	11.0756	10.9313	90,448
	03	2013	11.2606	11.0756	62,897
	03	2012	9.9838	11.2606	119,996
	03	2011	10.0000	9.9838	39,516

PIMCO CommodityRealReturn Strategy Portfolio Advisor Class	01	2014	7.9462	6.3792	33,821
	01	2013	9.4448	7.9462	44,840
	01	2012	9.1080	9.4448	62,097
	01	2011	10.0000	9.1080	17,523
	02	2014	7.9003	6.3263	0
	02	2013	9.4141	7.9003	0
	02	2012	9.1016	9.4141	0
	02	2011	10.0000	9.1016	0
	03	2014	7.8728	6.2946	17,831
	03	2013	9.3956	7.8728	15,927
	03	2012	9.0977	9.3956	14,646
	03	2011	10.0000	9.0977	4,603

PIMCO Emerging Markets Bond Portfolio	01	2014	27.6386	27.6807	18,849
	01	2013	30.1154	27.6386	19,610
	01	2012	25.8936	30.1154	26,541
	01	2011	24.6842	25.8936	23,944
	01	2010	10.0000	24.6842	1,986
	02	2014	26.8604	26.8332	0
	02	2013	29.3420	26.8604	0
	02	2012	25.2930	29.3420	0
	02	2011	24.1727	25.2930	0
	02	2010	10.0000	24.1727	0
	03	2014	26.4031	26.3361	6,858
	03	2013	28.8864	26.4031	7,585
	03	2012	24.9385	28.8864	5,611
	03	2011	23.8702	24.9385	5,328
	03	2010	10.0000	23.8702	16

PIMCO Emerging Markets Bond Portfolio Advisor Class	01	2014	10.7401	10.7458	13,979
	01	2013	11.7144	10.7401	14,162
	01	2012	10.0823	11.7144	22,050
	01	2011	10.0000	10.0823	13,152
	02	2014	10.6780	10.6566	0
	02	2013	11.6762	10.6780	0
	02	2012	10.0752	11.6762	0
	02	2011	10.0000	10.0752	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2014	10.6409	10.6033	15,176
	03	2013	11.6534	10.6409	15,389
	03	2012	10.0709	11.6534	13,206
	03	2011	10.0000	10.0709	12,972

PIMCO EqS Pathfinder Portfolio, Advisor Class	01	2014	12.8855	12.8265	1,317
	01	2013	10.9583	12.8855	711
	01	2012	10.1202	10.9583	3,536
	01	2011	10.0000	10.1202	3,055
	02	2014	12.8111	12.7201	0
	02	2013	10.9226	12.8111	0
	02	2012	10.1130	10.9226	0
	02	2011	10.0000	10.1130	0
	03	2014	12.7665	12.6565	0
	03	2013	10.9012	12.7665	0
	03	2012	10.1087	10.9012	0
	03	2011	10.0000	10.1087	0

PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class	01	2014	11.0842	11.4343	8,682,312
	01	2013	12.2009	11.0842	10,413,267
	01	2012	11.3710	12.2009	12,341,987
	01	2011	11.7375	11.3710	11,511,241
	01	2010	10.0000	11.7375	378,531
	02	2014	10.9618	11.2795	0
	02	2013	12.0969	10.9618	0
	02	2012	11.3029	12.0969	0
	02	2011	11.6967	11.3029	0
	02	2010	10.0000	11.6967	0
	03	2014	10.8889	11.1873	1,158,984
	03	2013	12.0348	10.8889	1,456,205
	03	2012	11.2621	12.0348	1,507,599
	03	2011	11.6723	11.2621	1,363,738
	03	2010	10.0000	11.6723	45,994

PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2014	9.0833	7.3096	245,885
	01	2013	10.7945	9.0833	232,382
	01	2012	10.3833	10.7945	241,187
	01	2011	11.3856	10.3833	223,901
	01	2010	10.0000	11.3856	5,501
	02	2014	8.8969	7.1414	0
	02	2013	10.5998	8.8969	0
	02	2012	10.2220	10.5998	0
	02	2011	11.2372	10.2220	0
	02	2010	10.0000	11.2372	0
	03	2014	8.7866	7.0421	64,660
	03	2013	10.4844	8.7866	55,302
	03	2012	10.1262	10.4844	50,603
	03	2011	11.1489	10.1262	46,097
	03	2010	10.0000	11.1489	23

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Putnam VT Absolute Return 500 Fund, Class IB Shares	01	2014	10.6192	10.8799	326,456
	01	2013	10.3424	10.6192	287,598
	01	2012	10.0457	10.3424	116,035
	01	2011	10.0000	10.0457	54,781
	02	2014	10.5578	10.7896	0
	02	2013	10.3088	10.5578	0
	02	2012	10.0385	10.3088	0
	02	2011	10.0000	10.0385	0
	03	2014	10.5211	10.7357	59,156
	03	2013	10.2886	10.5211	56,205
	03	2012	10.0343	10.2886	34,695
	03	2011	10.0000	10.0343	10,059

Putnam VT Equity Income Fund, Class IB Shares	01	2014	16.4900	18.3269	44,891
	01	2013	12.6236	16.4900	31,177
	01	2012	10.7265	12.6236	6,367
	01	2011	10.0000	10.7265	0
	02	2014	16.3948	18.1749	0
	02	2013	12.5825	16.3948	0
	02	2012	10.7189	12.5825	0
	02	2011	10.0000	10.7189	0
	03	2014	16.3378	18.0841	7,009
	03	2013	12.5579	16.3378	808
	03	2012	10.7143	12.5579	0
	03	2011	10.0000	10.7143	46

Templeton Global Bond VIP Fund Class 4	01	2014	11.1292	11.1649	40,746
	01	2013	11.1109	11.1292	49,791
	01	2012	9.7973	11.1109	22,801
	01	2011	10.0000	9.7973	5,022
	02	2014	11.0649	11.0723	0
	02	2013	11.0748	11.0649	0
	02	2012	9.7904	11.0748	0
	02	2011	10.0000	9.7904	0
	03	2014	11.0264	11.0169	4,993
	03	2013	11.0531	11.0264	3,026
	03	2012	9.7862	11.0531	3,936
	03	2011	10.0000	9.7862	2,342

Templeton Growth VIP Fund Class 2	01	2014	22.7083	21.7710	46,338
	01	2013	17.5958	22.7083	50,142
	01	2012	14.7338	17.5958	40,472
	01	2011	16.0550	14.7338	45,848
	01	2010	10.0000	16.0550	199
	02	2014	22.0688	21.1043	0
	02	2013	17.1437	22.0688	0
	02	2012	14.3919	17.1437	0
	02	2011	15.7222	14.3919	0
	02	2010	10.0000	15.7222	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2014	21.6929	20.7132	11,910
	03	2013	16.8774	21.6929	12,194
	03	2012	14.1901	16.8774	12,409
	03	2011	15.5254	14.1901	13,331
	03	2010	10.0000	15.5254	0

Universal Institutional Funds Inc. Growth Portfolio, Cls II	01	2014	15.1032	15.8065	7,012
	01	2013	10.3638	15.1032	23,732
	01	2012	9.2118	10.3638	1,296
	01	2011	10.0000	9.2118	550
	02	2014	15.0159	15.6754	0
	02	2013	10.3301	15.0159	0
	02	2012	9.2053	10.3301	0
	02	2011	10.0000	9.2053	0
	03	2014	14.9637	15.5971	1,212
	03	2013	10.3099	14.9637	1,250
	03	2012	9.2014	10.3099	873
	03	2011	10.0000	9.2014	167

Universal Institutional Funds, Inc. - Mid Cap Growth Portfolio, Class II	01	2014	16.9293	17.0082	32,783
	01	2013	12.4821	16.9293	35,137
	01	2012	11.6637	12.4821	30,006
	01	2011	12.7369	11.6637	33,733
	01	2010	10.0000	12.7369	469
	02	2014	16.6814	16.7166	0
	02	2013	12.3305	16.6814	0
	02	2012	11.5514	12.3305	0
	02	2011	12.6463	11.5514	0
	02	2010	10.0000	12.6463	0
	03	2014	16.5341	16.5437	13,733
	03	2013	12.2403	16.5341	10,500
	03	2012	11.4845	12.2403	10,059
	03	2011	12.5922	11.4845	9,321
	03	2010	10.0000	12.5922	63

Wells Fargo Advantage VT Total Return Bond Fund Class 2	01	2014	10.5699	11.0102	879,242
	01	2013	10.9818	10.5699	742,582
	01	2012	10.4932	10.9818	664,576
	01	2011	10.0000	10.4932	540,325
	02	2014	10.4986	10.9082	0
	02	2013	10.9354	10.4986	0
	02	2012	10.4756	10.9354	0
	02	2011	10.0000	10.4756	0
	03	2014	10.4559	10.8473	98,788
	03	2013	10.9076	10.4559	85,219
	03	2012	10.4650	10.9076	100,318
	03	2011	10.0000	10.4650	64,408

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2015 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Delaware Life Insurance Company. To receive a copy, return this request form to the address shown below or telephone (877) 253-2323.

To:	Delaware Life Insurance Company
P.O. Box 9133
Wellesley Hills, MA 02481

Please send me a Statement of Additional Information for
Masters Choice II
Delaware Life Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

PART B

MAY 1, 2015

MASTERS CHOICE II

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

DELAWARE LIFE VARIABLE ACCOUNT F

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Masters Choice II (the “Contract”) issued by Delaware Life Insurance Company (the “Company” or “Delaware Life”) in connection with Delaware Life Variable Account F (the “Variable Account”) which is not included in the Prospectus dated May 1, 2015. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Delaware Life Insurance Company, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 752-7216.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

DELAWARE LIFE INSURANCE COMPANY

The Company changed its name from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company on July 21, 2014.

Delaware Life Holdings, LLC is the Company’s corporate parent. Delaware Life Holdings, LLC is ultimately controlled by Todd L. Boehly and Mark R. Walter. Messrs. Boehly and Walter ultimately control the Company through the following intervening companies: Delaware Life Holdings, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, Delaware Life Equity Investors, LLC, DLICM, LLC, and DLICT, LLC. The nature of the business of Messrs. Boehly and Walter and these intervening companies is investing in companies engaged in the business of life insurance and annuities.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. Best’s Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company’s relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Standard & Poor’s insurance claims-paying ability rating is an opinion of an operating insurance company’s financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Moody’s Investors Services, Inc.’s insurance claims-paying rating is a system of rating an insurance company’s financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Standard & Poor’s Index - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor’s 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor’s Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared

2

and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

Morningstar, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and “style box” matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

Systematic Withdrawal Program. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. You should consult a qualified tax professional.

The Company’s and the Funds’ Customers. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

The Company’s Assets, Size. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor’s and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart. The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS
Non-Tax-Deferred Account	$16,856	$28,413	$47,893
Tax-Deferred Account	$21,589	$46,610	$100,627
Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$70,720

This illustration is hypothetical and does not represent the projected performance of the contract or any of its investment options. The illustration does not reflect the deduction of any charges or fees related to portfolio

3

management, mortality and expense, or account administration. Taxes on earnings within an annuity are due upon withdrawal. Withdrawals may also be subject to surrender charges and, if made prior to age 59 1⁄2, a 10% federal penalty tax.

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract’s accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account’s investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, the 0.15% distribution fee, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

•	The assumed rate of earnings will be realistic.

•	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.

•	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.

•	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59 1⁄2 at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

Example of Net Investment Factor Calculation

We determine the net investment factor using the following formula:

Investment Factor	=	(	a + b	)	-	d
c

where:

(a)	is the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period;

4

(b)	is the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period;

(c)	is the net asset value per share of the Fund share at the end of the previous Valuation Period;

(d)	is a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period.

Assume the following facts about a particular Variable Account at the end of the current Valuation Period.

(a)	the net asset value of a fund equals $ 18.38

(b)	the per share amount of any dividend or capital gains distributions equal $0

(c)	the net asset value per share of the Fund share at the end of the previous Valuation Period equals $18.32

(d)	the factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period equals 0.00004837.

The net investment factor is, therefore, determined as follows:

(18.38 + 0.00) - (.00004837)	=	1.00322674
18.32

Example of Variable Accumulation Unit Value Calculation

We calculate the Variable Accumulation Unit Value for any Valuation Period as follows: we multiply the Variable Accumulation Unit Value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

Assume the Variable Accumulation Unit value for the immediately preceding Valuation Period had been 14.5645672. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00322674 as shown in the calculation above. The value for the current Valuation Period would be, therefore, determined as follows:

(14.5645672 x 1.00322674)	=	14.6115633

ANNUITY PROVISIONS

Determination of Annuity Payments

On the Annuity Commencement Date, the Contract’s Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 3% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is

5

made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

Annuity Unit Value

The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined using the following formula:

Annuity Unit Value	=	(A x B) x C

where:

A	equals the Annuity Unit value for the immediately preceding Valuation Period

B	equals the Net Investment Factor for the current Valuation Period

C	equals a factor to neutralize the assumed interest rate of 3% per year used to establish the annuity payment rates found in the Contract. (This factor is 0.99991902 for a one day Valuation Period.)

Example of Variable Annuity Unit Calculation

Assume the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00323092 as shown in the calculation above. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be determined as follows:

(12.3456789 x 1.00323092) x 0.99991902	=	12.3845638

Example of Variable Annuity Payment Calculations

The first Variable Annuity payment is determined by multiplying the Variable Accumulation Unit value for the Valuation Period (as described under “Example of Variable Accumulation Unit Calculation”) by the annuity payment rate for the age and annuity option elected.

Assume the following facts:

•	the Account value being annuitized is made up of a particular Variable Account with 8,765.4321 Variable Accumulation Units;

•	at the end of the Valuation Period immediately preceding the Annuity Commencement Date, the Variable Accumulation Unit value and the Annuity Unit value for that Variable Account are 14.5645672 and 12.3456789, respectively;

•	the annuity payment rate for the age and option elected is $6.78 per $1,000; and

•	on the day prior to the second variable annuity payment date, the Annuity Unit value is 12.3724831.

The first Variable Annuity payment would be determined as follows:

(8,765.4321 x 14.5645672) x 6.78	=	$865.57
1,000

6

This first Variable Annuity payment of $865.57 represents 70.1112 Variable Annuity Units, which are calculated by dividing the first Variable Annuity Payment by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the Annuity Commencement Date. In this case, $865.57 divided by 12.3456789.

Subsequent Variable Annuity payments are determined by multiplying the number of Variable Annuity Units (calculated for the first Variable Annuity payment) by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the annuity payment date. Thus, the second Variable Annuity payment would be determined as follows:

70.1112 x 12.3845638	=	$868.29

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (“Clarendon”). Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Delaware Life Insurance Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2012, 2013, and 2014, were approximately $26,895,457, $89,921,647, and $91,329,750, respectively.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company (the “Company”) as of December 31, 2014 and 2013 and for the years ended December 31, 2014 and 2013 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and includes an emphasis-of-matter paragraph relating to the Company’s quasi reorganization), included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. Their office is located at 185 Asylum Street, Suite 2400, Hartford, Connecticut 06103.

The audited financial statements of Delaware Life Variable Account F as of December 31, 2014 and 2013 and for the years ended December 31, 2014 and 2013, included in this Statement of Additional Information have been so included

7

in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The statutory-basis financial statements of Delaware Life Insurance Company (formerly known as Sun Life Assurance Company of Canada (U.S.)) (the “Company”) as of and for the year ended December 31, 2012 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and includes an emphasis-of-matter paragraph relating to the Company adopting Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 in 2012 and an other matter paragraph relating to significant balances and transactions with affiliates), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Their office is located at 200 Berkeley Street, Boston, Massachusetts 02116.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company are included herein. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Contracts and Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

8

Delaware Life Variable

Account F - Regatta

Financial Statements as of and for the Year Ended December 31, 2014 and

Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2014

Page(s)
Report of Independent Registered Public Accounting Firm	1
Financial Statements
Statement of Assets and Liabilities	2-11
Statement of Operations	12-35
Statement of Changes in Net Assets	36-106
Notes to the Financial Statements	107-151

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Participants of Delaware Life Variable Account F - Regatta:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the Delaware Life Variable Account F - Regatta of Delaware Life Insurance Company at December 31, 2014, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Delaware Life Insurance Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

April 24, 2015

Hartford, Connecticut

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2014

Assets:	Shares	Cost	Value
Investments at fair value:

AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AVB)	5,352,992	$62,482,976	$64,503,559
AllianceBernstein VPS Dynamic Asset Allocation Portfolio Class B Sub-Account (AAA)	10,010,288	108,583,447	116,820,056
AllianceBernstein VPS International Growth Portfolio (Class B) Sub-Account (AN4)	418,424	7,057,573	7,870,546
AllianceBernstein VPS International Value Portfolio (Class B) Sub-Account (IVB)	3,976,302	49,817,613	53,322,213
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B) Sub-Account (AAU)	421,302	8,982,003	9,180,168
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (9XX)	48,273,997	678,998,768	684,042,542
Columbia Variable Portfolio - Marsico 21st Century Fund Class 1 Sub-Account (NMT)	2,661	31,884	46,643
Columbia Variable Portfolio - Marsico 21st Century Fund Class 2 Sub-Account (MCC)	5,556,076	57,378,297	95,786,746
Columbia Variable Portfolio - Marsico Growth Fund Class 1 Sub-Account (NNG)[1]	—	1	1
Columbia Variable Portfolio - Marsico Growth Fund Class 2 Sub-Account (CMG)	1,146,909	27,489,538	32,044,650
Columbia Variable Portfolio - Marsico International Opportunities Fund Class 2 Sub-Account (NMI)	464,514	6,917,052	8,180,085
Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account (CSC)	1,990	37,185	36,485
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FVB)	6,992,533	110,157,713	116,145,981
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (FL1)	6,236,973	144,211,434	228,896,911
Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account (F10)	308,837	3,319,422	3,823,400
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (F15)	1,730,728	18,832,662	21,668,717
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F20)	2,605,826	26,532,176	33,093,994
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (FVM)	3,860,744	115,734,460	142,229,809
First Eagle Overseas Variable Fund Sub-Account (SGI)	15,195,581	408,176,317	399,795,739
Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (TDM)	3,916,156	35,261,424	36,028,640
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (FTI)	9,920,470	124,814,958	149,303,075

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):

Franklin Templeton Founding Funds Allocation VIP Fund Class 2 Sub-Account (S17)	6,193,222	$41,592,053	$45,953,705
Franklin Templeton Global Bond VIP Fund Class 4 Sub-Account (AAX)	450,904	8,580,048	8,287,607
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (FTG)	2,036,944	23,479,088	29,759,752
Franklin Templeton Income VIP Fund Class 2 Sub-Account (ISC)	7,081,520	105,697,125	113,304,315
Franklin Templeton Income VIP Fund Class 4 Sub-Account (AAZ)	190,132	2,948,036	3,101,054
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (FMS)	9,630,394	141,719,936	217,646,913
Franklin Templeton Mutual Shares VIP Fund Class 4 Sub-Account (BBC)	13,430	267,302	305,130
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (FVS)	1,839,336	34,133,446	41,053,979
Franklin Templeton Small Cap Value VIP Fund Class 4 Sub-Account (BBA)	42,293	788,789	957,085
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (SIC)	2,511,239	31,049,718	29,004,810
Franklin Templeton Strategic Income VIP Fund Class 4 Sub-Account (BBB)	40,698	511,138	479,427
Huntington VA Dividend Capture Sub-Account (HVD)	245,586	2,716,994	3,224,544
Huntington VA International Equity Sub-Account (HVE)	134,576	1,846,387	2,122,261
Huntington VA Situs Fund Sub-Account (HSS)	166,769	3,001,800	3,690,597
Invesco V.I. American Value Fund Series II Sub-Account (VKC)	600,073	10,547,416	11,851,444
Invesco V.I. Comstock Fund Series II Sub-Account (VLC)	2,158,918	33,072,110	41,192,148
Invesco V.I. Equity and Income Fund Series II Sub-Account (VKU)	6,454,264	107,298,821	121,727,423
Invesco V.I. International Growth Fund II Sub-Account (AI8)	57,041	1,941,684	1,963,336
JPMorgan Insurance Trust Core Bond Portfolio (Class 2) Sub-Account (AAY)	3,236,026	35,974,136	35,919,894
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) Sub-Account (AAM)	508,361	11,883,100	13,476,661
Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-Account (LRE)	2,576,182	53,425,268	51,420,585
Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub-Account (LA9)	2,727,313	37,761,908	35,209,608
Lord Abbett Series Fund - Fundamental Equity Portfolio VC Sub-Account (LAV)	2,705,292	51,447,502	50,345,476
MFS VIT Total Return Series Initial Class Sub-Account (GGC)	17,619,896	392,251,002	428,339,672
MFS VIT Total Return Series Service Class Sub-Account (GGE)	21,460,957	471,235,641	513,989,920
MFS VIT I Growth Series Initial Class Sub-Account (FFL)	3,574,543	104,667,960	142,088,074
MFS VIT I Growth Series Service Class Sub-Account (TEG)	551,793	17,561,023	21,393,024

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):

MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (FFJ)	2,761,903	$19,238,533	$24,194,266
MFS VIT I Mid Cap Growth Series Service Class Sub-Account (FFK)	4,800,697	32,711,171	40,469,874
MFS VIT I New Discovery Series Initial Class Sub-Account (FFS)	3,617,949	69,942,251	59,044,934
MFS VIT I New Discovery Series Service Class Sub-Account (TND)	4,104,001	73,708,310	62,791,218
MFS VIT I Research Bond Series Service Class Sub-Account (AAN)	54,322,534	720,342,062	721,403,251
MFS VIT I Research Series Service Class Sub-Account (FFN)	6,774,313	150,629,490	195,371,195
MFS VIT I Utilities Series Initial Class Sub-Account (NNB)	4,634,053	163,436,389	157,372,453
MFS VIT I Utilities Series Service Class Sub-Account (NNC)	2,897,793	100,631,755	97,018,095
MFS VIT I Value Series Initial Class Sub-Account (FFO)	17,126,060	282,703,285	348,344,062
MFS VIT I Value Series Service Class Sub-Account (FFP)	9,080,445	176,554,145	182,062,932
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MIT)	6,146,844	180,515,186	328,856,183
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MFL)	1,980,465	51,019,300	105,321,132
MFS VIT II Bond Portfolio I Class Sub-Account (BDS)	6,094,619	70,639,458	71,672,718
MFS VIT II Bond Portfolio S Class Sub-Account (MF7)	15,241,071	179,034,103	177,253,655
MFS VIT II Core Equity Portfolio I Class Sub-Account (RGS)	4,866,960	76,522,780	113,886,858
MFS VIT II Core Equity Portfolio S Class Sub-Account (RG1)	1,985,779	33,253,141	46,070,064
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (EME)	1,783,937	26,745,677	24,011,795
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (EM1)	1,928,445	27,686,964	25,532,613
MFS VIT II Global Governments Portfolio I Class Sub-Account (GGS)	1,412,369	15,305,499	14,787,501
MFS VIT II Global Governments Portfolio S Class Sub-Account (GG1)	175,029	1,864,446	1,804,549
MFS VIT II Global Growth Portfolio I Class Sub-Account (GGR)	2,344,635	31,690,410	52,637,065
MFS VIT II Global Growth Portfolio S Class Sub-Account (GG2)	102,734	1,624,723	2,299,179
MFS VIT II Global Research Portfolio I Class Sub-Account (RES)	4,286,002	70,642,662	107,921,526
MFS VIT II Global Research Portfolio S Class Sub-Account (RE1)	342,661	6,151,866	8,587,086
MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account (GTR)	3,896,288	56,607,019	64,016,004
MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (GT2)	52,757,819	757,858,677	855,731,829
MFS VIT II Government Securities Portfolio I Class Sub-Account (GSS)	8,932,868	117,921,996	116,305,940

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):

MFS VIT II Government Securities Portfolio S Class Sub-Account (MFK)	20,959,669	$277,038,004	$271,008,525
MFS VIT II High Yield Portfolio I Class Sub-Account (HYS)	12,400,836	71,544,727	75,769,111
MFS VIT II High Yield Portfolio Service Class Sub-Account (MFC)	11,795,526	69,795,450	71,244,974
MFS VIT II International Growth Portfolio I Class Sub-Account (IGS)	3,389,319	41,169,939	45,044,048
MFS VIT II International Growth Portfolio S Class Sub-Account (IG1)	1,592,386	19,747,704	21,003,568
MFS VIT II International Value Portfolio I Class Sub-Account (MII)	2,206,147	36,907,040	47,939,583
MFS VIT II International Value Portfolio S Class Sub-Account (MI1)	6,258,111	87,879,601	134,173,907
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MIS)	20,126,701	218,894,143	354,431,196
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (M1B)	2,555,796	29,080,498	44,675,307
MFS VIT II Money Market Portfolio I Class Sub-Account (MMS)	67,415,720	67,415,720	67,415,720
MFS VIT II Money Market Portfolio Service Class Sub-Account (MM1)	191,847,503	191,847,503	191,847,503
MFS VIT II Research International Portfolio I Class Sub-Account (RIS)	1,992,986	29,293,469	29,017,880
MFS VIT II Research International Portfolio S Class Sub-Account (RI1)	4,832,504	59,007,553	69,539,739
MFS VIT II Strategic Income Portfolio I Class Sub-Account (SIS)	3,704,592	36,545,414	37,082,964
MFS VIT II Strategic Income Portfolio S Class Sub-Account (SI1)	716,683	7,022,661	7,109,492
MFS VIT II Technology Portfolio I Class Sub-Account (TEC)	1,381,442	10,410,287	16,066,171
MFS VIT II Technology Portfolio S Class Sub-Account (TE1)	129,671	1,008,836	1,452,311
MFS VIT III Blended Research Small Cap Portfolio Service Class Sub-Account (VSC)	6,206,324	80,689,516	97,749,602
MFS VIT III Conservative Allocation Portfolio Service Class Sub-Account (6XX)	63,758,733	732,285,298	752,353,044
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (SC3)	213,676	2,366,818	3,004,286
MFS VIT III Global Real Estate Portfolio Service Class Sub-Account (SRE)	5,861,328	71,599,231	92,433,151
MFS VIT III Growth Allocation Portfolio Service Class Sub-Account (8XX)	40,224,193	454,092,702	499,182,242

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):

MFS VIT III Inflation Adjusted Bond Portfolio Service Class Sub-Account (5XX)	19,711,961	$215,804,418	$201,850,478
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (SDC)	36,524,135	376,139,400	373,641,901
MFS VIT III Limited Maturity Portfolio Service Class Sub-Account (S15)	19,224,359	197,686,470	196,088,467
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (SGC)	4,401,921	39,766,277	43,138,829
MFS VIT III Mid Cap Value Portfolio Service Class Sub-Account (S13)	3,718,439	34,730,433	36,217,594
MFS VIT III Moderate Allocation Portfolio Service Class Sub-Account (7XX)	148,021,901	1,777,055,144	1,971,651,718
MFS VIT III New Discovery Value Portfolio Service Class Sub-Account (2XX)	850,367	8,084,439	9,081,918
Morgan Stanley UIF Growth Portfolio Class II Sub-Account (AAW)	113,397	3,348,868	3,398,500
Morgan Stanley UIF Mid Cap Growth Portfolio Class II Sub-Account (VKM)	811,089	9,821,618	10,179,165
Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account (OCA)	384,222	17,300,575	24,705,467
Oppenheimer Capital Income Fund/VA (Service Shares) Sub-Account (OBV)	855,279	9,138,945	12,392,996
Oppenheimer Global Fund/VA (Service Shares) Sub-Account (OGG)	716,907	22,615,511	28,038,218
Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account (OMG)	8,495,253	131,059,722	283,146,768
Oppenheimer Main Street Small Cap Fund/VA (Service Shares) Sub-Account (OMS)	298,145	5,570,647	7,829,293
PIMCO Equity Series Pathfinder Portfolio Advisor Class Sub-Account (AAQ)	16,222	204,186	200,985
PIMCO VIT All Asset Portfolio Admin Class Sub-Account (PRA)	2,745,617	30,771,201	28,444,593
PIMCO VIT All Asset Portfolio Advisor Class Sub-Account (AAP)	2,263,477	25,511,769	23,698,600
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Sub-Account (BBD)	100,052	683,382	491,255
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (PCR)	9,453,911	64,854,408	45,946,009
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PMB)	1,355,965	19,025,438	17,207,191

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):

PIMCO VIT Emerging Markets Bond Portfolio Advisor Clas Sub-Account (BBE)	33,310	$465,509	$422,707
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Advisor Class Sub-Account (6TT)	54,889,057	681,345,580	637,261,953
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (PRR)	5,200,105	70,881,556	66,613,350
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (PTR)	22,876,190	256,493,604	256,213,326
Putnam VT Absolute Return 500 Fund Class IB Sub-Account (AAR)	2,062,059	21,245,667	22,002,171
Putnam VT Equity Income Fund Class IB Sub-Account (AAS)	704,573	14,069,604	15,909,266
Wanger Select Fund Sub-Account (WTF)	13,486	322,589	444,753
Wanger USA Sub-Account (USC)	2,098	66,964	79,117
Wells Fargo Advantage VT Total Return Bond Fund Class 2 Sub-Account (AAL)	3,987,941	41,612,578	41,913,262

Total investments		13,888,516,248	15,463,150,555

Total assets		$13,888,516,248	$15,463,150,555

Liabilities:
Payable to Sponsor			$618,955

Total liabilities			618,955

Net Assets			$15,462,531,600

[1]	Share amount is less than 1 share.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Total Value
Net Assets:
AVB	4,964,287	$64,503,559	$—	$64,503,559
AAA	10,351,045	116,820,056	—	116,820,056
AN4	904,264	7,870,546	—	7,870,546
IVB	7,415,069	53,322,213	—	53,322,213
AAU	516,702	9,143,087	35,088	9,178,175
9XX	45,691,749	683,921,368	119,496	684,040,864
NMT	2,622	46,643	—	46,643
MCC	7,040,262	95,773,139	9,693	95,782,832
NNG[2]	—	1	—	1
CMG	2,053,710	31,977,837	66,283	32,044,120
NMI	601,467	8,180,085	—	8,180,085
CSC	2,088	36,485	—	36,485
FVB	7,801,320	116,145,981	—	116,145,981
FL1	14,500,339	228,756,914	134,175	228,891,089
F10	266,873	3,823,400	—	3,823,400
F15	1,475,877	21,668,717	—	21,668,717
F20	2,247,982	33,093,994	—	33,093,994
FVM	8,575,087	142,227,109	2,185	142,229,294
SGI	30,072,823	399,747,401	46,505	399,793,906
TDM	2,741,208	36,027,315	553	36,027,868
FTI	7,743,487	149,232,545	64,860	149,297,405
S17	3,471,389	45,953,705	—	45,953,705
AAX	751,840	8,287,607	—	8,287,607
FTG	1,439,491	29,741,351	18,188	29,759,539
ISC	8,448,675	113,250,011	51,477	113,301,488
AAZ	234,493	3,101,054	—	3,101,054
FMS	10,057,494	217,609,215	36,756	217,645,971
BBC	19,380	305,130	—	305,130
FVS	1,375,383	41,053,979	—	41,053,979
BBA	56,360	957,085	—	957,085
SIC	2,105,682	29,004,810	—	29,004,810
BBB	41,941	479,427	—	479,427
HVD	219,939	3,224,544	—	3,224,544
HVE	230,193	2,122,261	—	2,122,261
HSS	252,441	3,690,597	—	3,690,597
VKC	680,551	11,851,444	—	11,851,444
VLC	2,849,633	41,192,148	—	41,192,148
VKU	7,771,356	121,727,423	—	121,727,423
AI8	147,542	1,963,336	—	1,963,336
AAY	3,478,537	35,919,894	—	35,919,894

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Total Value
Net Assets (continued):
AAM	754,490	$13,476,661	$—	$13,476,661
LRE	5,256,172	51,417,582	2,897	51,420,479
LA9	1,659,082	35,192,599	15,519	35,208,118
LAV	2,349,562	50,338,414	6,813	50,345,227
GGC	37,045,959	424,858,557	3,416,539	428,275,096
GGE	45,098,328	513,627,926	357,490	513,985,416
FFL	6,588,507	141,329,743	753,682	142,083,425
TEG	947,342	21,381,902	10,653	21,392,555
FFJ	2,925,086	24,111,370	82,512	24,193,882
FFK	2,091,996	40,456,874	12,205	40,469,079
FFS	5,838,882	58,937,104	105,248	59,042,352
TND	4,932,383	62,749,205	40,487	62,789,692
AAN	67,490,902	721,291,312	109,970	721,401,282
FFN	13,506,075	195,353,868	17,839	195,371,707
NNB	15,431,730	156,177,163	1,177,108	157,354,271
NNC	9,602,330	97,018,095	—	97,018,095
FFO	26,443,285	347,170,745	1,118,188	348,288,933
FFP	13,001,674	181,953,864	107,053	182,060,917
MIT	12,375,446	326,833,930	1,993,109	328,827,039
MFL	4,582,347	105,228,512	91,499	105,320,011
BDS	3,291,353	71,188,581	444,532	71,633,113
MF7	10,219,566	177,237,386	15,695	177,253,081
RGS	5,346,167	113,272,408	610,352	113,882,760
RG1	2,832,185	46,023,197	46,568	46,069,765
EME	918,587	23,770,752	235,285	24,006,037
EM1	1,778,352	25,529,837	2,593	25,532,430
GGS	777,868	14,659,258	115,390	14,774,648
GG1	118,757	1,801,936	2,442	1,804,378
GGR	1,877,836	52,350,693	280,469	52,631,162
GG2	108,002	2,299,179	—	2,299,179
RES	4,831,113	107,156,811	754,749	107,911,560
RE1	486,816	8,587,086	—	8,587,086
GTR	2,357,689	63,484,950	487,557	63,972,507
GT2	70,148,596	855,672,113	58,120	855,730,233
GSS	5,893,305	115,688,759	601,690	116,290,449
MFK	20,566,508	270,725,044	277,712	271,002,756
HYS	3,131,858	75,367,620	392,768	75,760,388
MFC	3,662,907	71,177,164	61,015	71,238,179
IGS	2,301,140	44,873,445	167,485	45,040,930
IG1	1,551,892	20,998,386	4,840	21,003,226

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Total Value
Net Assets (continued):
MII	1,587,611	$47,552,927	$380,249	$47,933,176
MI1	9,980,826	134,168,303	2,289	134,170,592
MIS	21,451,277	351,875,115	2,539,099	354,414,214
M1B	2,375,862	44,639,473	34,250	44,673,723
MMS	5,636,328	66,417,916	936,372	67,354,288
MM1	20,418,070	191,735,299	105,452	191,840,751
RIS	1,702,999	28,936,201	80,312	29,016,513
RI1	3,404,092	69,515,379	22,684	69,538,063
SIS	1,940,309	36,762,928	311,555	37,074,483
SI1	413,576	7,104,314	5,166	7,109,480
TEC	1,904,773	15,952,016	109,725	16,061,741
TE1	79,394	1,452,311	—	1,452,311
VSC	6,334,776	97,728,551	16,657	97,745,208
6XX	51,303,754	752,313,189	39,207	752,352,396
SC3	126,247	2,993,531	9,129	3,002,660
SRE	5,660,139	92,412,951	17,477	92,430,428
8XX	27,011,031	499,182,175	—	499,182,175
5XX	16,245,564	201,828,918	20,797	201,849,715
SDC	36,736,454	373,595,590	39,518	373,635,108
S15	19,532,086	196,072,207	15,441	196,087,648
SGC	2,458,735	43,119,942	13,718	43,133,660
S13	2,084,776	36,217,594	—	36,217,594
7XX	117,541,381	1,970,311,913	1,252,516	1,971,564,429
2XX	460,623	9,081,918	—	9,081,918
AAW	217,510	3,398,500	—	3,398,500
VKM	611,449	10,179,165	—	10,179,165
OCA	1,118,112	24,688,845	13,548	24,702,393
OBV	1,279,424	12,392,996	—	12,392,996
OGG	1,381,266	28,038,218	—	28,038,218
OMG	13,047,751	283,039,726	102,285	283,142,011
OMS	240,139	7,829,293	—	7,829,293
AAQ	15,812	200,985	—	200,985
PRA	2,092,555	28,444,593	—	28,444,593
AAP	2,156,461	23,698,600	—	23,698,600
BBD	77,398	491,255	—	491,255
PCR	6,462,517	45,942,147	3,655	45,945,802
PMB	664,024	17,177,872	27,801	17,205,673
BBE	39,674	422,707	—	422,707
6TT	56,498,567	637,191,200	68,628	637,259,828
PRR	4,261,623	66,613,350	—	66,613,350

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Total Value
Net Assets (continued):
PTR	15,806,505	$256,024,232	$184,377	$256,208,609
AAR	2,039,866	22,002,171	—	22,002,171
AAS	877,251	15,909,266	—	15,909,266
WTF	23,675	444,753	—	444,753
USC	4,347	$79,117	$—	$79,117
AAL	3,836,516	41,913,262	—	41,913,262

Total net assets		$15,441,616,361	$20,915,239	$15,462,531,600

[2]	Unit Amount is less than 1 unit.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS

FOR THE YEAR-ENDED DECEMBER 31, 2014

	AVB Sub-Account	AAA Sub-Account	AN4 Sub-Account
Income:
Dividend income	$1,540,731	$432,165	$—
Expenses:
Mortality and expense risk charges	(939,673)	(1,653,161)	(126,017)
Distribution and administration charges	(112,761)	(198,379)	(15,122)

Net investment income (loss)	488,297	(1,419,375)	(141,139)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,936,153	2,264,083	366,181
Realized gain distributions	9,853,295	4,312,086	—

Net realized gains (losses)	12,789,448	6,576,169	366,181

Net change in unrealized appreciation (depreciation)	(9,850,928)	(2,132,333)	(449,127)

Net realized and change in unrealized gains (losses)	2,938,520	4,443,836	(82,946)

Increase (decrease) in net assets from operations	$3,426,817	$3,024,461	$(224,085)

	IVB Sub-Account	AAU Sub-Account	9XX Sub-Account
Income:
Dividend income	$1,863,523	$42,946	$15,442,291
Expenses:
Mortality and expense risk charges	(861,082)	(138,713)	(10,837,148)
Distribution and administration charges	(103,330)	(16,646)	(1,300,458)

Net investment income (loss)	899,111	(112,413)	3,304,685

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,307,411	306,504	21,143,703
Realized gain distributions	—	1,059,384	59,962,570

Net realized gains (losses)	3,307,411	1,365,888	81,106,273

Net change in unrealized appreciation (depreciation)	(8,630,240)	(636,612)	(81,789,481)

Net realized and change in unrealized gains (losses)	(5,322,829)	729,276	(683,208)

Increase (decrease) in net assets from operations	$(4,423,718)	$616,863	$2,621,477

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	NMT Sub-Account	MCC Sub-Account	NNG Sub-Account
Income:
Dividend income	$—	$—	$7
Expenses:
Mortality and expense risk charges	(701)	(1,552,568)	(233)
Distribution and administration charges	(84)	(186,308)	(28)

Net investment income (loss)	(785)	(1,738,876)	(254)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,231	16,204,819	12,888
Realized gain distributions	2,058	4,568,709	1,080

Net realized gains (losses)	5,289	20,773,528	13,968

Net change in unrealized appreciation (depreciation)	(1,138)	(12,064,585)	(14,282)

Net realized and change in unrealized gains (losses)	4,151	8,708,943	(314)

Increase (decrease) in net assets from operations	$3,366	$6,970,067	$(568)

	CMG Sub-Account	NMI Sub-Account	CSC Sub-Account
Income:
Dividend income	$18,637	$2,393	$166
Expenses:
Mortality and expense risk charges	(480,157)	(134,488)	(523)
Distribution and administration charges	(57,619)	(16,139)	(63)

Net investment income (loss)	(519,139)	(148,234)	(420)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,881,789	437,782	3,652
Realized gain distributions	4,838,717	—	4,362

Net realized gains (losses)	7,720,506	437,782	8,014

Net change in unrealized appreciation (depreciation)	(4,953,072)	(928,684)	(7,053)

Net realized and change in unrealized gains (losses)	2,767,434	(490,902)	961

Increase (decrease) in net assets from operations	$2,248,295	$(639,136)	$541

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	FVB Sub-Account	FL1 Sub-Account	F10 Sub-Account
Income:
Dividend income	$1,465,903	$1,636,441	$53,116
Expenses:
Mortality and expense risk charges	(1,611,898)	(3,478,300)	(73,504)
Distribution and administration charges	(193,428)	(417,396)	(8,820)

Net investment income (loss)	(339,423)	(2,259,255)	(29,208)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,115,887	25,245,213	326,473
Realized gain distributions	13,596,129	4,556,484	76,397

Net realized gains (losses)	16,712,016	29,801,697	402,870

Net change in unrealized appreciation (depreciation)	(7,546,652)	(5,608,320)	(258,547)

Net realized and change in unrealized gains (losses)	9,165,364	24,193,377	144,323

Increase (decrease) in net assets from operations	$8,825,941	$21,934,122	$115,115

	F15 Sub-Account	F20 Sub-Account	FVM Sub-Account
Income:
Dividend income	$304,914	$470,192	$26,932
Expenses:
Mortality and expense risk charges	(354,266)	(524,321)	(2,252,973)
Distribution and administration charges	(42,512)	(62,919)	(270,357)

Net investment income (loss)	(91,864)	(117,048)	(2,496,398)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,822,957	2,134,418	15,396,646
Realized gain distributions	418,411	629,295	3,650,930

Net realized gains (losses)	2,241,368	2,763,713	19,047,576

Net change in unrealized appreciation (depreciation)	(1,507,068)	(1,640,781)	(10,339,311)

Net realized and change in unrealized gains (losses)	734,300	1,122,932	8,708,265

Increase (decrease) in net assets from operations	$642,436	$1,005,884	$6,211,867

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	SGI Sub-Account	TDM Sub-Account	FTI Sub-Account
Income:
Dividend income	$11,479,293	$604,964	$3,133,315
Expenses:
Mortality and expense risk charges	(6,355,655)	(605,083)	(2,586,653)
Distribution and administration charges	(762,679)	(72,610)	(310,398)

Net investment income (loss)	4,360,959	(72,729)	236,264

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	20,250,268	3,900,282	18,864,710
Realized gain distributions	29,329,998	—	—

Net realized gains (losses)	49,580,266	3,900,282	18,864,710

Net change in unrealized appreciation (depreciation)	(64,034,695)	(7,431,034)	(39,083,311)

Net realized and change in unrealized gains (losses)	(14,454,429)	(3,530,752)	(20,218,601)

Increase (decrease) in net assets from operations	$(10,093,470)	$(3,603,481)	$(19,982,337)

	S17 Sub-Account	AAX Sub-Account	FTG Sub-Account
Income:
Dividend income	$1,388,014	$412,055	$432,883
Expenses:
Mortality and expense risk charges	(734,200)	(132,666)	(476,496)
Distribution and administration charges	(88,104)	(15,920)	(57,180)

Net investment income (loss)	565,710	263,469	(100,793)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,812,913	(102,149)	3,344,430
Realized gain distributions	42,337	—	—

Net realized gains (losses)	2,855,250	(102,149)	3,344,430

Net change in unrealized appreciation (depreciation)	(2,729,291)	(161,098)	(4,551,602)

Net realized and change in unrealized gains (losses)	125,959	(263,247)	(1,207,172)

Increase (decrease) in net assets from operations	$691,669	$222	$(1,307,965)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	ISC Sub-Account	AAZ Sub-Account	FMS Sub-Account
Income:
Dividend income	$5,905,825	$153,617	$4,513,493
Expenses:
Mortality and expense risk charges	(1,742,068)	(45,236)	(3,413,976)
Distribution and administration charges	(209,048)	(5,428)	(409,677)

Net investment income (loss)	3,954,709	102,953	689,840

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,241,413	72,737	22,565,807
Realized gain distributions	—	—	1,173,547

Net realized gains (losses)	4,241,413	72,737	23,739,354

Net change in unrealized appreciation (depreciation)	(4,613,362)	(88,332)	(11,918,763)

Net realized and change in unrealized gains (losses)	(371,949)	(15,595)	11,820,591

Increase (decrease) in net assets from operations	$3,582,760	$87,358	$12,510,431

	BBC Sub-Account	FVS Sub-Account	BBA Sub-Account
Income:
Dividend income	$5,730	$268,044	$4,368
Expenses:
Mortality and expense risk charges	(3,741)	(651,636)	(12,798)
Distribution and administration charges	(449)	(78,196)	(1,536)

Net investment income (loss)	1,540	(461,788)	(9,966)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	14,640	4,323,293	31,421
Realized gain distributions	1,597	3,232,166	66,410

Net realized gains (losses)	16,237	7,555,459	97,831

Net change in unrealized appreciation (depreciation)	(4,092)	(7,665,923)	(95,154)

Net realized and change in unrealized gains (losses)	12,145	(110,464)	2,677

Increase (decrease) in net assets from operations	$13,685	$(572,252)	$(7,289)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	SIC Sub-Account	BBB Sub-Account	HBF Sub-Account[3]
Income:
Dividend income	$1,927,231	$29,435	$423,912
Expenses:
Mortality and expense risk charges	(463,077)	(6,042)	(67,129)
Distribution and administration charges	(55,569)	(725)	(8,055)

Net investment income (loss)	1,408,585	22,668	348,728

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(285,332)	(5,016)	(1,005,313)
Realized gain distributions	638,299	10,141	3,465,386

Net realized gains (losses)	352,967	5,125	2,460,073

Net change in unrealized appreciation (depreciation)	(1,627,856)	(25,411)	(2,764,080)

Net realized and change in unrealized gains (losses)	(1,274,889)	(20,286)	(304,007)

Increase (decrease) in net assets from operations	$133,696	$2,382	$44,721

	HVD Sub-Account	HVG Sub-Account[3]	HVI Sub-Account[3]
Income:
Dividend income	$149,862	$940	$41,286
Expenses:
Mortality and expense risk charges	(50,152)	(3,559)	(5,163)
Distribution and administration charges	(6,018)	(427)	(620)

Net investment income (loss)	93,692	(3,046)	35,503

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	725,177	(119,641)	267,210
Realized gain distributions	—	381,799	17,723

Net realized gains (losses)	725,177	262,158	284,933

Net change in unrealized appreciation (depreciation)	(522,691)	(273,956)	(278,547)

Net realized and change in unrealized gains (losses)	202,486	(11,798)	6,386

Increase (decrease) in net assets from operations	$296,178	$(14,844)	$41,889

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	HVE Sub-Account	HVC Sub-Account[3]	HVS Sub-Account[3]
Income:
Dividend income	$45,648	$6,975	$268,796
Expenses:
Mortality and expense risk charges	(43,007)	(8,751)	(36,716)
Distribution and administration charges	(5,161)	(1,050)	(4,406)

Net investment income (loss)	(2,520)	(2,826)	227,674

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	600,150	(15,842)	(560,088)
Realized gain distributions	—	428,612	156,362

Net realized gains (losses)	600,150	412,770	(403,726)

Net change in unrealized appreciation (depreciation)	(847,540)	(401,035)	220,950

Net realized and change in unrealized gains (losses)	(247,390)	11,735	(182,776)

Increase (decrease) in net assets from operations	$(249,910)	$8,909	$44,898

	HRS Sub-Account[3]	HVR Sub-Account[3]	HSS Sub-Account
Income:
Dividend income	$55,831	$2,841	$15,963
Expenses:
Mortality and expense risk charges	(10,300)	(6,442)	(55,388)
Distribution and administration charges	(1,236)	(773)	(6,647)

Net investment income (loss)	44,295	(4,374)	(46,072)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(121,703)	60,779	1,127,120
Realized gain distributions	328,771	213,137	164,551

Net realized gains (losses)	207,068	273,916	1,291,671

Net change in unrealized appreciation (depreciation)	(187,444)	(279,865)	(1,445,066)

Net realized and change in unrealized gains (losses)	19,624	(5,949)	(153,395)

Increase (decrease) in net assets from operations	$63,919	$(10,323)	$(199,467)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	VKC Sub-Account	VLC Sub-Account	VKU Sub-Account
Income:
Dividend income	$23,215	$430,873	$1,837,358
Expenses:
Mortality and expense risk charges	(175,315)	(605,419)	(1,657,136)
Distribution and administration charges	(21,038)	(72,650)	(198,856)

Net investment income (loss)	(173,138)	(247,196)	(18,634)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	952,120	4,351,174	6,036,173
Realized gain distributions	975,496	—	5,666,680

Net realized gains (losses)	1,927,616	4,351,174	11,702,853

Net change in unrealized appreciation (depreciation)	(871,919)	(1,262,087)	(3,800,759)

Net realized and change in unrealized gains (losses)	1,055,697	3,089,087	7,902,094

Increase (decrease) in net assets from operations	$882,559	$2,841,891	$7,883,460

	AI8 Sub-Account	AAY Sub-Account	AAM Sub-Account
Income:
Dividend income	$28,032	$1,075,457	$67,698
Expenses:
Mortality and expense risk charges	(27,215)	(425,145)	(116,854)
Distribution and administration charges	(3,266)	(51,017)	(14,022)

Net investment income (loss)	(2,449)	599,295	(63,178)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	82,645	(361,315)	410,920
Realized gain distributions	—	—	—

Net realized gains (losses)	82,645	(361,315)	410,920

Net change in unrealized appreciation (depreciation)	(107,894)	591,789	774,081

Net realized and change in unrealized gains (losses)	(25,249)	230,474	1,185,001

Increase (decrease) in net assets from operations	$(27,698)	$829,769	$1,121,823

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	LRE Sub-Account	LA9 Sub-Account	LAV Sub-Account
Income:
Dividend income	$928,949	$—	$223,777
Expenses:
Mortality and expense risk charges	(816,336)	(588,647)	(815,055)
Distribution and administration charges	(97,960)	(70,638)	(97,807)

Net investment income (loss)	14,653	(659,285)	(689,085)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	277,442	(213,064)	3,364,068
Realized gain distributions	493,081	7,476,826	8,859,141

Net realized gains (losses)	770,523	7,263,762	12,223,209

Net change in unrealized appreciation (depreciation)	(3,344,269)	(5,055,937)	(8,862,261)

Net realized and change in unrealized gains (losses)	(2,573,746)	2,207,825	3,360,948

Increase (decrease) in net assets from operations	$(2,559,093)	$1,548,540	$2,671,863

	GGC Sub-Account	GGE Sub-Account	FFL Sub-Account
Income:
Dividend income	$8,129,203	$9,177,442	$147,074
Expenses:
Mortality and expense risk charges	(5,451,495)	(8,130,052)	(1,817,977)
Distribution and administration charges	(654,179)	(975,606)	(218,157)

Net investment income (loss)	2,023,529	71,784	(1,889,060)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,031,419	9,545,002	6,625,534
Realized gain distributions	11,314,423	14,189,436	9,385,676

Net realized gains (losses)	16,345,842	23,734,438	16,011,210

Net change in unrealized appreciation (depreciation)	11,261,699	10,429,553	(4,011,623)

Net realized and change in unrealized gains (losses)	27,607,541	34,163,991	11,999,587

Increase (decrease) in net assets from operations	$29,631,070	$34,235,775	$10,110,527

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	TEG Sub-Account	FFJ Sub-Account	FFK Sub-Account
Income:
Dividend income	$—	$—	$—
Expenses:
Mortality and expense risk charges	(308,686)	(311,069)	(623,671)
Distribution and administration charges	(37,042)	(37,328)	(74,841)

Net investment income (loss)	(345,728)	(348,397)	(698,512)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,353,145	1,346,988	2,902,662
Realized gain distributions	1,435,726	2,565,353	4,787,913

Net realized gains (losses)	2,788,871	3,912,341	7,690,575

Net change in unrealized appreciation (depreciation)	(1,037,334)	(1,889,383)	(4,289,624)

Net realized and change in unrealized gains (losses)	1,751,537	2,022,958	3,400,951

Increase (decrease) in net assets from operations	$1,405,809	$1,674,561	$2,702,439

	FFS Sub-Account[4]	TND Sub-Account	AAN Sub-Account
Income:
Dividend income	$—	$—	$20,345,507
Expenses:
Mortality and expense risk charges	(306,359)	(530,017)	(10,886,646)
Distribution and administration charges	(36,763)	(63,602)	(1,306,397)

Net investment income (loss)	(343,122)	(593,619)	8,152,464

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(811,334)	643,591	(563,133)
Realized gain distributions	12,613,965	14,191,920	—

Net realized gains (losses)	11,802,631	14,835,511	(563,133)

Net change in unrealized appreciation (depreciation)	(10,897,317)	(15,543,452)	21,975,825

Net realized and change in unrealized gains (losses)	905,314	(707,941)	21,412,692

Increase (decrease) in net assets from operations	$562,192	$(1,301,560)	$29,565,156

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	FFN Sub-Account	NNB Sub-Account[4]	NNC Sub-Account[4]
Income:
Dividend income	$1,158,158	$3,374,482	$1,934,712
Expenses:
Mortality and expense risk charges	(3,034,848)	(817,780)	(588,783)
Distribution and administration charges	(364,182)	(98,134)	(70,654)

Net investment income (loss)	(2,240,872)	2,458,568	1,275,275

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	11,074,000	(280,877)	(381,207)
Realized gain distributions	15,285,211	5,917,932	3,729,173

Net realized gains (losses)	26,359,211	5,637,055	3,347,966

Net change in unrealized appreciation (depreciation)	(8,441,209)	(6,063,936)	(3,613,660)

Net realized and change in unrealized gains (losses)	17,918,002	(426,881)	(265,694)

Increase (decrease) in net assets from operations	$15,677,130	$2,031,687	$1,009,581

	FFO Sub-Account	FFP Sub-Account	MIT Sub-Account
Income:
Dividend income	$5,507,878	$2,512,420	$5,433,445
Expenses:
Mortality and expense risk charges	(4,410,489)	(1,205,311)	(4,143,896)
Distribution and administration charges	(529,259)	(144,637)	(497,268)

Net investment income (loss)	568,130	1,162,472	792,281

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	19,082,314	3,288,684	23,111,511
Realized gain distributions	11,144,002	5,894,707	—

Net realized gains (losses)	30,226,316	9,183,391	23,111,511

Net change in unrealized appreciation (depreciation)	(2,732,105)	2,204,007	10,321,624

Net realized and change in unrealized gains (losses)	27,494,211	11,387,398	33,433,135

Increase (decrease) in net assets from operations	$28,062,341	$12,549,870	$34,225,416

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	MFL Sub-Account	BDS Sub-Account	MF7 Sub-Account
Income:
Dividend income	$1,568,954	$2,785,147	$6,585,472
Expenses:
Mortality and expense risk charges	(1,740,964)	(945,774)	(2,661,370)
Distribution and administration charges	(208,916)	(113,493)	(319,364)

Net investment income (loss)	(380,926)	1,725,880	3,604,738

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	13,155,198	2,435,463	1,323,420
Realized gain distributions	—	188,530	475,074

Net realized gains (losses)	13,155,198	2,623,993	1,798,494

Net change in unrealized appreciation (depreciation)	(1,819,525)	(1,214,922)	1,511,819

Net realized and change in unrealized gains (losses)	11,335,673	1,409,071	3,310,313

Increase (decrease) in net assets from operations	$10,954,747	$3,134,951	$6,915,051

	RGS Sub-Account	RG1 Sub-Account	EME Sub-Account
Income:
Dividend income	$905,013	$265,104	$176,771
Expenses:
Mortality and expense risk charges	(1,455,837)	(701,406)	(351,084)
Distribution and administration charges	(174,700)	(84,169)	(42,130)

Net investment income (loss)	(725,524)	(520,471)	(216,443)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,903,532	5,438,418	958,630
Realized gain distributions	1,679,647	697,660	—

Net realized gains (losses)	6,583,179	6,136,078	958,630

Net change in unrealized appreciation (depreciation)	4,687,212	(1,533,942)	(2,822,414)

Net realized and change in unrealized gains (losses)	11,270,391	4,602,136	(1,863,784)

Increase (decrease) in net assets from operations	$10,544,867	$4,081,665	$(2,080,227)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	EM1 Sub-Account	GGS Sub-Account	GG1 Sub-Account
Income:
Dividend income	$112,267	$88,091	$3,933
Expenses:
Mortality and expense risk charges	(409,518)	(210,266)	(30,097)
Distribution and administration charges	(49,142)	(25,232)	(3,612)

Net investment income (loss)	(346,393)	(147,407)	(29,776)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(907,480)	21,636	(20,703)
Realized gain distributions	—	—	—

Net realized gains (losses)	(907,480)	21,636	(20,703)

Net change in unrealized appreciation (depreciation)	(916,231)	91,896	28,023

Net realized and change in unrealized gains (losses)	(1,823,711)	113,532	7,320

Increase (decrease) in net assets from operations	$(2,170,104)	$(33,875)	$(22,456)

	GGR Sub-Account	GG2 Sub-Account	RES Sub-Account
Income:
Dividend income	$276,500	$4,729	$1,214,054
Expenses:
Mortality and expense risk charges	(687,612)	(36,625)	(1,427,351)
Distribution and administration charges	(82,513)	(4,395)	(171,282)

Net investment income (loss)	(493,625)	(36,291)	(384,579)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,660,389	214,790	6,121,122
Realized gain distributions	—	—	—

Net realized gains (losses)	3,660,389	214,790	6,121,122

Net change in unrealized appreciation (depreciation)	(1,636,924)	(159,578)	(4,538,096)

Net realized and change in unrealized gains (losses)	2,023,465	55,212	1,583,026

Increase (decrease) in net assets from operations	$1,529,840	$18,921	$1,198,447

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	RE1 Sub-Account	GTR Sub-Account	GT2 Sub-Account
Income:
Dividend income	$68,651	$1,893,007	$23,205,095
Expenses:
Mortality and expense risk charges	(127,463)	(845,936)	(12,812,001)
Distribution and administration charges	(15,296)	(101,512)	(1,537,440)

Net investment income (loss)	(74,108)	945,559	8,855,654

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	867,462	102,003	19,656,231
Realized gain distributions	—	83,757	1,130,061

Net realized gains (losses)	867,462	185,760	20,786,292

Net change in unrealized appreciation (depreciation)	(739,771)	913,779	(6,221,380)

Net realized and change in unrealized gains (losses)	127,691	1,099,539	14,564,912

Increase (decrease) in net assets from operations	$53,583	$2,045,098	$23,420,566

	GSS Sub-Account	MFK Sub-Account	HYS Sub-Account
Income:
Dividend income	$2,954,341	$6,476,294	$4,349,605
Expenses:
Mortality and expense risk charges	(1,545,965)	(4,404,021)	(1,043,780)
Distribution and administration charges	(185,516)	(528,482)	(125,254)

Net investment income (loss)	1,222,860	1,543,791	3,180,571

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	436,315	(1,537,289)	2,895,056
Realized gain distributions	—	—	—

Net realized gains (losses)	436,315	(1,537,289)	2,895,056

Net change in unrealized appreciation (depreciation)	2,436,950	8,811,085	(4,739,490)

Net realized and change in unrealized gains (losses)	2,873,265	7,273,796	(1,844,434)

Increase (decrease) in net assets from operations	$4,096,125	$8,817,587	$1,336,137

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	MFC Sub-Account	IGS Sub-Account	IG1 Sub-Account
Income:
Dividend income	$3,977,108	$434,417	$145,909
Expenses:
Mortality and expense risk charges	(1,214,627)	(634,404)	(330,954)
Distribution and administration charges	(145,755)	(76,128)	(39,714)

Net investment income (loss)	2,616,726	(276,115)	(224,759)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,545,513	(627,748)	948,642
Realized gain distributions	—	2,150,905	998,633

Net realized gains (losses)	3,545,513	1,523,157	1,947,275

Net change in unrealized appreciation (depreciation)	(5,207,373)	(4,304,074)	(3,213,889)

Net realized and change in unrealized gains (losses)	(1,661,860)	(2,780,917)	(1,266,614)

Increase (decrease) in net assets from operations	$954,866	$(3,057,032)	$(1,491,373)

	MII Sub-Account	MI1 Sub-Account	MIS Sub-Account
Income:
Dividend income	$975,385	$2,535,000	$1,898,960
Expenses:
Mortality and expense risk charges	(641,232)	(2,227,372)	(4,438,479)
Distribution and administration charges	(76,948)	(267,285)	(532,618)

Net investment income (loss)	257,205	40,343	(3,072,137)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,130,656	10,333,870	23,898,281
Realized gain distributions	—	—	29,028,613

Net realized gains (losses)	1,130,656	10,333,870	52,926,894

Net change in unrealized appreciation (depreciation)	(1,411,845)	(10,708,178)	(16,573,162)

Net realized and change in unrealized gains (losses)	(281,189)	(374,308)	36,353,732

Increase (decrease) in net assets from operations	$(23,984)	$(333,965)	$33,281,595

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	M1B Sub-Account	MMS Sub-Account	MM1 Sub-Account
Income:
Dividend income	$124,157	$—	$—
Expenses:
Mortality and expense risk charges	(663,750)	(910,361)	(3,203,184)
Distribution and administration charges	(79,650)	(109,243)	(384,382)

Net investment income (loss)	(619,243)	(1,019,604)	(3,587,566)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,444,722	—	—
Realized gain distributions	3,678,811	—	—

Net realized gains (losses)	9,123,533	—	—

Net change in unrealized appreciation (depreciation)	(4,622,768)	—	—

Net realized and change in unrealized gains (losses)	4,500,765	—	—

Increase (decrease) in net assets from operations	$3,881,522	$(1,019,604)	$(3,587,566)

	NWD Sub-Account[3]	M1A Sub-Account[3]	RIS Sub-Account
Income:
Dividend income	$—	$—	$591,863
Expenses:
Mortality and expense risk charges	(513,146)	(490,799)	(421,748)
Distribution and administration charges	(61,577)	(58,896)	(50,610)

Net investment income (loss)	(574,723)	(549,695)	119,505

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,486,476	3,033,434	(871,003)
Realized gain distributions	18,158,865	15,471,683	326,951

Net realized gains (losses)	20,645,341	18,505,117	(544,052)

Net change in unrealized appreciation (depreciation)	(26,631,018)	(23,489,894)	(2,197,135)

Net realized and change in unrealized gains (losses)	(5,985,677)	(4,984,777)	(2,741,187)

Increase (decrease) in net assets from operations	$(6,560,400)	$(5,534,472)	$(2,621,682)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	RI1 Sub-Account	SIS Sub-Account	SI1 Sub-Account
Income:
Dividend income	$1,183,841	$1,225,669	$237,119
Expenses:
Mortality and expense risk charges	(1,171,066)	(487,531)	(111,167)
Distribution and administration charges	(140,528)	(58,504)	(13,340)

Net investment income (loss)	(127,753)	679,634	112,612

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	6,883,704	974,257	146,175
Realized gain distributions	771,813	—	—

Net realized gains (losses)	7,655,517	974,257	146,175

Net change in unrealized appreciation (depreciation)	(14,031,938)	(968,911)	(152,345)

Net realized and change in unrealized gains (losses)	(6,376,421)	5,346	(6,170)

Increase (decrease) in net assets from operations	$(6,504,174)	$684,980	$106,442

	TEC Sub-Account	TE1 Sub-Account	UTS Sub-Account[3]
Income:
Dividend income	$—	$—	$9,180,405
Expenses:
Mortality and expense risk charges	(196,648)	(20,273)	(1,254,555)
Distribution and administration charges	(23,598)	(2,433)	(150,547)

Net investment income (loss)	(220,246)	(22,706)	7,775,303

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,472,122	199,474	17,503,171
Realized gain distributions	294,351	29,064	15,007,189

Net realized gains (losses)	1,766,473	228,538	32,510,360

Net change in unrealized appreciation (depreciation)	(211,952)	(94,121)	(24,594,533)

Net realized and change in unrealized gains (losses)	1,554,521	134,417	7,915,827

Increase (decrease) in net assets from operations	$1,334,275	$111,711	$15,691,130

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	MFE Sub-Account[3]	MVS Sub-Account[3]	MV1 Sub-Account[3]
Income:
Dividend income	$5,307,784	$3,973,344	$5,047,077
Expenses:
Mortality and expense risk charges	(946,428)	(958,710)	(1,624,899)
Distribution and administration charges	(113,571)	(115,045)	(194,988)

Net investment income (loss)	4,247,785	2,899,589	3,227,190

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	13,020,840	4,345,990	27,260,569
Realized gain distributions	9,366,737	14,086,724	20,530,185

Net realized gains (losses)	22,387,577	18,432,714	47,790,754

Net change in unrealized appreciation (depreciation)	(16,620,980)	(19,365,977)	(48,526,959)

Net realized and change in unrealized gains (losses)	5,766,597	(933,263)	(736,205)

Increase (decrease) in net assets from operations	$10,014,382	$1,966,326	$2,490,985

	VSC Sub-Account	6XX Sub-Account	SC3 Sub-Account
Income:
Dividend income	$710,916	$12,238,025	$69,311
Expenses:
Mortality and expense risk charges	(1,546,476)	(11,618,238)	(51,472)
Distribution and administration charges	(185,577)	(1,394,189)	(6,177)

Net investment income (loss)	(1,021,137)	(774,402)	11,662

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	19,413,491	6,524,036	285,632
Realized gain distributions	17,843,208	8,866,144	—

Net realized gains (losses)	37,256,699	15,390,180	285,632

Net change in unrealized appreciation (depreciation)	(31,288,012)	7,164,790	118,804

Net realized and change in unrealized gains (losses)	5,968,687	22,554,970	404,436

Increase (decrease) in net assets from operations	$4,947,550	$21,780,568	$416,098

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	SRE Sub-Account	8XX Sub-Account	5XX Sub-Account
Income:
Dividend income	$1,715,512	$7,604,549	$1,316,901
Expenses:
Mortality and expense risk charges	(1,534,604)	(7,980,768)	(3,148,914)
Distribution and administration charges	(184,153)	(957,692)	(377,870)

Net investment income (loss)	(3,245)	(1,333,911)	(2,209,883)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	17,239,500	16,032,431	(3,134,844)
Realized gain distributions	—	9,105,736	—

Net realized gains (losses)	17,239,500	25,138,167	(3,134,844)

Net change in unrealized appreciation (depreciation)	(4,434,478)	(6,317,363)	9,509,592

Net realized and change in unrealized gains (losses)	12,805,022	18,820,804	6,374,748

Increase (decrease) in net assets from operations	$12,801,777	$17,486,893	$4,164,865

	SDC Sub-Account	S15 Sub-Account	SGC Sub-Account
Income:
Dividend income	$5,218,759	$2,224,311	$455,430
Expenses:
Mortality and expense risk charges	(6,405,807)	(3,081,502)	(729,646)
Distribution and administration charges	(768,697)	(369,780)	(87,558)

Net investment income (loss)	(1,955,745)	(1,226,971)	(361,774)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,328,780	(24,363)	2,746,972
Realized gain distributions	1,614,249	829,071	5,007,022

Net realized gains (losses)	2,943,029	804,708	7,753,994

Net change in unrealized appreciation (depreciation)	(4,640,722)	(1,946,382)	(3,589,265)

Net realized and change in unrealized gains (losses)	(1,697,693)	(1,141,674)	4,164,729

Increase (decrease) in net assets from operations	$(3,653,438)	$(2,368,645)	$3,802,955

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	S13 Sub-Account	7XX Sub-Account	2XX Sub-Account
Income:
Dividend income	$278,166	$27,078,033	$26,469
Expenses:
Mortality and expense risk charges	(537,680)	(29,902,975)	(140,510)
Distribution and administration charges	(64,522)	(3,588,357)	(16,861)

Net investment income (loss)	(324,036)	(6,413,299)	(130,902)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	813,998	41,192,476	325,037
Realized gain distributions	3,987,865	23,704,083	1,335,338

Net realized gains (losses)	4,801,863	64,896,559	1,660,375

Net change in unrealized appreciation (depreciation)	(1,476,683)	9,177,059	(1,414,657)

Net realized and change in unrealized gains (losses)	3,325,180	74,073,618	245,718

Increase (decrease) in net assets from operations	$3,001,144	$67,660,319	$114,816

	AAW Sub-Account	VKM Sub-Account	OCA Sub-Account
Income:
Dividend income	$—	$—	$42,460
Expenses:
Mortality and expense risk charges	(50,318)	(170,556)	(359,198)
Distribution and administration charges	(6,038)	(20,467)	(43,104)

Net investment income (loss)	(56,356)	(191,023)	(359,842)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	158,926	367,934	3,371,310
Realized gain distributions	244,307	1,560,193	568,515

Net realized gains (losses)	403,233	1,928,127	3,939,825

Net change in unrealized appreciation (depreciation)	(221,654)	(1,813,733)	(651,907)

Net realized and change in unrealized gains (losses)	181,579	114,394	3,287,918

Increase (decrease) in net assets from operations	$125,223	$(76,629)	$2,928,076

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	OBV Sub-Account	OGG Sub-Account	OMG Sub-Account
Income:
Dividend income	$223,915	$260,334	$1,822,195
Expenses:
Mortality and expense risk charges	(188,090)	(448,436)	(4,829,324)
Distribution and administration charges	(22,571)	(53,812)	(579,519)

Net investment income (loss)	13,254	(241,914)	(3,586,648)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,010,197	2,344,024	37,054,448
Realized gain distributions	—	1,369,761	6,406,329

Net realized gains (losses)	1,010,197	3,713,785	43,460,777

Net change in unrealized appreciation (depreciation)	(263,789)	(3,359,456)	(14,645,331)

Net realized and change in unrealized gains (losses)	746,408	354,329	28,815,446

Increase (decrease) in net assets from operations	$759,662	$112,415	$25,228,798

	OMS Sub-Account	AAQ Sub-Account	PRA Sub-Account
Income:
Dividend income	$51,124	$—	$1,612,319
Expenses:
Mortality and expense risk charges	(127,266)	(3,830)	(485,141)
Distribution and administration charges	(15,272)	(460)	(58,217)

Net investment income (loss)	(91,414)	(4,290)	1,068,961

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,140,990	10,656	(391,425)
Realized gain distributions	1,134,708	3,700	—

Net realized gains (losses)	2,275,698	14,356	(391,425)

Net change in unrealized appreciation (depreciation)	(1,456,218)	(5,991)	(938,965)

Net realized and change in unrealized gains (losses)	819,480	8,365	(1,330,390)

Increase (decrease) in net assets from operations	$728,066	$4,075	$(261,429)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	AAP Sub-Account	BBD Sub-Account	PCR Sub-Account
Income:
Dividend income	$1,237,837	$1,549	$191,791
Expenses:
Mortality and expense risk charges	(345,539)	(7,975)	(792,056)
Distribution and administration charges	(41,465)	(957)	(95,047)

Net investment income (loss)	850,833	(7,383)	(695,312)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	67,619	(65,190)	(5,652,909)
Realized gain distributions	—	—	—

Net realized gains (losses)	67,619	(65,190)	(5,652,909)

Net change in unrealized appreciation (depreciation)	(1,221,458)	(37,409)	(3,744,104)

Net realized and change in unrealized gains (losses)	(1,153,839)	(102,599)	(9,397,013)

Increase (decrease) in net assets from operations	$(303,006)	$(109,982)	$(10,092,325)

	PMB Sub-Account	BBE Sub-Account	6TT Sub-Account
Income:
Dividend income	$1,009,898	$22,757	$16,360,457
Expenses:
Mortality and expense risk charges	(290,063)	(6,392)	(10,050,844)
Distribution and administration charges	(34,808)	(767)	(1,206,101)

Net investment income (loss)	685,027	15,598	5,103,512

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(68,481)	(3,634)	(15,411,646)
Realized gain distributions	338,216	8,233	—

Net realized gains (losses)	269,735	4,599	(15,411,646)

Net change in unrealized appreciation (depreciation)	(839,855)	(19,864)	30,917,475

Net realized and change in unrealized gains (losses)	(570,120)	(15,265)	15,505,829

Increase (decrease) in net assets from operations	$114,907	$333	$20,609,341

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	PRR Sub-Account	PTR Sub-Account	AAR Sub-Account
Income:
Dividend income	$1,064,986	$6,105,509	$—
Expenses:
Mortality and expense risk charges	(1,128,250)	(4,316,941)	(319,544)
Distribution and administration charges	(135,390)	(518,033)	(38,345)

Net investment income (loss)	(198,654)	1,270,535	(357,889)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	778,670	2,118,996	235,549
Realized gain distributions	—	—	286,726

Net realized gains (losses)	778,670	2,118,996	522,275

Net change in unrealized appreciation (depreciation)	770,012	3,915,623	324,062

Net realized and change in unrealized gains (losses)	1,548,682	6,034,619	846,337

Increase (decrease) in net assets from operations	$1,350,028	$7,305,154	$488,448

	AAS Sub-Account	WTF Sub-Account	USC Sub-Account
Income:
Dividend income	$210,414	$—	$—
Expenses:
Mortality and expense risk charges	(199,377)	(6,947)	(1,342)
Distribution and administration charges	(23,925)	(834)	(161)

Net investment income (loss)	(12,888)	(7,781)	(1,503)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	896,047	67,037	224
Realized gain distributions	—	54,735	9,847

Net realized gains (losses)	896,047	121,772	10,071

Net change in unrealized appreciation (depreciation)	548,747	(108,196)	(6,358)

Net realized and change in unrealized gains (losses)	1,444,794	13,576	3,713

Increase (decrease) in net assets from operations	$1,431,906	$5,795	$2,210

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

AAL Sub-Account
Income:
Dividend income	$530,539
Expenses:
Mortality and expense risk charges	(548,600)
Distribution and administration charges	(65,832)

Net investment income (loss)	(83,893)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(212,641)
Realized gain distributions	—

Net realized gains (losses)	(212,641)

Net change in unrealized appreciation (depreciation)	1,766,754

Net realized and change in unrealized gains (losses)	1,554,113

Increase (decrease) in net assets from operations	$1,470,220

[3]	These Sub-Accounts were closed and merged into new Sub-Accounts during 2014 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2014. See Note 1 for additional information around merged Sub-Accounts.
[4]	The activities for these Sub-Accounts are for the period of August 11, 2014 to December 31, 2014. Refer to Note 1 for details on merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AVB Sub-Account		AAA Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$488,297	$393,966	$(1,419,375)	$(993,036)
Net realized gains (losses)	12,789,448	3,504,978	6,576,169	1,419,361
Net change in unrealized appreciation/(depreciation)	(9,850,928)	4,527,560	(2,132,333)	6,934,531

Increase (decrease) in net assets from operations	3,426,817	8,426,504	3,024,461	7,360,856

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	233,634	280,627	445,073	512,501
Transfers between Sub-Accounts (including the Fixed Account), net	3,757,190	5,654,349	16,017,068	48,271,325
Withdrawals, surrenders, annuitizations and contract charges	(8,486,683)	(7,799,890)	(9,563,120)	(3,503,370)

Net accumulation activity	(4,495,859)	(1,864,914)	6,899,021	45,280,456

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(4,495,859)	(1,864,914)	6,899,021	45,280,456

Total increase (decrease) in net assets	(1,069,042)	6,561,590	9,923,482	52,641,312
Net assets at beginning of year	65,572,601	59,011,011	106,896,574	54,255,262

Net assets at end of year	$64,503,559	$65,572,601	$116,820,056	$106,896,574

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AN4 Sub-Account		IVB Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(141,139)	$(85,257)	$899,111	$2,541,320
Net realized gains (losses)	366,181	200,029	3,307,411	5,395,068
Net change in unrealized appreciation/(depreciation)	(449,127)	873,062	(8,630,240)	3,944,056

Increase (decrease) in net assets from operations	(224,085)	987,834	(4,423,718)	11,880,444

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	83,668	48,786	483,614	772,533
Transfers between Sub-Accounts (including the Fixed Account), net	366,955	406,945	2,297,346	(4,727,904)
Withdrawals, surrenders, annuitizations and contract charges	(1,505,739)	(1,085,916)	(8,163,120)	(8,394,728)

Net accumulation activity	(1,055,116)	(630,185)	(5,382,160)	(12,350,099)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(1,055,116)	(630,185)	(5,382,160)	(12,350,099)

Total increase (decrease) in net assets	(1,279,201)	357,649	(9,805,878)	(469,655)
Net assets at beginning of year	9,149,747	8,792,098	63,128,091	63,597,746

Net assets at end of year	$7,870,546	$9,149,747	$53,322,213	$63,128,091

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AAU Sub-Account		9XX Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(112,413)	$(67,007)	$3,304,685	$(5,069,627)
Net realized gains (losses)	1,365,888	785,315	81,106,273	53,419,036
Net change in unrealized appreciation/(depreciation)	(636,612)	773,419	(81,789,481)	45,174,332

Increase (decrease) in net assets from operations	616,863	1,491,727	2,621,477	93,523,741

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	22,219	22,964	4,752,181	3,725,468
Transfers between Sub-Accounts (including the Fixed Account), net	640,877	6,706,751	(9,873,354)	(27,871,921)
Withdrawals, surrenders, annuitizations and contract charges	(1,265,996)	(641,772)	(101,174,602)	(70,390,862)

Net accumulation activity	(602,900)	6,087,943	(106,295,775)	(94,537,315)

Annuitization Activity:
Annuitizations	—	—	14,920	16,498
Annuity payments and contract charges	(1,632)	(1,392)	(26,376)	(11,188)
Adjustments to annuity reserves	(633)	(741)	(2,258)	(2,338)

Net annuitization activity	(2,265)	(2,133)	(13,714)	2,972

Net increase (decrease) from contract owner transactions	(605,165)	6,085,810	(106,309,489)	(94,534,343)

Total increase (decrease) in net assets	11,698	7,577,537	(103,688,012)	(1,010,602)
Net assets at beginning of year	9,166,477	1,588,940	787,728,876	788,739,478

Net assets at end of year	$9,178,175	$9,166,477	$684,040,864	$787,728,876

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	NMT Sub-Account		MCC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(785)	$(568)	$(1,738,876)	$(1,615,180)
Net realized gains (losses)	5,289	1,079	20,773,528	11,052,755
Net change in unrealized appreciation/(depreciation)	(1,138)	15,081	(12,064,585)	27,659,481

Increase (decrease) in net assets from operations	3,366	15,592	6,970,067	37,097,056

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	12,414	—	896,471	862,548
Transfers between Sub-Accounts (including the Fixed Account), net	(3,278)	(8,333)	(6,034,943)	(19,314,602)
Withdrawals, surrenders, annuitizations and contract charges	(12,980)	(1,396)	(16,985,651)	(14,444,048)

Net accumulation activity	(3,844)	(9,729)	(22,124,123)	(32,896,102)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(3,730)	(3,322)
Adjustments to annuity reserves	—	—	(219)	(1,205)

Net annuitization activity	—	—	(3,949)	(4,527)

Net increase (decrease) from contract owner transactions	(3,844)	(9,729)	(22,128,072)	(32,900,629)

Total increase (decrease) in net assets	(478)	5,863	(15,158,005)	4,196,427
Net assets at beginning of year	47,121	41,258	110,940,837	106,744,410

Net assets at end of year	$46,643	$47,121	$95,782,832	$110,940,837

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	NNG Sub-Account		CMG Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(254)	$(463)	$(519,139)	$(494,404)
Net realized gains (losses)	13,968	169	7,720,506	4,996,418
Net change in unrealized appreciation/(depreciation)	(14,282)	9,181	(4,953,072)	4,217,352

Increase (decrease) in net assets from operations	(568)	8,887	2,248,295	8,719,366

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	97,762	214,326
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	2,592,461	(1,191,199)
Withdrawals, surrenders, annuitizations and contract charges	(35,009)	(5)	(4,174,238)	(5,771,131)

Net accumulation activity	(35,009)	(5)	(1,484,015)	(6,748,004)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(3,070)	(2,605)
Adjustments to annuity reserves	—	—	(1,172)	(1,377)

Net annuitization activity	—	—	(4,242)	(3,982)

Net increase (decrease) from contract owner transactions	(35,009)	(5)	(1,488,257)	(6,751,986)

Total increase (decrease) in net assets	(35,577)	8,882	760,038	1,967,380
Net assets at beginning of year	35,578	26,696	31,284,082	29,316,702

Net assets at end of year	$1	$35,578	$32,044,120	$31,284,082

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	NMI Sub-Account		CSC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(148,234)	$(127,372)	$(420)	$(230)
Net realized gains (losses)	437,782	601,280	8,014	(145)
Net change in unrealized appreciation/(depreciation)	(928,684)	1,184,396	(7,053)	6,547

Increase (decrease) in net assets from operations	(639,136)	1,658,304	541	6,172

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	63,026	63,275	12,414	—
Transfers between Sub-Accounts (including the Fixed Account), net	267,983	(725,803)	(32)	14,346
Withdrawals, surrenders, annuitizations and contract charges	(1,261,012)	(1,112,509)	(12,234)	(109)

Net accumulation activity	(930,003)	(1,775,037)	148	14,237

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(930,003)	(1,775,037)	148	14,237

Total increase (decrease) in net assets	(1,569,139)	(116,733)	689	20,409
Net assets at beginning of year	9,749,224	9,865,957	35,796	15,387

Net assets at end of year	$8,180,085	$9,749,224	$36,485	$35,796

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FVB Sub-Account		FL1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(339,423)	$(274,598)	$(2,259,255)	$(2,043,632)
Net realized gains (losses)	16,712,016	8,821,865	29,801,697	28,158,554
Net change in unrealized appreciation/(depreciation)	(7,546,652)	6,966,114	(5,608,320)	33,762,988

Increase (decrease) in net assets from operations	8,825,941	15,513,381	21,934,122	59,877,910

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,044,977	430,300	1,071,877	1,178,450
Transfers between Sub-Accounts (including the Fixed Account), net	14,994,017	9,484,749	(6,530,278)	(13,333,664)
Withdrawals, surrenders, annuitizations and contract charges	(12,638,518)	(9,421,104)	(30,088,793)	(31,792,860)

Net accumulation activity	3,400,476	493,945	(35,547,194)	(43,948,074)

Annuitization Activity:
Annuitizations	—	—	—	11,693
Annuity payments and contract charges	—	—	(11,531)	(9,992)
Adjustments to annuity reserves	—	—	(2,632)	(2,461)

Net annuitization activity	—	—	(14,163)	(760)

Net increase (decrease) from contract owner transactions	3,400,476	493,945	(35,561,357)	(43,948,834)

Total increase (decrease) in net assets	12,226,417	16,007,326	(13,627,235)	15,929,076
Net assets at beginning of year	103,919,564	87,912,238	242,518,324	226,589,248

Net assets at end of year	$116,145,981	$103,919,564	$228,891,089	$242,518,324

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	F10 Sub-Account		F15 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(29,208)	$(22,718)	$(91,864)	$(77,190)
Net realized gains (losses)	402,870	490,521	2,241,368	2,222,125
Net change in unrealized appreciation/(depreciation)	(258,547)	112,744	(1,507,068)	988,561

Increase (decrease) in net assets from operations	115,115	580,547	642,436	3,133,496

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	29,268	1,154	1,081,037	70,160
Transfers between Sub-Accounts (including the Fixed Account), net	(77,329)	60,937	87,936	(403,051)
Withdrawals, surrenders, annuitizations and contract charges	(1,355,724)	(1,218,438)	(5,976,945)	(5,131,965)

Net accumulation activity	(1,403,785)	(1,156,347)	(4,807,972)	(5,464,856)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(1,403,785)	(1,156,347)	(4,807,972)	(5,464,856)

Total increase (decrease) in net assets	(1,288,670)	(575,800)	(4,165,536)	(2,331,360)
Net assets at beginning of year	5,112,070	5,687,870	25,834,253	28,165,613

Net assets at end of year	$3,823,400	$5,112,070	$21,668,717	$25,834,253

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	F20 Sub-Account		FVM Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(117,048)	$(50,144)	$(2,496,398)	$(2,264,479)
Net realized gains (losses)	2,763,713	1,469,476	19,047,576	31,939,727
Net change in unrealized appreciation/(depreciation)	(1,640,781)	3,502,768	(10,339,311)	16,712,825

Increase (decrease) in net assets from operations	1,005,884	4,922,100	6,211,867	46,388,073

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	55,170	5,591	1,532,579	676,832
Transfers between Sub-Accounts (including the Fixed Account), net	376,499	650,396	(2,782,709)	(20,462,669)
Withdrawals, surrenders, annuitizations and contract charges	(7,412,953)	(3,508,953)	(26,014,943)	(17,978,689)

Net accumulation activity	(6,981,284)	(2,852,966)	(27,265,073)	(37,764,526)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(2,631)	(2,640)
Adjustments to annuity reserves	—	—	(188)	(1,095)

Net annuitization activity	—	—	(2,819)	(3,735)

Net increase (decrease) from contract owner transactions	(6,981,284)	(2,852,966)	(27,267,892)	(37,768,261)

Total increase (decrease) in net assets	(5,975,400)	2,069,134	(21,056,025)	8,619,812
Net assets at beginning of year	39,069,394	37,000,260	163,285,319	154,665,507

Net assets at end of year	$33,093,994	$39,069,394	$142,229,294	$163,285,319

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	SGI Sub-Account		TDM Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$4,360,959	$16,935	$(72,729)	$57,714
Net realized gains (losses)	49,580,266	47,763,464	3,900,282	1,405,542
Net change in unrealized appreciation/(depreciation)	(64,034,695)	2,530,363	(7,431,034)	(2,324,629)

Increase (decrease) in net assets from operations	(10,093,470)	50,310,762	(3,603,481)	(861,373)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,381,117	2,188,137	408,754	208,643
Transfers between Sub-Accounts (including the Fixed Account), net	6,070,842	(12,547,953)	3,556,727	5,422,377
Withdrawals, surrenders, annuitizations and contract charges	(54,582,190)	(48,739,411)	(7,811,268)	(5,845,266)

Net accumulation activity	(46,130,231)	(59,099,227)	(3,845,787)	(214,246)

Annuitization Activity:
Annuitizations	22,879	27,554	—	—
Annuity payments and contract charges	(7,448)	(2,222)	(705)	(777)
Adjustments to annuity reserves	(540)	(473)	73	(75)

Net annuitization activity	14,891	24,859	(632)	(852)

Net increase (decrease) from contract owner transactions	(46,115,340)	(59,074,368)	(3,846,419)	(215,098)

Total increase (decrease) in net assets	(56,208,810)	(8,763,606)	(7,449,900)	(1,076,471)
Net assets at beginning of year	456,002,716	464,766,322	43,477,768	44,554,239

Net assets at end of year	$399,793,906	$456,002,716	$36,027,868	$43,477,768

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FTI Sub-Account		S17 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$236,264	$1,258,955	$565,710	$5,262,746
Net realized gains (losses)	18,864,710	6,845,194	2,855,250	11,690,975
Net change in unrealized appreciation/(depreciation)	(39,083,311)	27,659,331	(2,729,291)	(7,049,113)

Increase (decrease) in net assets from operations	(19,982,337)	35,763,480	691,669	9,904,608

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,083,857	1,955,243	322,243	515,811
Transfers between Sub-Accounts (including the Fixed Account), net	14,408,874	(5,562,948)	(1,159,489)	529,888
Withdrawals, surrenders, annuitizations and contract charges	(33,622,672)	(37,981,647)	(5,461,512)	(7,915,483)

Net accumulation activity	(17,129,941)	(41,589,352)	(6,298,758)	(6,869,784)

Annuitization Activity:
Annuitizations	10,541	7,331	—	—
Annuity payments and contract charges	(12,333)	(20,786)	—	—
Adjustments to annuity reserves	1,055	(6,448)	—	—

Net annuitization activity	(737)	(19,903)	—	—

Net increase (decrease) from contract owner transactions	(17,130,678)	(41,609,255)	(6,298,758)	(6,869,784)

Total increase (decrease) in net assets	(37,113,015)	(5,845,775)	(5,607,089)	3,034,824
Net assets at beginning of year	186,410,420	192,256,195	51,560,794	48,525,970

Net assets at end of year	$149,297,405	$186,410,420	$45,953,705	$51,560,794

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AAX Sub-Account		FTG Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$263,469	$186,585	$(100,793)	$334,377
Net realized gains (losses)	(102,149)	47,775	3,344,430	3,123,665
Net change in unrealized appreciation/(depreciation)	(161,098)	(275,145)	(4,551,602)	4,866,395

Increase (decrease) in net assets from operations	222	(40,785)	(1,307,965)	8,324,437

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	47,044	143,632	386,495	172,734
Transfers between Sub-Accounts (including the Fixed Account), net	987,270	5,233,980	2,814,318	(936,246)
Withdrawals, surrenders, annuitizations and contract charges	(1,021,986)	(1,186,992)	(6,173,449)	(5,192,098)

Net accumulation activity	12,328	4,190,620	(2,972,636)	(5,955,610)

Annuitization Activity:
Annuitizations	—	—	22,832	—
Annuity payments and contract charges	—	—	(3,176)	—
Adjustments to annuity reserves	—	—	(213)	—

Net annuitization activity	—	—	19,443	—

Net increase (decrease) from contract owner transactions	12,328	4,190,620	(2,953,193)	(5,955,610)

Total increase (decrease) in net assets	12,550	4,149,835	(4,261,158)	2,368,827
Net assets at beginning of year	8,275,057	4,125,222	34,020,697	31,651,870

Net assets at end of year	$8,287,607	$8,275,057	$29,759,539	$34,020,697

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	ISC Sub-Account		AAZ Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$3,954,709	$5,584,359	$102,953	$136,316
Net realized gains (losses)	4,241,413	5,529,571	72,737	52,673
Net change in unrealized appreciation/(depreciation)	(4,613,362)	2,574,683	(88,332)	127,949

Increase (decrease) in net assets from operations	3,582,760	13,688,613	87,358	316,938

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	892,086	909,479	59,938	460,614
Transfers between Sub-Accounts (including the Fixed Account), net	8,491,046	(1,165,202)	199,978	(155,367)
Withdrawals, surrenders, annuitizations and contract charges	(18,498,558)	(15,921,895)	(241,349)	(142,112)

Net accumulation activity	(9,115,426)	(16,177,618)	18,567	163,135

Annuitization Activity:
Annuitizations	28,993	12,250	—	—
Annuity payments and contract charges	(19,474)	(12,686)	—	—
Adjustments to annuity reserves	(939)	(819)	—	—

Net annuitization activity	8,580	(1,255)	—	—

Net increase (decrease) from contract owner transactions	(9,106,846)	(16,178,873)	18,567	163,135

Total increase (decrease) in net assets	(5,524,086)	(2,490,260)	105,925	480,073
Net assets at beginning of year	118,825,574	121,315,834	2,995,129	2,515,056

Net assets at end of year	$113,301,488	$118,825,574	$3,101,054	$2,995,129

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FMS Sub-Account		BBC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$689,840	$919,304	$1,540	$872
Net realized gains (losses)	23,739,354	23,497,932	16,237	12,994
Net change in unrealized appreciation/(depreciation)	(11,918,763)	32,157,285	(4,092)	27,815

Increase (decrease) in net assets from operations	12,510,431	56,574,521	13,685	41,681

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,242,840	1,126,867	(31)	—
Transfers between Sub-Accounts (including the Fixed Account), net	(5,524,050)	(20,153,341)	93,041	21,432
Withdrawals, surrenders, annuitizations and contract charges	(32,070,157)	(34,169,549)	(7,470)	(3,083)

Net accumulation activity	(36,351,367)	(53,196,023)	85,540	18,349

Annuitization Activity:
Annuitizations	28,327	13,496	—	—
Annuity payments and contract charges	(6,565)	(2,380)	—	—
Adjustments to annuity reserves	(731)	(704)	—	—

Net annuitization activity	21,031	10,412	—	—

Net increase (decrease) from contract owner transactions	(36,330,336)	(53,185,611)	85,540	18,349

Total increase (decrease) in net assets	(23,819,905)	3,388,910	99,225	60,030
Net assets at beginning of year	241,465,876	238,076,966	205,905	145,875

Net assets at end of year	$217,645,971	$241,465,876	$305,130	$205,905

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FVS Sub-Account		BBA Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(461,788)	$(184,929)	$(9,966)	$(3,346)
Net realized gains (losses)	7,555,459	6,124,212	97,831	52,314
Net change in unrealized appreciation/(depreciation)	(7,665,923)	6,850,201	(95,154)	168,788

Increase (decrease) in net assets from operations	(572,252)	12,789,484	(7,289)	217,756

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	388,673	332,375	7,562	566
Transfers between Sub-Accounts (including the Fixed Account), net	1,377,104	879,628	109,249	15,530
Withdrawals, surrenders, annuitizations and contract charges	(7,334,103)	(6,181,974)	(18,279)	(11,142)

Net accumulation activity	(5,568,326)	(4,969,971)	98,532	4,954

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	(1,914)	—	—
Adjustments to annuity reserves	—	2,206	—	—

Net annuitization activity	—	292	—	—

Net increase (decrease) from contract owner transactions	(5,568,326)	(4,969,679)	98,532	4,954

Total increase (decrease) in net assets	(6,140,578)	7,819,805	91,243	222,710
Net assets at beginning of year	47,194,557	39,374,752	865,842	643,132

Net assets at end of year	$41,053,979	$47,194,557	$957,085	$865,842

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	SIC Sub-Account		BBB Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$1,408,585	$1,544,428	$22,668	$20,513
Net realized gains (losses)	352,967	667,271	5,125	7,414
Net change in unrealized appreciation/(depreciation)	(1,627,856)	(1,698,773)	(25,411)	(18,972)

Increase (decrease) in net assets from operations	133,696	512,926	2,382	8,955

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	412,063	582,705	4,200	10,976
Transfers between Sub-Accounts (including the Fixed Account), net	1,035,649	1,661,262	(10,577)	148,564
Withdrawals, surrenders, annuitizations and contract charges	(4,743,497)	(5,619,477)	(17,441)	(46,217)

Net accumulation activity	(3,295,785)	(3,375,510)	(23,818)	113,323

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(3,295,785)	(3,375,510)	(23,818)	113,323

Total increase (decrease) in net assets	(3,162,089)	(2,862,584)	(21,436)	122,278
Net assets at beginning of year	32,166,899	35,029,483	500,863	378,585

Net assets at end of year	$29,004,810	$32,166,899	$479,427	$500,863

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	HBF Sub-Account[3]		HVD Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$348,728	$45,530	$93,692	$62,542
Net realized gains (losses)	2,460,073	805,250	725,177	412,800
Net change in unrealized appreciation/(depreciation)	(2,764,080)	1,142,166	(522,691)	303,727

Increase (decrease) in net assets from operations	44,721	1,992,946	296,178	779,069

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,621	110,372	921	1,016
Transfers between Sub-Accounts (including the Fixed Account), net	(14,333,480)	(1,963,694)	(1,351,434)	(46,852)
Withdrawals, surrenders, annuitizations and contract charges	(695,650)	(1,737,121)	(329,446)	(653,145)

Net accumulation activity	(15,026,509)	(3,590,443)	(1,679,959)	(698,981)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(15,026,509)	(3,590,443)	(1,679,959)	(698,981)

Total increase (decrease) in net assets	(14,981,788)	(1,597,497)	(1,383,781)	80,088
Net assets at beginning of year	14,981,788	16,579,285	4,608,325	4,528,237

Net assets at end of year	$—	$14,981,788	$3,224,544	$4,608,325

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	HVG Sub-Account[3]		HVI Sub-Account[3]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(3,046)	$(5,045)	$35,503	$21,965
Net realized gains (losses)	262,158	90,866	284,933	167,998
Net change in unrealized appreciation/(depreciation)	(273,956)	152,446	(278,547)	15,756

Increase (decrease) in net assets from operations	(14,844)	238,267	41,889	205,719

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	72	640	34	5,880
Transfers between Sub-Accounts (including the Fixed Account), net	(808,563)	(156,820)	(938,816)	(75,743)
Withdrawals, surrenders, annuitizations and contract charges	(7,509)	(99,755)	(35,678)	(265,674)

Net accumulation activity	(816,000)	(255,935)	(974,460)	(335,537)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(816,000)	(255,935)	(974,460)	(335,537)

Total increase (decrease) in net assets	(830,844)	(17,668)	(932,571)	(129,818)
Net assets at beginning of year	830,844	848,512	932,571	1,062,389

Net assets at end of year	$—	$830,844	$—	$932,571

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	HVE Sub-Account		HVM Sub-Account[3]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(2,520)	$(13,959)	$—	$914
Net realized gains (losses)	600,150	273,826	—	24,099
Net change in unrealized appreciation/(depreciation)	(847,540)	680,035	—	(15,488)

Increase (decrease) in net assets from operations	(249,910)	939,902	—	9,525

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	425	4,253	—	1
Transfers between Sub-Accounts (including the Fixed Account), net	(2,008,213)	(556,140)	—	(92,215)
Withdrawals, surrenders, annuitizations and contract charges	(369,975)	(610,508)	—	(232)

Net accumulation activity	(2,377,763)	(1,162,395)	—	(92,446)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(2,377,763)	(1,162,395)	—	(92,446)

Total increase (decrease) in net assets	(2,627,673)	(222,493)	—	(82,921)
Net assets at beginning of year	4,749,934	4,972,427	—	82,921

Net assets at end of year	$2,122,261	$4,749,934	$—	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	HVC Sub-Account[3]		HVS Sub-Account[3]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(2,826)	$(15,386)	$227,674	$85,190
Net realized gains (losses)	412,770	348,809	(403,726)	38,811
Net change in unrealized appreciation/(depreciation)	(401,035)	118,520	220,950	(396,141)

Increase (decrease) in net assets from operations	8,909	451,943	44,898	(272,140)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	66	1,204	1,502	100,764
Transfers between Sub-Accounts (including the Fixed Account), net	(1,501,758)	(227,480)	(8,002,405)	340,773
Withdrawals, surrenders, annuitizations and contract charges	(114,158)	(309,503)	(262,729)	(820,158)

Net accumulation activity	(1,615,850)	(535,779)	(8,263,632)	(378,621)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(1,615,850)	(535,779)	(8,263,632)	(378,621)

Total increase (decrease) in net assets	(1,606,941)	(83,836)	(8,218,734)	(650,761)
Net assets at beginning of year	1,606,941	1,690,777	8,218,734	8,869,495

Net assets at end of year	$—	$1,606,941	$—	$8,218,734

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	HRS Sub-Account[3]		HVR Sub-Account[3]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$44,295	$(14,917)	$(4,374)	$(12,323)
Net realized gains (losses)	207,068	112,060	273,916	205,037
Net change in unrealized appreciation/(depreciation)	(187,444)	79,805	(279,865)	98,362

Increase (decrease) in net assets from operations	63,919	176,948	(10,323)	291,076

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	87	—	54	—
Transfers between Sub-Accounts (including the Fixed Account), net	(2,246,995)	(89,970)	(1,386,741)	(150,388)
Withdrawals, surrenders, annuitizations and contract charges	(147,641)	(213,781)	(45,544)	(92,824)

Net accumulation activity	(2,394,549)	(303,751)	(1,432,231)	(243,212)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(2,394,549)	(303,751)	(1,432,231)	(243,212)

Total increase (decrease) in net assets	(2,330,630)	(126,803)	(1,442,554)	47,864
Net assets at beginning of year	2,330,630	2,457,433	1,442,554	1,394,690

Net assets at end of year	$—	$2,330,630	$—	$1,442,554

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	HSS Sub-Account		VKC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(46,072)	$(65,157)	$(173,138)	$(93,963)
Net realized gains (losses)	1,291,671	756,049	1,927,616	972,308
Net change in unrealized appreciation/(depreciation)	(1,445,066)	703,423	(871,919)	1,439,732

Increase (decrease) in net assets from operations	(199,467)	1,394,315	882,559	2,318,077

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	275	4,923	30,655	100,178
Transfers between Sub-Accounts (including the Fixed Account), net	(808,097)	(747,605)	1,018,550	3,770,324
Withdrawals, surrenders, annuitizations and contract charges	(456,959)	(599,769)	(1,492,481)	(896,380)

Net accumulation activity	(1,264,781)	(1,342,451)	(443,276)	2,974,122

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(1,264,781)	(1,342,451)	(443,276)	2,974,122

Total increase (decrease) in net assets	(1,464,248)	51,864	439,283	5,292,199
Net assets at beginning of year	5,154,845	5,102,981	11,412,161	6,119,962

Net assets at end of year	$3,690,597	$5,154,845	$11,851,444	$11,412,161

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	VLC Sub-Account		VKU Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(247,196)	$(66,717)	$(18,634)	$49,898
Net realized gains (losses)	4,351,174	3,804,837	11,702,853	3,182,923
Net change in unrealized appreciation/(depreciation)	(1,262,087)	5,653,647	(3,800,759)	12,250,499

Increase (decrease) in net assets from operations	2,841,891	9,391,767	7,883,460	15,483,320

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	276,972	212,078	434,142	441,064
Transfers between Sub-Accounts (including the Fixed Account), net	4,335,491	9,987,374	21,976,167	34,380,361
Withdrawals, surrenders, annuitizations and contract charges	(5,940,353)	(4,660,050)	(10,483,462)	(6,064,914)

Net accumulation activity	(1,327,890)	5,539,402	11,926,847	28,756,511

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(1,327,890)	5,539,402	11,926,847	28,756,511

Total increase (decrease) in net assets	1,514,001	14,931,169	19,810,307	44,239,831
Net assets at beginning of year	39,678,147	24,746,978	101,917,116	57,677,285

Net assets at end of year	$41,192,148	$39,678,147	$121,727,423	$101,917,116

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AI8 Sub-Account		AAY Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(2,449)	$(3,896)	$599,295	$385,616
Net realized gains (losses)	82,645	26,118	(361,315)	(212,419)
Net change in unrealized appreciation/(depreciation)	(107,894)	120,964	591,789	(729,964)

Increase (decrease) in net assets from operations	(27,698)	143,186	829,769	(556,767)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	8,733	1,077	327,163	381,213
Transfers between Sub-Accounts (including the Fixed Account), net	888,734	1,010,100	13,615,587	16,635,025
Withdrawals, surrenders, annuitizations and contract charges	(171,817)	(75,241)	(2,577,269)	(1,627,592)

Net accumulation activity	725,650	935,936	11,365,481	15,388,646

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	725,650	935,936	11,365,481	15,388,646

Total increase (decrease) in net assets	697,952	1,079,122	12,195,250	14,831,879
Net assets at beginning of year	1,265,384	186,262	23,724,644	8,892,765

Net assets at end of year	$1,963,336	$1,265,384	$35,919,894	$23,724,644

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AAM Sub-Account		LRE Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(63,178)	$(10,435)	$14,653	$(170,782)
Net realized gains (losses)	410,920	387,777	770,523	1,523,972
Net change in unrealized appreciation/(depreciation)	774,081	790,127	(3,344,269)	(2,794,756)

Increase (decrease) in net assets from operations	1,121,823	1,167,469	(2,559,093)	(1,441,566)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	21,737	2,291	306,347	408,449
Transfers between Sub-Accounts (including the Fixed Account), net	7,825,598	3,092,397	1,966,248	6,086,415
Withdrawals, surrenders, annuitizations and contract charges	(705,207)	(249,047)	(8,352,023)	(6,327,205)

Net accumulation activity	7,142,128	2,845,641	(6,079,428)	167,659

Annuitization Activity:
Annuitizations	—	—	—	3,192
Annuity payments and contract charges	—	—	(199)	(98)
Adjustments to annuity reserves	—	—	(42)	(64)

Net annuitization activity	—	—	(241)	3,030

Net increase (decrease) from contract owner transactions	7,142,128	2,845,641	(6,079,669)	170,689

Total increase (decrease) in net assets	8,263,951	4,013,110	(8,638,762)	(1,270,877)
Net assets at beginning of year	5,212,710	1,199,600	60,059,241	61,330,118

Net assets at end of year	$13,476,661	$5,212,710	$51,420,479	$60,059,241

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	LA9 Sub-Account		LAV Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(659,285)	$(695,270)	$(689,085)	$(733,799)
Net realized gains (losses)	7,263,762	9,543,810	12,223,209	11,448,925
Net change in unrealized appreciation/(depreciation)	(5,055,937)	3,142,969	(8,862,261)	3,570,808

Increase (decrease) in net assets from operations	1,548,540	11,991,509	2,671,863	14,285,934

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	298,164	274,864	217,077	559,561
Transfers between Sub-Accounts (including the Fixed Account), net	(569,661)	(4,519,247)	(1,777,332)	6,180,923
Withdrawals, surrenders, annuitizations and contract charges	(6,948,472)	(6,990,773)	(7,429,732)	(6,494,069)

Net accumulation activity	(7,219,969)	(11,235,156)	(8,989,987)	246,415

Annuitization Activity:
Annuitizations	—	—	—	6,204
Annuity payments and contract charges	(4,217)	(2,521)	(414)	(194)
Adjustments to annuity reserves	48	(424)	(114)	(135)

Net annuitization activity	(4,169)	(2,945)	(528)	5,875

Net increase (decrease) from contract owner transactions	(7,224,138)	(11,238,101)	(8,990,515)	252,290

Total increase (decrease) in net assets	(5,675,598)	753,408	(6,318,652)	14,538,224
Net assets at beginning of year	40,883,716	40,130,308	56,663,879	42,125,655

Net assets at end of year	$35,208,118	$40,883,716	$50,345,227	$56,663,879

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	GGC Sub-Account[6]		GGE Sub-Account[6]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$2,023,529	$5,543,151	$71,784	$5,959,245
Net realized gains (losses)	16,345,842	473,391	23,734,438	712,266
Net change in unrealized appreciation/(depreciation)	11,261,699	24,826,971	10,429,553	32,324,726

Increase (decrease) in net assets from operations	29,631,070	30,843,513	34,235,775	38,996,237

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	7,109,105	4,055,109	5,868,471	2,384,972
Transfers between Sub-Accounts (including the Fixed Account), net	(1,094,228)	438,485,162	(5,861,752)	579,019,905
Withdrawals, surrenders, annuitizations and contract charges	(56,624,204)	(23,518,597)	(102,462,509)	(38,196,053)

Net accumulation activity	(50,609,327)	419,021,674	(102,455,790)	543,208,824

Annuitization Activity:
Annuitizations	569,036	45,516	44,506	7,190
Annuity payments and contract charges	(692,828)	(242,124)	(38,237)	(5,900)
Adjustments to annuity reserves	(8,582)	(282,852)	855	(8,044)

Net annuitization activity	(132,374)	(479,460)	7,124	(6,754)

Net increase (decrease) from contract owner transactions	(50,741,701)	418,542,214	(102,448,666)	543,202,070

Total increase (decrease) in net assets	(21,110,631)	449,385,727	(68,212,891)	582,198,307
Net assets at beginning of year	449,385,727	—	582,198,307	—

Net assets at end of year	$428,275,096	$449,385,727	$513,985,416	$582,198,307

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FFL Sub-Account		TEG Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(1,889,060)	$(1,627,663)	$(345,728)	$(278,111)
Net realized gains (losses)	16,011,210	4,663,394	2,788,871	1,149,209
Net change in unrealized appreciation/(depreciation)	(4,011,623)	38,324,639	(1,037,334)	4,528,837

Increase (decrease) in net assets from operations	10,110,527	41,360,370	1,405,809	5,399,935

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,001,191	1,744,271	65,188	217,447
Transfers between Sub-Accounts (including the Fixed Account), net	(2,258,549)	(3,137,135)	2,081,767	9,933
Withdrawals, surrenders, annuitizations and contract charges	(17,711,800)	(16,127,423)	(2,360,293)	(2,775,072)

Net accumulation activity	(17,969,158)	(17,520,287)	(213,338)	(2,547,692)

Annuitization Activity:
Annuitizations	28,839	66,800	4,352	—
Annuity payments and contract charges	(117,153)	(102,743)	(3,597)	(2,677)
Adjustments to annuity reserves	(18,162)	(113,829)	(147)	403

Net annuitization activity	(106,476)	(149,772)	608	(2,274)

Net increase (decrease) from contract owner transactions	(18,075,634)	(17,670,059)	(212,730)	(2,549,966)

Total increase (decrease) in net assets	(7,965,107)	23,690,311	1,193,079	2,849,969
Net assets at beginning of year	150,048,532	126,358,221	20,199,476	17,349,507

Net assets at end of year	$142,083,425	$150,048,532	$21,392,555	$20,199,476

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FFJ Sub-Account		FFK Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(348,397)	$(320,563)	$(698,512)	$(714,142)
Net realized gains (losses)	3,912,341	869,937	7,690,575	2,557,701
Net change in unrealized appreciation/(depreciation)	(1,889,383)	6,178,058	(4,289,624)	11,057,386

Increase (decrease) in net assets from operations	1,674,561	6,727,432	2,702,439	12,900,945

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	243,979	330,641	660,600	580,124
Transfers between Sub-Accounts (including the Fixed Account), net	109,799	1,240,620	(771,702)	(5,140,623)
Withdrawals, surrenders, annuitizations and contract charges	(2,633,791)	(2,539,900)	(5,956,042)	(6,225,298)

Net accumulation activity	(2,280,013)	(968,639)	(6,067,144)	(10,785,797)

Annuitization Activity:
Annuitizations	10,204	—	—	—
Annuity payments and contract charges	(11,448)	(7,958)	(867)	(860)
Adjustments to annuity reserves	1,126	2,717	(229)	1,166

Net annuitization activity	(118)	(5,241)	(1,096)	306

Net increase (decrease) from contract owner transactions	(2,280,131)	(973,880)	(6,068,240)	(10,785,491)

Total increase (decrease) in net assets	(605,570)	5,753,552	(3,365,801)	2,115,454
Net assets at beginning of year	24,799,452	19,045,900	43,834,880	41,719,426

Net assets at end of year	$24,193,882	$24,799,452	$40,469,079	$43,834,880

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FFS Sub-Account[4]		TND Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(343,122)	$—	$(593,619)	$(259,133)
Net realized gains (losses)	11,802,631	—	14,835,511	1,232,272
Net change in unrealized appreciation/(depreciation)	(10,897,317)	—	(15,543,452)	4,158,655

Increase (decrease) in net assets from operations	562,192	—	(1,301,560)	5,131,794

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	272,902	—	452,106	135,207
Transfers between Sub-Accounts (including the Fixed Account), net	60,652,427	—	51,076,108	1,450,898
Withdrawals, surrenders, annuitizations and contract charges	(2,441,082)	—	(5,728,894)	(1,689,669)

Net accumulation activity	58,484,247	—	45,799,320	(103,564)

Annuitization Activity:
Annuitizations	—	—	2,932	—
Annuity payments and contract charges	(3,611)	—	(5,944)	(2,198)
Adjustments to annuity reserves	(476)	—	(1,526)	(87)

Net annuitization activity	(4,087)	—	(4,538)	(2,285)

Net increase (decrease) from contract owner transactions	58,480,160	—	45,794,782	(105,849)

Total increase (decrease) in net assets	59,042,352	—	44,493,222	5,025,945
Net assets at beginning of year	—	—	18,296,470	13,270,525

Net assets at end of year	$59,042,352	$—	$62,789,692	$18,296,470

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AAN Sub-Account		FFN Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$8,152,464	$(4,607,597)	$(2,240,872)	$(3,055,231)
Net realized gains (losses)	(563,133)	403,276	26,359,211	10,178,162
Net change in unrealized appreciation/(depreciation)	21,975,825	(20,956,209)	(8,441,209)	50,650,097

Increase (decrease) in net assets from operations	29,565,156	(25,160,530)	15,677,130	57,773,028

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,905,473	3,700,543	875,861	793,739
Transfers between Sub-Accounts (including the Fixed Account), net	(9,138,192)	(31,958,072)	(10,862,804)	(28,772,638)
Withdrawals, surrenders, annuitizations and contract charges	(82,014,814)	(75,226,163)	(27,897,880)	(32,028,510)

Net accumulation activity	(87,247,533)	(103,483,692)	(37,884,823)	(60,007,409)

Annuitization Activity:
Annuitizations	—	19,845	—	5,602
Annuity payments and contract charges	(11,702)	(10,890)	(4,064)	(3,366)
Adjustments to annuity reserves	(2,573)	(11,010)	91	29

Net annuitization activity	(14,275)	(2,055)	(3,973)	2,265

Net increase (decrease) from contract owner transactions	(87,261,808)	(103,485,747)	(37,888,796)	(60,005,144)

Total increase (decrease) in net assets	(57,696,652)	(128,646,277)	(22,211,666)	(2,232,116)
Net assets at beginning of year	779,097,934	907,744,211	217,583,373	219,815,489

Net assets at end of year	$721,401,282	$779,097,934	$195,371,707	$217,583,373

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	NNB Sub-Account[4]		NNC Sub-Account[4]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$2,458,568	$—	$1,275,275	$—
Net realized gains (losses)	5,637,055	—	3,347,966	—
Net change in unrealized appreciation/(depreciation)	(6,063,936)	—	(3,613,660)	—

Increase (decrease) in net assets from operations	2,031,687	—	1,009,581	—

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	773,989	—	397,069	—
Transfers between Sub-Accounts (including the Fixed Account), net	161,712,810	—	102,366,742	—
Withdrawals, surrenders, annuitizations and contract charges	(7,005,286)	—	(6,755,297)	—

Net accumulation activity	155,481,513	—	96,008,514	—

Annuitization Activity:
Annuitizations	61,515	—	—	—
Annuity payments and contract charges	(159,793)	—	—	—
Adjustments to annuity reserves	(60,651)	—	—	—

Net annuitization activity	(158,929)	—	—	—

Net increase (decrease) from contract owner transactions	155,322,584	—	96,008,514	—

Total increase (decrease) in net assets	157,354,271	—	97,018,095	—
Net assets at beginning of year	—	—	—	—

Net assets at end of year	$157,354,271	$—	$97,018,095	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FFO Sub-Account		FFP Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$568,130	$(1,599,410)	$1,162,472	$(90,687)
Net realized gains (losses)	30,226,316	13,165,421	9,183,391	789,436
Net change in unrealized appreciation/(depreciation)	(2,732,105)	66,721,787	2,204,007	3,223,454

Increase (decrease) in net assets from operations	28,062,341	78,287,798	12,549,870	3,922,203

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	4,401,586	2,296,650	891,670	26,539
Transfers between Sub-Accounts (including the Fixed Account), net	101,748,293	(30,926,410)	165,921,796	(1,651,129)
Withdrawals, surrenders, annuitizations and contract charges	(55,290,729)	(44,308,472)	(11,082,245)	(1,475,663)

Net accumulation activity	50,859,150	(72,938,232)	155,731,221	(3,100,253)

Annuitization Activity:
Annuitizations	60,711	21,536	—	—
Annuity payments and contract charges	(62,929)	(23,231)	(2,365)	—
Adjustments to annuity reserves	(99,305)	(6,110)	(2,015)	—

Net annuitization activity	(101,523)	(7,805)	(4,380)	—

Net increase (decrease) from contract owner transactions	50,757,627	(72,946,037)	155,726,841	(3,100,253)

Total increase (decrease) in net assets	78,819,968	5,341,761	168,276,711	821,950
Net assets at beginning of year	269,468,965	264,127,204	13,784,206	12,962,256

Net assets at end of year	$348,288,933	$269,468,965	$182,060,917	$13,784,206

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MIT Sub-Account		MFL Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$792,281	$1,912,095	$(380,926)	$3,820
Net realized gains (losses)	23,111,511	17,335,109	13,155,198	7,742,467
Net change in unrealized appreciation/(depreciation)	10,321,624	72,996,931	(1,819,525)	28,108,779

Increase (decrease) in net assets from operations	34,225,416	92,244,135	10,954,747	35,855,066

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	6,042,586	5,316,240	1,333,349	1,289,681
Transfers between Sub-Accounts (including the Fixed Account), net	(3,622,062)	(6,600,010)	(7,394,614)	(13,944,829)
Withdrawals, surrenders, annuitizations and contract charges	(42,964,086)	(39,585,523)	(21,451,173)	(23,297,776)

Net accumulation activity	(40,543,562)	(40,869,293)	(27,512,438)	(35,952,924)

Annuitization Activity:
Annuitizations	567,995	161,246	34,332	—
Annuity payments and contract charges	(324,203)	(283,282)	(8,808)	(11,237)
Adjustments to annuity reserves	(177,365)	(442,851)	(286)	(4,132)

Net annuitization activity	66,427	(564,887)	25,238	(15,369)

Net increase (decrease) from contract owner transactions	(40,477,135)	(41,434,180)	(27,487,200)	(35,968,293)

Total increase (decrease) in net assets	(6,251,719)	50,809,955	(16,532,453)	(113,227)
Net assets at beginning of year	335,078,758	284,268,803	121,852,464	121,965,691

Net assets at end of year	$328,827,039	$335,078,758	$105,320,011	$121,852,464

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	BDS Sub-Account		MF7 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$1,725,880	$2,253,158	$3,604,738	$4,257,160
Net realized gains (losses)	2,623,993	5,678,529	1,798,494	6,681,349
Net change in unrealized appreciation/(depreciation)	(1,214,922)	(9,502,108)	1,511,819	(14,868,107)

Increase (decrease) in net assets from operations	3,134,951	(1,570,421)	6,915,051	(3,929,598)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,125,853	1,978,498	1,195,992	2,504,743
Transfers between Sub-Accounts (including the Fixed Account), net	2,592,285	(5,617,288)	16,929,133	36,582,821
Withdrawals, surrenders, annuitizations and contract charges	(10,004,679)	(13,242,407)	(26,055,884)	(23,420,069)

Net accumulation activity	(6,286,541)	(16,881,197)	(7,930,759)	15,667,495

Annuitization Activity:
Annuitizations	40,205	22,711	—	17,306
Annuity payments and contract charges	(48,444)	(55,396)	(1,116)	(975)
Adjustments to annuity reserves	(44,170)	(29,292)	(284)	(290)

Net annuitization activity	(52,409)	(61,977)	(1,400)	16,041

Net increase (decrease) from contract owner transactions	(6,338,950)	(16,943,174)	(7,932,159)	15,683,536

Total increase (decrease) in net assets	(3,203,999)	(18,513,595)	(1,017,108)	11,753,938
Net assets at beginning of year	74,837,112	93,350,707	178,270,189	166,516,251

Net assets at end of year	$71,633,113	$74,837,112	$177,253,081	$178,270,189

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	RGS Sub-Account		RG1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(725,524)	$(482,349)	$(520,471)	$(410,815)
Net realized gains (losses)	6,583,179	2,041,557	6,136,078	5,158,867
Net change in unrealized appreciation/(depreciation)	4,687,212	28,241,500	(1,533,942)	7,646,574

Increase (decrease) in net assets from operations	10,544,867	29,800,708	4,081,665	12,394,626

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,315,559	1,591,894	716,309	212,965
Transfers between Sub-Accounts (including the Fixed Account), net	385,330	(60,943)	1,544,438	2,397,162
Withdrawals, surrenders, annuitizations and contract charges	(14,149,592)	(12,167,271)	(8,530,828)	(6,586,203)

Net accumulation activity	(11,448,703)	(10,636,320)	(6,270,081)	(3,976,076)

Annuitization Activity:
Annuitizations	200,184	93,787	46,668	—
Annuity payments and contract charges	(75,303)	(38,347)	(2,719)	—
Adjustments to annuity reserves	(17,613)	(60,270)	(299)	—

Net annuitization activity	107,268	(4,830)	43,650	—

Net increase (decrease) from contract owner transactions	(11,341,435)	(10,641,150)	(6,226,431)	(3,976,076)

Total increase (decrease) in net assets	(796,568)	19,159,558	(2,144,766)	8,418,550
Net assets at beginning of year	114,679,328	95,519,770	48,214,531	39,795,981

Net assets at end of year	$113,882,760	$114,679,328	$46,069,765	$48,214,531

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	EME Sub-Account		EM1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(216,443)	$40,092	$(346,393)	$(75,350)
Net realized gains (losses)	958,630	(527,085)	(907,480)	(403,919)
Net change in unrealized appreciation/(depreciation)	(2,822,414)	(1,848,972)	(916,231)	(1,718,244)

Increase (decrease) in net assets from operations	(2,080,227)	(2,335,965)	(2,170,104)	(2,197,513)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	472,500	563,376	164,776	222,142
Transfers between Sub-Accounts (including the Fixed Account), net	(1,666,423)	99,743	1,517,133	1,574,359
Withdrawals, surrenders, annuitizations and contract charges	(3,052,389)	(3,548,785)	(3,834,114)	(3,294,550)

Net accumulation activity	(4,246,312)	(2,885,666)	(2,152,205)	(1,498,049)

Annuitization Activity:
Annuitizations	31,990	—	—	—
Annuity payments and contract charges	(27,334)	(31,330)	(1,397)	(1,495)
Adjustments to annuity reserves	(4,969)	10,634	(33)	(63)

Net annuitization activity	(313)	(20,696)	(1,430)	(1,558)

Net increase (decrease) from contract owner transactions	(4,246,625)	(2,906,362)	(2,153,635)	(1,499,607)

Total increase (decrease) in net assets	(6,326,852)	(5,242,327)	(4,323,739)	(3,697,120)
Net assets at beginning of year	30,332,889	35,575,216	29,856,169	33,553,289

Net assets at end of year	$24,006,037	$30,332,889	$25,532,430	$29,856,169

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	GGS Sub-Account		GG1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(147,407)	$(284,413)	$(29,776)	$(44,832)
Net realized gains (losses)	21,636	(80,953)	(20,703)	(1,685)
Net change in unrealized appreciation/(depreciation)	91,896	(1,078,169)	28,023	(132,768)

Increase (decrease) in net assets from operations	(33,875)	(1,443,535)	(22,456)	(179,285)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	162,156	152,210	51,014	58,656
Transfers between Sub-Accounts (including the Fixed Account), net	(325,704)	(393,493)	(451,665)	830,643
Withdrawals, surrenders, annuitizations and contract charges	(2,954,806)	(3,468,883)	(303,652)	(422,512)

Net accumulation activity	(3,118,354)	(3,710,166)	(704,303)	466,787

Annuitization Activity:
Annuitizations	97,464	—	—	—
Annuity payments and contract charges	(14,149)	(8,919)	(1,264)	(1,305)
Adjustments to annuity reserves	(19,186)	(4,196)	(42)	(55)

Net annuitization activity	64,129	(13,115)	(1,306)	(1,360)

Net increase (decrease) from contract owner transactions	(3,054,225)	(3,723,281)	(705,609)	465,427

Total increase (decrease) in net assets	(3,088,100)	(5,166,816)	(728,065)	286,142
Net assets at beginning of year	17,862,748	23,029,564	2,532,443	2,246,301

Net assets at end of year	$14,774,648	$17,862,748	$1,804,378	$2,532,443

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	GGR Sub-Account		GG2 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(493,625)	$(413,958)	$(36,291)	$(38,117)
Net realized gains (losses)	3,660,389	3,722,435	214,790	261,251
Net change in unrealized appreciation/(depreciation)	(1,636,924)	6,723,086	(159,578)	316,209

Increase (decrease) in net assets from operations	1,529,840	10,031,563	18,921	539,343

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	297,015	630,015	25,231	6,333
Transfers between Sub-Accounts (including the Fixed Account), net	(904,150)	(592,792)	(817,753)	641,780
Withdrawals, surrenders, annuitizations and contract charges	(5,482,315)	(7,257,020)	(461,442)	(729,752)

Net accumulation activity	(6,089,450)	(7,219,797)	(1,253,964)	(81,639)

Annuitization Activity:
Annuitizations	33,574	—	—	—
Annuity payments and contract charges	(46,657)	(47,952)	—	(1,611)
Adjustments to annuity reserves	(12,043)	(65,472)	—	1,930

Net annuitization activity	(25,126)	(113,424)	—	319

Net increase (decrease) from contract owner transactions	(6,114,576)	(7,333,221)	(1,253,964)	(81,320)

Total increase (decrease) in net assets	(4,584,736)	2,698,342	(1,235,043)	458,023
Net assets at beginning of year	57,215,898	54,517,556	3,534,222	3,076,199

Net assets at end of year	$52,631,162	$57,215,898	$2,299,179	$3,534,222

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	RES Sub-Account		RE1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(384,579)	$187,627	$(74,108)	$(36,672)
Net realized gains (losses)	6,121,122	4,922,451	867,462	1,810,878
Net change in unrealized appreciation/(depreciation)	(4,538,096)	18,341,571	(739,771)	347,323

Increase (decrease) in net assets from operations	1,198,447	23,451,649	53,583	2,121,529

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,602,510	1,510,340	84,282	136,540
Transfers between Sub-Accounts (including the Fixed Account), net	(1,529,598)	(1,709,255)	(117,178)	(924,725)
Withdrawals, surrenders, annuitizations and contract charges	(13,835,591)	(14,497,901)	(1,417,731)	(3,043,547)

Net accumulation activity	(13,762,679)	(14,696,816)	(1,450,627)	(3,831,732)

Annuitization Activity:
Annuitizations	22,037	49,280	—	—
Annuity payments and contract charges	(105,720)	(99,733)	—	—
Adjustments to annuity reserves	(24,301)	(131,797)	—	101

Net annuitization activity	(107,984)	(182,250)	—	101

Net increase (decrease) from contract owner transactions	(13,870,663)	(14,879,066)	(1,450,627)	(3,831,631)

Total increase (decrease) in net assets	(12,672,216)	8,572,583	(1,397,044)	(1,710,102)
Net assets at beginning of year	120,583,776	112,011,193	9,984,130	11,694,232

Net assets at end of year	$107,911,560	$120,583,776	$8,587,086	$9,984,130

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	GTR Sub-Account		GT2 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$945,559	$802,743	$8,855,654	$6,768,060
Net realized gains (losses)	185,760	(588,860)	20,786,292	12,472,843
Net change in unrealized appreciation/(depreciation)	913,779	4,740,693	(6,221,380)	42,239,298

Increase (decrease) in net assets from operations	2,045,098	4,954,576	23,420,566	61,480,201

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	746,304	1,074,033	3,382,159	4,199,831
Transfers between Sub-Accounts (including the Fixed Account), net	(877,585)	1,914,349	(32,576,923)	(26,115,642)
Withdrawals, surrenders, annuitizations and contract charges	(7,656,704)	(7,222,344)	(71,546,750)	(39,696,997)

Net accumulation activity	(7,787,985)	(4,233,962)	(100,741,514)	(61,612,808)

Annuitization Activity:
Annuitizations	—	43,867	29,746	37,286
Annuity payments and contract charges	(98,413)	(85,285)	(8,799)	(2,091)
Adjustments to annuity reserves	(61,358)	(40,462)	(953)	(643)

Net annuitization activity	(159,771)	(81,880)	19,994	34,552

Net increase (decrease) from contract owner transactions	(7,947,756)	(4,315,842)	(100,721,520)	(61,578,256)

Total increase (decrease) in net assets	(5,902,658)	638,734	(77,300,954)	(98,055)
Net assets at beginning of year	69,875,165	69,236,431	933,031,187	933,129,242

Net assets at end of year	$63,972,507	$69,875,165	$855,730,233	$933,031,187

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	GSS Sub-Account		MFK Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$1,222,860	$1,045,459	$1,543,791	$920,828
Net realized gains (losses)	436,315	2,251,587	(1,537,289)	3,618,518
Net change in unrealized appreciation/(depreciation)	2,436,950	(8,996,997)	8,811,085	(20,265,338)

Increase (decrease) in net assets from operations	4,096,125	(5,699,951)	8,817,587	(15,725,992)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,568,083	2,606,706	3,176,682	2,900,919
Transfers between Sub-Accounts (including the Fixed Account), net	(345,396)	(2,641,385)	(7,579,058)	15,604,388
Withdrawals, surrenders, annuitizations and contract charges	(17,265,403)	(20,354,250)	(48,165,997)	(53,316,760)

Net accumulation activity	(15,042,716)	(20,388,929)	(52,568,373)	(34,811,453)

Annuitization Activity:
Annuitizations	288,993	21,553	8,490	61,383
Annuity payments and contract charges	(97,048)	(133,742)	(34,999)	(32,868)
Adjustments to annuity reserves	(29,486)	9,699	(5,385)	(5,463)

Net annuitization activity	162,459	(102,490)	(31,894)	23,052

Net increase (decrease) from contract owner transactions	(14,880,257)	(20,491,419)	(52,600,267)	(34,788,401)

Total increase (decrease) in net assets	(10,784,132)	(26,191,370)	(43,782,680)	(50,514,393)
Net assets at beginning of year	127,074,581	153,265,951	314,785,436	365,299,829

Net assets at end of year	$116,290,449	$127,074,581	$271,002,756	$314,785,436

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	HYS Sub-Account		MFC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$3,180,571	$821,923	$2,616,726	$343,607
Net realized gains (losses)	2,895,056	3,911,722	3,545,513	7,614,753
Net change in unrealized appreciation/(depreciation)	(4,739,490)	(474,695)	(5,207,373)	(4,066,467)

Increase (decrease) in net assets from operations	1,336,137	4,258,950	954,866	3,891,893

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,185,997	1,440,310	1,148,742	1,324,907
Transfers between Sub-Accounts (including the Fixed Account), net	(2,239,856)	(168,982)	(2,485,266)	(1,602,285)
Withdrawals, surrenders, annuitizations and contract charges	(10,129,486)	(11,688,137)	(15,660,099)	(15,249,192)

Net accumulation activity	(11,183,345)	(10,416,809)	(16,996,623)	(15,526,570)

Annuitization Activity:
Annuitizations	14,758	—	2,889	2,622
Annuity payments and contract charges	(44,248)	(102,862)	(8,605)	(12,054)
Adjustments to annuity reserves	(29,100)	(57,377)	(1,476)	(3,104)

Net annuitization activity	(58,590)	(160,239)	(7,192)	(12,536)

Net increase (decrease) from contract owner transactions	(11,241,935)	(10,577,048)	(17,003,815)	(15,539,106)

Total increase (decrease) in net assets	(9,905,798)	(6,318,098)	(16,048,949)	(11,647,213)
Net assets at beginning of year	85,666,186	91,984,284	87,287,128	98,934,341

Net assets at end of year	$75,760,388	$85,666,186	$71,238,179	$87,287,128

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	IGS Sub-Account		IG1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(276,115)	$(62,646)	$(224,759)	$(124,697)
Net realized gains (losses)	1,523,157	(1,033,784)	1,947,275	536,656
Net change in unrealized appreciation/(depreciation)	(4,304,074)	7,208,807	(3,213,889)	2,301,280

Increase (decrease) in net assets from operations	(3,057,032)	6,112,377	(1,491,373)	2,713,239

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	781,484	764,962	80,413	156,789
Transfers between Sub-Accounts (including the Fixed Account), net	(176,462)	578,939	437,797	935,054
Withdrawals, surrenders, annuitizations and contract charges	(6,013,012)	(5,651,379)	(3,101,471)	(1,888,881)

Net accumulation activity	(5,407,990)	(4,307,478)	(2,583,261)	(797,038)

Annuitization Activity:
Annuitizations	8,756	—	—	—
Annuity payments and contract charges	(15,333)	(23,333)	(2,553)	(2,514)
Adjustments to annuity reserves	(1,677)	(4,211)	(66)	(142)

Net annuitization activity	(8,254)	(27,544)	(2,619)	(2,656)

Net increase (decrease) from contract owner transactions	(5,416,244)	(4,335,022)	(2,585,880)	(799,694)

Total increase (decrease) in net assets	(8,473,276)	1,777,355	(4,077,253)	1,913,545
Net assets at beginning of year	53,514,206	51,736,851	25,080,479	23,166,934

Net assets at end of year	$45,040,930	$53,514,206	$21,003,226	$25,080,479

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MII Sub-Account		MI1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$257,205	$45,106	$40,343	$(523,866)
Net realized gains (losses)	1,130,656	339,627	10,333,870	3,608,736
Net change in unrealized appreciation/(depreciation)	(1,411,845)	10,933,356	(10,708,178)	31,771,984

Increase (decrease) in net assets from operations	(23,984)	11,318,089	(333,965)	34,856,854

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	595,680	723,840	1,840,315	713,741
Transfers between Sub-Accounts (including the Fixed Account), net	(211,437)	827,409	2,050,600	(5,806,409)
Withdrawals, surrenders, annuitizations and contract charges	(4,668,415)	(5,437,842)	(27,398,432)	(18,691,502)

Net accumulation activity	(4,284,172)	(3,886,593)	(23,507,517)	(23,784,170)

Annuitization Activity:
Annuitizations	(11,551)	11,890	—	—
Annuity payments and contract charges	(43,072)	(50,504)	(3,374)	(3,404)
Adjustments to annuity reserves	(6,111)	(45,557)	(38)	(965)

Net annuitization activity	(60,734)	(84,171)	(3,412)	(4,369)

Net increase (decrease) from contract owner transactions	(4,344,906)	(3,970,764)	(23,510,929)	(23,788,539)

Total increase (decrease) in net assets	(4,368,890)	7,347,325	(23,844,894)	11,068,315
Net assets at beginning of year	52,302,066	44,954,741	158,015,486	146,947,171

Net assets at end of year	$47,933,176	$52,302,066	$134,170,592	$158,015,486

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MIS Sub-Account		M1B Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(3,072,137)	$(2,437,969)	$(619,243)	$(571,475)
Net realized gains (losses)	52,926,894	19,446,367	9,123,533	4,071,099
Net change in unrealized appreciation/(depreciation)	(16,573,162)	69,853,794	(4,622,768)	8,105,929

Increase (decrease) in net assets from operations	33,281,595	86,862,192	3,881,522	11,605,553

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	5,564,303	4,713,214	493,874	917,878
Transfers between Sub-Accounts (including the Fixed Account), net	(7,791,731)	(7,478,553)	(3,199,893)	13,792
Withdrawals, surrenders, annuitizations and contract charges	(42,475,735)	(41,202,988)	(6,667,384)	(7,637,697)

Net accumulation activity	(44,703,163)	(43,968,327)	(9,373,403)	(6,706,027)

Annuitization Activity:
Annuitizations	307,131	124,380	16,667	7,199
Annuity payments and contract charges	(346,027)	(418,221)	(8,406)	(6,083)
Adjustments to annuity reserves	(54,190)	(131,292)	(538)	(240)

Net annuitization activity	(93,086)	(425,133)	7,723	876

Net increase (decrease) from contract owner transactions	(44,796,249)	(44,393,460)	(9,365,680)	(6,705,151)

Total increase (decrease) in net assets	(11,514,654)	42,468,732	(5,484,158)	4,900,402
Net assets at beginning of year	365,928,868	323,460,136	50,157,881	45,257,479

Net assets at end of year	$354,414,214	$365,928,868	$44,673,723	$50,157,881

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MMS Sub-Account		MM1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(1,019,604)	$(1,150,416)	$(3,587,566)	$(4,103,399)
Net realized gains (losses)	—	(2)	—	—
Net change in unrealized appreciation/(depreciation)	—	—	—	—

Increase (decrease) in net assets from operations	(1,019,604)	(1,150,418)	(3,587,566)	(4,103,399)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	6,088,534	4,542,162	3,253,253	3,930,920
Transfers between Sub-Accounts (including the Fixed Account), net	10,908,583	20,927,888	68,626,519	91,526,435
Withdrawals, surrenders, annuitizations and contract charges	(24,239,541)	(34,171,888)	(105,370,257)	(136,063,036)

Net accumulation activity	(7,242,424)	(8,701,838)	(33,490,485)	(40,605,681)

Annuitization Activity:
Annuitizations	59,006	16,892	13,237	16,785
Annuity payments and contract charges	(133,956)	(146,698)	(79,750)	(47,137)
Adjustments to annuity reserves	(55,461)	(5,924)	(2,062)	(6,571)

Net annuitization activity	(130,411)	(135,730)	(68,575)	(36,923)

Net increase (decrease) from contract owner transactions	(7,372,835)	(8,837,568)	(33,559,060)	(40,642,604)

Total increase (decrease) in net assets	(8,392,439)	(9,987,986)	(37,146,626)	(44,746,003)
Net assets at beginning of year	75,746,727	85,734,713	228,987,377	273,733,380

Net assets at end of year	$67,354,288	$75,746,727	$191,840,751	$228,987,377

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	NWD Sub-Account[3]		M1A Sub-Account[3]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(574,723)	$(951,838)	$(549,695)	$(1,003,746)
Net realized gains (losses)	20,645,341	4,893,967	18,505,117	12,076,175
Net change in unrealized appreciation/(depreciation)	(26,631,018)	17,538,848	(23,489,894)	8,229,830

Increase (decrease) in net assets from operations	(6,560,400)	21,480,977	(5,534,472)	19,302,259

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	234,177	1,072,789	269,926	865,242
Transfers between Sub-Accounts (including the Fixed Account), net	(60,333,307)	(1,523,283)	(47,923,304)	(8,306,209)
Withdrawals, surrenders, annuitizations and contract charges	(4,509,442)	(7,557,454)	(5,851,103)	(11,070,244)

Net accumulation activity	(64,608,572)	(8,007,948)	(53,504,481)	(18,511,211)

Annuitization Activity:
Annuitizations	—	—	4,137	—
Annuity payments and contract charges	(14,749)	(24,800)	(3,215)	(10,535)
Adjustments to annuity reserves	80,859	(8,161)	6,514	(3,100)

Net annuitization activity	66,110	(32,961)	7,436	(13,635)

Net increase (decrease) from contract owner transactions	(64,542,462)	(8,040,909)	(53,497,045)	(18,524,846)

Total increase (decrease) in net assets	(71,102,862)	13,440,068	(59,031,517)	777,413
Net assets at beginning of year	71,102,862	57,662,794	59,031,517	58,254,104

Net assets at end of year	$—	$71,102,862	$—	$59,031,517

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	RIS Sub-Account		RI1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$119,505	$(243,347)	$(127,753)	$(1,040,727)
Net realized gains (losses)	(544,052)	(1,482,856)	7,655,517	1,320,729
Net change in unrealized appreciation/(depreciation)	(2,197,135)	6,991,163	(14,031,938)	12,990,224

Increase (decrease) in net assets from operations	(2,621,682)	5,264,960	(6,504,174)	13,270,226

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	811,355	677,456	637,530	542,667
Transfers between Sub-Accounts (including the Fixed Account), net	(435,548)	(539,347)	4,062,753	(64,474)
Withdrawals, surrenders, annuitizations and contract charges	(3,050,112)	(3,305,483)	(13,282,286)	(14,072,893)

Net accumulation activity	(2,674,305)	(3,167,374)	(8,582,003)	(13,594,700)

Annuitization Activity:
Annuitizations	29,513	—	—	—
Annuity payments and contract charges	(14,219)	(15,942)	(3,261)	(3,439)
Adjustments to annuity reserves	2,199	(12,732)	460	(165)

Net annuitization activity	17,493	(28,674)	(2,801)	(3,604)

Net increase (decrease) from contract owner transactions	(2,656,812)	(3,196,048)	(8,584,804)	(13,598,304)

Total increase (decrease) in net assets	(5,278,494)	2,068,912	(15,088,978)	(328,078)
Net assets at beginning of year	34,295,007	32,226,095	84,627,041	84,955,119

Net assets at end of year	$29,016,513	$34,295,007	$69,538,063	$84,627,041

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	SIS Sub-Account		SI1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$679,634	$627,850	$112,612	$104,072
Net realized gains (losses)	974,257	1,250,604	146,175	226,226
Net change in unrealized appreciation/(depreciation)	(968,911)	(1,919,246)	(152,345)	(371,594)

Increase (decrease) in net assets from operations	684,980	(40,792)	106,442	(41,296)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	484,203	1,258,055	68,609	241,203
Transfers between Sub-Accounts (including the Fixed Account), net	2,557,471	957,248	970,863	168,880
Withdrawals, surrenders, annuitizations and contract charges	(4,092,266)	(6,187,419)	(1,267,500)	(1,624,557)

Net accumulation activity	(1,050,592)	(3,972,116)	(228,028)	(1,214,474)

Annuitization Activity:
Annuitizations	—	38,430	5,874	—
Annuity payments and contract charges	(45,553)	(32,570)	(658)	—
Adjustments to annuity reserves	(4,721)	(24,547)	(12)	—

Net annuitization activity	(50,274)	(18,687)	5,204	—

Net increase (decrease) from contract owner transactions	(1,100,866)	(3,990,803)	(222,824)	(1,214,474)

Total increase (decrease) in net assets	(415,886)	(4,031,595)	(116,382)	(1,255,770)
Net assets at beginning of year	37,490,369	41,521,964	7,225,862	8,481,632

Net assets at end of year	$37,074,483	$37,490,369	$7,109,480	$7,225,862

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	TEC Sub-Account		TE1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(220,246)	$(198,041)	$(22,706)	$(21,081)
Net realized gains (losses)	1,766,473	1,295,852	228,538	122,590
Net change in unrealized appreciation/(depreciation)	(211,952)	2,896,879	(94,121)	283,096

Increase (decrease) in net assets from operations	1,334,275	3,994,690	111,711	384,605

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	95,661	260,471	144,251	511
Transfers between Sub-Accounts (including the Fixed Account), net	484,443	(360,891)	82,158	47,692
Withdrawals, surrenders, annuitizations and contract charges	(1,256,846)	(1,474,980)	(374,584)	(177,971)

Net accumulation activity	(676,742)	(1,575,400)	(148,175)	(129,768)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(8,629)	(7,256)	—	—
Adjustments to annuity reserves	(1,802)	(3,800)	—	—

Net annuitization activity	(10,431)	(11,056)	—	—

Net increase (decrease) from contract owner transactions	(687,173)	(1,586,456)	(148,175)	(129,768)

Total increase (decrease) in net assets	647,102	2,408,234	(36,464)	254,837
Net assets at beginning of year	15,414,639	13,006,405	1,488,775	1,233,938

Net assets at end of year	$16,061,741	$15,414,639	$1,452,311	$1,488,775

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	TRS Sub-Account[5]		MFJ Sub-Account[5]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$13,725,031	$—	$14,746,550
Net realized gains (losses)	—	41,029,298	—	94,822,112
Net change in unrealized appreciation/(depreciation)	—	(13,975,103)	—	(56,716,209)

Increase (decrease) in net assets from operations	—	40,779,226	—	52,852,453

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	3,886,507	—	4,521,972
Transfers between Sub-Accounts (including the Fixed Account), net	—	(439,764,269)	—	(586,212,861)
Withdrawals, surrenders, annuitizations and contract charges	—	(42,124,017)	—	(66,285,662)

Net accumulation activity	—	(478,001,779)	—	(647,976,551)

Annuitization Activity:
Annuitizations	—	80,041	—	—
Annuity payments and contract charges	—	(519,730)	—	(12,889)
Adjustments to annuity reserves	—	1,595,657	—	30,788

Net annuitization activity	—	1,155,968	—	17,899

Net increase (decrease) from contract owner transactions	—	(476,845,811)	—	(647,958,652)

Total increase (decrease) in net assets	—	(436,066,585)	—	(595,106,199)
Net assets at beginning of year	—	436,066,585	—	595,106,199

Net assets at end of year	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	UTS Sub-Account[3]		MFE Sub-Account[3]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$7,775,303	$2,099,598	$4,247,785	$934,539
Net realized gains (losses)	32,510,360	17,460,212	22,387,577	17,126,900
Net change in unrealized appreciation/(depreciation)	(24,594,533)	7,730,989	(16,620,980)	134,374

Increase (decrease) in net assets from operations	15,691,130	27,290,799	10,014,382	18,195,813

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,875,417	2,282,370	517,990	711,484
Transfers between Sub-Accounts (including the Fixed Account), net	(163,141,852)	(2,965,729)	(106,160,442)	(3,839,007)
Withdrawals, surrenders, annuitizations and contract charges	(13,568,483)	(19,147,325)	(10,773,547)	(14,772,822)

Net accumulation activity	(174,834,918)	(19,830,684)	(116,415,999)	(17,900,345)

Annuitization Activity:
Annuitizations	412,803	98,810	—	—
Annuity payments and contract charges	(135,483)	(130,962)	—	—
Adjustments to annuity reserves	655,453	(137,498)	—	—

Net annuitization activity	932,773	(169,650)	—	—

Net increase (decrease) from contract owner transactions	(173,902,145)	(20,000,334)	(116,415,999)	(17,900,345)

Total increase (decrease) in net assets	(158,211,015)	7,290,465	(106,401,617)	295,468
Net assets at beginning of year	158,211,015	150,920,550	106,401,617	106,106,149

Net assets at end of year	$—	$158,211,015	$—	$106,401,617

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MVS Sub-Account[3]		MV1 Sub-Account[3]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$2,899,589	$1,695,523	$3,227,190	$1,784,074
Net realized gains (losses)	18,432,714	4,638,230	47,790,754	29,808,913
Net change in unrealized appreciation/(depreciation)	(19,365,977)	27,681,501	(48,526,959)	22,124,563

Increase (decrease) in net assets from operations	1,966,326	34,015,254	2,490,985	53,717,550

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,147,086	2,127,230	1,439,806	2,289,105
Transfers between Sub-Accounts (including the Fixed Account), net	(122,324,948)	(99,699)	(177,900,208)	(15,575,815)
Withdrawals, surrenders, annuitizations and contract charges	(9,241,772)	(13,568,870)	(16,797,145)	(27,874,995)

Net accumulation activity	(129,419,634)	(11,541,339)	(193,257,547)	(41,161,705)

Annuitization Activity:
Annuitizations	289,106	—	67,728	9,230
Annuity payments and contract charges	(96,964)	(120,318)	(5,297)	(3,068)
Adjustments to annuity reserves	219,797	(107,428)	2,748	(1,205)

Net annuitization activity	411,939	(227,746)	65,179	4,957

Net increase (decrease) from contract owner transactions	(129,007,695)	(11,769,085)	(193,192,368)	(41,156,748)

Total increase (decrease) in net assets	(127,041,369)	22,246,169	(190,701,383)	12,560,802
Net assets at beginning of year	127,041,369	104,795,200	190,701,383	178,140,581

Net assets at end of year	$—	$127,041,369	$—	$190,701,383

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	VSC Sub-Account		6XX Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(1,021,137)	$(289,555)	$(774,402)	$9,210,097
Net realized gains (losses)	37,256,699	29,152,368	15,390,180	78,236,402
Net change in unrealized appreciation/(depreciation)	(31,288,012)	10,972,117	7,164,790	(22,507,114)

Increase (decrease) in net assets from operations	4,947,550	39,834,930	21,780,568	64,939,385

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,167,452	734,515	6,497,742	4,574,860
Transfers between Sub-Accounts (including the Fixed Account), net	(3,433,737)	(21,200,117)	(20,761,663)	(61,824,886)
Withdrawals, surrenders, annuitizations and contract charges	(18,355,917)	(13,437,733)	(93,269,406)	(75,530,205)

Net accumulation activity	(20,622,202)	(33,903,335)	(107,533,327)	(132,780,231)

Annuitization Activity:
Annuitizations	—	—	44,960	5,195
Annuity payments and contract charges	(4,232)	(3,940)	(10,817)	(835)
Adjustments to annuity reserves	(338)	(1,534)	(584)	(64)

Net annuitization activity	(4,570)	(5,474)	33,559	4,296

Net increase (decrease) from contract owner transactions	(20,626,772)	(33,908,809)	(107,499,768)	(132,775,935)

Total increase (decrease) in net assets	(15,679,222)	5,926,121	(85,719,200)	(67,836,550)
Net assets at beginning of year	113,424,430	107,498,309	838,071,596	905,908,146

Net assets at end of year	$97,745,208	$113,424,430	$752,352,396	$838,071,596

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	SC3 Sub-Account		SRE Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$11,662	$120,785	$(3,245)	$2,972,750
Net realized gains (losses)	285,632	401,403	17,239,500	10,801,934
Net change in unrealized appreciation/(depreciation)	118,804	(407,907)	(4,434,478)	(10,260,139)

Increase (decrease) in net assets from operations	416,098	114,281	12,801,777	3,514,545

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	30,081	80,546	1,005,638	806,742
Transfers between Sub-Accounts (including the Fixed Account), net	(214,746)	95,933	(9,788,023)	12,466,244
Withdrawals, surrenders, annuitizations and contract charges	(617,113)	(633,126)	(17,709,305)	(15,681,131)

Net accumulation activity	(801,778)	(456,647)	(26,491,690)	(2,408,145)

Annuitization Activity:
Annuitizations	3,487	6,860	—	—
Annuity payments and contract charges	(2,340)	(2,179)	(6,325)	(3,555)
Adjustments to annuity reserves	(326)	(117)	(227)	(193)

Net annuitization activity	821	4,564	(6,552)	(3,748)

Net increase (decrease) from contract owner transactions	(800,957)	(452,083)	(26,498,242)	(2,411,893)

Total increase (decrease) in net assets	(384,859)	(337,802)	(13,696,465)	1,102,652
Net assets at beginning of year	3,387,519	3,725,321	106,126,893	105,024,241

Net assets at end of year	$3,002,660	$3,387,519	$92,430,428	$106,126,893

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	8XX Sub-Account		5XX Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(1,333,911)	$3,588,627	$(2,209,883)	$(4,200,803)
Net realized gains (losses)	25,138,167	62,121,929	(3,134,844)	13,849,499
Net change in unrealized appreciation/(depreciation)	(6,317,363)	36,174,597	9,509,592	(28,587,025)

Increase (decrease) in net assets from operations	17,486,893	101,885,153	4,164,865	(18,938,329)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,123,341	1,415,819	954,527	1,252,833
Transfers between Sub-Accounts (including the Fixed Account), net	(1,051,664)	10,946,408	(7,067,473)	(10,762,845)
Withdrawals, surrenders, annuitizations and contract charges	(95,774,784)	(55,420,113)	(26,148,183)	(25,326,255)

Net accumulation activity	(94,703,107)	(43,057,886)	(32,261,129)	(34,836,267)

Annuitization Activity:
Annuitizations	39,739	—	—	24,153
Annuity payments and contract charges	(40,413)	—	(2,017)	(1,413)
Adjustments to annuity reserves	(67)	—	(352)	(411)

Net annuitization activity	(741)	—	(2,369)	22,329

Net increase (decrease) from contract owner transactions	(94,703,848)	(43,057,886)	(32,263,498)	(34,813,938)

Total increase (decrease) in net assets	(77,216,955)	58,827,267	(28,098,633)	(53,752,267)
Net assets at beginning of year	576,399,130	517,571,863	229,948,348	283,700,615

Net assets at end of year	$499,182,175	$576,399,130	$201,849,715	$229,948,348

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	SDC Sub-Account		S15 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(1,955,745)	$(7,278,845)	$(1,226,971)	$(3,031,777)
Net realized gains (losses)	2,943,029	2,708,447	804,708	573,364
Net change in unrealized appreciation/(depreciation)	(4,640,722)	(63,436)	(1,946,382)	442,787

Increase (decrease) in net assets from operations	(3,653,438)	(4,633,834)	(2,368,645)	(2,015,626)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	5,803,691	4,686,573	1,477,090	1,673,192
Transfers between Sub-Accounts (including the Fixed Account), net	11,858,791	53,288,516	7,618,953	66,526,967
Withdrawals, surrenders, annuitizations and contract charges	(84,556,856)	(77,402,394)	(25,583,838)	(20,349,838)

Net accumulation activity	(66,894,374)	(19,427,305)	(16,487,795)	47,850,321

Annuitization Activity:
Annuitizations	28,338	3,052	—	5,038
Annuity payments and contract charges	(15,474)	(32,342)	(1,638)	(1,428)
Adjustments to annuity reserves	(287)	(9,220)	(242)	(254)

Net annuitization activity	12,577	(38,510)	(1,880)	3,356

Net increase (decrease) from contract owner transactions	(66,881,797)	(19,465,815)	(16,489,675)	47,853,677

Total increase (decrease) in net assets	(70,535,235)	(24,099,649)	(18,858,320)	45,838,051
Net assets at beginning of year	444,170,343	468,269,992	214,945,968	169,107,917

Net assets at end of year	$373,635,108	$444,170,343	$196,087,648	$214,945,968

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	SGC Sub-Account		S13 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(361,774)	$(318,258)	$(324,036)	$(235,634)
Net realized gains (losses)	7,753,994	14,595,934	4,801,863	6,066,071
Net change in unrealized appreciation/(depreciation)	(3,589,265)	1,115,772	(1,476,683)	3,943,157

Increase (decrease) in net assets from operations	3,802,955	15,393,448	3,001,144	9,773,594

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	405,504	431,433	216,967	214,976
Transfers between Sub-Accounts (including the Fixed Account), net	(2,189,084)	(5,600,419)	2,567,927	109,679
Withdrawals, surrenders, annuitizations and contract charges	(9,426,628)	(9,731,945)	(5,537,037)	(3,480,364)

Net accumulation activity	(11,210,208)	(14,900,931)	(2,752,143)	(3,155,709)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(2,470)	(4,784)	—	—
Adjustments to annuity reserves	(319)	(1,239)	—	—

Net annuitization activity	(2,789)	(6,023)	—	—

Net increase (decrease) from contract owner transactions	(11,212,997)	(14,906,954)	(2,752,143)	(3,155,709)

Total increase (decrease) in net assets	(7,410,042)	486,494	249,001	6,617,885
Net assets at beginning of year	50,543,702	50,057,208	35,968,593	29,350,708

Net assets at end of year	$43,133,660	$50,543,702	$36,217,594	$35,968,593

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	7XX Sub-Account		2XX Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(6,413,299)	$14,026,042	$(130,902)	$(77,030)
Net realized gains (losses)	64,896,559	151,444,422	1,660,375	119,134
Net change in unrealized appreciation/(depreciation)	9,177,059	98,719,218	(1,414,657)	3,132,608

Increase (decrease) in net assets from operations	67,660,319	264,189,682	114,816	3,174,712

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	11,178,156	11,293,250	30,268	73,538
Transfers between Sub-Accounts (including the Fixed Account), net	83,726,093	75,837,635	(318,364)	(3,134,607)
Withdrawals, surrenders, annuitizations and contract charges	(237,720,543)	(152,302,501)	(1,001,451)	(807,653)

Net accumulation activity	(142,816,294)	(65,171,616)	(1,289,547)	(3,868,722)

Annuitization Activity:
Annuitizations	786,591	5,302	—	—
Annuity payments and contract charges	(388,884)	(271,291)	—	—
Adjustments to annuity reserves	(44,187)	(23,625)	—	—

Net annuitization activity	353,520	(289,614)	—	—

Net increase (decrease) from contract owner transactions	(142,462,774)	(65,461,230)	(1,289,547)	(3,868,722)

Total increase (decrease) in net assets	(74,802,455)	198,728,452	(1,174,731)	(694,010)
Net assets at beginning of year	2,046,366,884	1,847,638,432	10,256,649	10,950,659

Net assets at end of year	$1,971,564,429	$2,046,366,884	$9,081,918	$10,256,649

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AAW Sub-Account		VKM Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(56,356)	$(14,727)	$(191,023)	$(182,982)
Net realized gains (losses)	403,233	75,986	1,928,127	319,239
Net change in unrealized appreciation/(depreciation)	(221,654)	307,518	(1,813,733)	3,562,829

Increase (decrease) in net assets from operations	125,223	368,777	(76,629)	3,699,086

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,877	549	78,869	84,301
Transfers between Sub-Accounts (including the Fixed Account), net	1,587,056	1,299,353	91,225	(3,783,617)
Withdrawals, surrenders, annuitizations and contract charges	(438,910)	(229,577)	(2,162,277)	(1,087,077)

Net accumulation activity	1,150,023	1,070,325	(1,992,183)	(4,786,393)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	1,150,023	1,070,325	(1,992,183)	(4,786,393)

Total increase (decrease) in net assets	1,275,246	1,439,102	(2,068,812)	(1,087,307)
Net assets at beginning of year	2,123,254	684,152	12,247,977	13,335,284

Net assets at end of year	$3,398,500	$2,123,254	$10,179,165	$12,247,977

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	OCA Sub-Account		OBV Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(359,842)	$(230,043)	$13,254	$57,609
Net realized gains (losses)	3,939,825	2,951,371	1,010,197	533,505
Net change in unrealized appreciation/(depreciation)	(651,907)	2,995,880	(263,789)	765,460

Increase (decrease) in net assets from operations	2,928,076	5,717,208	759,662	1,356,574

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	124,596	404,078	21,560	28,709
Transfers between Sub-Accounts (including the Fixed Account), net	1,172,295	(1,378,773)	100,480	191,712
Withdrawals, surrenders, annuitizations and contract charges	(3,711,794)	(3,416,313)	(1,767,988)	(1,081,525)

Net accumulation activity	(2,414,903)	(4,391,008)	(1,645,948)	(861,104)

Annuitization Activity:
Annuitizations	—	14,533	—	—
Annuity payments and contract charges	(4,384)	(3,982)	—	—
Adjustments to annuity reserves	(631)	(654)	—	—

Net annuitization activity	(5,015)	9,897	—	—

Net increase (decrease) from contract owner transactions	(2,419,918)	(4,381,111)	(1,645,948)	(861,104)

Total increase (decrease) in net assets	508,158	1,336,097	(886,286)	495,470
Net assets at beginning of year	24,194,235	22,858,138	13,279,282	12,783,812

Net assets at end of year	$24,702,393	$24,194,235	$12,392,996	$13,279,282

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	OGG Sub-Account		OMG Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(241,914)	$(155,588)	$(3,586,648)	$(3,055,347)
Net realized gains (losses)	3,713,785	3,471,686	43,460,777	20,980,509
Net change in unrealized appreciation/(depreciation)	(3,359,456)	3,153,140	(14,645,331)	70,569,562

Increase (decrease) in net assets from operations	112,415	6,469,238	25,228,798	88,494,724

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	130,464	263,788	3,947,991	2,766,677
Transfers between Sub-Accounts (including the Fixed Account), net	887,284	2,162,521	(24,647,322)	(36,204,056)
Withdrawals, surrenders, annuitizations and contract charges	(4,751,196)	(4,247,523)	(63,168,552)	(59,795,993)

Net accumulation activity	(3,733,448)	(1,821,214)	(83,867,883)	(93,233,372)

Annuitization Activity:
Annuitizations	—	—	22,281	—
Annuity payments and contract charges	—	—	(17,741)	(25,619)
Adjustments to annuity reserves	—	—	(1,241)	(9,827)

Net annuitization activity	—	—	3,299	(35,446)

Net increase (decrease) from contract owner transactions	(3,733,448)	(1,821,214)	(83,864,584)	(93,268,818)

Total increase (decrease) in net assets	(3,621,033)	4,648,024	(58,635,786)	(4,774,094)
Net assets at beginning of year	31,659,251	27,011,227	341,777,797	346,551,891

Net assets at end of year	$28,038,218	$31,659,251	$283,142,011	$341,777,797

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	OMS Sub-Account		AAQ Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(91,414)	$(95,178)	$(4,290)	$101
Net realized gains (losses)	2,275,698	1,353,923	14,356	6,675
Net change in unrealized appreciation/(depreciation)	(1,456,218)	1,581,252	(5,991)	(17)

Increase (decrease) in net assets from operations	728,066	2,839,997	4,075	6,759

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	150,344	141,982	1	—
Transfers between Sub-Accounts (including the Fixed Account), net	(213,373)	(627,329)	186,743	25,025
Withdrawals, surrenders, annuitizations and contract charges	(1,608,744)	(1,837,509)	(27,682)	(32,692)

Net accumulation activity	(1,671,773)	(2,322,856)	159,062	(7,667)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(1,671,773)	(2,322,856)	159,062	(7,667)

Total increase (decrease) in net assets	(943,707)	517,141	163,137	(908)
Net assets at beginning of year	8,773,000	8,255,859	37,848	38,756

Net assets at end of year	$7,829,293	$8,773,000	$200,985	$37,848

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	PRA Sub-Account		AAP Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$1,068,961	$1,090,421	$850,833	$723,322
Net realized gains (losses)	(391,425)	78,500	67,619	407,230
Net change in unrealized appreciation/(depreciation)	(938,965)	(1,886,560)	(1,221,458)	(1,586,952)

Increase (decrease) in net assets from operations	(261,429)	(717,639)	(303,006)	(456,400)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	191,410	6,088	78,349	515,970
Transfers between Sub-Accounts (including the Fixed Account), net	495,434	16,151,142	1,133,240	3,226,093
Withdrawals, surrenders, annuitizations and contract charges	(6,053,664)	(4,683,311)	(1,243,770)	(1,496,160)

Net accumulation activity	(5,366,820)	11,473,919	(32,181)	2,245,903

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(5,366,820)	11,473,919	(32,181)	2,245,903

Total increase (decrease) in net assets	(5,628,249)	10,756,280	(335,187)	1,789,503
Net assets at beginning of year	34,072,842	23,316,562	24,033,787	22,244,284

Net assets at end of year	$28,444,593	$34,072,842	$23,698,600	$24,033,787

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	BBD Sub-Account		PCR Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(7,383)	$1,261	$(695,312)	$42,173
Net realized gains (losses)	(65,190)	(39,570)	(5,652,909)	(4,878,613)
Net change in unrealized appreciation/(depreciation)	(37,409)	(117,940)	(3,744,104)	(6,176,373)

Increase (decrease) in net assets from operations	(109,982)	(156,249)	(10,092,325)	(11,012,813)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	7,582	304,088	598,032
Transfers between Sub-Accounts (including the Fixed Account), net	(131,208)	(211,169)	5,531,736	6,106,964
Withdrawals, surrenders, annuitizations and contract charges	(45,255)	(26,091)	(7,173,249)	(7,989,670)

Net accumulation activity	(176,463)	(229,678)	(1,337,425)	(1,284,674)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(227)	(252)
Adjustments to annuity reserves	—	—	(18)	(50)

Net annuitization activity	—	—	(245)	(302)

Net increase (decrease) from contract owner transactions	(176,463)	(229,678)	(1,337,670)	(1,284,976)

Total increase (decrease) in net assets	(286,445)	(385,927)	(11,429,995)	(12,297,789)
Net assets at beginning of year	777,700	1,163,627	57,375,797	69,673,586

Net assets at end of year	$491,255	$777,700	$45,945,802	$57,375,797

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	PMB Sub-Account		BBE Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$685,027	$812,843	$15,598	$19,812
Net realized gains (losses)	269,735	686,316	4,599	6,383
Net change in unrealized appreciation/(depreciation)	(839,855)	(3,817,091)	(19,864)	(82,268)

Increase (decrease) in net assets from operations	114,907	(2,317,932)	333	(56,073)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	253,234	150,152	4,350	7,824
Transfers between Sub-Accounts (including the Fixed Account), net	(1,087,727)	(840,958)	(91,208)	(32,664)
Withdrawals, surrenders, annuitizations and contract charges	(3,078,547)	(3,008,870)	(28,756)	(28,336)

Net accumulation activity	(3,913,040)	(3,699,676)	(115,614)	(53,176)

Annuitization Activity:
Annuitizations	—	3,097	—	—
Annuity payments and contract charges	(1,449)	(1,403)	—	—
Adjustments to annuity reserves	(418)	(405)	—	—

Net annuitization activity	(1,867)	1,289	—	—

Net increase (decrease) from contract owner transactions	(3,914,907)	(3,698,387)	(115,614)	(53,176)

Total increase (decrease) in net assets	(3,800,000)	(6,016,319)	(115,281)	(109,249)
Net assets at beginning of year	21,005,673	27,021,992	537,988	647,237

Net assets at end of year	$17,205,673	$21,005,673	$422,707	$537,988

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	6TT Sub-Account		PRR Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$5,103,512	$14,306,451	$(198,654)	$(55,709)
Net realized gains (losses)	(15,411,646)	(11,835,045)	778,670	3,912,914
Net change in unrealized appreciation/(depreciation)	30,917,475	(98,043,491)	770,012	(13,908,792)

Increase (decrease) in net assets from operations	20,609,341	(95,572,085)	1,350,028	(10,051,587)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,059,989	4,261,801	716,439	1,187,387
Transfers between Sub-Accounts (including the Fixed Account), net	(113,488,416)	(158,602,158)	(2,071,307)	3,950,347
Withdrawals, surrenders, annuitizations and contract charges	(67,226,677)	(53,513,843)	(12,808,154)	(12,935,857)

Net accumulation activity	(177,655,104)	(207,854,200)	(14,163,022)	(7,798,123)

Annuitization Activity:
Annuitizations	28,503	5,087	—	—
Annuity payments and contract charges	(11,451)	(444,163)	—	—
Adjustments to annuity reserves	(1,188)	1,207	—	—

Net annuitization activity	15,864	(437,869)	—	—

Net increase (decrease) from contract owner transactions	(177,639,240)	(208,292,069)	(14,163,022)	(7,798,123)

Total increase (decrease) in net assets	(157,029,899)	(303,864,154)	(12,812,994)	(17,849,710)
Net assets at beginning of year	794,289,727	1,098,153,881	79,426,344	97,276,054

Net assets at end of year	$637,259,828	$794,289,727	$66,613,350	$79,426,344

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	PTR Sub-Account		AAR Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$1,270,535	$1,580,820	$(357,889)	$(233,564)
Net realized gains (losses)	2,118,996	7,625,730	522,275	145,115
Net change in unrealized appreciation/(depreciation)	3,915,623	(20,923,215)	324,062	361,848

Increase (decrease) in net assets from operations	7,305,154	(11,716,665)	488,448	273,399

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,305,525	2,761,104	93,403	648
Transfers between Sub-Accounts (including the Fixed Account), net	(6,513,168)	20,721,647	4,519,573	13,217,237
Withdrawals, surrenders, annuitizations and contract charges	(50,303,369)	(47,535,524)	(3,225,680)	(442,190)

Net accumulation activity	(53,511,012)	(24,052,773)	1,387,296	12,775,695

Annuitization Activity:
Annuitizations	10,906	129,872	—	—
Annuity payments and contract charges	(29,091)	(15,952)	—	—
Adjustments to annuity reserves	(2,381)	(176)	—	—

Net annuitization activity	(20,566)	113,744	—	—

Net increase (decrease) from contract owner transactions	(53,531,578)	(23,939,029)	1,387,296	12,775,695

Total increase (decrease) in net assets	(46,226,424)	(35,655,694)	1,875,744	13,049,094
Net assets at beginning of year	302,435,033	338,090,727	20,126,427	7,077,333

Net assets at end of year	$256,208,609	$302,435,033	$22,002,171	$20,126,427

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AAS Sub-Account		WTF Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(12,888)	$(29,526)	$(7,781)	$(7,335)
Net realized gains (losses)	896,047	467,110	121,772	104,546
Net change in unrealized appreciation/(depreciation)	548,747	1,165,448	(108,196)	50,871

Increase (decrease) in net assets from operations	1,431,906	1,603,032	5,795	148,082

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	51,793	36,765	86	2,737
Transfers between Sub-Accounts (including the Fixed Account), net	5,809,829	6,704,601	(1,805)	(50,763)
Withdrawals, surrenders, annuitizations and contract charges	(1,788,260)	(612,855)	(85,889)	(98,603)

Net accumulation activity	4,073,362	6,128,511	(87,608)	(146,629)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	4,073,362	6,128,511	(87,608)	(146,629)

Total increase (decrease) in net assets	5,505,268	7,731,543	(81,813)	1,453
Net assets at beginning of year	10,403,998	2,672,455	526,566	525,113

Net assets at end of year	$15,909,266	$10,403,998	$444,753	$526,566

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	USC Sub-Account		AAL Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(1,503)	$(1,307)	$(83,893)	$(91,825)
Net realized gains (losses)	10,071	7,295	(212,641)	861,514
Net change in unrealized appreciation/(depreciation)	(6,358)	14,123	1,766,754	(2,005,056)

Increase (decrease) in net assets from operations	2,210	20,111	1,470,220	(1,235,367)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	161,949	185,513
Transfers between Sub-Accounts (including the Fixed Account), net	1,299	(3,762)	9,211,293	12,735,427
Withdrawals, surrenders, annuitizations and contract charges	(5,366)	(345)	(4,126,645)	(2,637,461)

Net accumulation activity	(4,067)	(4,107)	5,246,597	10,283,479

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(4,067)	(4,107)	5,246,597	10,283,479

Total increase (decrease) in net assets	(1,857)	16,004	6,716,817	9,048,112
Net assets at beginning of year	80,974	64,970	35,196,445	26,148,333

Net assets at end of year	$79,117	$80,974	$41,913,262	$35,196,445

[3]	These Sub-Accounts were closed and merged into new Sub-Accounts during 2014 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2014. See Note 1 for additional information around merged Sub-Accounts.
[4]	The activities for these Sub-Accounts are for the period of August 11, 2014 to December 31, 2014. Refer to Note 1 for details on merged Sub-Accounts.
[5]	These Sub-Account were closed on August 16,2013.
[6]	These Sub-Account commenced operation on August 16, 2013.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2014

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account F (the “Variable Account”) (formerly known as Sun Life of Canada (U.S) Variable Account F) is a separate account of Delaware Life Insurance Company (the “Sponsor”), (formerly known as Sun Life Assurance Company of Canada (U.S)). The Variable Account was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Choice II contracts, Regatta Classic contracts, Regatta Extra contracts, Regatta Flex II contracts, Regatta Flex 4 contracts, Regatta Gold contracts, Regatta Platinum contracts, Masters Access contracts (formerly known as Sun Life Financial Masters Access), Masters Choice contracts (formerly known as Sun Life Financial Masters Choice), Masters Choice II contracts (formerly known as Sun Life Financial Masters Choice II), Masters Extra contracts (Sun Life Financial Masters Extra), Masters Extra II contracts (formerly known as Sun Life Financial Masters Extra II), Masters Flex contracts (formerly known as Sun Life Financial Masters Flex), Masters Flex II contracts (formerly known as Sun Life Financial Masters Flex II), Masters I Share contracts (formerly known as Sun Life Financial Masters I Share), Masters IV contracts (formerly known as Sun Life Financial Masters IV), Masters VII contracts (formerly known as Sun Life Financial Masters VII) (collectively the “Contracts”), and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

On August 2, 2013, after receiving all required regulatory approvals, Sun Life Financial Inc. (“SLF”), the Sponsor’s former indirect parent company, and Delaware Life Holdings, LLC (“DLH”) concluded the sale of SLF’s domestic U.S. in-force annuities business and certain life insurance businesses to DLH, a Delaware limited liability company (the “Sale Transaction”). As part of the Sale Transaction, DLH acquired all of the issued and outstanding shares of the Sponsor. The Sale Transaction was effective August 1, 2013.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

1. BUSINESS AND ORGANIZATION (CONTINUED)

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
6TT	PIMCO VIT Global Multi-Asset Portfolio Advisor Class	May 1, 2014
TDM	Franklin Templeton VIP Templeton Developing Markets Securities Fund (Class 2)	May 1, 2014
FTI	Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2)	May 1, 2014
S17	Franklin Templeton VIP Founding Funds Allocation Fund (Class 2)	May 1, 2014
AAX	Franklin Templeton VIP Templeton Global Bond Securities Class 4	May 1, 2014
FTG	Franklin Templeton VIP Templeton Growth Securities Fund (Class 2)	May 1, 2014
ISC	Franklin Templeton VIP Franklin Income Securities Fund (Class 2)	May 1, 2014
AAZ	Franklin Templeton VIP Franklin Income Securities Fund Class 4	May 1, 2014
FMS	Franklin Templeton VIP Mutual Shares Securities Fund (Class 2)	May 1, 2014
BBC	Franklin Templeton VIP Franklin Mutual Shares Securities Fund Class 4	May 1, 2014
FVS	Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2)	May 1, 2014
BBA	Franklin Templeton VIP Franklin Small Cap Value Securities Fund Class 4	May 1, 2014
SIC	Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2)	May 1, 2014
BBB	Franklin Templeton VIP Franklin Strategic Income Securities Fund Class 4	May 1, 2014

The following Sub-Accounts merged with new or existing Sub-Accounts during the current year:

Closed Sub-Account	New Sub-Account	Effective Date
UTS	NNB	August 11, 2014
MFE	NNC	August 11, 2014
MVS	FFO	August 11, 2014
MV1	FFP	August 11, 2014
NWD	FFS	August 11, 2014
M1A	TND	August 11, 2014
HVG	MMS	May 16, 2014
HVI	HVD	June 20, 2014
HVC	HSS	June 20, 2014
HVS	MM1	May 16, 2014
HRS	MM1	May 16, 2014
HVR	MM1	May 16, 2014
HBF	MM1	May 16, 2014

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

1. BUSINESS AND ORGANIZATION (CONTINUED)

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years) is as follows:

Sub-Account	Effective Date
NNB, NNC	August 11, 2014
GGC, GGE	August 16, 2013
FFN, FFO, FFP, TND	December 10, 2012
FFL, TEG, FFJ, FFK	August, 20, 2012
AAM, AAN, AAP, AAQ, AAR, AAS, AAU, AAW, AAX, AAY, AAZ, AI8, BBB, BBA, BBC, BBD, BBE	October 31, 2011
AAA, AAL	May 2, 2011

A summary of Sub-Accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years, is as follows:

Sub-Account	Year of First Activity
FFS	2014
SBI	2010

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2014. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Purchase Payments

Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Annuitization

On the annuity commencement date, the contract’s accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments

The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract. The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Accounting for Uncertain Tax Provisions

The 2003 through 2014 tax years generally remain subject to examination by U.S. federal and most state tax authorities. Although the Sponsor remains jointly and severally liable for consolidated tax liabilities, the Sponsor is held harmless by its former parent in accordance with the Sale Transaction and believes that the possibility of a tax liability for the pre-sale tax years is remote. Additionally, management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required as of December 31, 2014.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments and the calculation of the reserve for variable annuities. Actual results could vary from the amounts derived from management’s estimates.

Subsequent events

Management has evaluated events subsequent to December 31, 2014 noting there are no subsequent events requiring accounting adjustments or disclosure.

New and Adopted Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, “Financial Services - Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria an entity would need to meet to qualify as an investment company under ASC 946. The amendments clarify the characteristics of an investment company and provide comprehensive guidance for assessing whether an entity is an investment company. ASU 2013-08 also requires entities to disclose their status as an investment company and investment companies to measure noncontrolling ownership interests in other investment companies at fair value rather than using the equity method of accounting. The amendments in ASU 2013-08 are effective for an entity’s interim and annual reporting periods in fiscal years that begin after December 15, 2013. Earlier application is prohibited. The Variable Account adopted ASU 2013-08 on January 1, 2014. The Variable Account is characterized as an investment company under ASU 2013-08. The adoption did not have a significant impact on the Variable Account’s financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements (Continued)

In January 2013, FASB issued ASU No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This ASU clarifies the scope of offsetting disclosure requirements in ASU 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities”. Under ASU 2013-01, the disclosure requirements would apply to derivative instruments accounted for in accordance with ASC 815 “Derivatives and Hedging”, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending arrangements that are either offset on the balance sheet or subject to an enforceable master netting arrangement or similar agreement. Entities with other types of financial assets and financial liabilities subject to a master netting arrangement or similar agreement also are affected because these amendments make them no longer subject to the disclosure requirements in ASU No. 2011-11.

Effective January 1, 2013, companies are required to disclose (a) gross amounts of recognized assets and liabilities; (b) gross amounts offset in the statement of financial position; (c) net amounts of assets and liabilities presented in the statement of financial position; (d) gross amounts subject to an enforceable master netting agreement not offset in the statements of financial position; and (e) net amounts after deducting (d) from (c). The disclosure should be presented in tabular format (unless another format is more appropriate) separately for assets and liabilities. The intent of the new disclosure is to enable users of financial statements to understand the effect of those arrangements on its financial position and to allow investors to better compare financial statements prepared under GAAP with financial statements prepared under International Financial Reporting Standards. The Variable Account adopted ASU 2013-01 on January 1, 2013 and the adoption did not have a significant impact on the Variable Account’s financial statements.

On January 1, 2013, the Variable Account adopted the amendments to ASU 2012-04, “Technical Corrections and Improvements” that are subject to transition guidance. The adoption did not impact the Variable Account’s financial statements or disclosures.

Accounting Pronouncements Not Yet Adopted

In August 2014, FASB issued ASU No. 2014-15, “Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” which is in connection with preparing financial statements for each annual and interim reporting period. An entity’s management should evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued (or within one year after the date that the financial statements are available to be issued when applicable). Management’s evaluation should be based on relevant conditions and events that are known and reasonably knowable at the date that the financial statements are issued (or at the date that the financial statements are available to be issued when applicable). The amendments in ASU 2014-15 are effective for an entity’s annual reporting period in fiscal years that end after December 15, 2016. Earlier application is prohibited. The Variable Account will adopt ASU 2014-15 and does not expect its requirements to have a significant impact on the Variable Account’s financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, Topic 820 establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2014, the $15,463 million net assets held in the Variable Account was categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2014. There were no transfers between levels during the period.

4. RELATED PARTY TRANSACTIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks, the optional death benefit riders and optional living benefit riders are based on the average daily Variable Account assets and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. These charges are reflected in the Statement of Operations.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

5. CONTRACT CHARGES (CONTINUED)

Mortality and expense risk charges (Continued)

The deductions are calculated at different levels based upon the elections made by the contract holder and are transferred periodically to the Sponsor. At December 31, 2014, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8	Level 9
Regatta	1.40%	—	—	—	—	—	—	—	—
Regatta Gold	1.25%	—	—	—	—	—	—	—	—
Regatta Classic	1.00%	—	—	—	—	—	—	—	—
Regatta Platinum	1.25%	—	—	—	—	—	—	—	—
Regatta Extra	1.30%	1.45%	1.55%	1.70%	—	—	—	—	—
Regatta Choice	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%	—	—	—
Regatta Access	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%	—	—	—
Regatta Flex 4	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%	—	—	—
Regatta Flex II	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	—
Regatta Choice II	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	—	—
Sun Life Financial Masters Extra	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%	—
Sun Life Financial Masters Choice	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%	—
Sun Life Financial Masters Access	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%	—	—	—
Sun Life Financial Masters Flex	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	—
Sun Life Financial Masters IV	1.25%	1.30%	1.35%	1.45%	1.50%	1.55%	1.60%	1.65%	1.75%
Sun Life Financial Masters VII	1.00%	1.05%	1.20%	1.25%	1.30%	1.35%	1.40%	1.50%	—
Sun Life Financial Masters Extra II	1.40%	1.80%	—	—	—	—	—	—	—
Sun Life Financial Masters Choice II	1.05%	1.30%	1.45%	—	—	—	—	—	—
Sun Life Financial Masters Flex II	1.30%	1.70%	—	—	—	—	—	—	—
Sun Life Financial Masters I Share	0.50%	—	—	—	—	—	—	—	—

Distribution and administrative expense charges

For assuming the risk that surrender charges may be insufficient to compensate the Sponsor for the costs of distributing the Contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the average daily value of the contract invested in the Sub-Account attributable to Regatta, Financial Masters VII, Financial Masters Extra, Financial Masters Extra II, Financial Masters Choice and Financial Masters Choice II, and at an effective annual rate of 0.20% of the average daily value of the contract invested in the Sub-Account attributable to Financial Masters IV, Financial Masters Access, Financial Masters Flex and Financial Masters Flex II. There are no distribution charges associated with the other contracts listed in Note 1.

Additionally, for Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, and Masters Choice II contracts, an administrative expense charge is deducted from the assets of the Variable Account at an annual effective rate equal to 0.15% of the average daily Variable Account value. This charge is designed to reimburse the Sponsor for expenses incurred in administering the Contracts, the accounts and the Variable Account that are not covered by the annual account administration fee (“Account Fee”). Distribution and administrative expense charges are reflected in the Statement of Operations.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

5. CONTRACT CHARGES (CONTINUED)

Administration charges (“Account Fee”)

Each year on the account anniversary date, an Account Fee equal to the lesser of $30 or 2% of the participant’s account value in the case of Regatta Gold and Regatta Platinum, $35 in the case of Regatta Extra contracts, and $50 in the case of Regatta Choice, Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, and Masters Choice II contracts (after account year 5, the Account Fee for Regatta Gold, Regatta Platinum, Regatta Extra, and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant’s account value) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. The Account Fee related to contracts in the accumulation phase is reflected in the Statement of Changes in Net Assets as part of “Withdrawals, surrenders, annuitizations, and contract charges” line item. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year and reflected under the line item “annuity payments and contract charges” in the Statement of Changes in Net Assets.

Surrender charges

The Sponsor does not deduct a sales charge from the purchase payments. However, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn will be deducted to cover certain expenses relating to the sale of Regatta, Regatta Gold, Regatta Flex 4, and Regatta Platinum contracts; 8% for Regatta Extra, Regatta Choice II, Regatta Flex II, Masters Choice, Masters Choice II, Masters Flex, Masters Flex II, Masters Extra, Masters Extra II, Masters IV, and Masters VII; and for 7% for Regatta Choice if the contract holder requests a full withdrawal prior to reaching the pay-out phase. These charges are reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statement of Changes in Net Assets.

Optional living benefit rider charges (“Benefit Fee”)

Benefit Fee is charged for optional living benefit riders elected by the contract holder. The Benefit fee is deducted from the related account value as highlighted in the following table.

	Single Life Quarterly Charge	Joint Life Quarterly Charge	Single Life Annual Charge	Joint Life Annual Charge
Secured Returns	0.1000%	N/A	0.40%	N/A
Secured Returns 2	0.1250%	N/A	0.50%	N/A
Secured Returns for Life	0.1250%	N/A	0.50%	N/A
Secured Returns for Life Plus	0.1250%	N/A	0.50%	N/A
Income on Demand	0.1625%	0.2125%	0.65%	0.85%
Income on Demand II	0.1625%	0.2125%	0.65%	0.85%
Retirement Asset Protector	0.1875%	N/A	0.75%	N/A
Retirement Income Escalator	0.1875%	0.2375%	0.75%	0.95%
Income Advisor	0.2250%	0.2750%	0.90%	1.10%
Income on Demand II Plus	0.2375%	0.2875%	0.95%	1.15%
Income on Demand II Escalator	0.2375%	0.2875%	0.95%	1.15%
Retirement Income Escalator II	0.2375%	0.2875%	0.95%	1.15%
Income Riser	0.2750%	0.3250%	1.10%	1.30%
Income on Demand III Escalator	0.2750%	0.3250%	1.10%	1.30%
Income Riser III	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer Plus	0.3125%	0.3625%	1.25%	1.45%

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

5. CONTRACT CHARGES (CONTINUED)

Optional living benefit rider charges (“Benefit Fee”) (Continued)

Income Advisor was only available on Masters I Share contracts. Income Maximizer, Income Maximizer Plus, and Income Riser III were available on Masters Choice II contracts, Masters Extra II contracts, and Masters Flex II contracts. The remaining optional living benefits above were available on Masters Extra, Masters Choice, Masters Flex, and Masters Access contracts.

Secured Returns for Life and Secured Returns for Life Plus were the only optional living benefits available on Masters IV and Masters VII contracts.

Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income on Demand, and Retirement Asset Protector were the only optional living benefits available on Regatta Flex II and Regatta Choice II contracts.

Benefit Fee is reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statement of Changes in Net Assets

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to deduct the taxes at the annuity commencement date. However, the Sponsor reserves the right to deduct such taxes when incurred.

6. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and who chose the variable payout option. Annuity reserves for contracts with annuity commencement dates prior to January 1, 1987 are calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1987 and December 31, 1998 are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after January 1, 1999 are calculated using the Annuity 2000 Table. All annuity reserves are calculated using an assumed interest rate of at least 3% or 4% per year. The Individual Annuitant Mortality Tables utilized are subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners. The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2014 were as follows:

	Purchases	Sales
AVB	$19,886,321	$14,040,588
AAA	27,939,180	18,147,448
AN4	1,020,938	2,217,193
IVB	7,929,547	12,412,596
AAU	3,441,143	3,098,704
9XX	98,914,705	141,957,764
NMT	14,854	17,425
MCC	9,707,993	29,006,013
NNG	1,087	35,270
CMG	10,367,481	7,538,193
NMI	962,705	2,040,942
CSC	17,998	13,908
FVB	37,452,206	20,795,024
FL1	17,124,027	50,385,523
F10	220,440	1,577,036
F15	2,690,275	7,171,700
F20	2,654,951	9,123,988
FVM	10,120,145	36,236,340
SGI	70,382,400	82,806,243
TDM	6,761,138	10,680,359
FTI	24,685,624	41,589,623
S17	3,646,290	9,337,001
AAX	2,551,287	2,275,490
FTG	5,182,012	8,235,785
ISC	21,999,046	27,150,244
AAZ	939,372	817,852
FMS	12,252,795	46,721,682
BBC	132,591	43,914
FVS	8,699,758	11,497,706
BBA	251,011	96,035
SIC	7,048,341	8,297,242
BBB	78,396	69,405
HBF	3,901,103	15,113,498
HVD	775,188	2,361,455
HVG	384,695	821,942
HVI	75,970	997,204
HVE	334,523	2,714,806
HVC	435,810	1,625,874
HVS	542,631	8,422,227
HRS	384,690	2,406,173

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
HVR	234,609	1,458,077
HSS	1,341,654	2,487,956
VKC	3,533,117	3,174,035
VLC	10,332,595	11,907,681
VKU	38,112,995	20,538,102
AI8	1,503,162	779,961
AAY	19,861,617	7,896,841
AAM	9,066,587	1,987,637
LRE	12,636,146	18,208,039
LA9	10,270,322	10,676,967
LAV	12,435,132	13,255,477
GGC	28,264,256	65,886,281
GGE	36,936,276	125,127,262
FFL	12,516,772	23,498,160
TEG	5,915,482	5,038,067
FFJ	4,659,060	4,729,406
FFK	9,009,257	10,987,867
FFS	74,517,362	3,763,777
TND	68,108,039	8,713,430
AAN	53,269,331	132,391,519
FFN	19,728,462	44,573,010
NNB	174,291,369	10,574,103
NNC	110,820,905	9,807,943
FFO	141,215,539	78,700,562
FFP	184,765,930	21,979,895
MIT	12,166,846	53,282,109
MFL	3,957,844	31,832,580
BDS	9,413,744	14,066,776
MF7	36,121,111	39,973,174
RGS	8,739,387	19,338,931
RG1	8,568,623	14,617,566
EME	2,174,556	6,789,590
EM1	5,014,548	7,514,543
GGS	710,338	3,977,336
GG1	813,110	1,548,453
GGR	1,220,330	8,080,000
GG2	90,760	1,381,015
RES	2,753,418	17,556,988
RE1	469,277	1,994,012
GTR	3,556,216	10,916,724
GT2	40,668,530	131,403,382
GSS	9,537,221	23,315,527

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MFK	27,067,453	78,164,803
HYS	7,727,325	16,417,702
MFC	12,609,911	27,006,722
IGS	5,494,817	9,139,905
IG1	4,021,118	5,833,058
MII	3,232,616	7,500,497
MI1	14,456,492	37,927,040
MIS	37,015,165	56,253,435
M1B	5,600,939	11,906,513
MMS	31,843,974	40,721,369
MM1	105,219,009	142,375,046
NWD	20,161,192	67,200,371
M1A	18,349,818	56,931,389
RIS	2,794,595	5,018,983
RI1	10,300,262	18,241,466
SIS	5,571,706	6,008,423
SI1	1,526,534	1,636,734
TEC	2,287,133	2,907,936
TE1	395,852	537,669
UTS	28,141,575	179,916,681
MFE	18,667,536	121,469,013
MVS	22,725,391	134,966,570
MV1	29,996,534	199,434,275
VSC	25,306,953	29,111,316
6XX	44,443,547	143,850,989
SC3	127,974	916,943
SRE	4,060,158	30,561,418
8XX	31,571,895	118,503,851
5XX	14,925,390	49,398,419
SDC	32,744,546	99,977,575
S15	29,977,195	46,864,528
SGC	6,805,751	13,373,181
S13	10,642,862	9,731,176
7XX	143,426,597	268,570,649
2XX	2,237,856	2,322,967
AAW	3,352,450	2,014,476
VKM	3,674,136	4,297,149
OCA	5,027,279	7,237,893
OBV	1,162,397	2,795,091
OGG	4,034,512	6,640,113
OMG	10,310,490	91,372,576
OMS	1,788,683	2,417,162
AAQ	325,260	166,788

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
PRA	7,930,176	12,228,035
AAP	5,060,900	4,242,248
BBD	102,005	285,851
PCR	11,305,995	13,338,959
PMB	2,445,217	5,336,463
BBE	50,838	142,621
6TT	29,663,967	202,198,507
PRR	3,128,592	17,490,268
PTR	18,350,757	70,623,897
AAR	8,022,603	6,706,470
AAS	8,063,963	4,003,489
WTF	68,699	109,353
USC	11,921	7,644
AAL	13,602,716	8,440,012

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2014 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AVB	15,183,387	15,537,823	(354,436)
AAA	35,980,861	35,342,660	638,201
AN4	3,149,835	3,265,914	(116,079)
IVB	29,537,639	30,200,224	(662,585)
AAU	1,784,596	1,821,090	(36,494)
9XX	135,625,182	142,711,409	(7,086,227)
NMT	8,611	8,830	(219)
MCC	29,679,013	31,364,480	(1,685,467)
NNG	—	2,169	(2,169)
CMG	7,448,647	7,548,173	(99,526)
NMI	2,066,869	2,133,050	(66,181)
CSC	7,590	7,578	12
FVB	23,622,208	23,383,182	239,026
FL1	56,214,206	58,597,132	(2,382,926)
F10	361,462	460,784	(99,322)
F15	2,865,369	3,197,926	(332,557)
F20	2,895,531	3,375,290	(479,759)
FVM	33,319,324	35,012,704	(1,693,380)
SGI	107,720,627	110,987,944	(3,267,317)
TDM	10,749,651	10,986,280	(236,629)
FTI	29,414,183	30,115,697	(701,514)
S17	4,367,306	4,839,936	(472,630)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
AAX	2,049,647	2,047,624	2,023
FTG	4,376,013	4,513,675	(137,662)
ISC	28,143,310	28,816,220	(672,910)
AAZ	715,314	713,789	1,525
FMS	38,922,025	40,628,095	(1,706,070)
BBC	64,753	59,147	5,606
FVS	4,502,028	4,694,085	(192,057)
BBA	159,349	153,411	5,938
SIC	5,696,252	5,926,540	(230,288)
BBB	82,454	84,431	(1,977)
HBF	915,801	1,904,074	(988,273)
HVD	982,172	1,103,709	(121,537)
HVG	69,981	148,438	(78,457)
HVI	124,125	205,536	(81,411)
HVE	1,140,007	1,383,651	(243,644)
HVC	154,178	270,717	(116,539)
HVS	710,835	1,448,779	(737,944)
HRS	275,116	584,053	(308,937)
HVR	121,292	252,558	(131,266)
HSS	1,079,557	1,167,516	(87,959)
VKC	2,081,076	2,105,983	(24,907)
VLC	10,858,182	10,955,195	(97,013)
VKU	29,315,980	28,511,848	804,132
AI8	598,563	544,480	54,083
AAY	12,491,465	11,379,070	1,112,395
AAM	2,319,279	1,890,131	429,148
LRE	19,235,769	19,740,192	(504,423)
LA9	6,131,275	6,479,531	(348,256)
LAV	8,079,418	8,516,016	(436,598)
GGC	5,256,684	9,832,703	(4,576,019)
GGE	50,366,524	59,661,182	(9,294,658)
FFL	4,089,655	5,105,051	(1,015,396)
TEG	2,383,684	2,394,319	(10,635)
FFJ	1,165,165	1,454,425	(289,260)
FFK	7,104,131	7,397,796	(293,665)
FFS	8,895,960	3,057,078	5,838,882
TND	14,275,076	10,587,229	3,687,847
AAN	275,127,045	283,407,241	(8,280,196)
FFN	56,142,065	58,900,431	(2,758,366)
NNB	17,293,531	1,861,801	15,431,730
NNC	24,236,843	14,634,513	9,602,330
FFO	78,693,669	71,796,688	6,896,981

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
FFP	35,519,505	23,519,703	11,999,802
MIT	6,690,341	8,278,293	(1,587,952)
MFL	16,607,892	17,839,197	(1,231,305)
BDS	1,211,722	1,506,373	(294,651)
MF7	38,490,945	38,958,789	(467,844)
RGS	1,251,019	1,832,865	(581,846)
RG1	9,190,776	9,602,015	(411,239)
EME	524,070	674,613	(150,543)
EM1	5,800,496	5,934,191	(133,695)
GGS	646,633	804,004	(157,371)
GG1	199,781	245,694	(45,913)
GGR	314,945	529,224	(214,279)
GG2	83,286	151,095	(67,809)
RES	800,603	1,401,702	(601,099)
RE1	1,362,788	1,447,108	(84,320)
GTR	567,792	863,744	(295,952)
GT2	187,820,129	196,161,516	(8,341,387)
GSS	9,082,883	9,835,472	(752,589)
MFK	84,109,394	88,164,135	(4,054,741)
HYS	3,018,155	3,459,319	(441,164)
MFC	11,467,249	12,323,226	(855,977)
IGS	3,112,689	3,372,230	(259,541)
IG1	5,230,130	5,423,235	(193,105)
MII	418,835	563,051	(144,216)
MI1	41,390,640	43,101,943	(1,711,303)
MIS	12,385,253	15,296,488	(2,911,235)
M1B	4,683,181	5,216,159	(532,978)
MMS	3,252,469	3,878,394	(625,925)
MM1	82,502,419	86,080,913	(3,578,494)
NWD	1,334,311	4,381,696	(3,047,385)
M1A	3,231,813	5,363,980	(2,132,167)
RIS	735,161	882,365	(147,204)
RI1	12,345,765	12,725,435	(379,670)
SIS	736,929	803,870	(66,941)
SI1	362,989	373,537	(10,548)
TEC	622,324	708,569	(86,245)
TE1	57,294	66,557	(9,263)
UTS	294,956	4,360,621	(4,065,665)
MFE	3,097,318	5,619,366	(2,522,048)
MVS	678,175	5,635,151	(4,956,976)
MV1	11,964,378	20,140,011	(8,175,633)
VSC	26,432,133	27,832,943	(1,400,810)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
6XX	83,497,765	90,907,829	(7,410,064)
SC3	335,135	371,117	(35,982)
SRE	23,580,250	25,288,877	(1,708,627)
8XX	29,714,383	34,944,640	(5,230,257)
5XX	66,490,604	69,097,304	(2,606,700)
SDC	157,671,038	164,224,309	(6,553,271)
S15	81,333,256	82,973,881	(1,640,625)
SGC	8,745,344	9,410,434	(665,090)
S13	8,387,672	8,548,498	(160,826)
7XX	166,078,901	174,665,102	(8,586,201)
2XX	1,651,146	1,718,903	(67,757)
AAW	914,423	838,465	75,958
VKM	1,894,378	2,021,469	(127,091)
OCA	3,145,080	3,262,392	(117,312)
OBV	3,417,690	3,595,524	(177,834)
OGG	4,046,723	4,229,445	(182,722)
OMG	56,887,264	60,956,747	(4,069,483)
OMS	461,738	517,511	(55,773)
AAQ	61,191	48,343	12,848
PRA	7,246,806	7,636,453	(389,647)
AAP	7,523,643	7,529,363	(5,720)
BBD	227,910	248,695	(20,785)
PCR	21,514,183	21,530,123	(15,940)
PMB	1,827,922	1,971,063	(143,141)
BBE	113,918	124,603	(10,685)
6TT	193,730,408	209,730,241	(15,999,833)
PRR	16,134,372	17,028,687	(894,315)
PTR	63,354,312	66,699,214	(3,344,902)
AAR	7,785,503	7,653,228	132,275
AAS	2,827,468	2,585,961	241,507
WTF	97,249	102,005	(4,756)
USC	10,774	11,005	(231)
AAL	15,444,206	14,956,836	487,370

The changes in units outstanding for the year ended December 31, 2013 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AVB	16,206,274	16,362,846	(156,572)
AAA	31,031,902	26,747,887	4,284,015
AN4	3,712,763	3,785,690	(72,927)
IVB	34,821,246	36,566,478	(1,745,232)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
AAU	1,820,451	1,395,198	425,253
9XX	157,422,251	164,162,866	(6,740,615)
NMT	9,000	9,643	(643)
MCC	38,526,878	41,525,631	(2,998,753)
NNG	—	1	(1)
CMG	8,162,105	8,695,519	(533,414)
NMI	2,366,718	2,500,576	(133,858)
CSC	6,125	5,233	892
FVB	23,346,276	23,291,353	54,923
FL1	67,633,505	71,071,605	(3,438,100)
F10	613,363	700,437	(87,074)
F15	3,457,531	3,862,470	(404,939)
F20	3,218,178	3,432,183	(214,005)
FVM	41,408,446	44,136,900	(2,728,454)
SGI	125,360,233	129,880,443	(4,520,210)
S17	5,624,555	6,198,440	(573,885)
ISC	32,001,923	33,319,094	(1,317,171)
AAZ	805,114	791,636	13,478
BBC	57,556	56,091	1,465
FVS	5,243,864	5,427,441	(183,577)
BBA	142,700	142,469	231
SIC	6,265,851	6,503,328	(237,477)
BBB	86,071	76,060	10,011
FMS	46,972,145	49,857,471	(2,885,326)
TDM	11,400,458	11,396,543	3,915
FTI	35,594,000	37,661,458	(2,067,458)
AAX	2,020,448	1,643,229	377,219
FTG	4,976,026	5,290,607	(314,581)
HBF	4,238,593	4,490,329	(251,736)
HVD	1,432,514	1,487,591	(55,077)
HVG	355,590	382,709	(27,119)
HVI	373,289	405,067	(31,778)
HVE	2,088,685	2,214,737	(126,052)
HVM	8,354	17,162	(8,808)
HVC	514,627	557,840	(43,213)
HVS	3,011,347	3,044,739	(33,392)
HRS	1,314,719	1,355,458	(40,739)
HVR	543,968	568,131	(24,163)
HSS	1,464,607	1,562,059	(97,452)
VKC	2,128,465	1,920,560	207,905
VLC	11,235,704	10,744,869	490,835
VKU	25,271,681	23,147,066	2,124,615

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
AI8	333,430	256,011	77,419
AAY	8,248,827	6,741,479	1,507,348
AAM	1,183,909	959,283	224,626
LRE	22,175,040	22,127,909	47,131
LA9	7,616,067	8,264,088	(648,021)
LAV	9,339,051	9,316,978	22,073
GGC	46,821,068	5,199,090	41,621,978
GGE	85,903,027	31,510,041	54,392,986
FFL	4,972,931	6,084,209	(1,111,278)
TEG	2,248,857	2,358,747	(109,890)
FFJ	1,452,196	1,593,134	(140,938)
FFK	8,358,337	9,015,313	(656,976)
TND	4,231,588	4,240,769	(9,181)
AAN	311,726,000	321,709,873	(9,983,873)
FFN	69,899,647	74,967,551	(5,067,904)
FFO	82,535,417	88,581,260	(6,045,843)
FFP	3,804,746	4,059,555	(254,809)
MIT	8,136,254	10,109,870	(1,973,616)
MFL	21,877,856	23,798,138	(1,920,282)
BDS	1,272,442	2,078,480	(806,038)
MF7	38,433,531	37,497,383	936,148
RGS	1,343,258	1,979,174	(635,916)
RG1	10,458,645	10,752,144	(293,499)
EME	575,337	676,771	(101,434)
EM1	6,334,416	6,403,700	(69,284)
GGS	716,687	903,098	(186,411)
GG1	387,747	359,645	28,102
GGR	366,231	640,067	(273,836)
GG2	150,926	154,969	(4,043)
RES	898,987	1,651,257	(752,270)
RE1	1,817,126	2,050,008	(232,882)
GTR	736,933	899,930	(162,997)
GT2	212,963,845	218,322,131	(5,358,286)
GSS	9,541,648	10,573,868	(1,032,220)
MFK	96,975,741	99,670,649	(2,694,908)
HYS	3,466,677	3,895,562	(428,885)
MFC	13,732,605	14,536,104	(803,499)
IGS	3,403,212	3,626,434	(223,222)
IG1	5,768,990	5,819,199	(50,209)
MII	515,354	664,031	(148,677)
MI1	48,028,377	50,001,284	(1,972,907)
MIS	14,841,855	18,253,907	(3,412,052)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
M1B	6,091,203	6,548,140	(456,937)
MMS	4,024,795	4,748,420	(723,625)
MM1	91,633,383	95,881,898	(4,248,515)
NWD	3,171,097	3,587,308	(416,211)
M1A	7,615,052	8,369,642	(754,590)
RIS	784,794	974,814	(190,020)
RI1	14,225,258	14,886,526	(661,268)
SIS	832,654	1,047,132	(214,478)
SI1	260,036	330,426	(70,390)
TEC	636,211	882,405	(246,194)
TE1	60,604	69,769	(9,165)
TRS	1,188,040	18,728,915	(17,540,875)
MFJ	17,316,353	55,691,751	(38,375,398)
UTS	626,628	1,158,467	(531,839)
MFE	7,685,190	8,129,986	(444,796)
MVS	1,565,321	2,085,733	(520,412)
MV1	28,276,635	30,263,636	(1,987,001)
VSC	33,693,553	36,437,660	(2,744,107)
6XX	96,741,218	106,428,535	(9,687,317)
SC3	456,466	481,408	(24,942)
SRE	27,759,852	27,899,139	(139,287)
8XX	33,332,953	35,925,703	(2,592,750)
5XX	79,541,530	82,368,717	(2,827,187)
SDC	174,555,748	176,444,212	(1,888,464)
S15	77,321,181	72,623,992	4,697,189
SGC	11,368,888	12,408,181	(1,039,293)
S13	9,112,472	9,331,301	(218,829)
7XX	171,656,143	175,979,637	(4,323,494)
2XX	1,934,412	2,180,824	(246,412)
AAW	443,031	367,806	75,225
VKM	2,277,066	2,625,380	(348,314)
OCA	3,734,639	3,992,015	(257,376)
OBV	3,924,351	4,023,933	(99,582)
OGG	4,633,914	4,738,992	(105,078)
OMG	74,198,491	79,502,199	(5,303,708)
OMS	590,989	680,247	(89,258)
AAQ	15,809	16,382	(573)
PRA	8,788,538	7,979,184	809,354
AAP	8,164,092	7,972,720	191,372
BBD	277,654	302,870	(25,216)
PCR	23,701,019	23,823,517	(122,498)
PMB	2,377,047	2,524,490	(147,443)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
BBE	127,756	132,780	(5,024)
6TT	249,201,235	267,555,033	(18,353,798)
PRR	18,931,817	19,421,774	(489,957)
PTR	72,249,318	73,755,791	(1,506,473)
AAR	6,246,699	5,026,218	1,220,481
AAS	2,000,473	1,577,452	423,021
WTF	124,745	133,857	(9,112)
USC	11,328	11,570	(242)
AAL	13,085,916	12,125,924	959,992

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
AVB
2014	4,964,287	$13.7762 to $12.4279	$64,503,559	2.37%	0.65% to 2.25%	6.41% to 4.70%
2013	5,318,723	11.8701 to 12.9459	65,572,601	2.26	0.65 to 2.25	13.66 to 15.52
2012	5,475,295	10.5211 to 11.2069	59,011,011	1.91	0.65 to 2.10	10.98 to 12.63
2011	5,947,187	9.4799 to 9.9498	57,458,501	2.18	0.65 to 2.10	(5.09) to (3.69)
2010	5,293,494	9.9167 to 10.2048	53,564,306	2.43	1.35 to 2.35	1.14 to 8.81

AAA
2014	10,351,045	11.6881 to 10.8888	116,820,056	0.38	0.65 to 2.55	3.53 to 1.55
2013	9,712,844	10.7227 to 11.2896	106,896,574	0.29	0.65 to 2.55	9.08 to 11.21
2012	5,428,829	9.9060 to 10.1521	54,255,262	0.13	0.65 to 2.10	5.73 to 7.30
2011	4,101,476	9.3695 to 9.4614	38,568,416	—	0.65 to 2.10	(6.30) to (5.39)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

AN4
2014	904,264	$8.8860 to $ 8.4064	$7,870,546	—%	1.35 % to 2.15%	(2.75% ) to (3.54	% )
2013	1,020,343	8.7145 to 9.1370	9,149,747	0.73	1.35 to 2.15	10.89 to 11.79
2012	1,093,270	7.8010 to 8.1732	8,792,098	1.46	1.35 to 2.30	12.57 to 13.67
2011	1,252,450	6.9298 to 8.6713	8,892,693	2.71	0.65 to 2.30	(17.97) to (16.59)
2010	1,092,105	8.4482 to 8.6813	9,392,167	1.83	1.35 to 2.30	1.70 to 11.09

IVB
2014	7,415,069	7.3699 to 6.8755	53,322,213	3.22	1.30 to 2.30	(7.68) to (8.61)
2013	8,077,654	7.5012 to 7.9827	63,128,091	5.72	1.30 to 2.35	19.85 to 21.13
2012	9,822,886	6.2590 to 6.5900	63,597,746	1.34	1.30 to 2.35	11.50 to 12.70
2011	11,207,531	5.6135 to 5.8472	64,608,169	3.88	1.30 to 2.35	(21.33) to (20.48)
2010	11,190,095	7.1355 to 7.3535	81,416,221	2.68	1.30 to 2.35	1.85 to 2.94

AAU
2014	516,702	18.3166 to 17.3365	9,178,175	0.47	0.65 to 2.30	8.24 to 6.44
2013	553,196	16.2876 to 16.9226	9,166,477	0.51	0.65 to 2.30	34.47 to 36.74
2012	127,943	12.1521 to 12.2638	1,588,940	0.33	1.35 to 2.05	16.03 to 16.86
2011	6,115	10.4824 to 10.4943	64,141	—	1.35 to 1.75	4.82 to 4.94

9XX
2014	45,691,749	12.4534 to 14.3024	684,040,864	2.09	0.65 to 2.35	1.27 to (0.46)
2013	52,777,976	12.2973 to 15.1505	787,728,876	1.01	0.65 to 2.35	11.73 to 13.67
2012	59,518,591	10.8182 to 13.4228	788,739,478	1.47	0.65 to 2.55	7.15 to 9.25
2011	61,777,993	9.9024 to 12.3742	757,127,151	2.53	0.65 to 2.35	(5.90) to (4.27)
2010	47,908,911	12.7432 to 13.0170	619,370,616	1.27	1.35 to 2.30	1.20 to 8.28

NMT
2014	2,622	17.7916	46,643	0.00	1.65	7.26
2013	2,841	16.5871	47,121	0.45	1.65	40.08
2012	3,484	11.8408	41,258	—	1.65	9.54
2011	3,533	10.8100	38,189	—	1.65	(13.38)
2010	3,338	12.4799	41,663	—	1.65	15.48

MCC
2014	7,040,262	16.5163 to 12.9366	95,782,832	—	0.65 to 2.30	8.12 to 6.32
2013	8,725,729	12.1253 to 15.2766	110,940,837	0.24	0.65 to 2.35	38.66 to 41.08
2012	11,724,482	8.7443 to 10.8285	106,744,410	—	0.65 to 2.35	8.50 to 10.40
2011	13,269,893	8.0594 to 9.8089	110,566,702	—	0.65 to 2.35	(14.18) to (12.68)
2010	14,342,386	9.3906 to 9.7833	138,265,475	—	1.30 to 2.35	2.84 to 15.60

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,				For the years ended December 31,
	Units	Unit Value[4]		Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

NNG
2014	—	$	— to $—	$1	0.04%	1.65% to 1.75%	7.62% to 7.51%
2013	2,169		16.3665 to 16.5136	35,578	0.25	1.65 to 1.75	33.27 to 33.40
2012	2,170		12.2809 to 12.3786	26,696	0.74	1.65 to 1.75	10.26 to 10.38
2011	2,170		11.1378 to 11.2150	24,200	0.09	1.65 to 1.75	(4.34) to (4.24)
2010	11,218		11.5747 to 11.7119	130,018	0.12	1.65 to 1.85	19.30 to 19.54

CMG
2014	2,053,710		17.3704 to 14.8046	32,044,120	0.06	0.65 to 2.30	8.46 to 6.66
2013	2,153,236		13.9292 to 16.0160	31,284,082	0.07	0.65 to 2.25	32.27 to 34.43
2012	2,686,650		10.4998 to 11.9139	29,316,702	0.48	0.65 to 2.30	9.33 to 11.18
2011	2,948,066		9.6039 to 10.7156	29,170,579	0.09	0.65 to 2.30	(5.06) to (3.46)
2010	2,712,649		10.1161 to 10.4978	28,087,424	0.05	1.35 to 2.30	0.68 to 19.63

NMI
2014	601,467		10.3774 to 13.1953	8,180,085	0.03	1.30 to 2.10	(6.33) to (7.09)
2013	667,648		10.6265 to 15.1870	9,749,224	0.41	1.30 to 2.10	17.87 to 18.83
2012	801,506		8.8906 to 12.7869	9,865,957	0.91	1.30 to 2.10	15.14 to 16.08
2011	1,007,217		7.7217 to 11.0208	10,671,777	0.82	1.30 to 2.10	(17.94) to (17.27)
2010	1,076,458		9.4101 to 13.3287	13,809,157	0.69	1.30 to 2.30	0.50 to 12.25

CSC
2014	2,088		17.6183 to 17.0999	36,485	0.48	1.55 to 1.85	1.45 to 1.14
2013	2,076		16.9066 to 17.3660	35,796	0.72	1.55 to 1.85	31.56 to 31.96
2012	1,184		12.8507 to 13.0562	15,387	0.29	1.65 to 1.85	9.19 to 9.41
2011	1,172		11.7697 to 11.9334	13,935	0.90	1.65 to 1.85	(7.86) to (7.68)
2010	1,022		12.7743 to 12.9257	13,175	1.03	1.65 to 1.85	24.13 to 24.38
FVB
2014	7,801,320		15.2037 to 14.0970	116,145,981	1.32	0.65 to 2.30	9.30 to 7.49
2013	7,562,294		13.1149 to 14.0597	103,919,564	1.36	1.30 to 2.30	16.54 to 17.73
2012	7,507,371		11.3885 to 11.9421	87,912,238	1.53	1.30 to 2.10	12.40 to 13.32
2011	7,396,640		10.1324 to 10.5126	76,682,725	1.64	0.65 to 2.10	(5.84) to (4.45)
2010	5,329,715		10.6772 to 11.0801	58,332,583	1.60	1.35 to 2.30	1.23 to 16.17

FL1
2014	14,500,339		17.6466 to 15.0102	228,891,089	0.69	0.65 to 2.35	10.93 to 9.03
2013	16,883,265		13.7669 to 15.9081	242,518,324	0.80	0.65 to 2.35	27.88 to 30.10
2012	20,321,365		10.7657 to 12.2274	226,589,248	1.09	0.65 to 2.35	13.40 to 15.38
2011	22,654,962		9.4938 to 10.5974	221,030,866	0.80	0.65 to 2.35	(5.06) to (3.41)
2010	22,219,731		10.0146 to 10.3056	226,649,086	1.05	1.30 to 2.30	1.40 to 15.41

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

F10
2014	266,873	$14.8405 to $13.8371	$3,823,400	1.13%	1.35% to 2.10%	2.80% to 2.02%
2013	366,195	13.5628 to 14.4357	5,112,070	1.35	1.35 to 2.10	10.82 to 11.67
2012	453,269	12.1048 to 12.9273	5,687,870	1.64	1.35 to 2.25	9.06 to 10.07
2011	472,101	11.0993 to 11.7448	5,402,924	1.69	1.35 to 2.25	(2.66) to (1.77)
2010	586,368	11.4029 to 11.9562	6,869,231	1.73	1.35 to 2.25	10.01 to 11.03

F15
2014	1,475,877	15.1933 to 13.9034	21,668,717	1.29	1.30 to 2.25	3.10 to 2.10
2013	1,808,434	13.6168 to 14.7369	25,834,253	1.41	1.30 to 2.25	11.54 to 12.62
2012	2,213,373	12.2083 to 13.0854	28,165,613	1.74	1.30 to 2.25	9.37 to 10.44
2011	2,439,910	11.1620 to 11.8482	28,232,570	1.76	1.30 to 2.25	(2.75) to (1.81)
2010	2,690,154	11.4777 to 12.0663	31,790,466	2.02	1.30 to 2.25	0.70 to 11.32

F20
2014	2,247,982	15.1973 to 13.8419	33,093,994	1.32	1.30 to 2.30	3.24 to 2.19
2013	2,727,741	13.2873 to 14.7210	39,069,394	1.52	0.65 to 2.30	12.98 to 14.88
2012	2,941,746	11.9896 to 12.8982	37,000,260	1.71	1.30 to 2.30	10.46 to 11.59
2011	3,280,196	10.8545 to 11.5582	37,084,576	1.83	1.30 to 2.30	(3.51) to (2.52)
2010	3,591,134	11.2492 to 11.8574	41,774,592	2.00	1.30 to 2.30	0.77 to 12.84

FVM
2014	8,575,087	15.4818 to 15.8235	142,229,294	0.02	0.65 to 2.25	5.34 to 3.65
2013	10,268,467	14.6966 to 16.3096	163,285,319	0.26	0.65 to 2.35	32.68 to 34.99
2012	12,996,921	10.8875 to 12.1619	154,665,507	0.38	0.65 to 2.35	11.86 to 13.81
2011	14,937,626	9.5660 to 10.7565	157,792,397	0.02	0.65 to 2.35	(12.94) to (11.43)
2010	14,828,391	11.7343 to 12.2246	178,592,880	0.12	1.30 to 2.35	(0.13) to 26.90
SGI
2014	30,072,823	12.4532 to 12.3532	399,793,906	2.65	0.65 to 2.55	(1.87) to (3.75)
2013	33,340,140	12.6902 to 14.0011	456,002,716	1.66	0.65 to 2.55	10.36 to 12.51
2012	37,860,350	11.2791 to 12.5261	464,766,322	0.74	0.65 to 2.55	11.89 to 14.08
2011	42,483,720	9.8870 to 11.0258	461,684,334	1.22	0.65 to 2.35	(8.49) to (6.90)
2010	39,232,419	11.4936 to 11.9272	462,402,911	1.98	1.35 to 2.30	1.72 to 17.56

TDM
2014	2,741,208	13.6370 to 12.4206	36,027,868	1.53	1.30 to 2.30	(9.58) to (10.50)
2013	2,977,837	13.8777 to 15.0823	43,477,768	1.85	1.30 to 2.30	(3.20) to (2.21)
2012	2,973,922	14.3367 to 15.4232	44,554,239	1.44	1.30 to 2.30	10.55 to 11.68
2011	3,451,536	12.9690 to 13.8097	46,486,794	0.95	1.30 to 2.30	(17.79) to (16.95)
2010	3,730,450	15.7752 to 16.6280	60,725,526	1.67	1.30 to 2.30	14.88 to 16.06

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

FTI
2014	7,743,487	$16.1832 to $17.8155	$149,297,405	1.89%	1.30% to 2.55%	(12.29%) to (13.40%)
2013	8,445,001	17.0938 to 23.0962	186,410,420	2.43	1.30 to 2.55	19.84 to 21.37
2012	10,512,459	14.1988 to 19.0405	192,256,195	3.17	1.30 to 2.55	15.20 to 16.69
2011	13,164,270	12.2681 to 16.3841	207,290,349	1.65	1.30 to 2.55	(12.91) to (11.79)
2010	15,268,978	14.0221 to 18.6504	273,652,493	1.99	1.30 to 2.55	5.64 to 7.00

S17
2014	3,471,389	13.4975 to 12.4175	45,953,705	2.78	1.35 to 2.55	1.46 to 0.23
2013	3,944,019	12.3896 to 13.3034	51,560,794	12.11	1.35 to 2.55	20.62 to 22.10
2012	4,517,904	10.5024 to 10.8955	48,525,970	2.78	1.35 to 2.10	12.90 to 13.77
2011	5,135,868	9.3025 to 9.5769	48,625,842	0.02	1.35 to 2.10	(3.61) to (2.87)
2010	5,771,387	9.5951 to 9.8597	56,433,177	2.06	1.35 to 2.30	7.72 to 8.77

AAX
2014	751,840	11.4273 to 10.7250	8,287,607	4.82	0.65 to 2.55	1.03 to (0.90)
2013	749,817	10.8224 to 11.3105	8,275,057	4.41	0.65 to 2.55	(1.05) to 0.88
2012	372,598	10.9809 to 11.2124	4,125,222	5.80	0.65 to 2.25	12.37 to 14.22
2011	31,720	9.7779 to 9.8168	310,599	—	0.65 to 2.05	(2.22) to (1.83)

FTG
2014	1,439,491	15.8804 to 19.4571	29,759,539	1.35	1.30 to 2.25	(4.08) to (5.00)
2013	1,577,153	15.4863 to 22.7083	34,020,697	2.71	1.30 to 2.30	27.81 to 29.12
2012	1,891,734	12.0793 to 17.5958	31,651,870	2.01	1.30 to 2.30	18.27 to 19.49
2011	2,191,897	10.1820 to 14.7339	30,804,560	1.33	1.30 to 2.30	(9.11) to (8.18)
2010	2,323,981	11.1685 to 16.0551	35,600,674	1.34	1.30 to 2.30	0.74 to 6.00

ISC
2014	8,448,675	13.8417 to 12.7112	113,301,488	4.99	0.65 to 2.30	3.94 to 2.21
2013	9,121,585	12.4364 to 13.3321	118,825,574	6.33	0.65 to 2.30	11.32 to 13.20
2012	10,438,756	11.1716 to 11.8550	121,315,834	6.45	1.30 to 2.30	10.05 to 11.18
2011	11,052,281	10.1516 to 10.6628	115,893,306	5.67	0.65 to 2.30	0.03 to 1.72
2010	10,453,432	10.1481 to 10.5514	108,775,441	6.60	1.30 to 2.30	1.33 to 11.21
AAZ
2014	234,493	13.3139 to 12.9843	3,101,054	4.73	1.35 to 2.10	3.11 to 2.33
2013	232,968	12.6890 to 13.1224	2,995,129	6.25	0.65 to 2.10	11.46 to 13.11
2012	219,490	11.3840 to 11.6010	2,515,056	6.87	0.65 to 2.10	10.18 to 11.83
2011	129,363	10.3317 to 10.3537	1,338,333	—	1.35 to 2.10	3.32 to 3.54

FMS
2014	10,057,494	15.9510 to 18.3689	217,645,971	1.96	0.65 to 2.55	6.43 to 4.39
2013	11,763,564	14.9879 to 21.3191	241,465,876	2.06	0.65 to 2.55	24.99 to 27.43
2012	14,648,890	11.7619 to 16.8490	238,076,966	2.06	0.65 to 2.55	11.32 to 13.50
2011	16,848,114	10.3632 to 14.9512	243,685,985	2.29	0.65 to 2.35	(3.36) to (1.68)
2010	18,142,945	11.7357 to 15.3150	269,667,669	1.61	1.30 to 2.35	1.10 to 9.75

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

BBC
2014	19,380	$15.8522 to $15.4858	$305,130	2.14%	1.35% to 2.05%	5.60% to 4.85%
2013	13,774	14.7698 to 15.0120	205,905	2.06	1.35 to 2.05	25.43 to 26.32
2012	12,309	11.7754 to 11.8836	145,875	2.21	1.35 to 2.05	11.85 to 12.65
2011	9,990	10.5283 to 10.5493	105,338	—	1.35 to 2.05	5.28 to 5.49

FVS
2014	1,375,383	17.3794 to 25.1414	41,053,979	0.62	0.65 to 2.55	(0.08) to (1.99)
2013	1,567,440	17.3937 to 31.5174	47,194,557	1.28	0.65 to 2.55	32.77 to 35.35
2012	1,751,017	12.8507 to 23.4505	39,374,752	0.76	0.65 to 2.50	15.41 to 17.61
2011	2,017,094	10.9261 to 20.0806	38,970,383	0.68	0.65 to 2.50	(6.16) to (4.38)
2010	2,184,543	14.4922 to 21.1502	44,583,047	0.79	1.30 to 2.50	1.78 to 26.56

BBA
2014	56,360	17.1026 to 16.7073	957,085	0.48	1.35 to 2.05	(0.88) to (1.58)
2013	50,422	16.9760 to 17.5351	865,842	1.12	0.65 to 2.05	33.33 to 35.24
2012	50,191	12.7319 to 12.8489	643,132	0.69	1.35 to 2.05	15.83 to 16.66
2011	46,701	10.9918 to 11.0137	514,029	—	— to —	9.92 to 10.14

SIC
2014	2,105,682	11.8779 to 13.2179	29,004,810	6.10	0.65 to 2.25	1.20 to (0.43)
2013	2,335,970	11.7372 to 14.1815	32,166,899	6.13	0.65 to 2.30	0.94 to 2.64
2012	2,573,447	11.4349 to 13.9072	35,029,483	6.96	0.65 to 2.30	10.15 to 12.02
2011	2,800,517	10.2082 to 12.4669	34,368,378	5.95	0.65 to 2.30	0.22 to 1.91
2010	2,596,931	11.8722 to 12.3200	31,584,484	4.50	1.35 to 2.30	0.71 to 9.42

BBB
2014	41,941	11.6988 to 11.1660	479,427	5.71	0.65 to 2.05	1.09 to (0.33)
2013	43,918	11.2034 to 11.5725	500,863	5.70	0.65 to 2.05	1.05 to 2.50
2012	33,907	11.0868 to 11.1887	378,585	7.29	1.35 to 2.05	10.35 to 11.14
2011	18,795	10.0473 to 10.0673	189,112	—	1.35 to 2.05	0.47 to 0.67
HBF
2014	—	— to —	—	3.15	1.35 to 2.10	0.29 to 0.00
2013	988,273	14.7503 to 15.2845	14,981,788	1.82	1.35 to 2.10	12.73 to 13.59
2012	1,240,009	13.0852 to 13.4560	16,579,285	1.47	1.35 to 2.10	7.20 to 8.02
2011	1,299,312	12.2069 to 12.4569	16,106,376	1.08	1.35 to 2.10	(0.45) to 0.31
2010	773,084	12.2622 to 12.4184	9,572,118	0.12	1.35 to 2.10	0.75 to 8.95

HVD
2014	219,939	14.8447 to 14.2716	3,224,544	4.11	1.35 to 1.90	8.67 to 8.07
2013	341,476	13.0440 to 13.6600	4,608,325	2.90	1.35 to 2.10	17.44 to 18.34
2012	396,553	11.1065 to 11.5427	4,528,237	3.84	1.35 to 2.10	9.11 to 9.95
2011	419,954	10.1789 to 10.4978	4,371,146	3.86	1.35 to 2.10	4.83 to 5.63
2010	381,299	9.7101 to 9.9383	3,761,330	4.58	1.35 to 2.10	0.95 to 13.57

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,				For the years ended December 31,
	Units	Unit Value[4]		Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

HVG
2014	—	$	— to $—	$—	0.13%	1.35% to 1.90%	(3.00%) to (3.20%)
2013	78,457		10.3462 to 10.7016	830,844	0.96	1.35 to 1.90	31.20 to 31.94
2012	105,576		7.8856 to 8.1111	848,512	0.36	1.35 to 1.90	8.34 to 8.95
2011	109,345		7.2785 to 7.4448	807,966	0.15	1.35 to 1.90	(4.89) to (4.36)
2010	105,400		7.6526 to 7.7839	815,820	0.17	1.35 to 1.90	7.78 to 8.38

HVI
2014	—		— to —	—	5.00	1.35 to 2.10	6.41 to 6.03
2013	81,411		11.0666 to 11.5892	932,571	3.73	1.35 to 2.10	21.21 to 22.14
2012	113,189		9.1301 to 9.4886	1,062,389	3.72	1.35 to 2.10	8.39 to 9.23
2011	129,405		8.4231 to 8.6870	1,114,733	2.81	1.35 to 2.10	4.82 to 5.62
2010	135,007		8.0357 to 8.2246	1,103,265	2.88	1.35 to 2.10	9.45 to 10.28

HVE
2014	230,193		9.3724 to 8.8817	2,122,261	1.49	1.35 to 2.10	(7.95) to (8.65)
2013	473,837		9.7224 to 10.1815	4,749,934	1.34	1.35 to 2.10	20.33 to 21.25
2012	599,889		8.0800 to 8.3974	4,972,427	1.19	1.35 to 2.10	11.63 to 12.49
2011	673,679		7.2383 to 7.4651	4,976,865	1.22	1.35 to 2.10	(13.41) to (12.74)
2010	579,008		8.3591 to 8.5555	4,914,149	1.41	1.35 to 2.10	1.46 to 7.71

HVM
2013	—		— to —	—	1.45	1.35 to 1.90	11.48 to 11.63
2012	8,808		9.2715 to 9.5366	82,921	0.60	1.35 to 1.90	8.50 to 9.11
2011	8,964		8.5450 to 8.7402	77,544	0.70	1.35 to 1.90	(3.20) to (2.66)
2010	5,537		8.8274 to 8.9788	49,237	0.89	1.35 to 1.90	11.95 to 12.58
HVC
2014	—		— to —	—	0.52	1.35 to 2.10	2.14 to 1.78
2013	116,539		13.3851 to 14.0172	1,606,941	0.74	1.35 to 2.10	29.56 to 30.55
2012	159,752		10.3312 to 10.7368	1,690,777	0.27	1.35 to 2.10	12.17 to 13.03
2011	135,012		9.2104 to 9.4989	1,267,264	0.46	1.35 to 2.10	(4.81) to (4.08)
2010	131,381		9.6756 to 9.9030	1,289,234	0.67	1.35 to 2.10	1.60 to 21.15

HVS
2014	—		— to —	—	3.60	1.35 to 2.10	0.48 to 0.19
2013	737,944		10.7284 to 11.2348	8,218,734	2.50	1.35 to 2.10	(3.75) to (3.02)
2012	771,336		11.1469 to 11.5843	8,869,495	2.42	1.35 to 2.10	1.17 to 1.95
2011	745,930		11.0178 to 11.3626	8,425,130	2.35	1.35 to 2.10	3.09 to 3.88
2010	462,023		10.6873 to 10.9382	5,028,611	2.59	1.35 to 2.10	0.44 to 3.47

HVN
2012	—		— to —	—	—	1.35 to 2.10	18.65 to 18.95
2011	64,413		6.1068 to 6.2982	401,560	—	1.35 to 2.10	(14.56) to (13.90)
2010	53,652		7.1473 to 7.3153	389,238	0.10	1.35 to 2.10	13.53 to 14.40

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,				For the years ended December 31,
	Units	Unit Value[4]		Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

HRS
2014	—	$	— to $—	$—	2.83%	1.35% to 2.10%	(2.24%) to (2.52%)
2013	308,937		7.3255 to 7.6491	2,330,630	0.98	1.35 to 2.10	6.81 to 7.63
2012	349,676		6.8582 to 7.1067	2,457,433	0.23	1.35 to 2.10	2.13 to 2.92
2011	365,057		6.7150 to 6.9052	2,498,612	0.16	1.35 to 2.10	(11.53) to (10.85)
2010	288,049		7.5898 to 7.7455	2,215,321	0.26	1.35 to 2.10	3.59 to 20.50

HVR
2014	—		— to —	—	0.23	1.35 to 2.10	(1.42) to (1.70)
2013	131,266		10.6411 to 11.1435	1,442,554	0.73	1.35 to 2.10	21.82 to 22.76
2012	155,429		8.7348 to 9.0777	1,394,690	1.64	1.35 to 2.10	4.68 to 5.49
2011	160,878		8.3441 to 8.6054	1,371,418	0.34	1.35 to 2.10	4.60 to 5.40
2010	150,620		7.9771 to 8.1645	1,220,000	1.32	1.35 to 2.10	1.12 to 5.89

HSS
2014	252,441		14.8054 to 14.0303	3,690,597	0.39	1.35 to 2.10	(3.39) to (4.12)
2013	340,400		14.6333 to 15.3243	5,154,845	0.31	1.35 to 2.10	29.15 to 30.14
2012	437,852		11.3304 to 11.7752	5,102,981	0.00	1.35 to 2.10	20.04 to 20.96
2011	519,574		9.4389 to 9.7346	5,015,924	0.02	1.35 to 2.10	(2.99) to (2.25)
2010	463,805		9.7297 to 9.9582	4,587,826	0.47	1.35 to 2.10	2.10 to 27.86

VKC
2014	680,551		17.7777 to 16.8766	11,851,444	0.20	1.35 to 2.10	8.00 to 7.18
2013	705,458		15.7463 to 16.4608	11,412,161	0.57	1.35 to 2.10	31.12 to 32.12
2012	497,553		12.0090 to 12.7466	6,119,962	0.58	0.65 to 2.10	14.60 to 16.31
2011	608,083		10.4786 to 10.9591	6,491,582	0.58	0.65 to 2.10	(1.29) to 0.17
2010	541,345		10.6152 to 10.8455	5,813,854	0.85	1.35 to 2.10	1.68 to 20.53

VLC
2014	2,849,633		18.2467 to 13.4396	41,192,148	1.06	0.65 to 2.55	8.39 to 6.32
2013	2,946,646		12.6409 to 16.8341	39,678,147	1.48	0.65 to 2.55	32.20 to 34.77
2012	2,455,811		9.5623 to 10.3003	24,746,978	1.55	1.30 to 2.55	15.88 to 17.37
2011	2,647,256		8.3548 to 8.7759	22,814,813	1.37	1.30 to 2.30	(4.36) to (3.38)
2010	2,754,884		8.7353 to 9.0827	24,645,773	0.13	1.30 to 2.30	1.41 to 14.19

VKU
2014	7,771,356		15.5903 to 15.1276	121,727,423	1.60	0.65 to 2.10	8.06 to 6.48
2013	6,967,224		14.0805 to 14.8512	101,917,116	1.68	0.65 to 2.25	22.08 to 24.07
2012	4,842,609		11.6196 to 12.0545	57,677,285	1.81	0.65 to 2.10	10.02 to 11.65
2011	4,795,893		10.4145 to 10.8734	51,651,570	1.59	0.65 to 2.10	(3.37) to (1.94)
2010	2,638,485		10.9300 to 11.1670	29,230,936	1.96	1.35 to 2.10	1.34 to 10.52

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

AI8
2014	147,542	$13.4530 to $13.1200	$1,963,336	1.56%	1.35% to 2.10%	(1.26%) to (2.01%)
2013	93,459	13.3271 to 13.6249	1,265,384	1.18	1.35 to 2.30	15.99 to 17.12
2012	16,040	11.5883 to 11.6337	186,262	1.24	1.35 to 1.65	13.34 to 13.69
2011	1,222	10.2183 to 10.2328	12,500	—	1.35 to 1.85	2.18 to 2.33

AAY
2014	3,478,537	10.6543 to 10.1520	35,919,894	3.62	0.65 to 2.10	4.03 to 2.51
2013	2,366,142	9.9032 to 10.2415	23,724,644	3.93	0.65 to 2.10	(3.80) to (2.38)
2012	858,794	10.2340 to 10.4910	8,892,765	2.33	0.65 to 2.55	2.37 to 4.38
2011	170,792	10.0109 to 10.0506	1,712,175	—	0.65 to 2.05	0.11 to 0.51

AAM
2014	754,490	18.3895 to 17.5229	13,476,661	0.76	0.65 to 2.10	12.87 to 11.22
2013	325,342	15.7548 to 16.2927	5,212,710	1.08	0.65 to 2.10	33.05 to 35.01
2012	100,716	11.8494 to 11.9582	1,199,600	0.88	1.35 to 2.05	14.86 to 15.69
2011	5,184	10.3278 to 10.3366	53,540	—	1.35 to 1.65	3.28 to 3.37

LRE
2014	5,256,172	9.3297 to 9.3172	51,420,479	1.67	0.65 to 2.35	(5.26) to (6.88)
2013	5,760,595	9.8474 to 10.6476	60,059,241	1.38	0.65 to 2.35	(3.56) to (1.89)
2012	5,713,464	10.0366 to 10.9237	61,330,118	1.54	0.65 to 2.35	19.17 to 21.25
2011	6,403,042	8.2773 to 9.0510	57,264,390	2.04	0.65 to 2.35	(19.92) to (18.53)
2010	5,546,175	10.8727 to 11.1887	61,493,993	1.38	1.35 to 2.35	2.09 to 21.04

LA9
2014	1,659,082	16.6636 to 19.3930	35,208,118	0.00	0.65 to 2.50	5.38 to 3.42
2013	2,007,338	18.6553 to 22.9112	40,883,716	—	1.30 to 2.55	33.58 to 35.30
2012	2,655,359	13.9651 to 16.9340	40,130,308	—	1.30 to 2.55	11.18 to 12.61
2011	3,079,831	10.2431 to 15.0377	41,524,761	—	0.65 to 2.55	(12.34) to (10.63)
2010	3,343,836	14.3291 to 16.9372	50,950,452	—	1.30 to 2.55	0.79 to 21.33

LAV
2014	2,349,562	16.4770 to 19.9986	50,345,227	0.42	0.65 to 2.30	6.44 to 4.68
2013	2,786,160	15.4793 to 21.0606	56,663,879	0.25	0.65 to 2.30	32.64 to 34.88
2012	2,764,087	14.4039 to 15.7255	42,125,655	0.52	1.30 to 2.30	8.03 to 9.14
2011	3,280,677	13.3338 to 14.4163	45,971,939	0.19	1.30 to 2.30	(6.68) to (5.73)
2010	3,240,001	14.2886 to 15.3001	48,288,792	0.32	1.30 to 2.30	1.37 to 17.48

EGS
2012	—	— to —	—	0.05	1.00 to 1.85	13.19 to 13.81
2011	9,986,814	5.7827 to 24.9499	125,072,423	0.17	1.00 to 1.85	(2.29) to (1.45)
2010	11,164,178	5.9152 to 25.4132	142,268,348	0.09	1.00 to 1.85	13.67 to 14.66

MFF
2012	—	— to —	—	—	1.00 to 2.25	12.71 to 13.62
2011	776,655	9.9684 to 19.4686	9,830,029	—	1.00 to 2.25	(2.92) to (0.10)
2010	922,817	11.2140 to 19.8409	12,234,367	—	1.00 to 2.25	12.91 to 14.35

GGC
2014	37,045,959	11.5073 to 11.3954	428,275,096	1.85	1.15 to 1.85	7.25 to 6.49
2013	41,621,978	10.7007 to 10.7298	449,385,727	1.77	1.15 to 1.85	7.01 to 7.30

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

GGE
2014	45,098,328	$11.5472 to $11.2447	$513,985,416	1.67%	0.65% to 2.55%	7.53% to 5.48%
2013	54,392,986	10.6609 to 10.7384	582,198,307	1.66	0.65 to 2.55	6.61 to 7.38

FFL
2014	6,588,507	10.7810 to 10.6729	142,083,425	0.10	1.00 to 1.85	7.86 to 6.93
2013	7,603,903	8.9609 to 38.9941	150,048,532	0.23	1.00 to 1.85	34.32 to 35.48
2012	8,715,181	6.6678 to 28.8924	126,358,221	—	1.00 to 1.85	1.81 to 2.14

TEG
2014	947,342	17.0540 to 28.3893	21,392,555	—	0.65 to 2.30	7.98 to 6.18
2013	957,977	15.2725 to 30.3796	20,199,476	0.12	0.65 to 2.25	33.43 to 35.61
2012	1,067,867	11.4290 to 22.5272	17,349,507	—	1.15 to 2.25	1.57 to 1.99

FFJ
2014	2,925,086	8.6063 to 7.7739	24,193,882	—	1.15 to 1.85	7.61 to 6.85
2013	3,214,346	7.0908 to 8.0117	24,799,452	—	1.15 to 1.85	35.17 to 36.16
2012	3,355,284	5.2403 to 5.8842	19,045,900	—	1.15 to 1.85	2.92 to 3.19

FFK
2014	2,091,996	11.4506 to 17.8013	40,469,079	0.00	1.15 to 2.35	7.31 to 6.01
2013	2,385,661	9.7733 to 22.4833	43,834,880	—	1.15 to 2.35	33.99 to 35.64
2012	3,042,637	7.2567 to 16.5842	41,719,426	—	1.15 to 2.50	2.77 to 4.26

FFS
2014	5,838,882	10.1124 to 10.0778	59,042,352	—	1.00 to 1.85	1.12 to 0.78

TND
2014	4,932,383	13.6580 to 13.1116	62,789,692	—	0.65 to 2.55	(8.10) to (9.85)
2013	1,244,536	14.6197 to 14.8611	18,296,470	—	0.65 to 2.10	38.25 to 40.30
2012	1,253,717	10.5720 to 10.5924	13,270,525	—	0.65 to 2.30	5.72 to 5.92

AAN
2014	67,490,902	11.0278 to 10.3501	721,401,282	2.69	0.65 to 2.55	4.93 to 2.93
2013	75,771,098	9.6804 to 10.5094	779,097,934	1.07	0.65 to 2.55	(3.81) to (1.93)
2012	85,754,971	10.0069 to 10.7163	907,744,211	0.19	0.65 to 2.55	0.07 to 6.36
2011	228,381	10.0346 to 10.0560	2,295,169	—	1.35 to 2.10	0.35 to 0.56

FFN
2014	13,506,075	14.7757 to 14.3235	195,371,707	0.56	0.65 to 2.10	9.22 to 7.63
2013	16,264,441	13.3085 to 13.5283	217,583,373	0.29	0.65 to 2.10	29.23 to 31.14
2012	21,332,345	10.2959 to 10.3158	219,815,489	0.00	0.65 to 2.30	2.96 to 3.16

NNB
2014	15,431,730	10.1315 to 10.1029	157,354,271	2.07	1.15 to 1.85	1.32 to 1.03

NNC
2014	9,602,330	10.1299 to 10.0768	97,018,095	1.93	1.00 to 2.30	1.30 to 0.77

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

FFO
2014	26,443,285	$10.7223 to $14.6986	$348,288,933	1.87%	1.15% to 2.55%	7.22% to 7.69%
2013	19,546,304	13.6487 to 13.8438	269,468,965	1.14	1.30 to 2.55	32.42 to 34.12
2012	25,592,147	10.3068 to 10.3219	264,127,204	—	1.30 to 2.55	3.07 to 3.22

FFP
2014	13,001,674	15.2310 to 14.6377	182,060,917	3.15	0.65 to 2.50	9.49 to 7.45
2013	1,001,872	13.6854 to 13.8022	13,784,206	0.99	1.35 to 2.10	32.75 to 33.77
2012	1,256,681	10.3091 to 10.3182	12,962,256	—	1.35 to 2.10	3.09 to 3.18

MIT
2014	12,375,446	16.5128 to 15.6556	328,827,039	1.65	1.15 to 1.85	11.27 to 10.49
2013	13,963,398	13.5787 to 49.6504	335,078,758	2.04	1.15 to 1.85	33.88 to 34.85
2012	15,937,014	10.1375 to 36.9102	284,268,803	1.68	1.15 to 1.85	13.23 to 14.06
2011	18,480,552	8.9485 to 32.4419	288,462,302	1.86	1.00 to 1.85	0.09 to 0.96
2010	21,182,508	8.9359 to 32.2588	329,127,899	1.82	1.00 to 1.85	14.31 to 15.30

MFL
2014	4,582,347	19.7475 to 20.6168	105,320,011	1.38	1.00 to 2.55	11.16 to 9.42
2013	5,813,652	15.9698 to 24.1277	121,852,464	1.74	1.00 to 2.55	32.59 to 34.70
2012	7,733,934	11.9588 to 17.9491	121,965,691	1.37	1.00 to 2.55	12.15 to 13.95
2011	9,632,098	10.5865 to 15.7844	134,401,254	1.56	1.00 to 2.55	(0.85) to 0.72
2010	12,022,072	10.6014 to 15.7028	168,194,841	1.56	1.00 to 2.55	13.16 to 14.96

BDS
2014	3,291,353	21.7244 to 20.0978	71,633,113	3.75	1.15 to 1.85	4.56 to 3.82
2013	3,586,004	19.0130 to 21.8027	74,837,112	4.08	1.15 to 1.85	(2.12) to (1.41)
2012	4,392,042	19.3030 to 22.1141	93,350,707	4.92	1.15 to 1.85	9.24 to 10.04
2011	4,609,175	17.6516 to 20.0962	89,181,631	4.84	1.15 to 1.85	4.66 to 5.42
2010	5,106,265	16.8481 to 19.0628	93,795,374	4.34	1.15 to 1.85	8.81 to 9.60

MF7
2014	10,219,566	11.9341 to 13.9480	177,253,081	3.62	0.65 to 2.50	4.91 to 2.95
2013	10,687,410	11.3759 to 18.0972	178,270,189	4.08	0.65 to 2.50	(3.00) to (1.16)
2012	9,751,262	11.5089 to 18.4014	166,516,251	4.64	0.65 to 2.55	8.16 to 10.28
2011	9,806,250	10.4364 to 16.7714	153,556,663	4.83	0.65 to 2.50	3.65 to 5.61
2010	9,260,297	11.9321 to 15.9598	138,789,021	3.96	1.15 to 2.50	0.52 to 9.40

RGS
2014	5,346,167	19.1135 to 17.4945	113,882,760	0.80	1.15 to 1.85	10.10 to 9.32
2013	5,928,013	15.4053 to 24.4424	114,679,328	0.99	1.15 to 1.85	32.13 to 33.09
2012	6,563,929	11.6470 to 18.3649	95,519,770	0.78	1.15 to 1.85	14.30 to 15.13
2011	7,453,731	10.1798 to 15.9514	94,329,872	0.95	1.00 to 1.85	(2.77) to (1.93)
2010	8,499,280	10.4589 to 16.2874	109,875,527	1.15	1.00 to 1.85	15.05 to 16.04

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

RG1
2014	2,832,185	$18.1715 to $14.9667	$46,069,765	0.56%	0.65% to 2.25%	10.34% to 8.57%
2013	3,243,424	13.7856 to 25.4526	48,214,531	0.77	0.65 to 2.25	31.26 to 33.41
2012	3,536,923	10.4710 to 19.1846	39,795,981	0.54	0.65 to 2.30	13.55 to 15.48
2011	3,585,793	9.1984 to 16.7056	35,557,705	0.74	0.65 to 2.35	(3.57) to (1.89)
2010	3,339,426	9.5576 to 17.1228	34,696,477	0.93	1.10 to 2.30	1.72 to 15.66

EME
2014	918,587	25.9038 to 22.8996	24,006,037	0.64	1.00 to 1.85	(7.66) to (8.45)
2013	1,069,130	25.0134 to 30.8705	30,332,889	1.55	1.00 to 1.85	(6.96) to (6.16)
2012	1,170,564	26.8859 to 33.0133	35,575,216	1.10	1.00 to 1.85	16.77 to 17.79
2011	1,418,256	23.0239 to 28.1271	36,670,610	0.53	1.00 to 1.85	(20.04) to (19.34)
2010	1,624,680	28.7931 to 34.9969	52,175,479	0.71	1.00 to 1.85	21.46 to 22.51

EM1
2014	1,778,352	8.7212 to 12.3414	25,532,430	0.41	0.65 to 2.55	(7.59) to (9.36)
2013	1,912,047	9.4376 to 34.9436	29,856,169	1.43	0.65 to 2.55	(7.81) to (6.02)
2012	1,981,331	10.0417 to 37.3877	33,553,289	0.89	0.65 to 2.50	15.62 to 17.83
2011	2,229,533	8.5224 to 31.9085	32,459,265	0.35	0.65 to 2.50	(20.75) to (19.25)
2010	1,775,371	16.1794 to 39.7356	33,610,615	0.56	1.15 to 2.50	2.77 to 22.05

GGS
2014	777,868	17.3851 to 15.4352	14,774,648	0.53	1.00 to 1.85	(0.28) to (1.13)
2013	935,239	15.6124 to 22.9637	17,862,748	—	1.00 to 1.85	(7.01) to (6.21)
2012	1,121,650	16.7896 to 24.5777	23,029,564	2.90	1.00 to 1.85	(1.23) to (0.37)
2011	1,256,337	16.9987 to 24.7647	26,008,011	2.26	1.00 to 1.85	4.10 to 5.00
2010	1,388,803	16.3289 to 23.6760	27,603,523	—	1.00 to 1.85	2.68 to 3.57

GG1
2014	118,757	16.0931 to 15.0741	1,804,378	0.19	1.15 to 2.05	(0.67) to (1.57)
2013	164,670	13.7755 to 16.4557	2,532,443	—	1.15 to 2.05	(7.37) to (6.52)
2012	136,568	14.8332 to 17.6563	2,246,301	2.50	1.15 to 2.05	(1.73) to (0.83)
2011	155,653	15.0563 to 17.8579	2,593,778	1.96	1.15 to 2.05	3.58 to 4.53
2010	191,576	14.4984 to 17.1353	3,072,039	—	1.15 to 2.05	2.24 to 3.18

GGR
2014	1,877,836	14.3617 to 13.9964	52,631,162	0.50	1.15 to 1.85	3.12 to 2.39
2013	2,092,115	12.7440 to 40.1105	57,215,898	0.67	1.15 to 1.85	19.01 to 19.88
2012	2,365,951	10.7025 to 33.5420	54,517,556	0.72	1.15 to 1.85	17.50 to 18.35
2011	2,773,868	9.1041 to 28.4107	53,695,583	0.68	1.15 to 1.85	(8.11) to (7.45)
2010	3,303,954	9.9029 to 30.7722	68,407,784	0.80	1.00 to 1.85	9.74 to 10.69

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

GG2
2014	108,002	$20.1429 to $20.7381	$2,299,179	0.19%	1.15% to 2.55%	2.86% to 1.40%
2013	175,811	17.9370 to 26.0623	3,534,222	0.38	1.15 to 2.55	17.86 to 19.55
2012	179,854	15.1109 to 21.8117	3,076,199	0.47	1.15 to 2.10	16.97 to 18.11
2011	205,718	12.8853 to 18.4763	3,012,570	0.36	1.15 to 2.10	(8.62) to (7.74)
2010	250,738	14.0654 to 20.0359	4,004,065	0.57	1.15 to 2.10	9.19 to 10.25

RES
2014	4,831,113	11.4495 to 11.0518	107,911,560	1.06	1.15 to 1.85	1.22 to 0.50
2013	5,432,212	9.9571 to 33.9097	120,583,776	1.56	1.15 to 1.85	21.71 to 22.59
2012	6,184,482	8.1769 to 27.7289	112,011,193	1.58	1.15 to 1.85	14.64 to 15.48
2011	7,166,923	7.1290 to 24.0719	112,370,557	1.19	1.15 to 1.85	(8.45) to (7.79)
2010	8,120,608	7.7831 to 26.1691	138,046,224	1.40	1.15 to 1.85	10.58 to 11.38

RE1
2014	486,816	15.6054 to 19.7568	8,587,086	0.75	1.10 to 2.25	1.03 to (0.15)
2013	571,136	14.0599 to 22.3523	9,984,130	1.25	1.10 to 2.25	20.90 to 22.32
2012	804,018	11.5821 to 18.2921	11,694,232	1.31	1.15 to 2.25	13.94 to 15.23
2011	969,870	10.1236 to 15.8830	12,311,637	0.87	1.10 to 2.25	(9.09) to (8.02)
2010	1,162,208	11.0907 to 17.2860	16,215,376	1.16	1.10 to 2.25	9.89 to 11.18

GTR
2014	2,357,689	19.8453 to 18.1874	63,972,507	2.80	1.15 to 1.85	3.26 to 2.53
2013	2,653,641	17.6120 to 34.6579	69,875,165	2.55	1.15 to 1.85	6.82 to 7.60
2012	2,816,638	16.4786 to 32.2897	69,236,431	1.92	1.15 to 1.85	7.52 to 8.31
2011	3,221,964	15.3179 to 29.8872	73,752,769	0.96	1.15 to 1.85	(0.33) to 0.40
2010	3,630,317	15.3603 to 29.8429	83,182,897	0.80	1.15 to 1.85	3.58 to 4.33

GT2
2014	70,148,596	12.2261 to 11.5723	855,730,233	2.58	0.65 to 2.55	3.57 to 1.59
2013	78,489,983	11.3913 to 21.0923	933,031,187	2.33	0.65 to 2.55	5.77 to 7.84
2012	83,848,269	10.8365 to 19.6683	933,129,242	1.79	0.65 to 2.35	6.68 to 8.55
2011	83,798,499	10.0846 to 18.2205	868,419,521	1.02	0.65 to 2.10	(0.83) to 0.63
2010	35,771,466	10.2960 to 18.2065	374,030,587	0.33	1.15 to 2.10	0.47 to 4.10

GSS
2014	5,893,305	17.1661 to 15.7056	116,290,449	2.42	1.15 to 1.85	3.65 to 2.92
2013	6,645,894	14.9236 to 24.4099	127,074,581	2.17	1.15 to 1.85	(4.40) to (3.70)
2012	7,678,114	15.5939 to 25.4107	153,265,951	3.16	1.15 to 1.85	0.62 to 1.36
2011	8,225,599	15.4818 to 25.1330	162,926,999	3.72	1.15 to 1.85	5.42 to 6.18
2010	9,796,211	14.6711 to 23.7279	182,422,116	3.64	1.15 to 1.85	2.81 to 3.56

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

MFK
2014	20,566,508	$10.5899 to $11.3580	$271,002,756	2.18%	0.65% to 2.55%	3.99% to 2.00%
2013	24,621,249	10.1838 to 14.4102	314,785,436	1.93	0.65 to 2.55	(5.37) to (3.53)
2012	27,316,157	10.5561 to 15.0126	365,299,829	2.86	0.65 to 2.55	(0.35) to 1.60
2011	28,525,248	10.3897 to 15.0863	379,366,472	3.56	0.65 to 2.55	4.39 to 6.42
2010	31,563,214	11.3128 to 14.2266	398,410,866	3.43	1.00 to 2.55	0.13 to 3.45

HYS
2014	3,131,858	20.4147 to 18.0929	75,760,388	5.28	1.00 to 1.85	1.78 to 0.90
2013	3,573,022	17.9306 to 36.2344	85,666,186	2.34	1.00 to 1.85	4.46 to 5.36
2012	4,001,907	17.1657 to 34.5236	91,984,284	6.85	1.00 to 1.85	12.77 to 13.75
2011	4,271,067	15.2218 to 30.4675	87,099,806	8.60	1.00 to 1.85	2.21 to 3.10
2010	4,992,117	14.8922 to 29.6663	99,394,800	9.47	1.00 to 1.85	13.40 to 14.38

MFC
2014	3,662,907	10.9863 to 16.0598	71,238,179	4.98	0.65 to 2.55	1.87 to (0.08)
2013	4,518,884	10.6096 to 21.3599	87,287,128	2.08	0.65 to 2.55	3.39 to 5.41
2012	5,322,383	10.2150 to 20.3768	98,934,341	6.17	0.65 to 2.55	2.15 to 13.21
2011	4,304,415	13.1833 to 18.0081	72,995,788	8.28	1.00 to 2.55	1.22 to 2.83
2010	5,362,310	12.9647 to 17.5485	89,107,908	9.35	1.00 to 2.55	12.44 to 14.22

IGS
2014	2,301,140	18.0638 to 16.3057	45,040,930	0.88	1.00 to 1.85	(5.93) to (6.74)
2013	2,560,681	17.2816 to 24.7827	53,514,206	1.32	1.00 to 1.85	11.81 to 12.78
2012	2,783,903	15.4481 to 22.0049	51,736,851	1.00	1.00 to 1.85	17.67 to 18.69
2011	3,253,080	13.1219 to 18.5655	51,034,318	1.09	1.00 to 1.85	(12.54) to (11.78)
2010	3,754,249	14.9958 to 21.0746	66,861,752	0.90	1.00 to 1.85	13.03 to 14.01

IG1
2014	1,551,892	11.7650 to 11.0160	21,003,226	0.64	0.65 to 2.10	(5.80) to (7.18)
2013	1,744,997	11.8682 to 28.1895	25,080,479	1.11	0.65 to 2.10	11.29 to 12.94
2012	1,795,206	10.5378 to 25.0992	23,166,934	0.75	0.65 to 2.30	16.78 to 18.76
2011	2,183,236	9.0238 to 21.2527	24,149,594	0.90	0.65 to 2.30	(13.15) to (11.69)
2010	2,080,737	10.3907 to 24.1998	27,188,090	0.68	1.00 to 2.30	1.39 to 13.72

MII
2014	1,587,611	24.9009 to 22.8449	47,933,176	1.92	1.15 to 1.85	0.18 to (0.53)
2013	1,731,827	22.7506 to 37.0357	52,302,066	1.51	1.15 to 1.85	25.54 to 26.45
2012	1,880,504	18.1128 to 29.2883	44,954,741	1.55	1.15 to 1.85	14.07 to 14.90
2011	2,220,602	15.8711 to 25.5126	46,177,756	1.21	1.15 to 1.85	(3.34) to (2.64)
2010	2,607,501	16.4109 to 26.2685	55,418,037	1.64	1.00 to 1.85	7.09 to 8.02

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

MI1
2014	9,980,826	$14.9177 to $12.6466	$134,170,592	1.71%	0.65% to 2.25%	0.48% to (1.14%)
2013	11,692,129	12.7038 to 32.8942	158,015,486	1.35	0.65 to 2.35	24.64 to 26.80
2012	13,665,036	10.1927 to 26.0852	146,947,171	1.40	0.65 to 2.35	13.19 to 15.17
2011	16,726,064	9.0046 to 22.7753	158,156,916	1.03	0.65 to 2.35	(4.08) to (2.41)
2010	19,684,586	9.3878 to 23.4684	192,674,447	1.41	1.15 to 2.35	0.83 to 7.53

MIS
2014	21,451,277	11.8614 to 11.3334	354,414,214	0.54	1.00 to 1.85	10.40 to 9.45
2013	24,362,512	9.6327 to 18.0749	365,928,868	0.71	1.00 to 1.85	27.98 to 29.09
2012	27,774,564	7.5228 to 14.0213	323,460,136	0.41	1.00 to 1.85	15.07 to 16.07
2011	31,914,695	6.5343 to 12.0968	321,011,298	0.57	1.00 to 1.85	(1.07) to (0.21)
2010	37,078,363	6.6013 to 12.1391	374,470,706	0.31	1.00 to 1.85	11.06 to 12.02

M1B
2014	2,375,862	17.3448 to 19.1662	44,673,723	0.27	1.00 to 2.50	10.12 to 8.45
2013	2,908,840	14.1592 to 22.7001	50,157,881	0.45	1.00 to 2.50	26.88 to 28.83
2012	3,365,777	11.0856 to 17.6557	45,257,479	0.12	1.00 to 2.55	13.86 to 15.68
2011	4,131,256	9.6664 to 15.2936	48,424,976	0.28	1.00 to 2.55	(1.99) to (0.43)
2010	5,348,263	9.7925 to 15.3914	63,674,137	0.10	1.00 to 2.55	9.95 to 11.70

MCS
2012	—	— to —	—	—	1.15 to 1.85	11.24 to 11.75
2011	3,961,768	4.5726 to 5.1023	19,567,887	—	1.15 to 1.85	(7.73) to (7.06)
2010	4,670,921	4.9504 to 5.5689	24,915,455	—	1.00 to 1.85	26.86 to 27.96

MC1
2012	—	— to —	—	—	1.15 to 2.50	10.53 to 11.50
2011	1,221,431	6.3459 to 14.4067	10,728,029	—	1.15 to 2.50	(8.62) to (7.36)
2010	1,566,303	6.8986 to 15.5588	15,073,695	—	1.15 to 2.50	25.67 to 27.40

MMS
2014	5,636,328	10.6572 to 9.7106	67,354,288	—	1.15 to 1.85	(1.15) to (1.85)
2013	6,262,253	9.8057 to 13.4938	75,746,727	—	1.15 to 1.85	(1.85) to (1.14)
2012	6,985,878	9.9804 to 13.6827	85,734,713	—	1.15 to 1.85	(1.86) to (1.14)
2011	7,697,443	10.1591 to 13.8753	96,023,462	—	1.15 to 1.85	(1.85) to (1.13)
2010	9,022,060	10.3396 to 14.0690	113,721,713	—	1.15 to 1.85	(1.85) to (1.14)

MM1
2014	20,418,070	9.8630 to 8.4905	191,840,751	—	0.65 to 2.55	(0.65) to (2.55)
2013	23,996,564	8.7127 to 10.3292	228,987,377	—	0.65 to 2.55	(2.55) to (0.65)
2012	28,245,079	8.9407 to 10.4335	273,733,380	—	0.65 to 2.55	(2.56) to (0.08)
2011	12,602,049	9.1760 to 10.5394	123,622,795	—	1.00 to 2.55	(2.54) to (1.00)
2010	15,867,217	9.4155 to 10.6456	158,401,447	—	1.00 to 2.55	(2.55) to (1.00)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,				For the years ended December 31,
	Units	Unit Value[4]		Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

NWD
2014	—	$	— to $—	$—	—%	1.00% to 1.85%	(9.19%) to (9.66%)
2013	3,047,385		16.2186 to 33.0888	71,102,862	—	1.00 to 1.85	38.83 to 40.03
2012	3,463,596		11.6471 to 23.6629	57,662,794	—	1.00 to 1.85	18.97 to 20.00
2011	3,937,734		9.7602 to 19.7461	54,685,774	—	1.00 to 1.85	(12.03) to (11.27)
2010	4,376,779		11.0608 to 22.2840	69,127,087	—	1.00 to 1.85	34.06 to 35.22

M1A
2014	—		— to —	—	—	1.00 to 2.55	(9.33) to (10.19)
2013	2,132,167		19.0015 to 32.2292	59,031,517	—	1.00 to 2.55	37.48 to 39.66
2012	2,886,757		13.7510 to 23.1232	58,254,104	—	1.00 to 2.55	17.78 to 19.66
2011	3,562,208		11.6151 to 19.3627	60,310,390	—	1.00 to 2.55	(12.83) to (11.44)
2010	4,156,401		13.2567 to 21.9094	80,056,321	—	1.00 to 2.55	32.75 to 34.85

RIS
2014	1,702,999		14.4470 to 13.4876	29,016,513	1.83	1.15 to 1.85	(7.95) to (8.60)
2013	1,850,203		14.5705 to 27.0563	34,295,007	0.72	1.15 to 1.85	16.81 to 17.66
2012	2,040,223		12.4675 to 22.9961	32,226,095	2.15	1.15 to 1.85	14.43 to 15.26
2011	2,377,975		10.8900 to 19.9511	32,506,107	1.99	1.15 to 1.85	(12.53) to (11.90)
2010	2,727,635		12.4438 to 22.6449	42,251,199	1.39	1.15 to 1.85	8.58 to 9.37

RI1
2014	3,404,092		18.1773 to 18.0998	69,538,063	1.53	1.15 to 2.50	(8.23) to (9.48)
2013	3,783,762		16.6767 to 24.2405	84,627,041	0.48	1.15 to 2.55	15.75 to 17.41
2012	4,445,030		10.6668 to 20.6568	84,955,119	1.94	0.65 to 2.55	13.31 to 15.53
2011	5,379,665		12.5734 to 17.9807	90,237,045	1.71	1.15 to 2.55	(13.33) to (12.08)
2010	5,914,182		14.4251 to 20.4619	113,396,073	1.16	1.15 to 2.55	0.36 to 9.07

SIS
2014	1,940,309		19.3023 to 17.7693	37,074,483	3.23	1.15 to 1.85	2.09 to 1.36
2013	2,007,250		17.3367 to 19.5978	37,490,369	3.02	1.15 to 1.85	(0.41) to 0.31
2012	2,221,728		17.3996 to 19.5370	41,521,964	5.37	1.15 to 1.85	8.37 to 9.16
2011	2,148,862		16.0481 to 17.8981	36,916,404	5.73	1.15 to 1.85	2.74 to 3.48
2010	2,344,628		15.6123 to 17.2956	39,058,974	5.39	1.15 to 1.85	8.23 to 9.01

SI1
2014	413,576		18.3474 to 15.9092	7,109,480	3.07	1.15 to 2.10	1.80 to 0.82
2013	424,124		15.7791 to 18.0225	7,225,862	2.91	1.15 to 2.10	(1.04) to (0.08)
2012	494,514		15.6190 to 18.0370	8,481,632	5.10	1.15 to 2.30	7.74 to 9.02
2011	636,505		14.4966 to 16.5451	10,019,560	5.49	1.15 to 2.30	1.91 to 3.11
2010	683,470		14.2245 to 16.0462	10,489,949	5.17	1.15 to 2.30	7.52 to 8.78

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

TEC
2014	1,904,773	$8.5713 to $7.7188	$16,061,741	—%	1.15% to 1.85%	9.44% to 8.66%
2013	1,991,018	7.0989 to 8.3588	15,414,639	—	1.15 to 1.85	32.68 to 33.65
2012	2,237,212	5.3448 to 6.2552	13,006,405	—	1.15 to 1.85	12.46 to 13.29
2011	2,826,156	4.7476 to 5.5223	14,582,085	—	1.15 to 1.85	(0.70) to 0.02
2010	160,111	10.4740 to 23.5955	1,776,216	—	1.15 to 1.85	18.00 to 18.84

TE1
2014	79,394	18.3552 to 18.1390	1,452,311	—	1.15 to 2.05	9.14 to 8.14
2013	88,657	15.4047 to 35.3976	1,488,775	—	1.15 to 1.85	32.23 to 33.17
2012	97,822	11.6499 to 26.5938	1,233,938	—	1.15 to 1.85	12.14 to 12.94
2011	130,600	10.3887 to 23.5580	1,456,301	—	1.15 to 1.85	(0.81) to (0.11)
2010	160,111	10.4740 to 23.5955	1,776,216	—	1.15 to 1.85	18.00 to 18.84

TRS
2013	—	— to —	—	3.92	1.15 to 1.85	9.13 to 9.62
2012	17,540,875	14.4819 to 37.7417	436,066,585	2.59	1.15 to 1.85	9.27 to 10.07
2011	19,776,275	13.2398 to 34.3749	447,577,850	2.66	1.15 to 1.85	0.04 to 0.77
2010	22,491,979	13.2205 to 34.1964	506,544,820	2.81	1.15 to 1.85	7.93 to 8.72

MFJ
2013	—	— to —	—	3.51	0.65 to 2.55	8.50 to 9.82
2012	38,375,398	11.5397 to 16.5688	595,106,199	2.31	0.65 to 2.55	8.17 to 10.29
2011	45,326,523	10.4630 to 15.1069	643,062,830	2.38	0.65 to 2.55	(0.93) to 1.00
2010	51,225,040	11.6925 to 15.0409	724,908,318	2.57	1.00 to 2.55	1.01 to 8.59

UTS
2014	—	— to —	—	5.57	1.15 to 1.85	10.23 to 9.76
2013	4,065,665	22.3402 to 72.3830	158,211,015	2.75	1.15 to 1.85	18.38 to 19.24
2012	4,597,504	18.8620 to 60.8539	150,920,550	4.62	1.15 to 1.85	12.03 to 12.85
2011	5,272,233	16.8280 to 54.0596	153,739,354	3.42	1.15 to 1.85	5.14 to 5.91
2010	6,010,069	15.9966 to 51.1708	165,648,150	3.28	1.15 to 1.85	11.80 to 12.61

MFE
2014	—	— to —	—	5.01	1.00 to 2.30	10.14 to 9.27
2013	2,522,048	26.2756 to 47.2413	106,401,617	2.53	1.00 to 2.30	17.53 to 19.09
2012	2,966,844	12.6267 to 39.7482	106,106,149	4.40	0.65 to 2.35	11.23 to 13.18
2011	3,652,256	11.1565 to 35.3163	116,649,151	3.23	0.65 to 2.35	4.33 to 6.15
2010	3,706,532	18.9809 to 33.4566	111,476,038	3.08	1.00 to 2.35	0.98 to 12.47

MVS
2014	—	— to —	—	3.20	1.15 to 1.85	1.82 to 1.38
2013	4,956,976	19.7881 to 28.7356	127,041,369	2.90	1.15 to 1.85	33.35 to 34.32
2012	5,477,388	14.8015 to 21.3937	104,795,200	1.84	1.15 to 1.85	14.06 to 14.89
2011	6,332,031	12.9442 to 18.6211	105,498,403	1.62	1.15 to 1.85	(1.85) to (1.13)
2010	7,251,195	13.1542 to 18.8348	122,377,852	1.43	1.15 to 1.85	9.45 to 10.24

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,				For the years ended December 31,
	Units	Unit Value[4]		Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

MV1
2014	—	$	— to $—	$—	2.77%	0.65% to 2.50%	2.01% to 0.86%
2013	8,175,633		16.4495 to 25.7119	190,701,383	2.62	0.65 to 2.50	32.09 to 34.60
2012	10,162,634		12.2213 to 19.2092	178,140,581	1.58	0.65 to 2.50	13.06 to 15.21
2011	12,369,770		10.6076 to 16.7661	189,800,608	1.36	0.65 to 2.50	(2.78) to (0.93)
2010	14,050,600		12.4122 to 17.0183	219,524,012	1.21	1.00 to 2.50	1.46 to 10.11

VSC
2014	6,334,776		18.4370 to 14.6688	97,745,208	0.69	0.65 to 2.30	6.34 to 4.58
2013	7,735,586		13.9780 to 17.3375	113,424,430	1.43	0.65 to 2.35	41.92 to 44.39
2012	10,479,693		9.7321 to 12.0077	107,498,309	0.35	0.65 to 2.55	11.46 to 13.65
2011	12,024,401		8.8182 to 10.5658	109,689,042	0.23	0.65 to 2.35	(7.32) to (5.71)
2010	12,976,175		9.5147 to 9.9126	126,734,777	0.12	1.30 to 2.35	1.49 to 22.46

6XX
2014	51,303,754		12.4549 to 13.8267	752,352,396	1.53	0.65 to 2.55	3.73 to 1.75
2013	58,713,818		12.0067 to 14.4817	838,071,596	2.70	0.65 to 2.55	6.72 to 8.80
2012	68,401,135		11.0351 to 13.4043	905,908,146	2.64	0.65 to 2.55	5.93 to 8.01
2011	71,730,436		10.2172 to 12.4992	888,251,353	1.27	0.65 to 2.55	(1.93) to (0.02)
2010	56,794,830		12.3121 to 12.5907	710,247,154	1.32	1.35 to 2.35	0.66 to 8.16

SC3
2014	126,247		24.8653 to 19.4876	3,002,660	2.16	1.35 to 2.55	14.06 to 12.67
2013	162,229		17.2957 to 22.0560	3,387,519	5.26	1.35 to 2.55	2.31 to 3.57
2012	187,171		16.9055 to 21.3719	3,725,321	1.04	1.35 to 2.55	26.70 to 28.27
2011	253,031		13.3426 to 16.7212	3,946,846	6.77	1.35 to 2.55	(9.94) to (8.84)
2010	320,946		14.8160 to 18.4073	5,520,469	11.07	1.35 to 2.55	12.34 to 13.73

SRE
2014	5,660,139		14.1263 to 14.9281	92,430,428	1.70	0.65 to 2.50	14.56 to 12.43
2013	7,368,766		12.3309 to 14.9157	106,126,893	4.54	0.65 to 2.55	2.09 to 4.08
2012	7,508,053		11.8471 to 14.4322	105,024,241	0.70	0.65 to 2.55	26.25 to 28.72
2011	9,929,655		9.2038 to 11.2921	108,995,302	6.03	0.65 to 2.55	(10.09) to (8.34)
2010	10,929,593		11.3996 to 12.4068	132,272,111	10.38	1.30 to 2.55	2.60 to 13.45

8XX
2014	27,011,031		14.2739 to 17.7287	499,182,175	1.40	0.65 to 2.30	4.35 to 2.62
2013	32,241,288		13.6785 to 18.1674	576,399,130	2.32	0.65 to 2.30	19.57 to 21.59
2012	34,834,038		11.2501 to 15.0481	517,571,863	2.34	0.65 to 2.30	9.80 to 11.66
2011	37,705,543		10.0750 to 13.5723	506,828,400	1.57	0.65 to 2.30	(6.11) to (4.53)
2010	38,504,662		14.0152 to 14.3163	547,564,582	1.34	1.35 to 2.30	1.11 to 12.08

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

5XX
2014	16,245,564	$11.0586 to $11.8974	$201,849,715	0.61%	0.65% to 2.30%	2.76% to 1.05%
2013	18,852,264	10.7616 to 12.3808	229,948,348	—	0.65 to 2.35	(7.51) to (5.90)
2012	21,679,451	11.4363 to 13.2504	283,700,615	0.79	0.65 to 2.35	4.88 to 6.72
2011	21,180,067	10.7163 to 12.5047	262,236,569	2.01	0.65 to 2.30	9.16 to 10.99
2010	13,213,863	11.0947 to 11.3458	148,879,348	0.99	1.35 to 2.35	0.33 to 3.49

SDC
2014	36,736,454	10.4592 to 9.5891	373,635,108	1.25	1.30 to 2.55	(0.51) to (1.77)
2013	43,289,725	9.7617 to 10.5126	444,170,343	0.13	1.30 to 2.55	(1.86) to (0.60)
2012	45,178,189	9.9464 to 10.5758	468,269,992	1.15	1.30 to 2.55	(0.38) to 0.91
2011	50,037,729	9.9840 to 10.4806	516,137,066	1.18	1.30 to 2.55	(2.03) to (0.78)
2010	61,117,799	10.1910 to 10.5627	638,001,577	1.51	1.30 to 2.55	(0.20) to 1.08

S15
2014	19,532,086	9.9867 to 9.7158	196,087,648	1.06	0.65 to 2.10	(0.17) to (1.62)
2013	21,172,711	9.8761 to 10.3242	214,945,968	—	0.65 to 2.10	(1.63) to (0.17)
2012	16,475,522	10.0204 to 10.4153	169,107,917	0.92	0.65 to 2.10	(0.15) to 1.34
2011	17,502,438	9.8879 to 10.3509	178,971,071	0.93	0.65 to 2.10	(1.92) to (0.48)
2010	13,481,729	10.2516 to 10.4739	139,938,767	1.22	1.35 to 2.10	0.01 to 0.78

SGC
2014	2,458,735	18.0722 to 16.8605	43,133,660	0.97	1.30 to 2.30	8.93 to 7.83
2013	3,123,825	15.4055 to 16.5907	50,543,702	1.14	1.30 to 2.55	33.42 to 35.13
2012	4,163,118	11.5464 to 12.2773	50,057,208	1.03	1.30 to 2.55	13.40 to 14.86
2011	4,999,791	10.1822 to 10.6890	52,578,640	1.02	1.30 to 2.55	(0.14) to 1.14
2010	6,122,866	10.1961 to 10.5682	63,936,768	—	1.30 to 2.55	19.02 to 20.54

S13
2014	2,084,776	18.9850 to 16.7971	36,217,594	0.76	0.65 to 2.10	9.45 to 7.85
2013	2,245,602	15.5745 to 17.3463	35,968,593	0.96	0.65 to 2.10	33.66 to 35.64
2012	2,464,431	11.6525 to 12.7888	29,350,708	0.82	0.65 to 2.10	13.57 to 15.26
2011	2,669,109	10.2605 to 11.0959	27,863,552	0.85	0.65 to 2.10	0.19 to 1.67
2010	2,387,778	10.2409 to 10.4631	24,767,620	—	1.35 to 2.10	1.52 to 19.98

7XX
2014	117,541,381	13.4270 to 16.1240	1,971,564,429	1.32	0.65 to 2.25	4.36 to 2.68
2013	126,127,582	12.8664 to 16.4701	2,046,366,884	2.37	0.65 to 2.35	13.77 to 15.75
2012	130,451,076	11.1157 to 14.3300	1,847,638,432	2.34	0.65 to 2.35	7.79 to 9.67
2011	132,031,901	10.1353 to 13.1593	1,721,386,983	1.19	0.65 to 2.35	(4.11) to (2.45)
2010	100,466,095	13.2989 to 13.5846	1,355,951,680	0.99	1.35 to 2.30	0.96 to 10.31

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

2XX
2014	460,623	$16.2667 to $19.1628	$9,081,918	0.28%	0.65% to 2.10%	2.52% to 1.02%
2013	528,380	15.8667 to 19.7365	10,256,649	0.87	0.65 to 2.30	36.47 to 38.77
2012	774,792	11.4339 to 14.3234	10,950,659	—	0.65 to 2.10	7.29 to 8.88
2011	837,562	10.5009 to 13.2484	10,975,717	0.43	0.65 to 2.10	(8.46) to (7.11)
2010	809,572	14.1248 to 14.3637	11,548,624	—	1.35 to 2.10	1.08 to 19.70

AAW
2014	217,510	16.1778 to 15.3122	3,398,500	0.00	0.65 to 2.30	5.40 to 3.65
2013	141,552	14.8423 to 15.1032	2,123,254	0.10	1.35 to 2.10	44.62 to 45.73
2012	66,327	10.2694 to 10.3639	684,152	—	1.35 to 2.05	11.70 to 12.51
2011	2,558	9.2014 to 9.2119	23,549	—	1.35 to 1.75	(7.99) to (7.88)

VKM
2014	611,449	17.0083 to 16.1461	10,179,165	—	1.35 to 2.10	0.47 to (0.30)
2013	738,540	16.1944 to 16.9294	12,247,977	0.22	1.35 to 2.10	34.60 to 35.63
2012	1,086,854	12.0317 to 12.4822	13,335,284	—	1.35 to 2.10	6.20 to 7.02
2011	1,270,344	11.2415 to 11.6637	14,623,674	0.23	1.35 to 2.30	(9.31) to (8.43)
2010	1,156,849	12.4665 to 12.7369	14,589,309	—	1.35 to 2.10	0.48 to 30.49

OCA
2014	1,118,112	17.7049 to 17.8763	24,702,393	0.18	0.65 to 2.35	14.38 to 12.42
2013	1,235,424	15.0291 to 20.7651	24,194,235	0.75	0.65 to 2.35	26.39 to 28.59
2012	1,492,800	11.8246 to 16.2632	22,858,138	0.40	0.65 to 2.55	10.89 to 13.06
2011	1,706,163	10.5815 to 14.4868	23,384,048	0.11	0.65 to 2.55	(3.88) to (2.01)
2010	1,870,731	10.9252 to 14.8892	26,312,656	—	1.30 to 2.55	0.50 to 7.73

OBV
2014	1,279,424	9.9711 to 9.3554	12,392,996	1.78	1.30 to 2.10	6.61 to 5.75
2013	1,457,258	8.8469 to 9.3527	13,279,282	2.13	1.30 to 2.10	10.46 to 11.37
2012	1,556,840	8.0088 to 8.3981	12,783,812	1.20	1.30 to 2.10	9.74 to 10.64
2011	1,674,843	7.2981 to 7.5719	12,476,713	2.09	1.35 to 2.10	(1.72) to (0.97)
2010	1,744,434	7.4258 to 7.6460	13,178,352	1.20	1.35 to 2.10	10.31 to 11.16

OGG
2014	1,381,266	14.9015 to 19.0074	28,038,218	0.87	0.65 to 2.25	1.39 to (0.24)
2013	1,563,988	14.6968 to 21.0555	31,659,251	1.15	0.65 to 2.25	24.14 to 26.17
2012	1,669,066	11.6489 to 16.7986	27,011,227	1.95	0.65 to 2.30	18.16 to 20.16
2011	2,105,725	9.6945 to 14.0727	28,580,499	1.05	0.65 to 2.30	(10.63) to (9.12)
2010	2,177,497	14.4679 to 15.5868	32,916,492	1.21	1.30 to 2.30	0.50 to 14.20

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

OMG
2014	13,047,751	$18.9570 to $18.5676	$283,142,011	0.58%	1.30% to 2.55%	8.97% to 7.59%
2013	17,117,234	16.1184 to 21.1921	341,777,797	0.86	1.30 to 2.55	28.09 to 29.73
2012	22,420,942	12.5260 to 16.3438	346,551,891	0.65	1.30 to 2.55	13.62 to 15.09
2011	27,952,286	10.9734 to 14.2086	377,082,799	0.60	1.30 to 2.55	(2.85) to (1.61)
2010	34,219,506	11.2437 to 14.4482	470,911,158	0.93	1.30 to 2.55	12.87 to 14.32

OMS
2014	240,139	25.4265 to 30.8428	7,829,293	0.63	1.30 to 2.25	10.20 to 9.14
2013	295,912	22.4228 to 31.3754	8,773,000	0.70	1.30 to 2.25	37.46 to 38.80
2012	385,170	16.2044 to 22.6169	8,255,859	0.32	1.30 to 2.30	14.95 to 16.13
2011	448,379	13.7877 to 19.4849	8,319,941	0.42	1.30 to 2.30	(4.62) to (3.65)
2010	596,815	14.3827 to 20.2332	11,503,067	0.41	1.30 to 2.30	20.23 to 21.46

AAQ
2014	15,812	12.8266 to 12.5091	200,985	0.00	1.35 to 2.10	(0.46) to (1.21)
2013	2,964	12.6629 to 12.8855	37,848	1.74	1.35 to 2.10	16.69 to 17.59
2012	3,537	10.9583 to 10.9583	38,756	0.47	1.35 to 1.35	8.28 to 8.28
2011	7,060	10.1102 to 10.1202	71,413	—	1.35 to 1.70	1.10 to 1.20

PRA
2014	2,092,555	14.0101 to 12.8805	28,444,593	5.05	1.35 to 2.25	(0.88) to (1.79)
2013	2,482,202	13.0602 to 14.1349	34,072,842	4.90	1.35 to 2.30	(2.03) to (1.08)
2012	1,672,848	13.0886 to 14.2893	23,316,562	6.80	1.35 to 2.55	12.00 to 13.39
2011	447,883	11.8723 to 12.6023	5,491,304	6.94	1.35 to 2.30	(0.38) to 0.58
2010	457,711	11.9181 to 12.5294	5,600,897	7.57	1.35 to 2.30	10.49 to 11.57

AAP
2014	2,156,461	11.3384 to 10.8039	23,698,600	5.13	0.65 to 2.10	(0.20) to (1.65)
2013	2,162,181	10.9857 to 11.3609	24,033,787	4.55	0.65 to 2.10	(1.99) to (0.54)
2012	1,970,809	11.2091 to 11.4228	22,244,284	5.61	0.65 to 2.10	12.38 to 14.06
2011	763,861	9.9739 to 10.0150	7,630,325	6.79	0.65 to 2.10	(0.26) to 0.15

BBD
2014	77,398	6.5292 to 6.2317	491,255	0.26	0.65 to 2.05	(19.15) to (20.29)
2013	98,183	7.8180 to 8.0757	777,700	1.66	0.65 to 2.05	(16.46) to (15.27)
2012	123,399	9.3588 to 9.5310	1,163,627	2.52	0.65 to 2.05	2.96 to 4.44
2011	62,501	9.0900 to 9.1261	569,007	6.68	0.65 to 2.05	(9.10) to (8.74)

PCR
2014	6,462,517	7.2412 to 6.6573	45,945,802	0.36	0.65 to 2.35	(18.96) to (20.34)
2013	6,478,457	8.3575 to 9.0834	57,375,797	1.73	0.65 to 2.35	(16.71) to (15.25)
2012	6,600,955	10.0337 to 10.8339	69,673,586	2.78	0.65 to 2.35	2.90 to 4.70
2011	7,266,721	9.7508 to 10.4158	73,969,457	14.31	0.65 to 2.35	(9.73) to (8.16)
2010	6,649,829	10.8013 to 11.4155	74,448,884	15.26	1.30 to 2.35	4.75 to 22.91

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

PMB
2014	664,024	$11.1479 to $16.9809	$17,205,673	5.23%	0.65% to 2.55%	0.86% to (1.07%)
2013	807,165	11.0524 to 27.6386	21,005,673	5.00	0.65 to 2.55	(9.34) to (7.57)
2012	954,608	11.9580 to 30.1155	27,021,992	4.93	0.65 to 2.30	15.18 to 17.13
2011	1,020,777	10.2089 to 25.8937	25,025,685	5.32	0.65 to 2.30	3.89 to 5.64
2010	1,018,985	15.5140 to 24.6843	24,113,288	4.90	1.30 to 2.30	(0.27) to 10.71

BBE
2014	39,674	10.7458 to 10.4797	422,707	5.08	1.35 to 2.10	0.05 to (0.71)
2013	50,359	10.5545 to 10.7402	537,988	4.90	1.35 to 2.10	(9.01) to (8.32)
2012	55,383	11.6001 to 11.7144	647,237	4.86	1.35 to 2.10	15.30 to 16.19
2011	41,476	10.0609 to 10.0824	417,873	0.68	1.35 to 2.10	0.61 to 0.82

6TT
2014	56,498,567	10.2107 to 10.8847	637,259,828	2.34	0.65 to 2.25	3.89 to 2.22
2013	72,498,400	9.8283 to 11.0842	794,289,727	3.11	0.65 to 2.25	(9.98) to (8.51)
2012	90,852,198	10.7422 to 12.2009	1,098,153,881	3.19	0.65 to 2.25	6.31 to 8.06
2011	92,518,029	9.9407 to 11.3711	1,044,595,551	1.81	0.65 to 2.25	(4.00) to (2.44)
2010	52,768,623	11.5909 to 11.7375	616,967,109	4.55	1.35 to 2.25	1.27 to 9.84

PRR
2014	4,261,623	13.8932 to 14.5017	66,613,350	1.43	1.30 to 2.30	1.76 to 0.73
2013	5,155,938	13.0181 to 16.0778	79,426,344	1.64	1.30 to 2.35	(11.35) to (10.40)
2012	5,645,895	14.6029 to 17.9528	97,276,054	1.08	1.30 to 2.35	6.19 to 7.34
2011	6,421,218	13.6738 to 16.7335	103,470,424	2.14	1.30 to 2.35	9.06 to 10.23
2010	8,101,705	12.4675 to 15.1880	118,890,037	1.45	1.30 to 2.35	5.57 to 6.71

PTR
2014	15,806,505	15.4850 to 13.6433	256,208,609	2.15	1.30 to 2.55	2.93 to 1.62
2013	19,151,407	13.4254 to 16.4258	302,435,033	2.20	1.30 to 2.55	(4.46) to (3.24)
2012	20,657,880	14.0524 to 16.9837	338,090,727	2.57	1.30 to 2.55	6.79 to 8.17
2011	24,120,523	13.1584 to 15.7088	366,194,416	2.61	1.30 to 2.55	0.98 to 2.27
2010	28,187,212	13.0311 to 15.3681	420,201,410	2.41	1.30 to 2.55	5.36 to 6.71

AAR
2014	2,039,866	10.8800 to 10.6106	22,002,171	—	1.35 to 2.10	2.45 to 1.68
2013	1,907,591	10.4357 to 10.7922	20,126,427	—	0.65 to 2.10	1.90 to 3.40
2012	687,110	10.2416 to 10.3425	7,077,333	—	1.35 to 2.10	2.17 to 2.95
2011	222,829	10.0243 to 10.0457	2,236,443	—	1.35 to 2.10	0.24 to 0.46

AAS
2014	877,251	18.3270 to 17.6051	15,909,266	1.59	1.35 to 2.55	11.14 to 9.79
2013	635,744	16.0356 to 16.4901	10,403,998	1.27	1.35 to 2.55	29.04 to 30.63
2012	212,723	12.4677 to 12.6236	2,672,455	1.41	1.35 to 2.30	16.55 to 17.69
2011	24,071	10.7052 to 10.7266	257,899	—	1.35 to 2.05	7.05 to 7.27

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,				For the years ended December 31,
	Units	Unit Value[4]		Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

3XX
2012	—	$	— to $—	$—	6.91%	1.35% to 2.10%	8.59% to 9.37%
2011	358,397		9.7487 to 9.9895	3,542,567	2.32	1.35 to 2.10	(18.21) to (17.59)
2010	242,013		11.9196 to 12.1212	2,915,660	0.01	1.35 to 2.10	2.33 to 3.11

SBI
2012	—		— to —	—	5.92	0.65 to 2.30	11.03 to 12.79
2011	492,505		8.5574 to 8.7044	4,250,461	0.02	0.65 to 2.25	(14.66) to (13.26)
2010	107		10.0305 to 10.0305	1,073	—	1.65 to —	0.30 to —

SSA
2012	—		— to —	—	3.25	0.65 to 2.30	10.93 to 12.69
2011	2,632,636		9.3802 to 10.9384	26,193,175	0.72	0.65 to 2.30	(1.15) to 0.52
2010	1,555,115		9.4891 to 10.7582	15,434,805	—	1.30 to 2.30	1.39 to 14.94

SVV
2012	—		— to —	—	1.24	0.65 to 2.30	8.14 to 9.86
2011	25,668,113		8.2963 to 10.3275	219,794,746	0.65	0.65 to 2.30	(6.22) to (4.64)
2010	27,094,644		8.8470 to 9.1989	245,751,191	0.24	1.30 to 2.30	1.24 to 11.21

1XX
2012	—		— to —	—	—	0.01 to 0.02	11.71 to 13.48
2011	860,442		11.0483 to 14.1528	12,044,289	—	0.65 to 2.25	(3.42) to (1.84)
2010	690,018		14.2309 to 14.5204	9,947,413	—	1.35 to 2.25	1.09 to 24.16

SLC
2012	—		— to —	—	1.58	1.30 to 2.55	8.18 to 9.49
2011	32,153,502		8.6350 to 9.0649	286,911,643	0.63	1.30 to 2.55	(8.54) to (7.37)
2010	37,839,785		9.4413 to 9.7860	365,984,873	—	1.30 to 2.55	14.20 to 15.66

S12
2012	—		— to —	—	1.14	1.35 to 2.10	8.36 to 9.14
2011	1,500,444		8.6961 to 8.9528	13,280,139	0.41	1.35 to 2.10	(8.36) to (7.66)
2010	1,310,468		9.4899 to 9.6958	12,595,699	—	1.35 to 2.10	1.96 to 15.36

S14
2012	—		— to —	—	6.20	0.65 to 2.35	10.57 to 12.38
2011	2,326,972		10.3769 to 12.5235	28,641,325	7.11	0.65 to 2.35	1.58 to 3.35
2010	2,507,888		11.8365 to 12.1976	30,197,858	7.11	1.30 to 2.35	0.56 to 10.96

4XX
2012	—		— to —	—	2.91	0.65 to 2.55	5.28 to 7.21
2011	53,824,196		10.0220 to 12.2353	651,823,271	2.46	0.65 to 2.25	1.03 to 2.68
2010	37,284,808		11.7482 to 12.0005	444,483,583	1.98	1.35 to 2.30	0.47 to 5.83

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,				For the years ended December 31,
	Units	Unit Value[4]		Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

S16
2012	—	$	— to $—	$—	0.08%	1.35% to 2.35%	14.74% to 15.84%
2011	3,190,123		10.1503 to 10.5521	33,258,401	—	1.35 to 2.35	(10.19) to (9.27)
2010	3,345,323		11.3017 to 11.6302	38,555,488	—	1.35 to 2.35	1.63 to 21.13

LGF
2012	—		— to —	—	0.00	0.01 to 0.02	9.67 to 10.46
2011	663,785		8.1864 to 8.5485	5,569,702	0.07	1.35 to 2.10	(6.79) to (6.08)
2010	569,042		8.7830 to 9.1019	5,093,897	0.05	1.35 to 2.10	0.85 to 17.59

IGB
2012	—		— to —	—	2.16	0.65 to 2.55	3.39 to 5.29
2011	13,453,290		10.4456 to 12.6212	166,269,297	3.37	0.65 to 2.35	4.28 to 6.09
2010	10,165,312		11.1662 to 11.9811	119,314,751	3.25	1.30 to 2.35	0.18 to 6.11

CMM
2012	—		— to —	—	—	0.65 to 2.30	(2.16) to (0.61)
2011	14,892,335		9.2761 to 10.3511	150,078,153	—	0.65 to 2.30	(2.29) to (0.65)
2010	11,093,798		9.4938 to 10.4923	113,075,492	—	1.30 to 2.30	(2.30) to (0.07)

WTF
2014	23,675		19.3972 to 18.0911	444,753	—	1.35 to 2.05	1.75 to 1.03
2013	28,431		17.9073 to 19.0638	526,566	0.29	1.35 to 2.05	31.82 to 32.76
2012	37,543		13.5845 to 14.3593	525,113	0.37	1.35 to 2.05	16.02 to 16.85
2011	56,247		11.7091 to 12.2887	676,190	2.12	1.35 to 2.05	(19.37) to (18.79)
2010	62,686		14.3506 to 15.1320	930,311	0.57	1.35 to 2.25	23.72 to 24.86

USC
2014	4,347		18.6096 to 17.8815	79,117	—	1.65 to 2.05	3.06 to 2.64
2013	4,578		17.4222 to 18.0578	80,974	0.14	1.65 to 2.05	31.01 to 31.55
2012	4,820		13.2981 to 13.7272	64,970	0.32	1.65 to 2.05	17.54 to 18.03
2011	4,964		11.3133 to 11.6306	56,842	—	1.65 to 2.05	(5.47) to (5.08)
2010	4,696		11.9677 to 12.2534	56,768	—	1.65 to 2.05	20.83 to 21.32

AAL
2014	3,836,516		11.2995 to 10.5269	41,913,262	1.36	0.65 to 2.55	4.90 to 2.90
2013	3,349,146		10.2303 to 10.7712	35,196,445	1.25	0.65 to 2.55	(4.92) to (3.07)
2012	2,389,154		10.8060 to 11.1121	26,148,333	1.41	0.65 to 2.30	3.64 to 5.40
2011	1,392,144		10.4297 to 10.5425	14,584,779	1.53	0.65 to 2.25	4.30 to 5.43

[1]	Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

[2]	Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges and distribution charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
[3]	Ratio represents the total return for the year indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of units. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The ranges for the current year total return are based on the groupings that produced the lowest and highest expense ratios.
[4]	The unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account. The ranges for the current year unit value are based on the groupings that produced the lowest and highest expense ratios. Some unit values may be outside of the range due to timing of the related Sub-Account level’s commencement date.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

Independent Auditors’ Report,

Statutory Financial Statements as of

December 31, 2014 and 2013 and for the Years

Ended December 31, 2014, 2013 and 2012

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

Independent Auditor’s Report

To the Board of Directors of

    Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2014 and 2013, and the related statutory statements of operations, of changes in capital stock and surplus, and of cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404

T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2014 and 2013, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

Emphasis of Matter

As disclosed in Note 15, the Company recorded a restatement of gross paid-in and contributed surplus and unassigned funds under a quasi-reorganization in 2013. Our opinion is not modified with respect to this matter.

April 27, 2015

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

Sun Life Assurance Company of Canada (U.S.)

One Sun Life Executive Park

Wellesley, Massachusetts 02481

We have audited the accompanying statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities, and capital stock and surplus as of December 31, 2012 (not presented herein), and the related statutory-basis statements of operations, changes in capital stock and surplus, and cash flows for the year then ended, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 of the statutory-basis financial statements, the statutory-basis financial statements are prepared by Sun Life Assurance Company of Canada (U.S) using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Delaware.

The effects on the statutory-basis financial statements of the variances between the regulatory basis of accounting described in Note 1 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position Sun Life Assurance Company of Canada (U.S.) as of December 31, 2012 (not presented herein) or the results of its operations or its cash flows for the year then ended.

Opinion on Regulatory Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of December 31, 2012 (not presented herein), and the results of its operations and its cash flows for the year then ended, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware as described in Note 1 to the statutory-basis financial statements.

Emphasis-of-Matter

As discussed in Note 1 to the statutory-basis financial statements, in 2012, the Company adopted Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.

Other Matter

As discussed in Note 2 to the statutory-basis financial statements, the accompanying statutory-basis financial statements reflect significant balances and transactions with affiliates. The Company’s admitted assets, liabilities, and capital stock and surplus and results of its operations and cash flows may have been different if these balances and transactions had been with unrelated parties.

Boston, Massachusetts

April 24, 2013

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2014 AND 2013 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2014	2013
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS:
Debt securities	$5,331,560	$4,759,852
Preferred stocks	33,120	23,150
Common stocks	496,736	401,403
Mortgage loans on real estate	671,120	748,309
Properties held for the production of income	—	60,239
Properties held for sale	6,225	39,319
Cash, cash equivalents and short-term investments	2,797,104	1,440,125
Contract loans	623,220	537,058
Derivatives	255,524	174,613
Other invested assets	491,951	192,397
Receivable for securities	33,531	46,716
Investment income due and accrued	70,786	71,544
Amounts recoverable from reinsurers	15,772	30,901
Current federal and foreign income tax recoverable	15,519	19,238
Net deferred tax asset	207,585	184,237
Receivables from parent, subsidiaries and affiliates	2,049	570
Cash value of company owned life insurance	89,946	—
Reinsurance deposit accounting	176,764	—
Other assets	30,697	34,789

Total general account assets	11,349,209	8,764,460
SEPARATE ACCOUNT ASSETS	29,350,568	30,514,738

TOTAL ADMITTED ASSETS	$40,699,777	$39,279,198

	2014	2013
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES:
Aggregate reserve for life contracts	$7,274,572	$6,682,361
Liability for deposit-type contracts	215,544	184,482
Contract claims	36,076	32,048
Other amounts payable on reinsurance	5,327	3,754
Interest maintenance reserve	11,021	—
Commissions to agents due or accrued	8,248	8,413
General expenses due or accrued	58,998	57,097
Transfers from Separate Accounts due or accrued	(705,218)	(825,956)
Remittances and items not allocated	7,302	1,289
Borrowed money and accrued interest thereon	210,022	—
Asset valuation reserve	154,431	68,961
Payable for securities	1,808,492	438,039
Reinsurance in unauthorized companies	145	16
Funds held under reinsurance treaties with unauthorized reinsurers	260,824	252,457
Funds held under coinsurance	176,764	—
Derivatives	83,125	321,947
Other liabilities	148,949	100,584

Total general account liabilities	9,754,622	7,325,492
SEPARATE ACCOUNT LIABILITIES	29,353,673	30,543,286

Total liabilities	39,108,295	37,868,778
CAPITAL STOCK AND SURPLUS:
Common capital stock, $1,000 par value—10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	565,000	565,000
Gross paid in and contributed surplus	653,698	653,698
Unassigned funds	366,347	185,285

Total surplus	1,585,045	1,403,983

Total capital stock and surplus	1,591,482	1,410,420

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$40,699,777	$39,279,198

See notes to statutory financial statements.

1

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012 (IN THOUSANDS)

	2014	2013	2012
INCOME:
Premiums and annuity considerations	$1,783,056	$1,559,375	$415,915
Considerations for supplementary contracts with life contingencies	29,190	23,283	18,123
Net investment income (loss)	50,614	(318,661)	613
Amortization of interest maintenance reserve	18,502	19,884	13,396
Commissions and expense allowances on reinsurance ceded	3,676	5,402	(557)
Reserve adjustments on reinsurance ceded	—	(141)	170
Income from fees associated with investment management,
administration and contract guarantees from Separate Accounts	480,820	541,274	539,845
Change in cash value of company owned life insurance	(54)	—	—
Investment income on reinsurance deposit asset	102,960	—	—
Other income	106,183	118,236	134,495

Total Income	2,574,947	1,948,652	1,122,000
BENEFITS AND EXPENSES:
Death benefits	153,679	119,471	35,535
Annuity benefits	682,288	714,186	756,487
Surrender benefits and withdrawals for life contracts	3,385,457	2,996,819	2,781,813
Interest and adjustments on contracts or deposit-type contract funds	9,688	(26,269)	(5,342)
Payments on supplementary contracts with life contingencies	35,769	14,146	11,929
Increase (decrease) in aggregate reserves for life and accident and health policies and contracts	644,086	(68,412)	(550,180)

Total Benefits	4,910,967	3,749,941	3,030,242
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	109,136	105,117	109,722
Commissions and expense allowances on reinsurance assumed	127	132	131
General insurance expenses	216,356	191,813	152,556
Insurance taxes, licenses and fees, excluding federal income taxes	6,025	5,658	10,032
Net transfers (from) to Separate Accounts, net of reinsurance	(2,749,140)	(2,657,842)	(2,215,192)
Investment (income) expense on funds withheld	(225,350)	23,453	79,544
Other deductions	3,832	44,148	(3,238)

Total Benefits and Expenses	2,271,953	1,462,420	1,163,797

Net income (loss) from operations before federal income tax benefit and net realized capital gains (losses)	302,994	486,232	(41,797)
Federal income tax expense (benefit), excluding tax on capital gains (losses)	6,861	(84,275)	(84,977)

Net income (loss) from operations after federal income taxes and before net realized capital gains (losses)	296,133	570,507	43,180
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	19,628	112,373	(443,936)

NET INCOME (LOSS)	$315,761	$682,880	$(400,756)

See notes to statutory financial statements.

2

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012 (IN THOUSANDS)

	2014	2013	2012
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,410,420	$1,235,854	$1,315,271
Net income (loss)	315,761	682,880	(400,756)
Change in net unrealized capital gains (losses), net of deferred income tax	424,710	(232,924)	158,563
Change in net unrealized foreign exchange capital (losses) gains	(1,413)	(4,954)	3,872
Change in net deferred income tax	(123,660)	(202,295)	(287,767)
Change in non-admitted assets	151,478	64,940	355,645
Change in liability for reinsurance in unauthorized companies	(129)	(2)	(7)
Change in asset valuation reserve	(85,470)	(21,820)	141,040
Changes in Separate Accounts surplus	25,443	(29,004)	54
Cumulative effect of changes in accounting principles (Note 1)	—	—	21,800
Decrease in surplus paid in	—	(82,794)	—
Dividends to stockholders	(185,000)	—	—
Stock option excess tax benefits	—	539	(184)
Investment expense on funds withheld—unrealized	(340,658)	—	—
Increase in unassigned surplus—quasi reorganization	—	1,851,883	—
Decrease in gross paid in and contributed surplus—quasi reorganization	—	(1,851,883)	—
Surplus change from SSAP 10R	—	—	(71,677)

CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,591,482	$1,410,420	$1,235,854

See notes to statutory financial statements.

3

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012 (IN THOUSANDS)

	2014	2013	2012
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$1,812,246	$1,582,658	$428,308
Net investment income	322,375	408,807	492,927
Federal and foreign income taxes received	528	73,478	56,336
Miscellaneous income	609,258	671,892	707,003

Total receipts	2,744,407	2,736,835	1,684,574
Benefits and loss related payments	4,317,666	3,806,068	3,768,957
Net transfers (from) to Separate Accounts	(2,869,878)	(2,693,451)	(2,307,128)
Commissions, expenses paid and aggregate write-ins for deductions	343,135	388,367	277,329

Total payments	1,790,923	1,500,984	1,739,158

Net cash from operations	953,484	1,235,851	(54,584)

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received	4,543,013	5,056,787	2,404,110
Cost of investments acquired	(4,041,788)	(2,719,801)	(2,642,421)
Net (increase) decrease in contract loans and premium notes	(86,505)	27,009	18,509

Net cash from investments	414,720	2,363,995	(219,802)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Capital and paid in surplus	—	(82,796)	—
Borrowed funds	210,023	(100,002)	(18,003)
Net deposits on deposit-type contracts and other liabilities	31,062	(943,849)	(64,737)
Dividends to stockholders	(185,000)	—	—
Other cash (used) provided	(67,310)	(1,374,505)	(48,603)

Net cash from financing and miscellaneous sources	(11,225)	(2,501,152)	(131,343)

Net change in cash, cash equivalents, and short-term investments	1,356,979	1,098,694	(405,729)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	1,440,125	341,431	747,160

End of year	$2,797,104	$1,440,125	$341,431

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES
	2014	2013	2012
Exchanges of debt securities	$192,199	$82,024	$18,951
Transfer of mortgages to other invested assets	—	11,816	41,120
Transfer of mortgages out of other invested assets	—	54,474	—
Transfer of real estate to other invested assets	—	11,637	—
Distribution of previously wholly-owned subsidiary to former parent	—	70,700	—
Quasi-reorganization	—	1,851,883	—
Premium related to SPWL recapture	—	1,331,908	—

See notes to statutory financial statements.

4

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”) formerly known as Sun Life Assurance Company of Canada (U.S.), is a stock life insurance company incorporated under the laws of Delaware. Effective July 21, 2014, following the receipt of all required board, shareholder, and regulatory approvals, the Company’s name was changed from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company. The Company is a direct wholly-owned subsidiary of Delaware Life Holdings, LLC (the “Parent”), a Delaware limited liability company. Prior to August 2, 2013, the Company was a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the “Former Parent”) and an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada—U.S. Operations Holdings, Inc. (“SLC—U.S. Ops Holdings”). SLC – U.S. Ops Holdings is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934. On December 17, 2012, SLF announced the execution of a definitive agreement to sell its domestic U.S. annuity business and certain life insurance businesses to the Parent, including all of the issued and outstanding shares of the Company (the “Sale Transaction”). After receiving all required regulatory approvals, the Sale Transaction closed on August 2, 2013 with an effective date of August 1, 2013. In connection with the Sale Transaction and after receiving necessary regulatory approvals, certain transactions were executed prior to close. (Refer to Note 2 for additional information.)

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. In addition, the Company’s wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), is authorized to transact business in the State of New York and Rhode Island. The business of the Company and its subsidiaries includes a variety of wealth accumulation products, protection products and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, group life, disability, dental and stop loss insurance, and funding agreements.

In the normal course of business, the Company and its wholly-owned subsidiary, DLNY, reinsure portions of their individual life insurance, annuity, and group life, disability and stop loss exposure with both affiliated and unaffiliated companies using traditional indemnity reinsurance agreements.

5

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company, through its subsidiary, DLNY, continued to offer group life, disability, dental and stop loss insurance. Effective July 31, 2013, DLNY ceded 100% of its net group life, disability, dental and stop-loss insurance to an affiliate of SLF.

On September 27, 2013, following completion of the Sale Transaction, the Company’s Board of Directors authorized the Company to issue funding agreements, fixed annuities, variable annuities, single premium life insurance and private placement products on a fixed and variable basis and to utilize its existing Separate Accounts in connection therewith. On November 4, 2013, the Company began writing new annuity business with the launch of a multi-year guaranteed fixed annuity.

BASIS OF PRESENTATION

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practice prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware. As of December 31, 2009 and until December 31, 2012, the Company had received a permitted practice from the Insurance Commissioner of the State of Delaware (the “Commissioner”) related to Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP No. 97”), specifically paragraph 8.b.i to record the unaudited statutory equity of the Company’s previously wholly-owned subsidiary, Independence Life and Annuity Company (“ILAC”), as an admitted asset. ILAC was not required to prepare audited financial statements under regulations adopted in its respective states of domicile, Delaware and Rhode Island, for the years ended 2012 and 2011, respectively. Effective December 10, 2012, after receiving regulatory approval, ILAC re-domesticated from the State of Rhode Island to the State of Delaware. The Company would not have triggered a regulatory event if the permitted practice had not been used. During the first quarter of 2013, the Company distributed all of the issued and outstanding shares of ILAC to the Former Parent. (Refer to Note 2 for additional information concerning the Company’s change of control on August 2, 2013, effective August 1, 2013.)

There is no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of and for the years ended December 31, 2014 and 2013.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by SSAP No. 97, are carried at their audited net statutory equity value. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries and controlled partnerships are carried at audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

6

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs, unearned premium reserve and statutory non-admitted assets. Deferred policy acquisition costs do create a temporary tax difference as disclosed in Note 14. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on net deferred tax assets (“DTAs”) under statutory accounting principles. Contracts with market value adjustment (“MVA”) are classified within the Company’s General Account under GAAP, but are classified within the Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

All derivatives are used for hedging purposes; however, the Company does not currently believe that the cost of employing hedge accounting is cost justified. As a result, derivatives are carried at fair value on both a GAAP and statutory basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and flow through surplus on a statutory basis.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

7

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECLASSIFICATIONS

Effective January 1, 2014, the Company recorded $51.9 million of reserve reclassifications reducing Aggregate reserve for life contracts and increasing Liabilities for deposit type contracts. This reclassification had no impact on the Company’s net income or surplus.

Certain prior year amounts have been reclassified to conform with the current year financial statement presentation.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities and mortgage loans. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities. The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months. Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition. Cash equivalents and short-term investments are stated at amortized cost, which approximates fair value.

INVESTMENTS

Debt Securities

Investments in debt securities including bonds, mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC rating of the debt security has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, a third-party vendor for each security type was appointed by the NAIC to develop a revised NAIC rating methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) were determined by comparing the insurer’s carrying value divided by remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons were initially made to the model based on amortized cost. Where the resulting rating was NAIC 6 per the model, further comparison based on fair value was required which, in some cases, resulted in a higher final NAIC rating.

8

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities –Revised (“SSAP No. 43R”), was modified in 2011 to include within the category of ABS certain debt securities that were previously classified by the Company as issuer obligations. The types of securities reclassified under the revised definition included certain equipment trust certificates, guaranteed contracts, secured leases and secured contracts. Note that certain types of ABS and MBS securities do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS, and ABS is recognized when earned based upon estimated principal repayments, if applicable. For debt securities subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI using the scientific method. Where the NAIC rating of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value.

Preferred Stocks, Common Stocks and Other Equity Investments

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value except investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies (“SSAP No. 48”), and SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments (“SSAP No. 93”). Audited financial statements are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statement of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company commits to purchase or sell the loan. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statement of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan was made. The Company regularly assesses the value of the collateral.

9

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured.

If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Real Estate

Real estate includes properties held for investment and properties held for sale. Real estate held for investment is stated at depreciated cost using the straight-line, method net of encumbrances. Properties held for sale are carried at the lower of depreciated cost or fair value, less encumbrances and disposition costs.

10

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management policy, the Company uses interest rate swaps, over the counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps and swaptions.

Since October 1, 2008, The Company utilized interest rate swaps to hedge interest rate risk arising from the variability of cash flows due to certain variable rate funding agreements. These swaps were designated as cash flow hedges. Interest rate swaps that qualify for hedge accounting treatment were recognized in a manner consistent with the hedged item and are carried, at amortized cost. At the date of designation, the fair value of the associated interest rate swap which had previously been recorded as an unrealized loss to surplus is fixed with subsequent amortization into income through the related policy’s maturity date. In the event a swap is not proven highly effective, it is stated at fair value and then changes in fair value are recorded through unrealized gains/losses within surplus. These series of funding agreements matured in 2013.

The Company utilizes listed put and call options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are stated at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company also purchases OTC and listed call options and exchange traded futures on the S&P 500 Index and other indices to economically hedge its obligation under certain fixed index annuity contracts. The interest credited on these 1, 3, 5, 7 and 10 year term products are based on the changes in the S&P 500 Index. Options are reported at fair value. Changes in fair value are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are marked to market. Changes in fair value are recorded as unrealized gains/losses within surplus.

11

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are marked to market and changes in fair value are recorded in unrealized gains/losses within surplus.

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”). Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets (“DTAs”) and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the reliability of such amounts. Refer to Note 14 of the Company’s financial statements for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

12

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity separate account are carried on a General Account basis. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values on the variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the variable Separate Accounts are carried at fair value. The investment risk of such securities is retained by the contract holder. The Company earns Separate Account fees for providing administrative services and bearing the mortality risks related to contracts for which funds are invested in variable Separate Accounts.

The activity of the variable Separate Accounts is not reflected in the Company’s financial statements except for the following:

•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.

•	The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statement of Operations.

•	Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•	The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective December 15, 2014, the NAIC adopted SSAP No. 107, Accounting for the Risk-Sharing Provisions of the Affordable Care Act (“SSAP No. 107”). SSAP No 107 provides guidance related to certain premium stabilization programs. The adoption of SSAP No. 107 did not have a significant impact on the financial statements of the Company.

13

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Effective January 1, 2014, the NAIC adopted SSAP No. 106, Affordable Care Act Assessments (“SSAP No. 106”). SSAP No. 106 relates to fees paid to the federal government by health insurers. The adoption of SSAP No. 106 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2014, the NAIC adopted SSAP No. 105, Working Capital Finance Investments (“SSAP No. 105”). SSAP No. 105 amends SSAP No. 20, Non-admitted Assets, to allow working capital finance investments as admitted assets to the extent they conform to the requirements of this statement. The Company currently does not have any working capital investments.

Effective January 1, 2013, the NAIC adopted SSAP No. 104, Share-Based Payments (“SSAP No. 104”). SSAP No. 104 provides statutory accounting principles for transactions in which an entity exchanges its equity instruments with employees in share-based payment transactions and adopts, with modification, GAAP guidance for stock options and stock purchase plans within GAAP Accounting Standards Codification Topic 718. The adoption of SSAP No. 104 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2013, the NAIC adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP No. 103”). SSAP No. 103 replaces SSAP No. 91R of the same name and establishes new conditions for when a transferred financial asset is accounted for as a sale, in addition to removing the concept of a qualifying special-purpose entity. The adoption of SSAP No. 103 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2012, the NAIC adopted SSAP No. 101. Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”). Under SSAP No. 101, DTAs are admitted based on a realization threshold limitation table. The Company recorded the following changes in surplus as of January 1, 2012 a result of the adoption:

(In Thousands)
Reclassification of SSAP No. 10R write-in within surplus	$71,677
Change in non-admitted DTA as a result of adoption	(49,877)

Cumulative effect of change in accounting principle	$21,800

Prior to the adoption of SSAP No. 101, the Company accounted for income taxes under SSAP No. 10R, Income Taxes-Revised, A Temporary Replacement of SSAP No. 10 (“SSAP No. 10R”), which provided for a three-year reversal period and 15% of adjusted surplus. The application of SSAP No. 10R resulted in an increase of $71.7 million in the Company’s surplus at December 31, 2011.

Effective January 1, 2012, the NAIC revised the disclosure requirements of SSAP No. 100, Fair Value Measurements, to clarify the disclosures related to the fair value of financial instruments. The changes in the disclosures have been reflected in Note 13.

14

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Standards Not Yet Adopted

Effective January 1, 2015, the NAIC adopted SSAP No. 40R. Real Estate Investments (“SSAP 40R”), SSAP No. 40R now incorporates guidance for wholly-owned, single real estate held in an LLC under certain conditions. The adoption of SSAP No. 40R is not expected to have a significant impact on the financial statements of the Company.

2.	RELATED PARTY TRANSACTIONS

The Company has significant transactions with affiliates and former affiliates. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. Below is a summary of significant transactions with affiliates and former affiliates for the reporting period.

Investments in Subsidiaries

(amounts in thousands)
		Carrying Value
Entity Name	Type of Subsidiary	December 31,
		2014	2013
DLNY	Insurance	$417,563	$399,949
DL Reinsurance Company (“DLRC”)	Insurance	30,000	—
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454

Total		$499,017	$401,403

The Company also owns all of the shares of two other non-insurance subsidiaries; DL Information Services Canada, Inc. (“DL Canada”) and DL Information Services Ireland Limited (“DL Ireland”). Both equity values totaled $0.5 million and are non-admitted assets as of December 31, 2014 and 2013.

In addition, the Company owns the membership interests of limited liability companies including DL Investment DELRE Holdings 2009-1, LLC (the “LLC”) and the newly formed IDF IX, LLC totaling $6.3 million. The values of both entities are non-admitted as of December 31, 2014. The value of LLC totaled $6.3 million and was non-admitted as of December 31, 2013.

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

As more fully described in Note 9, the Company is party to reinsurance transactions with affiliates and former affiliates.

15

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

Reinsurance Related Agreements

Effective December 31, 2014, the Company entered into a combination modified coinsurance and funds withheld coinsurance agreement (the “agreement” or “treaty”) with DL Reinsurance Company (“DLRC”), a wholly owned subsidiary of the Company incorporated on October 23, 2014, and licensed in State of Delaware effective December 22, 2014. The treaty does not transfer insurance risk to DLRC, the assuming company, but does transfer hedging risk. SSAP No. 61R Life, Deposit-Type and Accident and Health Reinsurance does not provide specific guidance on reinsurance contracts that do not transfer insurance risk but transfer hedging risk. The Department approved the treaty on December 29, 2014. As a result of this treaty, gains (losses) related to the hedging previously accounted for as other changes in capital stock and surplus and net investment income (loss), are now accounted for as investment income on reinsurance deposit asset.

A summary of the impacts of this treaty in the December 31, 2014 Statement of Operations and Statement of Changes in Capital Stock and Surplus is below:

(amounts in thousands)	Treaty Impacts
Statement of Operations
Investment income on reinsurance deposit asset	$102,960

Total Revenue	$102,960
Investment expense on funds withheld	$(237,697)

Total policyholder benefits and expenses	$(237,697)

Net gain from operations after dividends and before federal income taxes	$340,657

Statement of Changes in Capital Stock and Surplus
Investment expense on funds withheld—unrealized	$(340,657)

Net change in capital stock and surplus from reinsurance treaty	$—

In addition, the Company recognized a reinsurance deposit accounting asset of $176.8 million and a corresponding amount in funds held under reinsurance liability.

On July 31, 2013, the Company consented to a Novation Agreement between its former affiliate, the U.S. Branch of the Sun Life Assurance Company of Canada (the “U.S. Branch”), and an affiliate, Delaware Life Reinsurance (Barbados) Corp. (formerly known as Sun Life Reinsurance (Barbados) No.3 Corp.) (“Barbco”).

16

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

Pursuant to the Novation Agreement, Barbco was substituted as reinsurer under a June 12, 2000 reinsurance agreement between the Company and the U.S. Branch, whereby the Company ceded to the U.S. Branch, on a yearly renewable term basis, certain risks under group flexible premium variable universal life policies. The U.S. Branch transferred $241 million of invested assets and accrued interest and $33 million of cash to Barbco to support the assumed liabilities. The Novation Agreement and transfers were effective upon the close of the Sale Transaction.

In December 2012, the Board of Directors of the Company approved the recapture of 100 percent of the risks under certain single premium whole life (“SPWL”) policies that were reinsured to the U.S. Branch pursuant to a December 31, 2003 reinsurance agreement. The transaction was effective for the first quarter of 2013, and the Company recorded a decrease to surplus of approximately $34.7 million.

The Company has a reinsurance agreement with Barbco, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance and coinsurance with funds-withheld. (Refer to Note 9 for more detail.)

Capital Transactions

The Company made capital contributions totaling $30.0 million to DLRC during the fourth quarter of 2014.

The Company made a capital contribution of $90.0 million to DL Services Holdings LLC, a wholly-owned subsidiary of the Company formed on November 17, 2014.

The Company made a capital contribution of $100 to IDF IX, LLC, a wholly-owned subsidiary of the Company formed on November 18, 2014.

In December 2012, the Company’s Board of Directors approved the extraordinary distribution of all of the issued and outstanding shares of the Company’s previously wholly-owned subsidiary, ILAC, to the Former Parent. The Company received regulatory approval and ILAC was distributed effective January 1, 2013. The net impact to the Company’s surplus was a decrease of $64.2 million. The Company recorded the distribution as a return of gross paid in and contributed surplus.

The Company did not receive any capital contributions from the Parent or Former Parent during the years ended December 31, 2014, 2013 and 2012. On March 26, 2014, the Company paid an ordinary dividend of $185.0 million to the Parent. No dividends were paid during the year ended December 31, 2013 and 2012.

Other Invested Assets

The Company also owns the membership interest of the LLC. During 2013, mortgages with a value of $11.8 million were transferred the LLC, and $54.5 million was transferred from the LLC. During 2013, the LLC also distributed capital of $19.4 million to the Company. As of December 31, 2013, no mortgages were held in the LLC. Remaining assets as of December 31, 2014 include $5.1 million in real estate resulting from foreclosure, cash and other small balances related to the real estate. Mortgages transferred into the LLC in 2012 were valued at approximately $41.1 million, representing both book and market values.

17

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

Debt and Surplus Note Transactions

On June 26, 2013, Delaware Life Insurance and Annuity Company (Bermuda) Ltd (“DLIAC”); an affiliate formerly known as Sun Life Financial Insurance and Annuity Company (Bermuda) Ltd, issued a floating rate revolving credit note payable to the Company, pursuant to which DLIAC can borrow up to $40 million from the Company. The interest on outstanding principal is based on LIBOR plus 0.60%. The interest will accrue monthly and be payable on the last day of the fiscal quarter starting on September 30, 2013. The note will mature on June 30, 2015. There was no outstanding balance at December 31, 2014.

The Company incurred interest expenses under borrowings with former affiliates totaling $0.5 million for each of the years ended December 31, 2013 and 2012.

Surplus notes previously issued by the Company to Sun Life Financial (U.S.) Finance, Inc. (“SLF Finance”), a former affiliate, were transferred as part of the Sale Transaction.

As of December 31, 2014 and 2013, the Company had $565.0 million of surplus notes outstanding. During 2013, the Company entered into an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes (the “Noteholders”). DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2014, the Noteholders were as follows:

•	DLICM, LLC

•	DLICT, LLC

•	DLPR, LLC

•	EquiTrust Life Insurance Company

•	Guggenheim Life and Annuity Company

•	Heritage Life Insurance Company

•	Midland National Life Insurance Company

•	North American Company for Life and Health Insurance

•	Paragon Life Insurance Company of Indiana

•	Security Benefit Life Insurance Company

The details of outstanding surplus notes at December 31, 2014 were as follows (amounts in thousands):

Issue Date	Type	Rate	Maturity	Face Amount	Principal/ Carrying Value	Interest Paid Year Ended December 31, 2014
12/15/1995	Surplus	6.150%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.150%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563

				$565,000	$565,000	$43,260

18

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The details of outstanding surplus notes due to a former affiliate, SLF Finance, at December 31, 2013 were as follows (amounts in thousands):

Issue Date	Type	Rate	Maturity	Face Amount	Principal/ Carrying Value	Interest Paid Year Ended December 31, 2013
12/15/1995	Surplus	6.150%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.150%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563

				$565,000	$565,000	$43,260

The surplus notes and accrued interest thereon, shall be subordinate to payments due to policyholders, claimants and beneficiaries; as well as all other classes of creditors other than surplus note holders. After payment in full of certain obligations set forth in 18 Del. Code s. 5918, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note shall be entitled to receive payment in full of all amounts. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Delaware Commissioner of Insurance.

During 2012, the Company applied for and received approval from the Department for certain modifications to two surplus notes payable to SLF Finance. The modifications extended the maturity dates on both surplus notes from December 15, 2015 to December 15, 2032, changed the interest rates from 6.125% per annum and 7.25% per annum to 7.626% per annum, and modified the prepayment language in both surplus notes. These changes were effective October 1, 2012. The Company expensed $43.3 million, $43.3 million and $42.7 million for interest on these surplus notes for years ended December 31, 2014, 2013 and 2012, respectively. Total interest paid through December 31, 2014 was approximately $770.3 million. There have been no principal payments since original issuance of the above notes.

Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent the Company has sufficient surplus earnings to make such payment. The Company received approval for all payments and the related accrual in the amount of $4.3 million at both December 31, 2014 and 2013.

Institutional Investments Contracts

On September 12, 2006, the Company issued two floating rate funding agreements totaling $900.0 million to a former affiliate, Sun Life Financial Global Funding III, L.L.C. (“LLC III”), which matured on October 6, 2013. On April 7, 2008, the Company issued a third floating rate funding agreement totaling $5.8 million to LLC III, which matured on December 1, 2011. The Company paid $5.9 million to LLC III, including $0.01 million in interest due to the maturity of the third funding agreement. Total interest credited for these three funding agreements was $3.0 million and $7.3 million for the years ended December 31, 2013 and 2012, respectively. On September 19, 2006, the Company also issued a $100.0 million floating rate demand note payable to LLC III which matured during October 2013. For interest on this demand note, the Company expensed $0.5 million and $0.8 million for years ended December 31, 2013 and 2012, respectively.

19

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The Company entered into an interest rate swap agreement with LLC III with an aggregate notional amount of $900.0 million that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations.

As part of the Sale Transaction, the Company transferred bonds and cash with a value of $1,024 million to an escrow account, which was used to settle the Company’s obligations related to (1) the two floating rate funding agreements totaling $900 million issued to LLC III due in October, 2013, (2) the interest rate swap with LLC III that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations, and (3) the $100 million floating rate demand note issued to LLC III due in October 2013. The Former Parent agreed to pay any shortage of funds in the escrow account to settle the funding agreements, the interest rate swap, and the demand note. Any excess funds in the escrow account after settlement of the funding agreements, interest rate swap, and the demand note, were paid to the Former Parent.

The account values related to these funding agreements issued to LLC III were reported in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus as a component of liability for deposit-type contracts.

Administrative Services Agreements and Other

The Company is party to various related party agreements. Certain agreements with former affiliates were amended or terminated upon the close of the Sale Transaction.

For periods prior to August 1, 2013

From January 1, 2012 to July 31, 2013, the Company participated in a pension plan and other retirement plans sponsored by a former affiliate, Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”). Expenses under these plans were allocated to participating companies pursuant to inter-company agreements. The allocated expenses to the Company from Sun Life Services were $3.0 million and $18.0 million for the period ended July 31, 2013 and the year ended December 31, 2012, respectively.

On December 31, 2009, the Company transferred assets to Sun Life Services, which resulted in a sale-leaseback transaction. At the time of the transfer, the Company established a liability, which represented the cost of certain of the assets transferred, and had been amortizing the liability over the remaining useful life of the assets on a straight-line basis. During December, 2012, the values of the assets transferred were written down to zero, and the remaining liability was amortized into income. The write-off resulted in an increase to surplus of approximately $8.6 million, pre-tax, as the leased assets had been previously non-admitted. The Company has no remaining future minimum lease payments related to these assets.

Pursuant to an administrative services agreement between the Company and Sun Life Services. Sun Life Services agreed to provide human resource services (e.g., recruiting and maintaining appropriately trained and qualified personnel and equipment necessary for the performance of actuarial, financial, legal, administrative, and other operational support functions) to the Company, and the Company agreed to reimburse Sun Life Services for the cost of such services, plus an arms-length based profit margin to be agreed upon by the parties. Total expenses under this agreement were $38.7 million and $75.1 million for the period ended July 31, 2013 and the year ended December 31, 2012, respectively. This agreement terminated in connection with the Sale Transaction.

20

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The Company had an administrative services agreement with Sun Life Assurance Company of Canada (“SLOC”), a former affiliate, under which the Company provided various administrative services to SLOC upon request. Pursuant to this agreement, the Company recorded reimbursements of $48.7 million and $129.6 million for the period ended July 31, 2013 and the year ended December 31, 2012, respectively. This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLOC, which provided that SLOC would furnish, as requested, certain services and facilities to the Company on a cost-reimbursement basis. Expenses under this agreement amounted to approximately $12.2 million and $7.5 million for the period ended July 31, 2013, and the year ended December 31, 2012, respectively. This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with Sun Life Information Services Canada, Inc. (“SLISC”), a former affiliate, under which SLISC provided administrative and support services to the Company in connection with the Company’s insurance and annuity business. Expenses under this agreement amounted to approximately $10.6 million and $18.4 million for the period ended July 31, 2013, and the year ended December 31, 2012, respectively. This agreement terminated in connection with the Sale Transaction.

The Company had service agreements with Sun Life Information Services Ireland Limited (“SLISIL”), a former affiliate, under which SLISIL provided various insurance related and information systems services to the Company. Expenses under these agreements amounted to approximately $14.1 million and $25.3 million for the period ended July 31, 2013 and the year ended December 31, 2012, respectively. These agreements terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLC—U.S. Ops Holdings, a former affiliate, under which the Company provided administrative and investor services with respect to certain open-end management investment companies for which a former affiliate, Massachusetts Financial Services Company (“MFS”), served as the investment adviser, and which were offered to certain of the Company’s Separate Accounts established in connection with variable annuity contracts issued by the Company. Amounts received under this agreement amounted to approximately $11.4 million and $14.2 million for the period ended July 31, 2013, and the year ended December 31, 2012, respectively. This agreement terminated in connection with the Sale Transaction.

During 2012 the Company paid $10.2 million in commission fees to Sun Life Financial Distributors, Inc. (“SLFD”), a former affiliate and broker dealer.

For periods after August 1, 2013

The Company sponsors the Delaware Life Insurance Company 401(k) Savings Plan (the “401(k) Plan”), which qualifies under Section 401(k) of the Internal Revenue Code and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Income and expenses under the 401(k) Plan and the RIA are allocated to participating companies pursuant to inter-company agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA for the period ended December 31, 2014 were $3.2 million and $1.3 million, respectively, for the period August 2, 2013 to December 31, 2013, of which $0.4 million and $0.1 million, respectively, were allocated to the Company’s subsidiary, DLNY.

21

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The Company has a management services agreement with its subsidiary, DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company received reimbursements related to this agreement of $14.8 million, $12.1 million and $30.0 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company had an administrative services agreement with a former affiliate, Sun Capital Advisers LLC (“SCA”), an investment adviser, under which the Company provided administrative services with respect to certain open-end investment management companies for which SCA served as the investment adviser, and which were offered to certain of the Company’s Separate Accounts established in connection with variable contracts issued by the Company. Amounts received under this agreement amounted to approximately $0.0 million, $4.1 million, and $16.4 million for the years ended December 31, 2014, 2013 and 2012, respectively. The Company paid $1.6 million, $8.5 million and $15.7 million in investment management fees to SCA under a separate investment services agreement for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company previously leased office space to its former affiliate, SLOC, under a lease agreement with a term originally expiring on December 31, 2014. This lease was revised on January 1, 2013 in conjunction with the sale of the property to a former affiliate, the U.S. Branch. Rent received by the Company under the lease amounted to approximately $12.6 million for the year 2012. Rental income is reported as a component of net mortgage loan. (Refer to Note 17 for amount of lease commitments).

In connection with the Company’s change in control on August 2, 2013, the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements that the Company filed pursuant to the terms of this undertaking:

An investment management agreement between the Company and Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses under this agreement amounted to approximately $10.9 million and $6.7 million for the years ended December 31, 2014 and 2013, respectively.

An investment services agreement between the Company and GPIM, whereby GPIM provides services to the Company with respect to certain general account assets that GPIM does not manage for the Company under other agreements.

A services agreement between the Company and Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. There were $34 thousand and no expenses related to this agreement for the years ended December 31, 2014 and 2013, respectively.

A services agreement between the Company and Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services and other advisory services to the Company. Expenses under this agreement amounted to approximately $47.3 million and $25.5 million for the years ended December 31, 2014 and 2013, respectively.

22

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

A Master Agency Agreement between the Company and Dunbarre Insurance Agency, LLC (“Dunbarre”), together with a related Commission Payment Facility Agreement and an Assignment and Assumption Agreement under which the Company authorizes Dunbarre to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers.

A services agreement between the Company and se2, llc (“se2”), under which se2 provides annuity and life insurance policy servicing and third-party administrator services to the Company. Expenses under this agreement amounted to approximately $3.6 million and $0.1 million for the years ended December 31, 2014 and 2013, respectively. In addition, the Company incurred $18.9 million and $2.0 million of conversion costs related to this agreement for the years ended December 31, 2014 and 2013, respectively.

The Company has an administrative services agreement dated January 1, 2002 with DLIAC, pursuant to which the Company performs various administrative services on behalf of DLIAC.

The Company has an administrative services agreement dated December 1, 2008 with its subsidiary, Clarendon, pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products.

The Company has an administrative and tax services agreement dated January 1, 2010 with Barbco pursuant to which the Company provides administrative and tax services to Barbco on a cost- reimbursement basis.

The Company has an assignment and assumption agreement with the Parent, pursuant to which the Parent assigned to the Company all of the Parent’s right, title and interest in and to, and the Company assumed the obligations of the Parent under, a purchaser transition services agreement dated as August 2, 2013 between the Parent and SLC—U.S. Ops Holdings.

The Company has an administrative services agreement with its subsidiary, DL Ireland, pursuant to which DL Ireland provides administrative and support services to the Company and its U.S. affiliates. Expenses under this agreement amounted to $3.8 million and $10.3 million for the five month period August 2, 2013 through December 31, 2013 and year ended December 31, 2014, respectively.

The Company has an administrative services agreement with its subsidiary, DL Canada, pursuant to which DL Canada provides administrative and support services to the Company and its U.S. affiliates. Expenses under this agreement amounted to $2.9 million and $8.2 million for the five month period August 2, 2013 through December 31, 2013 and year ended December 31, 2014, respectively.

The Company has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, a subsidiary, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance products issued by the Company.

The Company had $2.0 million and $0.6 million due from related parties at December 31, 2014 and 2013, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis.

23

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

During 2014, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC and Wright STF III, LLC, totaling $344 million. The Company also sold a portion of these investments back to these affiliates, totaling $209 million, resulting in a pre-tax gain of $0.1 million. The Company recorded $3.9 million of investment income in 2014 and the average yield of the short-term investments was 7.02%. As at December 31, 2014, the Company held $135 million of affiliated short-term investments.

Corporate owned life insurance (“COLI”) with a net realizable value of $89.9 million as of December 31, 2014 was purchased by the Company through a single member LLC on the lives of key executives from Equitrust Life Insurance Company (“ELIC”), a related party.

The Company issued private placement variable universal life policies to ELIC through a single member LLC with a total value of $177.1 million and outstanding policy loans of $115.3 million.

At December 31, 2014 and 2013, the Company had investments in parties related to or managed by Guggenheim Capital, LLC or Sammons Enterprises, Inc. as follows:

	December 31
(In Thousands)	2014	2013
Debt securities	$945,239	$1,000,862
Common Stocks	29,270	—
Short -term Investments	69,203	220,467
Other invested assets	101,460	102,750

Total	$1,145,172	$1,324,079

Other Sale Transaction Related Transactions

During 2013, the Company executed the following transactions in conjunction with the Sale Transaction.

The Company sold its home office real estate property and three other properties (collectively, the “Property”) to the U.S. Branch, for a total sale price of $88.0 million. The Property was recorded as Properties held for sale as of December 31, 2012. The sale price was equal to the fair market value of the Property, including personal property, fixtures, and equipment installed in or attached to the Property. The sale of the Property resulted in a gain of $32.3 million.

Two of the Company’s real estate subsidiaries, 7101 France Avenue, LLC and 7101 France Avenue Manager, LLC, were dissolved. The conduit loan secured by the real estate owned by 7101 France Avenue, LLC was paid and the assets relating to the property were conveyed to the Company. These assets were subsequently sold to the U.S. Branch, at fair market value totaling $16.5 million and resulted in a pre-tax gain of $4.9 million. In addition, one of the Company’s real estate subsidiaries, Sun MetroNorth, LLC, was sold to the U.S. Branch at fair market value totaling $4.9 million, resulting in a loss of $1.5 million.

24

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

Four additional real estate properties were also sold to the U.S. Branch, a former affiliate, totaling $44.5 million, resulting in a gain of $6.8 million, including one property from the Company’s Separate Accounts for fair value of $0.6 million and a loss of $0.3 million.

The Company sold several mortgage loans to a former affiliate, SLOC, including the U.S. Branch, totaling $28.0 million, resulting in a gain of $0.7 million. This amount included $7.0 million in mortgage loans from the Company’s Separate Accounts. The Company also purchased mortgage loans from the U.S. Branch and other former and existing affiliates totaling $34.6 million.

On July 30, 2013, the Company sold a portfolio of externally-managed RMBS and CMBS to a former affiliate, SLOC, at fair market value, totaling $821 million (including $283 million purchased by the U.S. Branch). Realized gains of approximately $108 million were recognized upon the sale of the securities.

The Company, as successor to Keyport Life Insurance Company (“Keyport”), which merged with and into the Company on December 31, 2003, unconditionally guaranteed the full and punctual payment when due of any obligations of its previously wholly-owned subsidiary, ILAC, arising out of or in connection with any insurance or annuity contract (“Contract”) issued by ILAC on or after June 25, 1998. No Contracts were issued by ILAC after June 25, 1998. In conjunction with the Sale Transaction and the Company’s distribution of ILAC to the Former Parent, this guaranty was terminated in 2013.

The Company, as successor to Keyport, unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any Contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of these contracts at December 31, 2014 was approximately $298.0 million. At December 31, 2014 and 2013, there was no liability accrued under this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the SEC. Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts.

25

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the MVA Contracts. The total account value of these policies was approximately $9.8 million and $10.9 million at December 31, 2014 and 2013 respectively. There is no liability accrued under this guaranty.

The Company guaranteed the full and timely payment of the obligations of SLFD, as tenant under a commercial office lease dated April 13, 2007. Prior to December 31, 2011, SLFD provided written notice to the landlord of its intention to terminate the lease effective January 14, 2013 and paid $3.5 million in surrender considerations. The maximum potential amount of future payments (undiscounted) that the Company’s guarantor could have been required to make under the guaranty was $0. This guaranty terminated with the termination of the office lease.

The Company recorded tax benefits (expenses) from stock options of approximately $0.5 million, and $(0.2) million for the years ended December 2013 and 2012, respectively. Employees of the Company’s former affiliates were participants in a restricted share unit (“RSU”) plan with the Company’s former indirect parent, SLF.

The Company had an RSU plan, pursuant to which participants were granted units that were equivalent to one common share of SLF stock and had a fair value of a common share of SLF stock on the date of grant. RSUs earned dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock. The redemption value, upon vesting, was the fair value of an equal number of common shares of SLF stock. The Company incurred expenses of $1.6 million, $7.0 million and $7.8 million relating to RSUs for the years ended December 31, 2014, 2013 and 2012, respectively.

26

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCKS

The statement value and fair value of the Company’s debt securities and preferred stocks were as follows:

		December 31, 2014
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Debt Securities:
U.S. Governments	$267,085	$3,191	$(564)	$269,712
All Other Governments	7,915	335	—	8,250
U.S. States, Territories and Possessions (Direct and Guaranteed)	936	115	—	1,051
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	238,855	8,839	(1,034)	246,660
Industrial and Miscellaneous (Unaffiliated)	4,723,043	147,402	(28,089)	4,842,356
Hybrid Securities	93,726	7,151	(2,504)	98,373

Total debt securities	$5,331,560	$167,033	$(32,191)	$5,466,402

Preferred Stocks	$33,120	$273	$(743)	$32,650

		December 31, 2013
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Debt Securities:
U.S. Governments	$623,251	$1,302	$(6,975)	$617,578
All Other Governments	27,412	1,047	—	28,459
U.S. States, Territories and Possessions (Direct and Guaranteed)	6,236	86	—	6,322
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	96,525	2,893	(4,026)	95,392
Industrial and Miscellaneous (Unaffiliated)	3,813,093	131,022	(55,717)	3,888,398
Hybrid Securities	193,335	9,162	(4,853)	197,644

Total debt securities	$4,759,852	$145,512	$(71,571)	$4,833,793

Preferred Stocks	$23,150	$104	$(1,558)	$21,696

The statement value and estimated fair value by maturity periods for debt securities, other than ABS and MBS are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

27

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

	December 31, 2014
(In Thousands)	Statement Value	Estimated Fair Value
Due in one year or less	$261,122	$262,735
Due after one year through five years	713,648	733,273
Due after five years through ten years	1,429,285	1,468,583
Due after ten years	1,652,142	1,715,229

Total before asset and mortgage-backed securities	4,056,197	4,179,820
Asset and mortgage-backed securities	1,275,363	1,286,582

Total	$5,331,560	$5,466,402

Proceeds from sales and maturities of investments in debt securities during 2014, 2013 and 2012, were $2.7 billion, $4.1 billion, and $2.2 billion, including non-cash transactions of $192.2 million, $82.0 million and $19.0 million, respectively; gross gains were $69.1 million, $264.3 million and $56.8 million, respectively; and gross losses were $8.6 million, $23.4 million and $31.0 million, respectively.

Debt securities included above with a statement value of approximately $4.1 million and $4.2 million for the years ended December 31, 2014 and 2013, respectively were on deposit with governmental authorities as required by law.

Investment grade debt securities were 91.0% and 96.3% of the Company’s total debt securities as of December 31, 2014 and 2013, respectively.

The fair values of publicly-traded debt securities are determined using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

28

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

Other-than-temporary-impairment

The Company recognizes and measures OTTI for Loan-Backed and Structured Securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan specific information, such as delinquency rates and loan-to-value ratios.

OTTI was recognized during 2014 on LBSS that the Company had intent to sell in conjunction with the Sale Transaction, as defined in Note 1. There were no credit impairments recorded in 2014 and 2013 on LBSS held as of December 31, 2014 and 2013 pursuant to SSAP No. 43R.

If the fair value of a debt security, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statement of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the debt security, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the debt security, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a Credit Committee comprised of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the Credit Committee considers the factors described below. The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position

29

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the Credit Committee exercises considerable judgment. Based on the Committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”—A security is undergoing a heightened level of monitoring either individually or because its industry, sector, geographic location or political operating environment has been under stress.

“Watch List”—There is a preponderance of likelihood that either interest or principal will not be received according to the Committee’s expectations and may result in impairment or write-offs.

“Impaired List”—Management has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statement of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.
Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. There were no write-downs of debt securities incurred in 2014. For the years ended, December 31, 2013 and 2012, the Company incurred write-downs of debt securities totaling $38.6 million and $367.6 million, respectively, including those subject to SSAP No. 43R and those which the Company had the intent to sell in connection with the Sale Transaction defined in Note 1. Of these amounts, no OTTI was related to sub-prime loan’s as of December 31, 2013, as compared to $68.4 million as of December 31, 2012.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

30

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that the securities have been in an unrealized loss position at December 31, 2014 were as follows (in thousands except # of securities):

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	—	$—	$—	1	$49,602	$(564)	1	$49,602	$(564)
U.S. States, Territories and Possessions (Direct and Guaranteed)	—	—	—	—	—	—	—	—	—
U.S. Special Revenue and Special Assessment Obligations and all Non- Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	10	3,351	(10)	14	23,309	(1,024)	24	26,660	(1,034)
Industrial and Miscellaneous (Unaffiliated)	251	1,979,021	(18,792)	40	234,617	(9,297)	291	2,213,638	(28,089)
Hybrid Securities	2	18,705	(477)	3	18,434	(2,027)	5	37,139	(2,504)

Total debt securities	263	$2,001,077	$(19,279)	58	$325,962	$(12,912)	321	$2,327,039	$(32,191)

Preferred Stocks	2	$8,779	$(71)	1	$15,448	$(672)	3	$24,227	$(743)

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that the securities have been in an unrealized loss position at December 31, 2013 were as follows (in thousands except # of securities):

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	6	$147,222	$(6,975)	—	$—	$—	6	$147,222	$(6,975)
U.S. States, Territories and Possessions (Direct and Guaranteed)	1	139	—	—	—	—	1	139	—
U.S. Special Revenue and Special Assessment Obligations and all Non- Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	35	59,777	(4,025)	1	81	(1)	36	59,858	(4,026)
Industrial and Miscellaneous (Unaffiliated)	174	1,226,159	(55,717)	4	8	—	178	1,226,167	(55,717)
Hybrid Securities	6	44,479	(3,589)	1	5,670	(1,264)	7	50,149	(4,853)

Total debt securities	222	$1,477,776	$(70,306)	6	$5,759	$(1,265)	228	$1,483,535	$(71,571)

Preferred Stocks	2	$20,441	$(1,558)	—	$—	$—	2	$20,441	$(1,558)

31

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $3.2 million as of December 31, 2014. This represented approximately three-tenths of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was minimal, as shown below (in thousands):

		Book/Adjusted
		Carrying Value
		(excluding
Type	Actual Cost	interest)	Fair Value
Residential mortgage backed securities	$3,113	$3,154	$3,234
Collateralized debt obligations	—	—	—

	$3,113	$3,154	$3,234

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.5 million as of December 31, 2013. This represented approximately two-tenths of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was minimal, as shown below (in thousands):

		Book/Adjusted
		Carrying Value
		(excluding
Type	Actual Cost	interest)	Fair Value
Residential mortgage backed securities	$1,135	$1,135	$1,132
Collateralized debt obligations	404	404	400

	$1,539	$1,539	$1,532

32

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

4.	MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States. Investments are diversified by property type and geographic area. The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management’s judgment, the mortgage loans’ values are impaired, appropriate losses are recorded.

The following table shows the geographical distribution of the statement value of the Company’s mortgage loan portfolio for the years ended December 31, 2014 and 2013:

	2014	2013
Alabama	$8,022	$9,228
Alaska	4,925	5,111
Arizona	11,782	14,286
California	66,065	52,347
Colorado	48,381	22,198
District of Columbia	11,658	12,043
Florida	74,456	84,375
Georgia	18,366	20,220
Idaho	1,693	1,748
Illinois	32,610	35,545
Indiana	1,563	1,622
Kansas	1,541	1,627
Kentucky	7,531	18,122
Louisiana	9,202	9,734
Maryland	9,488	13,562
Massachusetts	4,743	5,011
Michigan	8,101	8,363
Minnesota	22,590	17,138
Missouri	20,222	34,663
Mississippi	3,003	3,100
Montana	1,400	1,495
Nebraska	979	2,241
New Jersey	6,913	7,232
New Mexico	5,072	5,274
New York	86,679	97,390
North Carolina	19,042	21,028
North Dakota	—	249
Ohio	28,584	40,080
Oklahoma	—	483
Oregon	12,709	14,265
Pennsylvania	20,914	34,515
Rhode Island	405	552
South Carolina	22,393	23,771
Tennessee	9,186	10,651
Texas	72,912	84,865
Utah	12,236	23,984
Virginia	2,998	3,371
Washington	6,821	11,925
West Virginia	3,447	3,663
Wisconsin	4,448	2,784
General allowance for loan loss	(11,960)	(11,552)

Total Mortgage Loans on Real Estate	$671,120	$748,309

33

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

4.	MORTGAGE LOANS (CONTINUED)

The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2014 and 2013.

The Company originated six mortgage loans with a total cost of $61.6 million during the year ended December 31, 2014 with rates ranging from 4.95% to 5.65% and the Company originated one mortgage loan with a total cost $15.9 million during the year ended December 31, 2013 with a rate of 4.54% During the years ended December 31, 2014 and 2013, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time the original loan is made.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The specific allowance for loan loss was $3.5 million and $4.2 million at December 31, 2014 and 2013, respectively. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $12.0 million and $11.5 million at December 31, 2014 and 2013, respectively. While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2014, the Company individually and collectively evaluated loans with a gross carrying value of $686.5 million and $674.3 million, respectively. At December 31, 2013, the Company individually and collectively evaluated loans with a gross carrying value of $764.0 million and $747.8 million, respectively.

As of December 31, 2014, the Company held 14 restructured loans with a gross book value of $35.0 million and as of December 31, 2013 the Company held 14 restructured loans with a gross book value of $34.9 million. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2014 and 2013.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

34

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

4.	MORTGAGE LOANS (CONTINUED)

Other information is as follows:

Age Analysis of Mortgage Loans:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2014
Recorded Investment (All)
Current	$—	$—	$—	$—	$682,418	$—	$682,418
30 - 59 Days Past Due	—	—	—	—	4,117	—	4,117
60 - 89 Days Past Due	—	—	—	—	—	—	—
90 - 179 Days Past Due	—	—	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0%	0%	0%	0%	0%	0%	0%
December 31, 2013
Recorded Investment
Current	$—	$—	$—	$—	$755,805	$—	$755,805
30 - 59 Days Past Due	—	—	—	—	8,231	—	8,231
60 - 89 Days Past Due	—	—	—	—	—	—	—
90 - 179 Days Past Due	—	—	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0%	0%	0%	0%	0%	0%	0%

35

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

4.	MORTGAGE LOANS (CONTINUED)

Investment in Impaired Loans With or Without Allowance for Credit Losses:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2014
With Allowance for Credit Losses	$—	$—	$—	$—	$15,671	$—	$15,671
No Allowance for Credit Losses	—	—	—	—	35,002	—	35,002
December 31, 2013
With Allowance for Credit Losses	$—	$—	$—	$—	$20,454	$—	$20,454
No Allowance for Credit Losses	—	—	—	—	34,918	—	34,918

Investment in Impaired Loans - Average Recorded Investment, Interest Income Recognized, Recorded Investment on Nonaccrual Status and Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2014
Average Recorded Investment	$—	$—	$—	$—	$2,303	$—	$2,303
Interest Income Recognized	—	—	—	—	2,468	—	2,468
Recorded Investments on
Nonaccrual Status	—	—	—	—	15,671	—	15,671
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—
December 31, 2013
Average Recorded Investment	$—	$—	$—	$—	$2,517	$—	$2,517
Interest Income Recognized	—	—	—	—	204	—	204
Recorded Investments on
Nonaccrual Status	—	—	—	—	20,454	—	20,454
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—

Allowance for Credit Losses:

(In Thousands)		2014	2013	2012
Balance at beginning of period		$15,727	$15,701	$34,498
Additions charged to operations		1,108	1,851	5,872
Direct write-downs charged against the allowances		—	(96)	(15,715)
Recoveries of amounts previously charged off		(1,420)	(1,729)	(8,954)

Balance at end of period		$15,415	$15,727	$15,701

36

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

4.	MORTGAGE LOANS (CONTINUED)

The credit quality indicator for the Company’s mortgage loans is an internal risk-rated measure based on the borrowers’ ability to pay and the value of the underlying collateral. The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected. The following table shows the recorded investment of the Company’s mortgage loans, net of allowances for credit losses, disaggregated by credit quality indicator as of December 31, 2014 and 2013:

(In Thousands)
Internal Risk Rating	2014	2013
AAA	$—	$—
AA	26,385	26,964
A	43,541	25,763
BBB	99,276	131,846
BB and Lower	466,660	524,091
Impaired	50,673	55,372

Total	$686,535	$764,036

Total allowance for loan loss	(15,415)	(15,727)

Total mortgage loans on real estate	$671,120	$748,309

The following table provides an aging of past due commercial mortgage loans as of December 31, 2014 and 2013, based on the recorded investment net of allowances for credit losses.

(In Thousands)	2014	2013
Current	$682,418	$755,805
30-59 Days Past Due	4,117	8,231
60-89 Days Past Due	—	—
Greater Than 90 Days - Accruing	—	—
Greater Than 90 Days - Not Accruing	—	—

Total Past Due	$4,117	$8,231

Total allowance for loan loss	(15,415)	(15,727)

Total mortgage loans on real estate	$671,120	$748,309

37

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

5.	REAL ESTATE

The Company held one real estate property for sale at the end of December 31, 2014 with a carrying value of $6.2 million. The property is expected to be sold within the next statement period. The Company sold nine properties throughout the year ended December 31, 2014 that resulted in net realized gains of $32.0 million. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses.

The Company held four real estate properties for sale at period end December 31, 2013 with a carrying value of $39.3 million. One of the properties was originally acquired by foreclosure from the Company’s mortgage portfolio and the remaining three were acquired through purchase. The properties were sold within the next statement period.

The Company sold five properties during 2013 that resulted in net realized gains of $44.3 million. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses. All five properties were disposed of to a former related party in conjunction with the Sale Transaction defined in Note 1.

The Company sold five properties during 2012 including four properties previously impaired that resulted in total net realized gains of $3.4 million. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses.

The Company recognized impairment losses of $11.3 million related to five properties that were deemed “held for sale” and subsequently sold during 2014. The impairment loss is the difference between estimated fair value less costs to sell.

38

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on debt securities, preferred stock, mortgages and interest rate swaps which relate to changes in levels of interest rates are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold. Realized gains and losses from the remaining investments are reported, net of tax, in the Statement of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses from investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

	Years Ended December 31,
(In Thousands)	2014	2013	2012
Realized gains (losses):
Debt securities	$60,537	$202,265	$(341,475)
Preferred stocks	79	—	71
Common stocks	—	761	917
Common stocks of affiliates	—	50,283	—
Mortgage loans	—	246	(25,080)
Real estate	21,273	44,289	1,924
Cash, cash equivalents and short-terms	212	108	(1)
Other invested assets	(2)	(1,965)	476
Other hedging investments	(62,216)	—	—
Derivative instruments	51,430	(185,784)	(38,009)

Subtotal	71,313	110,203	(401,177)
Capital gains tax expense (benefit)	(3,669)	28,847	(2,216)

Net realized gains (losses)	74,982	81,356	(398,961)
(Gains) losses transferred to IMR (net of taxes)	(55,354)	31,017	(44,975)

Total	$19,628	$112,373	$(443,936)

	Years Ended December 31,
(In Thousands)	2014	2013	2012
Changes in net unrealized capital (losses)gains, net of deferred income tax:
Debt securities	$2,659	$(2,692)	$162,954
Common stocks	—	—	(25)
Common stocks of affiliates/unaffiliated	18,189	7,614	46,080
Mortgage loans	203	(17)	12,218
Derivative instruments	392,514	(237,782)	(61,068)
Other hedging investments	9,597	—	—
Other invested assets	1,548	(47)	(1,596)

Total	$424,710	$(232,924)	$158,563

Deferred tax netted in unrealized capital gains (losses) above, except for common stock of affiliates and other affiliated invested assets, was ($26.6) million, ($129.5) million and $60.6 million at December 31, 2014, 2013 and 2012, respectively.

39

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2014	2013	2012
Debt securities (unaffiliated)	$197,595	$260,539	$357,153
Preferred stocks	1,813	1,342	1,336
Common stocks	—	13	—
Mortgage loans	50,062	48,116	56,621
Real estate	8,822	19,232	28,693
Contract loans	22,837	23,299	24,446
Cash, cash equivalents and short-terms	62,575	14,023	510
Derivative instruments	(225,328)	(616,216)	(394,532)
Other invested assets	22,160	9,854	5,660
Other investment income	—	3,141	554

Gross investment (loss) income	140,536	(236,657)	80,441

Interest expense on surplus notes	44,009	43,260	42,752
Investment expenses and other interest expense on borrowed money	45,913	38,744	37,076

Net investment income (loss)	$50,614	$(318,661)	$613

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The total amount of investment income due and accrued excluded from surplus for the years ended December 31, 2014 and 2013 was $10.3 thousand and $4.0 thousand, respectively.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes only. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity exposure embedded in fixed and variable annuity products. Futures are used to hedge equity exposure included in the equity indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange rates.

Interest rate swaps and combination swaps entered into prior to January 1, 2003, the effective date of SSAP No. 86, “Accounting for Derivative Instruments and Hedging Income Generation, and Replication(Synthetic Asset) Transactions” (“SSAP No. 86”), are carried at zero value or cumulative foreign currency gains, respectively. Swaps entered into on January 1, 2003 and after as well as options, swaptions, and currency swaps, are reported at fair value with the unrealized gain or loss reported as an adjustment to surplus. All futures are marked to market and settled on a daily basis with the gain or loss reported as a component of net investment income (loss).

40

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

8.	DERIVATIVES (CONTINUED)

The Company accounts for its interest rate swaps used as cash flow hedges in accordance with the guidance in SSAP No. 86. In accordance with SSAP No. 86, derivatives that qualify for hedge accounting are recognized in a manner consistent with the hedged item. The interest rate swaps employed by the Company were designated as cash flow hedges of specific funding agreements; accordingly, if proven highly effective, the swap will be reported at amortized cost, consistent with the hedged funding agreement. At initial designation, the fair values of the swaps were recorded into surplus with subsequent amortization into income through the maturity date of the funding agreements. In the event that a swap is not proven highly effective, it will be recorded at fair value with unrealized gains/losses recorded to surplus. At December 31, 2012, all hedges were highly effective.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2014 and 2013, the Company pledged $151.3 million and $371.3 million, respectively, in U.S. Treasury securities and Corporate Bonds as collateral to counterparties. At December 31, 2014 and 2013, counterparties pledged to the Company $123.6 million and $86.8 million, respectively, in collateral comprised of cash and U.S. Treasury securities.

41

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

8.	DERIVATIVES (CONTINUED)

Derivatives are carried in accordance with SSAP No. 86. The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows:

	Outstanding at December 31, 2014 (per SSAP No. 86)

	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest rate swaps	$2,669,000	$32,515	$—	$32,515
Currency swaps	94,502	(843)	—	(843)
FX Forwards	563	3	—	3
Payor swaptions	3,040,000	5,578	11,911	(6,333)
Receiver swaptions	75,000	1,254	2,126	(872)
Equity index options	7,771,702	115,216	31,266	83,950

Total	$13,650,767	$153,723	$45,303	$108,420

	Outstanding at December 31, 2013 (per SSAP No. 86)

	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest rate swaps	$3,658,000	$(270,235)	$—	$(270,235)
Currency swaps	67,500	(8,553)	—	(8,553)
Payor swaptions	3,040,000	14,432	11,911	2,521
Receiver swaptions	75,000	412	2,126	(1,714)
Equity index options	2,361,498	122,790	94,785	28,005

Total	$9,201,998	$(141,154)	$108,822	$(249,976)

At December 31, 2014 and 2013, open futures contracts had a notional value of $3,111.0 million and $3,803.8 million and a fair value of $(18.7) million and $(6.2) million, respectively. These amounts do not include the component of variation margin that has already been cash settled.

42

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

The Company manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product. The Company discontinued sales of SPWLs in response to certain tax law changes in the 1980s. The Company had SPWL policyholder balances of $1.3 billion and $1.3 billion as of December 31, 2014 and 2013, respectively. On December 31, 2003, this entire block of business was reinsured on a funds withheld basis to SLOC. As discussed in Note 2, in connection with the Sale Transaction, the Company recaptured 100% of the risks reinsured pursuant to this agreement. The recapture occurred during the first quarter of 2013.

The Company has a reinsurance agreement with Barbco, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance and coinsurance with funds-withheld basis. This agreement also provided for the ceding of new business written after the effective date.

Effective January 1, 2010, the Company and Barbco amended the agreement to include coverage of certain corporate and bank-owned variable universal life and private placement variable universal life insurance policies sold between December 31, 2009 and March 31, 2010, inclusive. Reinsurance coverage continued for all policies sold prior to April 1, 2010. However, policies sold on or after April 1, 2010 have not been reinsured. This amendment also enabled the Company to discontinue reinsuring a portion of the covered business that was previously reinsured on a modified coinsurance basis, effective April 1, 2010. The discontinuance of the business reinsured on a modified coinsurance basis did not have a material impact on the Company’s financial statements.

On July 31, 2013, the Company consented to a Novation Agreement between the U.S. Branch, a former affiliate, and Barbco. Pursuant to the Novation Agreement, Barbco was substituted as reinsurer under a June 12, 2000 reinsurance agreement between the Company and the U.S. Branch, whereby the Company ceded to the U.S. Branch, on a yearly renewable term basis, certain risks under group flexible premium variable universal life policies. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain individual variable universal life, individual universal life, individual private placement variable universal life, and corporate and bank-owned life insurance policies. These amounts are reinsured on either a monthly renewable, yearly renewable term, or modified coinsurance basis.

43

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

9.	REINSURANCE (CONTINUED)

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain variable annuity contracts. These amounts are reinsured on a monthly renewable term basis.

The effects of reinsurance were as follows:

	Years Ended December 31,
(In Thousands)	2014	2013	2012
Premiums and annuity considerations:
Direct	$1,848,605	$238,879	$453,109
Recaptured amount from former affiliate—SPWL	—	1,331,908	—
Ceded—Affiliated (former affiliate effective August, 2013)	—	(18,449)	—
Ceded—Affiliated	(51,827)	20,104	(24,101)
Ceded—Non-affiliated	(13,722)	(13,067)	(13,093)

Net premiums and annuity considerations	$1,783,056	$1,559,375	$415,915

Insurance and other individual policy benefits and claims:
Direct	$915,197	$938,717	$968,595
Assumed—Non-affiliated	6,978	9,254	5,503
Recaptured amount from former affiliate—SPWL	—	(27,904)	—
Ceded—Affiliated (former affiliate effective August, 2013)	—	(19,825)	—
Ceded—Affiliated	(41,766)	(22,462)	(145,408)
Ceded—Non-affiliated	(8,673)	(29,977)	(24,739)

Net policy benefits and claims	$871,736	$847,803	$803,951

10.	RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2014 and 2013, the Company had $15.0 million and $16.0 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $2.6 million as of December 31, 2014 and 2013, respectively.

44

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

10.	RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS (CONTINUED)

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the instructions. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2014 and 2013 were the changes in additional reserves held due to asset adequacy analysis testing. Direct asset adequacy reserves were $236.4 million at December 31, 2014 and 2013, respectively.

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES

The withdrawal characteristics of General Account and Separate Account annuity reserves and deposits are as follows:

December 31, 2014

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2014	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$1,387,312	$902,532	$—	$2,289,844	9.89%
At book value less current surrender charge of 5% or more	1,372,834	—	—	1,372,834	5.93%
At fair value	—	—	16,792,405	16,792,405	72.56%

Total with adjustment or at fair value	$2,760,146	$902,532	$16,792,405	$20,455,083	88.38%
At book value without adjustment (minimal or no charge or adjustment)	$1,881,167	$—	$—	$1,881,167	8.13%
Not subject to discretionary withdrawal	784,941	—	22,481	807,422	3.49%

Total (Gross: Direct and Assumed)	5,426,254	902,532	16,814,886	23,143,672	100.00%
Reinsurance ceded	28,288	—	—	28,288

Total (net)	$5,397,966	$902,532	$16,814,886	$23,115,384

45

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES (CONTINUED)

December 31, 2013

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2013	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$1,223,241	$—	$1,223,241	5.01%
At book value less current surrender charge of 5% or more	1,746,504	—	—	1,746,504	7.16%
At fair value	—	—	18,451,703	18,451,703	75.61%

Total with adjustment or at fair value	$1,746,504	$1,223,241	$18,451,703	$21,421,448	87.78%
At book value without adjustment
(minimal or no charge or adjustment)	$2,127,038	$—	$—	$2,127,038	8.72%
Not subject to discretionary withdrawal	827,001	—	27,588	854,589	3.50%

Total (Gross: Direct +Assumed)	4,700,543	1,223,241	18,479,291	24,403,075	100.00%
Reinsurance ceded	30,022	—	—	30,022

Total (net)	$4,670,521	$1,223,241	$18,479,291	$24,373,053

12.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in unitized variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these unitized accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation or withdrawal benefits. The minimum guaranteed benefit reserves associated with the unitized Separate Accounts are reported in Aggregate reserve for the life contracts in the Company’s Statement of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-unitized Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity separate account are carried on a General Account basis. The assets of the non-unitized Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values on variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Statement of Operations for the General Account.

46

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

12.	SEPARATE ACCOUNTS (CONTINUED)

For the current reporting year, the Company reported assets and liabilities from the following:

•	Variable Life

•	Variable Annuity

•	Market Value Adjusted Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account whereas the non-unitized Separate Account assets are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. In accordance with the domiciliary state procedures for approving items within the Separate Account, the Separate Account classification of legally insulated, vs. not legally insulated, is supported by section 2932 of the Delaware Insurance Code.

As of December 31, 2014 and 2013, the Company maintained Separate Account statement included legally insulated assets of $28,051.0 million and $28,916.1 million, respectively.

The assets legally insulated and non-legally insulated from the general account as of December 31, 2014 were attributed to the following products/transactions:

Product / Transactions	Legally Insulated Assets	Non - Legally Insulated Assets
(In millions)
Variable Life	$10,904.3	$—
Variable Annuity	17,146.7	—
Market Value Adjusted Annuity	—	1,299.6

Total	$28,051.0	$1,299.6

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statement of Operations for the General Account as a component of Net transfers from (to) Separate Accounts. The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards, and MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $24,229.3 million and $25,902.5 million of non-guaranteed Separate Account reserves and $902.5 million and $1,223.2 million of guaranteed Separate Account reserves as of December 31, 2014 and 2013, respectively.

47

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

12.	SEPARATE ACCOUNTS (CONTINUED)

As of December 31, 2014 and 2013, the General Account of the Company had a maximum guarantee for Separate Account liabilities of $18,173.1 million and $20,132.6 million, respectively.

To compensate the General Account for the risk taken, the Separate Account paid risk charges of $194.2 million, $238.7 million and $191.1 million during the years ended December 31, 2014, 2013 and 2012, respectively.

For the years ended December 31, 2014, 2013 and 2012, the Company’s General Account paid $81.6 million, $115.6 million and $110.1 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within the Separate Account.

An analysis of the Separate Account reserves as of December 31, 2014 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended 12/31/2014	$21,539	$367,484	$389,023
Reserves at 12/31/2014
For accounts with assets at:
Fair value	287,192	24,229,310	24,516,502
Amortized cost	615,340	—	615,340

Total reserves	$902,532	$24,229,310	$25,131,842

By withdrawal characteristics:
With fair value adjustment	$902,532	$—	$902,532
At fair value	—	24,206,829	24,206,829

Subtotal	902,532	24,206,829	25,109,361
Not subject to discretionary withdrawal	—	22,481	22,481

Total	$902,532	$24,229,310	$25,131,842

48

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

12.	SEPARATE ACCOUNTS (CONTINUED)

An analysis of the Separate Account reserves as of December 31, 2013 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended 12/31/2013	$12,624	$275,246	$287,870
Reserves at 12/31/2013
For accounts with assets at:
Fair value	296,456	25,902,465	26,198,921
Amortized cost	926,785	—	926,785

Total reserves	$1,223,241	$25,902,465	$27,125,706

By withdrawal characteristics:
With fair value adjustment	$1,223,241	$—	$1,223,241
At fair value	—	25,874,877	25,874,877

Subtotal	1,223,241	25,874,877	27,098,118
Not subject to discretionary withdrawal	—	27,588	27,588

Total	$1,223,241	$25,902,465	$27,125,706

Below is the reconciliation of Net Transfers from (to) Separate Accounts in the Statement of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2014	2013	2012
Transfers to Separate Accounts	$389,023	$287,870	$470,719
Transfers from Separate Accounts	(3,138,163)	(2,945,712)	(2,685,911)

Net Transfers (from) to Separate Accounts in the Statement of Operations	$(2,749,140)	$(2,657,842)	$(2,215,192)

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

49

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Financial assets and liabilities recorded at fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange traded derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments and certain derivatives.

Level 3

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

There were no significant changes made in valuation techniques during 2014 or 2013.

50

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The	Company’s assets and liabilities by classification measured at fair value as of December 31, 2014 were as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common stock—Unaffiliated (a)	$—	$—	$—	$—
Industrial and miscellaneous	—	—	47,719	47,719
Debt securities—Unaffiliated (b)
Asset-backed securities	—	—	1,471	1,471
Residential mortgage-backed securities	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—
Industrial and miscellaneous	—	—	—	—
Derivative assets (d)
Interest rate contracts	—	83,826	—	83,826
Equity contracts	35,320	134,875	—	170,195
Foreign exchange contracts	1,311	193	—	1,504
Separate Accounts assets (c)	20,551,924	5,787,446	605,706	26,945,076

Total assets at fair value	$20,588,555	$6,006,340	$654,896	$27,249,791

Liabilities at fair value:
Separate Accounts (c)	$—	$(38,603)	$—	$(38,603)
Derivative liabilities (d)
Interest rate contracts	—	(44,478)	—	(44,478)
Equity contracts	(37,382)	—	—	(37,382)
Foreign exchange contracts	(231)	(1,033)	—	(1,264)

Total liabilities at fair value	$(37,613)	$(84,114)	$—	$(121,727)

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2013 were as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Debt securities—Unaffiliated (b)	$—	$—	$—	$—
Asset-backed securities	—	—	1,637	1,637
Residential mortgage-backed securities	—	527	—	527
Commercial mortgage-backed securities	—	—	9,751	9,751
Industrial and miscellaneous	—	—	—	—
Derivative assets (d)
Interest rate contracts	904	50,473	—	51,377
Equity contracts	7,650	97,293	17,909	122,852
Foreign exchange contracts	384	—	—	384
Separate Accounts assets (c)	21,817,296	5,663,362	585,422	28,066,080

Total assets at fair value	$21,826,234	$5,811,655	$614,719	$28,252,608

Liabilities at fair value:
Separate Accounts (c)	$—	$(23,791)	$—	$(23,791)
Derivative liabilities (d)
Interest rate contracts	(827)	(305,864)	—	(306,691)
Equity contracts	(6,234)	—	—	(6,234)
Foreign exchange contracts	(468)	(8,554)	—	(9,022)

Total liabilities at fair value	$(7,529)	$(338,209)	$—	$(345,738)

51

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

(a)	Common stocks are carried at fair value.

(b)	Debt securities with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the table above.

(c)	Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, debt securities and preferred stocks are carried at amortized cost based on their respective NAIC rating. Separate Account assets also include $1,633 million and $1,387.4 million of investment income and receivables due at December 31, 2014 and 2013, respectively. Separate Account liabilities include derivative liabilities carried at fair value.

(d)	The derivatives included in the leveling descriptions are carried at fair value.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2014 and December 31, 2013.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the twelve-month period ended December 31, 2014:

(In Thousands)	Beginning Balance at 01/01/2014	Transfers Into Level 3	Transfers Out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2014
Assets:
Common stock Unaffiliated	$—	$—	$—	$(909)	$—	$50,420	$—	$(2,730)	$938	$47,719
Debt securities—Unaffiliated
Asset-backed securities	1,637	—	—	—	(77)	—	—	—	(89)	1,471
Residential mortgage-backed securities	—	—	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	9,751	—	(9,751)	—	—	—	—	—	—	0
Industrial and miscellaneous	—	—	—	—	—	—	—	—	—	—
Derivative assets	17,909	1,713	(19,622)	—	—	—	—	—	—	0
Separate Accounts assets	585,422	14,348	(12,076)	2,979	24,887	104,779	1,450	(57,787)	(58,297)	605,705

Total assets	$614,719	$16,061	$(41,449)	$2,070	$24,810	$155,199	$1,450	$(60,517)	$(57,448)	$654,895

52

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the twelve-month period ended December 31, 2013:

(In Thousands)	Beginning Balance at 01/01/2013	Transfers Into Level 3	Transfers Out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2013
Assets:
Common stock	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Debt securities—Unaffiliated
Asset-backed securities	19,405	—	—	807	26	89	—	—	(18,690)	1,637
Residential mortgage-backed securities	6,486	—	—	(1,109)	—	—	—	(4,610)	(767)	—
Commercial mortgage-backed securities	—	10,790	—	(518)	(4,416)	—	—	—	3,895	9,751
Industrial and miscellaneous	—	—	—	—	—	—	—	—	—	—
Derivative assets	—	—	(7,844)	—	3,930	21,823	—	—	—	17,909
Separate Accounts assets	508,231	75,447	(15,879)	(185)	30,808	82,737	—	(59,680)	(36,057)	585,422

Total assets	$534,122	$86,237	$(23,723)	$(1,005)	$30,348	$104,649	$—	$(64,290)	$(51,619)	$614,719

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers made were the result of changes in the level of observability of inputs used to price the assets or changes in NAIC ratings.

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2014:

(In Thousands)	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Debt securities—Unaffiliated
Asset-backed securities	Held at Cost	N/A	$1,471	N/A	N/A
	Matrix Pricing	Spreads	—	N/A	N/A
Commercial mortgage-backed securities	Matrix Pricing	Discount Rates	—	N/A	N/A
Separate Accounts assets	Matrix Pricing	Spreads	80,497	N/A	N/A
	Market Pricing	Quoted Prices	57,718	91-113	99

Total assets			$139,686

53

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2013:

(In Thousands)
Debt securities—Unaffiliated
Asset-backed securities	Held at Cost	N/A	$1,548	N/A	N/A
	Matrix Pricing	Spreads	89	N/A	N/A
Commercial mortgage-backed securities	Matrix Pricing	Discount Rates	9,751	3-34%	21%
Separate Accounts assets	Matrix Pricing	Spreads	11,435	N/A	N/A
	Market Pricing	Quoted Prices	110,715	87-123	102

Total assets			$133,538

There were no significant changes made in valuation techniques during 2014.

Derivative values in the above table are presented on a gross basis.

Aggregate Fair value of all Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2014:

	2014
(In Thousands)
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Cash, cash equivalents and short-term investments	$2,797,104	$2,797,104	$2,203,305	$593,799	$—	$—
Debt securities	5,466,402	5,331,560	233,315	2,338,203	2,894,884	—
Preferred stocks	32,650	33,120	—	31,561	1,089	—
Common stocks	47,719	47,719	—	—	47,719	—
Mortgages loans on real estate	709,620	671,120	—	—	709,620	—
Derivatives – options and swaptions	157,623	157,623	15,916	141,707	—	—
Derivatives – swaps and forwards	77,187	77,187	—	77,187	—	—
Derivatives – futures	20,714	20,714	20,714	—	—	—
Contract loans	654,111	623,220	—	—	654,111	—
Other invested assets	408,013	406,249	—	9,220	398,793	—
Separate account assets	27,741,024	27,711,741	20,585,989	6,256,718	898,317	—
Contractholder deposit funds and other policyholder liabilities	(225,938)	(215,544)	—	—	(225,938)	—
Derivatives – options and swaptions	(35,577)	(35,577)	(35,577)	—	—	—
Derivatives – swaps and forwards	(45,511)	(45,511)	—	(45,511)	—	—
Derivatives – futures	(2,037)	(2,037)	(2,037)	—	—	—
FHLB Loan	(210,000)	(210,022)	—	(210,000)	—	—
Separate account liabilities	(73,283)	(73,283)	—	(38,603)	(34,680)	—

54

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following table presents the carrying amounts and estimated fair value of the Company’s financial instruments as of December 31, 2013:

	2013
(In Thousands)
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Cash, cash equivalents and short-term investments	$1,440,125	$1,440,125	$374,434	$1,065,691	$—	$—
Debt securities	4,833,793	4,759,852	604,633	2,383,464	1,845,696	—
Preferred stocks	21,696	23,150	—	20,599	1,097	—
Mortgages loans on real estate	779,201	748,309	—	—	779,201	—
Derivatives – options and swaptions	137,634	137,634	7,587	112,138	17,909	—
Derivatives – swaps and forwards	35,629	35,629	—	35,629	—	—
Derivatives—futures	1,350	1,350	1,350	—	—	—
Contract loans	536,003	537,058	—	—	536,003	—
Other invested assets	184,991	183,199	—	19,098	165,893	—
Separate account assets	29,158,501	29,127,294	21,875,212	6,393,515	889,774	—
Contractholder deposit funds and other policyholder liabilities	(185,647)	(184,482)	—	—	(185,647)	—
Derivatives – swaps and forwards	(314,418)	(314,418)	—	(314,418)	—	—
Derivatives—futures	(7,529)	(7,529)	(7,529)	—	—	—
Separate account liabilities	(56,386)	(56,386)	—	(23,791)	(32,595)	—

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents and short-term investments – The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Debt securities – The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

55

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities – The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price the equity securities for which the quoted market price is not available.

Mortgage loans – The fair values of mortgage loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives – The fair values of swaps are based on current settlement values, dealer quotes and market prices. Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans – The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets – Other invested assets (excluding investments accounted for under the equity method) include Low Income Housing Tax Credits (“LIHTC”), surplus debentures, collateral loans and equipment lease trusts. The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures and collateral loans are based upon the same methods used for other private placements as described above.

Separate Accounts – The estimated fair values of assets and liabilities are valued using the same methodology described above. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statement of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are considered non-financial instruments.

Contract holder deposit funds – The fair values of the Company’s general account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

Debt – The fair value of debt is based on future cash flows discounted at the stated interest rate, considering all appropriate terms of the related agreements. Due to certain provisions included in such agreements, whereby the issuer of the notes has the ability to call each note at par with appropriate approvals, the fair value is equal to par value.

56

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

14.	FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company has not recorded a valuation allowance as of December 31, 2014 and December 31, 2013.

The components of the DTAs and deferred tax liabilities (“DTLs”) as of December 31, 2014 and December 31, 2013 were as follows:

(In Thousands)	December 31, 2014			December 31, 2013			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$465,109	$—	$465,109	$552,009	$5,856	$557,865	$(86,900)	$(5,856)	$(92,756)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	465,109	—	465,109	552,009	5,856	557,865	(86,900)	(5,856)	(92,756)
Deferred Tax Assets Nonadmitted	176,583	—	176,583	291,163	5,853	297,016	(114,580)	(5,853)	(120,433)

Subtotal Net Admitted Deferred Tax Assets	288,526	—	288,526	260,846	3	260,849	27,680	(3)	27,677
Deferred Tax Liabilities	80,941	—	80,941	76,609	3	76,612	4,332	(3)	4,329

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$207,585	$—	$207,585	$184,237	$—	$184,237	$23,348	$—	$23,348

The following table provides component amounts of the Company’s calculation by tax character of paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101

(In Thousands)	December 31, 2014			December 31, 2013			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted pursuant to 11.a.	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Admitted pursuant to 11.b. (lesser of 11.b.i.or 11.b.ii.)	207,585	—	207,585	184,237	—	184,237	23,348	—	23,348
(c) 11.b.i	—	—	222,477	—	—	234,926	—	—	(12,449)
(d) 11.b.ii	—	—	207,585	—	—	184,237	—	—	23,348
(e) Admitted pursuant to 11.c.	80,941	—	80,941	76,609	—	76,609	4,332	—	4,332

(f) Total admitted under 11.a.—11.c.	288,526	—	288,526	260,846	—	260,846	27,680	—	27,680
(g) Deferred tax liabilities	80,941	—	80,941	76,609	—	76,609	4,332	—	4,332

Net admitted deferred tax assets / deferred tax liabilities	$207,585	$—	$207,585	$184,237	$—	$184,237	$23,348	$—	$23,348

57

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

14.	FEDERAL INCOME TAXES (CONTINUED)

	2014	2013
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	1021%	1175%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above	$1,383,898,004	$1,226,182,653

The following table provides the impact of tax planning strategies, as used in the Company’s SSAP No. 101 calculation, on adjusted gross and net admitted DTAs.

(In Thousands)	December 31, 2014		December 31, 2013		Change
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets, by Tax
Character as a Percentage.
Adjusted Gross Deferred Tax Assets	$465,109	$—	$552,009	$5,856	$(86,900)	$(5,856)
Percentage of Adjusted Gross Deferred Tax Assets by Tax Character Attributable to the
Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$288,526	$—	$260,846	$3	$27,680	$(3)
Percentage of Net Admitted Adjusted
Gross Deferred Tax Assets by Tax Character Because of the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

The Company did not utilize tax planning strategies in the calculation of its adjusted gross DTAs and net admitted DTAs.

The Company has no temporary difference for which a DTL has not been established.

The following tables provide the Company’s significant components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31, 2014	December 31, 2013	December 31, 2012
Current Income Tax
Federal tax benefit from operations	$6,861	$(84,275)	$(84,977)
Federal tax expense on prior period adjustment	—	—	—
Federal income tax on net capital gains	(3,669)	28,847	(2,216)
Utilization of capital loss carry-forwards	—	—	—
Federal tax (benefit) expense on stock options	—	(539)	184

Current income tax expense (benefit)	$3,192	$(55,967)	$(87,009)

58

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

14.	FEDERAL INCOME TAXES (CONTINUED)

The main components of DTAs and DTLs as of December 31, 2014 and 2013 were as follows:

(In Thousands)	December 31, 2014	December 31, 2013	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$255,322	$242,306	$13,016
Investments	68,253	204,640	(136,387)
Deferred acquisition costs	15,202	2,753	12,449
Net operating loss carry-forward	82,000	59,040	22,960
Other (including items <5% of total ordinary tax assets)	44,332	43,270	1,062

Total ordinary Deferred Tax Assets	$465,109	$552,009	$(86,900)
Statutory valuation allowance adjustment	$—	$—	$—
Nonadmitted	176,583	291,163	(114,580)

Admitted ordinary Deferred Tax Assets	$288,526	$260,846	$27,680
Capital:
Investments	—	—	—
Net capital loss carry-forward	—	5,856	(5,856)

Subtotal	$—	$5,856	$(5,856)
Statutory valuation allowance adjustment	$—	$—	$—
Nonadmitted	—	5,853	(5,853)

Admitted capital Deferred Tax Assets	$—	$3	$(3)

Admitted Deferred Tax Assets	$288,526	$260,849	$27,677

Deferred Tax Liabilities:
Ordinary
Investments	$13,240	$—	$13,240
Policyholder reserves	67,701	76,332	(8,631)
Other (including items <5% of total ordinary tax liabilities)	—	277	(277)

Subtotal	$80,941	$76,609	$4,332
Capital:
Investments	—	3	(3)

Subtotal	$—	$3	$(3)

Deferred Tax Liabilities	$80,941	$76,612	$4,329

Net admitted Deferred Tax Assets / Deferred Tax Liabilities	$207,585	$184,237	$23,348

59

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

14.	FEDERAL INCOME TAXES (CONTINUED)

The change in net deferred income taxes is comprised of the following:

(In Thousands) Description	December 31, 2014	December 31, 2013	Change
Total Deferred Tax Assets	$465,109	$557,865	$(92,756)
Total Deferred Tax Liabilities	80,941	76,612	4,329

Net Deferred Tax Assets / Deferred Tax
Liabilities	$384,168	$481,253	$(97,085)
Statutory valuation allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax
Liabilities	$384,168	$481,253	$(97,085)
Tax effect of unrealized (gains)/losses			(13,751)
True up for prior unrealized gain/losses			40,326

Change in net deferred income tax			$(123,660)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2014, 2013 and 2012 were as follows:

(In Thousands)	December 31, 2014			December 31, 2013			December 31, 2012
Description	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net income before taxes	$302,994	$106,048	28.3%	$486,232	$170,182	28.5%	$(41,797)	$(14,629)	3.3%
Pre-tax capital gains - Pre IMR	71,313	24,960	6.7%	110,202	38,571	6.5%	(401,177)	(140,412)	31.7%
Dividends received deduction		(11,550)	-3.1%		(14,000)	-2.3%		(14,000)	3.2%
Tax credits		(932)	-0.2%		(4,752)	-0.8%		(4,739)	1.1%
Non-deductible expenses		119	0.0%		496	0.1%		545	-0.1%
Change in tax contingency reserves		—	0.0%		(2,271)	-0.4%		(1,860)	0.4%
Reversal of IMR		(1,928)	-0.5%		(20,514)	-3.4%		(4,743)	1.1%
Change in non-admitted assets		2,520	0.7%		(2,259)	-0.4%		4,763	-1.1%
Prior year adjustments		(4,839)	-1.3%		(572)	-0.1%		(2,455)	0.6%
Retained deferred tax asset		5,133	1.4%		347,765	58.2%		—	0.0%
Change in statutory valuation allowance			0.0%		(379,797)	-63.7%		379,797	-85.9%
Other		7,321	2.0%		13,479	2.3%		(1,509)	0.3%

Total statutory income taxes		$126,852	34.0%		$146,328	24.5%		$200,758	-45.4%

Federal income taxes incurred		$3,192	0.9%		$(55,967)	-9.4%		$(87,009)	19.6%
Change in net deferred income taxes		123,660	33.1%		202,295	33.9%		287,767	-65.0%

Total statutory income taxes		$126,852	34.0%		$146,328	24.5%		$200,758	-45.4%

At December 31, 2014, the Company had $234.3 million of net operating loss carry forward which will begin to expire, if not utilized, in 2028. At December 31, 2014, the Company had no capital loss carry forward. At December 31, 2014, the Company had $13.6 million of foreign tax credit carry forward, which will begin to expire, if not utilized, in 2019. At December 31, 2014, the Company had $10.3 million of LIHTC carry forward, which will begin to expire, if not utilized, in 2030. At December 31, 2014, the Company had no minimum tax credit carry forward.

60

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

14.	FEDERAL INCOME TAXES (CONTINUED)

At December 31, 2014, the Company has no income taxes incurred in the current or preceding years that will be available for recoupment in the event of future net losses.

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

A reconciliation of the beginning and ending balances of tax contingencies computed in accordance with SSAP No. 101 and SSAP No. 5R, Liabilities, Contingencies and Impairment of Assets, is as follows:

(In Thousands)	2014	2013
Balance, beginning of year	$—	$1,477
Gross increases related to tax positions in prior years	—	1,820
Gross decreases related to tax positions in prior years	—	—
Gross increases related to tax positions in current year	—	—
Settlements with Former Parent	—	(3,297)
Close of tax examinations/statutes of limitations	—	—

Balance, end of year	$—	$—

The Company recognizes interest accrued related to unrecognized tax benefits (“UTBs”) in income tax expense. The Company has no accrued interest balance as of December 31, 2014 and December 31, 2013. The Company recognized $0.0 million and $0.5 million in gross interest benefit related to UTBs during the years ended December 31, 2014 and 2013, respectively. The Company has not accrued any penalties related to UTBs.

Tax years prior to 2003 are closed to examination and audit adjustments under the applicable statute of limitations. The Company is subject to ongoing examinations for subsequent tax years as a member of the Former Parent’s consolidated federal income tax returns. On October 7, 2014, an opening conference for appeals was held for tax years 2007, 2008 and 2009 for the former consolidated return. The 2003 through 2006 tax years for the consolidated return are still in the appeals process with the Internal Revenue Service (the “IRS”). The 2010 through 2013 tax years are currently being examined by the IRS. The opening conference was held on June 17, 2014. Although the Company remains jointly and severally liable for consolidated tax liabilities, the Company is held harmless by the Former Parent in accordance with the Sale Transaction agreement and believes that the possibility of a tax liability for the pre-sale tax years is remote. Additionally, the Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for UTBs at December 31, 2014. As of December 31, 2014, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

61

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

14.	FEDERAL INCOME TAXES (CONTINUED)

The Company will file a separate consolidated federal income tax return for the year ended December 31, 2014 with its subsidiaries, DLNY and DLRC, and will continue to do so in future tax years under Internal Revenue Code Section 1504(c)(1). A formal tax allocation agreement has been implemented and allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the change in control of the Company on August 2, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Delaware Department of Insurance.

Effective July 21, 2014, following the receipt of all required board, shareholder, and regulatory approvals, the Company’s name was changed from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company.

On March 26, 2014, the Company paid an ordinary dividend of $185.0 million to the Parent. Per the limitation described above, the Company was not permitted to pay dividends in 2014 without prior approval from the Delaware Commissioner of Insurance. No dividends were paid during 2013.

As discussed in Note 2, there were two distributions to the Former Parent from gross paid in and contributed surplus during 2013.

The Company recorded a restatement of gross paid-in and contributed surplus and unassigned funds under a quasi-reorganization pursuant to SSAP No. 72, Surplus and Quasi-reorganizations. The restatement was recorded as of June 30, 2013 and did not change the Company’s total surplus. The quasi-reorganization was approved by the Delaware Department of Insurance.

62

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS (CONTINUED)

The impact of the quasi-reorganization was as follows:

(In Thousands)
	Change in Year Surplus (Unassigned Funds)	Change in Gross Paid-in and Contributed Surplus
2013	$1,851,883	$(1,851,883	)*

*	Reset of surplus effective June 30, 2013. Unassigned surplus adjusted for the net impact of OTTI recorded on hybrid securities totaling $12,589,924.

16.	RISK-BASED CAPITAL

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company met the minimum RBC requirements at December 31, 2014 and 2013.

17.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent commitments

The Company had commitments for future partnership investments of $25.0 million and $3.7 million as of December 31, 2014 and 2013, respectively.

Regulatory and industry developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

The liquidation of Executive Life Insurance Company, along with other insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations, will result in retrospective premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.5 million and $4.1 million for guaranty fund assessments as of December 31, 2014 and 2013, respectively. The Company does not know the period over which the guaranty fund assessments are expected to be paid.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

63

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD. On May 30, 2010, the IRS issued an Industry Director Directive which makes it clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope and application of new regulations. This issue was included in the 2012-2013 Priority Guidance Plan, issued on November 19, 2012, as one of the projects the IRS intended to work on in 2013. The IRS did not reach any conclusion in 2013 and therefore included the issue was included again in the 2013-2014 Priority Guidance Plan issued on January 29, 2014. The timing, substance and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives. For the years ended December 31, 2014, 2013 and 2012, the Company’s financial statements reflect benefits of $8.9 million, $13.4 million and $11.6 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Under the Sale Transaction Agreement among SLF’s affiliates and the Parent, the Parent, acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of SLF set forth in the Sale Transaction Agreement and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF and its affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by DLNY, certain environmental liabilities and certain liabilities arising under unclaimed property law.

64

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

Pledged or Restricted Assets

The following assets were restricted at December 31, 2014 and reported in the current financial statements:

•	Posted collateral under repurchase agreements which were reported as bonds and preferred stocks.

•	Cash collateral posted under reverse repurchase agreement which was reported as cash equivalents.

•	Certain bonds were on deposit with governmental authorities as required by law.

•	Certain cash deposits were held in a mortgage escrow account (see “Other restricted assets” below)

•	Derivative cash collateral received was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below.)

The following are restricted assets (including pledged assets):

				Gross Restricted
(In Thousands)
			Current Year						Percentage

										Admitted
			Total Separate					Total Current	Gross	Restricted
			Account (S/A)	S/A Assets				Year	Restricted	to Total
	Total General	G/A Supporting	Restricted	Supporting G/A		Total From	Increase/	Admitted	Total	Admitted
Restricted Asset Category	Account (G/A)	S/A Activity	Assets	Activity	Total	Prior Year	(Decrease)	Restricted	Assets	Assets
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	$—	0%	0%
Collateral held under security lending agreements	—	—	—	—	—	—	—	—	0%	0%
Subject to repurchase agreements	547,642	—	—	—	547,642	449,188	98,454	547,642	1.35%	1.35%
Subject to reverse repurchase agreements	332,969	—	—	—	332,969	499,591	(166,622)	332,969	0.82%	0.82%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	—	0%	0.00%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	—	0%	0%
Placed under option contracts	—	—	—	—	—	—	—	—	0%	0%
Letter stock or securities restricted as to sale	—	—	—	—	—	—	—	—	0%	0%
FHLB capital stock	10,500				10,500		10,500	10,500	0.03%	0.03%
On deposit with states	4,051	—	—	—	4,051	4,223	(172)	4,051	0.01%	0.01%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	—	0%	0%
Pledged as collateral not captured including assets backing funding	269,387				269,387		269,387	269,387	0.66%	0.66%
Pledged as collateral not captured in other categories	103,987	—	—	—	103,987	60,610	43,377	103,987	0.25%	0.25%
Other restricted assets	1,415,320	—	—	—	1,415,320	7,222	1,408,098	1,415,320	3.47%	3.47%

Total restricted assets	$2,683,856	$—	$—	$—	$2,683,856	$1,020,834	$1,663,022	$2,683,856	6.59%	6.59%

65

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

The following are assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate).

		Gross Restricted
(In Thousands)			Current Year						Percentage

Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Derivative collateral	$103,987	$—	$—	$—	$103,987	$60,610	$43,377	$103,987	0.25%	0.25%

Total	$103,987	$—	$—	$—	$103,987	$60,610	$43,377	$103,987	0.25%	0.25%

The following are other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate).

		Gross Restricted
(In Thousands)			Current Year						Percentage

Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Mortgage escrow	$6,251	$—	$—	$—	$6,251	$7,222	$(971)	$6,251	0.02%	0.02%
Collateral for unsettled trades	$1,409,069	$—	$—	$—	$1,409,069	$—	$1,409,069	$1,409,069	3.44%	3.46%

Total	$1,415,320	$—	$—	$—	$1,415,320	$7,222	$1,408,098	$1,415,320	3.46%	3.48%

Collateral for unsettled trades includes cash received from sales of S&P 500 Index exchange traded funds which funds were not yet purchased. A liability for the future purchase of the funds is included as payable for securities.

Lease Commitments

Effective August 1, 2013, the Company entered into a lease agreement for its Massachusetts home office. Rental expenses for 2014 and 2013 were $2.1 million and $0.9 million, respectively.

From January 1, 2013 to July 31, 2013, the Company leased equipment under non-cancelable operating lease agreements. Rental expenses, including allocated amounts, for 2013 and 2012 were approximately $2.5 million and $5.4 million, respectively.

66

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

Effective January 22, 2014, the Company entered into a lease agreement for its Indiana home office. Rental expense for 2014 was $0.1 million.

Effective September 24, 2014, the Company entered into a lease agreement for its new Massachusetts home office. No rental expense was incurred for 2014.

a. At January 1, 2015, minimum aggregate rental commitments were as follows:

	Year Ending	(In Thousands)
	December 31	Operating Leases
1.	2015	$2,227
2.	2016	1,357
3.	2017	1,362
4.	2018	1,366
5.	2019	1,371

6.	Aggregate total all future years	$4,237

18.	DEBT

On April 1, 2014, the Company entered into a $500.0 million revolving credit facility (the “Facility”) with Bank of America Merrill Lynch. Borrowings under the Facility were for general corporate purposes. Borrowings were subject interest at LIBOR + 125 basis points, with a commitment fee of 30 basis points for any unused portion of the Facility, and the Facility had a 180 day tenor. The Facility was secured by certain securities held in an account established for this purpose, and borrowings were limited to a specified percentage of the value of the securities in this account. The total interest paid in 2014 was approximately $1.1 million. This facility was terminated on December 22, 2014.

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the “Replacement Facility”) with Societe Generale. Borrowings under the Replacement Facility may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Replacement Facility, and the Replacement Facility has a 270 days rolling margin commitment. The Replacement Facility is secured by certain securities held in an account established for this purpose, and borrowings are limited to a specified percentage of the value of the securities in this account. The total interest paid in 2014 was approximately $90 thousand. At December 31, 2014, there were no amounts outstanding under the Facility.

The Company is a member of the Federal Home Loan Bank (“FHLB”) of Indianapolis. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds for Back-up liquidity. The Company had $210.0 million outstanding borrowings at December 31, 2014. The Company has determined the estimated maximum borrowing capacity available at December 31, 2014 as $23.3 million. The Company calculated this amount in accordance with its current FHLB capital stock. This amount was repaid during January 2015.

67

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

18. DEBT (Continued)

FHLB Capital Stock

a. Aggregate Totals

1 Current Year

(In Thousands)	1 Total 2+3	2 General Account	3 Separate Accounts
(a) Membership Stock—Case A	$—	$—	$—
(b) Membership Stock—Case B	641	641	—
(c) Active Stock	8,809	8,809	—
(d) Excess Stock	1,050	1,050	—
(e) Aggregate Total	10,500	10,500	—
Actual or Estimated Borrowing Capacity
(f) as Determined by the Insurer	$23,333	XXX	XXX

2 Prior Year-end

	1	2	3
	Total	General	Separate
(In Thousands)	2+3	Account	Accounts
(a) Membership Stock—Case A	$—	$—	$—
(b) Membership Stock—Case B	—	—	—
(c) Active Stock	—	—	—
(d) Excess Stock	—	—	—
(e) Aggregate Total	—	—	—
(f) Actual or Estimated Borrowing Capacity as Determined by the Insurer	—	XXX	XXX

b. Membership Stock (Class A and B) Eligible for Redemption

(In Thousands) Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	—	—	—	—	—	—
Class B	—	$10,500	—	—	—	—

68

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

18.	DEBT (Continued)

Collateral Pledged to FHLB

a. Amount Pledged as of Reporting Date

1 Current Year Total General and Separate Accounts

Aggregate Total
(In Thousands)	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$276,982	$269,387	$229,589

2 Current Year General Accounts

Aggregate Total
	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$276,982	$269,387	$229,589

3 Current Year Separate Accounts

Aggregate Total
	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$—	$—	$—

4 Prior Year-end Total General and Separate Accounts

Aggregate Total
	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$—	$—	$—

b. Maximum Amount Pledged During Reporting Period

1 Current Year Total General and Separate Accounts

Aggregate Total
(In Thousands)	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$276,982	$269,387	$229,589

2 Current Year General Accounts

Aggregate Total
	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$276,982	$269,387	$229,589

3 Current Year Separate Accounts

Aggregate Total
	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$—	$—	$—

4 Prior Year-end Total General and Separate Accounts

Aggregate Total
	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$—	$—	$—

69

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

18.	DEBT (Continued)

Borrowing from FHLB

a. Amount as of Reporting Date

1 Current Year

	1	2	3	4
	Total	General	Separate	Funding Agreements
(In Thousands)	2+3	Account	Accounts	reserves Established
(a) Debt	$210,000	$210,000	$—	XXX
(b) Funding Agreements	—	—	—	XXX
(c) Other	—	—	—
(d) Aggregate Total	$210,000	$210,000	$—

2 Prior Year-end

	1	2	3	4
	Total	General	Separate	Funding Agreements
(In Thousands)	2+3	Account	Accounts	reserves Established
(a) Debt	$—	$—	$—	XXX
(b) Funding Agreements	—	—	—	XXX
(c) Other	—	—	—
(d) Aggregate Total	$—	$—	$—

b. Maximum Amount during Reporting Period (Current Year)

	1	2	3
	Total	General	Separate
(In Thousands)	2+3	Account	Accounts
(1) Debt	$210,000	$210,000	$—
(2) Funding Agreements	—	—	—
(3) Other	—	—	—
(4) Aggregate Total	$210,000	$210,000	$—

70

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

18. DEBT (Continued)

c. FHLB – Prepayment Obligations

Does the Company have prepayment
Obligations under the following arrangements
(YES/NO)
(1) Debt	YES
(2) Funding Agreements	NO
(3) Other	NO

19.	SUBSEQUENT EVENTS

On March 26, 2015, the Company paid an ordinary dividend of $200.0 million to the Parent.

Subsequent events have been considered through April 27, 2015.

****

71

PART C

OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

A.	Condensed Financial Information - Accumulation Unit Values (Part A)

B.	Financial Statements of the Depositor (Part B)

1	Independent Auditors’ Reports;

2.	Statutory-Basis Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus as of December 31, 2014 and 2013;

3.	Statutory-Basis Statements of Operations for the Years Ended December 31, 2014, 2013 and 2012

4.	Statutory-Basis Statements of Changes in Capital Stock and Surplus for the Years Ended December 31, 2014, 2013 and 2012;

5.	Statutory-Basis Statements of Cash Flows for the Years Ended December 31, 2014, 2013 and 2012; and

6.	Notes to Statutory-Basis Financial Statements.

C.	Financial Statements of the Registrant (Part B)

1.	Report of Independent Registered Public Accounting Firm;

2.	Statement of Assets and Liabilities, December 31, 2014;

3.	Statement of Operations, Year Ended December 31, 2014;

4.	Statements of Changes in Net Assets, Years Ended December 31, 2014 and December 31, 2013; and

5.	Notes to Financial Statements.

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)	Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997);

(2)	Not Applicable;

(3)(a)	Marketing Services Agreement between Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(i)	Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 27, 2009);

(3)(b)(ii)	Amendment No. 1 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 27, 2009);

(3)(b)(iii)	Amendment No. 2 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009);

(3)(b)(iv)	Amendment No. 3 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009);

(3)(c)(i)	Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(ii)	Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(iii)	General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(4)(a)	Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83256, filed on June 22, 2002);

(4)(b)	Certificate to be issued in connection with Contract filed as Exhibit 4(a) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83256, filed on June 22, 2002);

(4)(c)	Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83256, filed on June 22, 2002);

(4)(d)	Sun Income Riser III Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-168710, filed on August 10, 2010);

(4)(e)	Sun Income Maximizer Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-168710, filed on August 10, 2010);

(4)(f)	Sun Income Maximizer Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-168710, filed on August 10, 2010);

(5)(a)	Application to be used with Contract filed as Exhibit 4(a) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed February 14, 2002);

(5)(b)	Application to be used with Certificate filed as Exhibit 4(b) and Contract filed as Exhibit 4(c) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed February 14, 2002);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014);

(6)(b)	By-Laws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014);

(7)	Not Applicable;

(8)(a)	Participation Agreement dated February 17, 1998 by and among the Depositor, AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82957, filed on February 3, 2000);

(8)(b)	Participation Agreement dated December 1, 1996 by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Funds, and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 28, 2005);

(8)(c)	Participation Agreement dated May 1, 2001 by and among Sun Life Assurance Company of Canada (U.S.), the Depositor, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed on July 27, 2001);

(8)(d)	Participation Agreement dated February 17, 1998 by and among Sun Life Assurance Company of Canada (U.S.), Lord Abbett Series Fund, Inc. and Lord, Abbett & Co. (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(e)	Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-102278, filed on December 31, 2002);

(8)(f)	Participation Agreement Among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(g)	Participation Agreement Among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(h)	Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(8)(i)	Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 of Delaware Life Variable Account G, File No. 333-111688, filed on April 27, 2007);

(8)(j)	Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), The Huntington Funds, Edgewood Services, Inc., and Huntington Asset Advisors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(8)(k)	Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on December 30, 2005);

(8)(l)	Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-143353, filed on May 30, 2007);

(8)(m)	Participation Agreement, dated August 1, 2011, among Putnam Variable Trust, Putnam Retail Management Limited Partnership, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Pre-Effective Amendment No. 2 the Registration Statement of Delaware Life Variable Account K on Form N-4, File No. 333-173301, filed on August 10, 2011);

(8)(n)	Participation Agreement, dated August 1, 2011, among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Equity Series VIT, and PIMCO Investments LLC (Incorporated herein by reference to Pre-Effective Amendment No. 2 the Registration Statement of Delaware Life Variable Account K on Form N-4, File No. 333-173301, filed on August 10, 2011);

(8)(o)	Participation Agreement, dated May 1, 2011, among Wells Fargo Variable Trust, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Pre-Effective Amendment No. 1 the Registration Statement on Form N-4, File No. 333-173301, filed on June 8, 2011);

(8)(p)	Participation Agreement dated April 24, 2009, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and, JPMorgan Funds Management, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 the Registration Statement on Form N-4, File No. 333-173301, filed on June 8, 2011);

(8)(q)	Participation Agreement, dated December 10, 2012, by and among MFS Variable Insurance Trusts I, II and III, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed December 10, 2012);

(8)(r)	Participation Agreement, restated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 29, 2013);

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use;

(10)(a)	Consents of Independent Registered Public Accounting Firms;*

(10)(b)	Representation of Counsel pursuant to Rule 485(b);*

(11)	Not Applicable;

(12)	Not Applicable;

(13)	Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 29, 1998);

(14)(a)	Powers of Attorney (Incorporated herein by reference to Post-Effective Amendment 13 to the Registration Statement on Form N-4, File No. 333-168710, filed on or about August 11, 2014);*

(14)(b)	Resolution of the Board of Directors of the depositor dated August 1, 2014, authorizing the use of powers of attorney for Officer signatures (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014);

(15)	Organizational Chart (Incorporated herein by reference to Post-Effective Amendment No. 52 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 29, 2015).

*	Filed herewith

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

David E. Sams, Jr. Delaware Life Insurance Company 96 Worcester Street Wellesley Hills, MA 02481	Chief Executive Officer and Director

Daniel J. Towriss Delaware Life Insurance Company 96 Worcester Street Wellesley Hills, MA 02481	President, Chief Risk Officer and Director

Michael S. Bloom Delaware Life Insurance Company 96 Worcester Street Wellesley Hills, MA 02481	Senior Vice President and General Counsel and Secretary

Keith A. Dall Delaware Life Insurance Company 96 Worcester Street Wellesley Hills, MA 02481	Executive Vice President, Chief Actuary

Andrew F. Kenney Delaware Life Insurance Company 96 Worcester Street Wellesley Hills, MA 02481	Chief Investment Officer

Michael K. Moran Delaware Life Insurance Company 96 Worcester Street Wellesley Hills, MA 02481	Senior Vice President and Chief Accounting Officer and Treasurer

James D. Purvis Delaware Life Insurance Company 96 Worcester Street Wellesley Hills, MA 02481	Chief Operating Officer

Robert S. Sabatino Delaware Life Insurance Company 96 Worcester Street Wellesley Hills, MA 02481	Senior Vice President, Information Technology and Operations

Michelle B. Wilcon Delaware Life Insurance Company 96 Worcester Street Wellesley Hills, MA 02481	Senior Vice President, Human Resources

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Delaware Life Insurance Company, which is controlled by Delaware Life Holdings, LLC.

The organization chart of Delaware Life Holdings, LLC is incorporated herein by reference to Post-Effective Amendment No. 52 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 29, 2015.

None of the companies listed in such Exhibit 15 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

Item 27. NUMBER OF CONTRACT OWNERS

As of February 28, 2015, there were 6,252 qualified and 3,221 non-qualified contract owners.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware

Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, G, I, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Thomas G. Seitz	Vice President, Distribution
	Kathleen T. Baron	Chief Compliance Officer
	Kenneth N. Crowley	Assistant Vice President and Senior Counsel
	Maura A. Murphy	Assistant Vice President and Senior Counsel
	Maryellen Percuoco	Clerk and Assistant Secretary

*	The principal business address of all directors and officers of the principal underwriter is 96 Worcester Street, Wellesley Hills, Massachusetts 02481

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 96 Worcester Street, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)	To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)	To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)	Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Delaware Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 29th day of April, 2015.

DELAWARE LIFE VARIABLE ACCOUNT F
(Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Daniel J. Towriss*
Daniel J. Towriss
President

*By:	/s/ Kenneth N. Crowley
Kenneth N. Crowley
Assistant Vice President and Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

SIGNATURE		TITLE	DATE

/s/ David E. Sams, Jr*		Chief Executive Officer and Director (Principal Executive Officer)	April 29, 2015
David E. Sams, Jr.

/s/ Michael K. Moran*		Senior Vice President and Chief Accounting Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	April 29, 2015
Michael K. Moran

*By:	/s/ Kenneth N. Crowley	Attorney-in-Fact for: Dennis A. Cullen, Director Daniel J. Towriss, Director	April 29, 2015
Kenneth N. Crowley

*	Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on or about August 11, 2014. Powers of attorney are incorporated herein by reference to Post-Effective Amendment 13 to the Registration Statement on Form N-4, File No. 333-168710, filed on or about August 11, 2014.

EXHIBIT INDEX

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use

(10)(a)	Consents of Independent Registered Public Accounting Firms

(10)(b)	Representation of Counsel pursuant to Rule 485(b)